                                                                    Exhibit 10.1

       AMENDMENT TO THE CREDIT AGREEMENT DATED FEBRUARY 26, 1996 BY AND
         BETWEEN CS FIRST BOSTON MORTGAGE CAPITAL CORP. AND CAPTEC NET
                              LEASE REALTY, INC.

         This Amendment (this "Amendment") dated as of December 1, 1996 by and between CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation ("Lender"), whose address is 55 East 52nd Street, New York, New York 10055, and CAPTEC NET LEASE REALTY, INC., a Michigan corporation ("Borrower"), whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 (hereinafter the "Agreement").


                                  WITNESSETH


         WHEREAS, Lender and Borrower have entered into a certain Credit Agreement (the "Credit Agreement") in the principal amount of up to $100,000,000; and

         WHEREAS, the Borrower has requested to use a portion of the proceeds of the funding under the Credit Agreement be used for the purpose of financing Improvements to the Properties; and

         WHEREAS, Lender is willing to modify the terms of the Credit Agreement under this Amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the benefits accruing to Borrower and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower hereby makes the following representations and warranties to Lender and covenants and agrees with Lender as follows, and the Lender is willing to make available to Borrower the credit facilities provided for herein as follows:

         1. RECITALS; CAPITALIZED TERMS. The foregoing recitals are incorporated herein by reference. Capitalized terms not defined herein shall have the same meaning as same are defined in the Credit Agreement.

         2.   AMENDMENTS TO THE CREDIT AGREEMENT.

         (a) Section 1(e) (i) of the Credit Agreement is hereby amended as follows:

                  "Borrower agrees to pay interest in respect of the unpaid principal amount of each Revolving Loan from the date the proceeds thereof are made available to Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be the Revolving Loan Rate in effect from time to time. In the event that the Loan proceeds are used to finance any and all construction, resurfacing or refacing of Improvements (the "Improvements") then the Revolving Loan Rate with respect to the Revolving Loan related to such Improvements shall be increased by 50 Basis Points over the rate otherwise charged for the Revolving Loans (the "Improvement Loans")."

         (b) Section 1(f) of the Credit Agreement is hereby amended as follows:

                  "The proceeds of the Revolving Loans shall be used by Borrower exclusively to finance the acquisition or lease by Borrower, and for no other purpose whatsoever. The proceeds of the Improvement Loans shall be used for the construction, resurfacing or refacing of such Improvements of such Properties, and for no other purpose whatsoever."

         (c) Section 3(e) (ii) of the Credit Agreement is hereby amended as follows:

                  "(A) The amount of each Revolving Loan shall not exceed the sum of seventy-five (75%) percent of the Appraised Value of each of the Properties being financed with such Revolving Loan, (B) the principal amount outstanding of all Revolving Loans, which shall not include Improvement Loans, shall not exceed seventy-five (75%) percent of the Appraised Value of all Properties financed with the Loans (the "Loan to Value Requirement"), (C) the amount of each Improvement Loan advanced for the purpose of constructing, resurfacing or refacing of such Improvements upon each such Property shall not exceed the sum of fifty-six (56%) percent of the Appraised Value of each such Property together with said Improvements thereon, and (D) Improvement Loans advanced under the Amendment for each such Property shall not exceed twenty (20%) percent of the total funds available under the Credit Agreement at any given time.


         3. CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS TO MAKE ADVANCES UNDER THIS AMENDMENT.

         In addition to Section 4 and Section 11 of the Credit Agreement, Lender's obligation to make Loan advances pursuant to this Amendment shall be subject to the satisfaction of the following conditions:

                  (a) All conditions of the Amendment hereunder shall have been and remain satisfied as of the date of such advances;

                  (b) The representations and warranties made in this Amendment shall be true and correct on and as of the date of the advance with the same effect as if made on such date;

                  (c) Borrower shall not advance any draw for Improvements unless (i) the Tenant has executed a valid, legal and binding lease agreement and (ii) the franchisor has executed and the Lender has received a short form franchisor estoppel certificate attached hereto as Exhibit A;

                  (d) Upon completion of the Improvements, the Borrower may request that the Improvement Loans be converted to a Revolving Loan Rate, PROVIDED HOWEVER, that all requirements regarding both the Credit Agreement and this Amendment are performed and completed, which shall be determined solely by the Lender in its sole and absolute discretion, and among other things that the Lender receive either a fully executed Franchise Agreement or a long form franchisor estoppel certificate attached hereto as Exhibit B;

                  (e) Borrower's first draw regarding the funds advanced by Lender under this Amendment must include the purchase of the Property, such that title transfers to Borrower simultaneously, a copy of such title shall be forwarded to Lender; and

                  (f) Borrower's Tenant shall be obligated, under the lease, to Borrower for all rental payments due under the lease agreement for the entire term of the lease which duration shall not be less than ten (10) years.

         Lender shall also have received each such item listed below upon the completion of the Improvements:

                  (a) Evidence that construction, resurfacing or refacing of the Improvements have been completed and that Borrower has received satisfactory evidence of the approval by all relevant governmental authorities including but not limited to the United States, the state in which each such Property is located and any political subdivision, agency, department, commission, board, bureau or instrumentality of either of them, including any local authorities, which exercises jurisdiction over each such Property or the Improvements thereon (hereinafter the "Governmental

         Authorities") of the Improvements in their entirety for permanent occupancy, and of the contemplated uses thereof, to the extent any such approval is a condition of the lawful use and occupancy thereof;

                  (b) A final survey of each such Property, certified to Lender and the Title Insurer, showing the completed Improvements;

                  (c) Evidence that Borrower has filed the notice, if any, of completion of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens; and

                  (d) Certificates of Occupancy and Zoning Letters from the city stating that each such Property complies with all regulations and codes of each such Governmental Authority.


         4.       BORROWER REPRESENTS, WARRANTS AND COVENANTS

                  Borrower represents and warrants that:

                  (a) The plans for such construction, resurfacing or refacing of such Improvements have been reviewed and approved by the tenants under any Leases which require approval of the plans and, to the extent required by applicable law or any effective restrictive covenant, by all Governmental Authorities. The planned use of the Improvements complies with applicable zoning ordinances, regulations and restrictive covenants affecting each such Property as well as all environmental, ecological, landmark, and other applicable laws and regulations; and all requirements for such use have been satisfied;

                  (b) The Leases are unmodified and in full force and effect, there are no defaults under any thereof and all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied;

                  Borrower shall also:

                  (a) Promptly comply with all laws, ordinances, orders, rules, statutes and regulations of Governmental Authorities and promptly furnish Lender with reports of any official searches made by Governmental Authorities and any claims of violations thereof with regard to the Improvements;

                  (b) Pay all Costs and expenses required for completion of the Improvements and the satisfaction of the conditions of this Agreement, including, without limitation:

                           (i) all document and stamp taxes, recording and
                  filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby,

                           (ii) the fees and expenses in connection with the
                  preparation for and consummation of the transactions contemplated hereby, and for any services of such parties which may be required in addition to those normally and reasonably contemplated hereby,

                           (iii) any taxes, insurance premiums, liens,
                  security interests or other claims or charges against each such Property or the Improvements thereon, and

                           (iv) all costs of completion of the work to be
                  performed by Borrower regarding the Improvements, (including public space) to permit the lawful occupancy thereof for the purposes contemplated by actual or prospective lessees of such space as set forth in the individual leases to the level of building standard in accordance with industry practices;

                  (c) Commence construction of the Improvements no later than thirty (30) days from the date of advancement of the funds under this Amendment; cause construction thus begun to be prosecuted with diligence and continuity in a good and workmanlike manner and complete construction of the Improvements, in accordance with the plans, free and clear of defects and liens or claims for liens for material supplied or labor or services performed in connection with the construction, resurfacing or refacing of the Improvements; time being of the essence as to this paragraph (c); and

                  (d) Indemnify Lender against claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

         5. Providing that the Borrower is in full compliance with this Amendment, which shall be decided at the sole and absolute discretion of the Lender, and each such Property meets the criteria for receiving the lower interest rate provided to the Revolving Loan amounts under the Credit Agreement (which shall include that the Improvements have been completed and certificates of occupancy shall have been issued therefore and the tenants under the Lease shall have accepted the Improvements, have taken possession thereof and are paying base rent), the Borrower shall request from the Lender that the Improvement Loan be converted to a Revolving Loan under the Credit Agreement for each such Property pursuant to the same terms and conditions as provided for under the Credit Agreement.

         6. All terms and provisions of the Credit Agreement remain in full force and effect except as expressly set forth herein and the Credit Agreement shall not be further modified or amended except at the sole and absolute discretion of the Lender.

         7. This Amendment shall be governed by the laws of the State of New York and shall be binding upon and enuring to the benefit of its successors and/or assigns.


               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                        CAPTEC NET LEASE REALTY, INC.
Witnesses:


 /s/ Margaret K. Rivera
- ---------------------------------
     Margaret K. Rivera                 By /s/ Gary A. Bruder
                                          ---------------------------------
                                                Name: Gary A. Bruder
 /s/ David A. Ebys                              Its:  Vice President
- ---------------------------------
     David A. Ebys

                                        CS FIRST BOSTON MORTGAGE CAPITAL CORP.
Witnesses:

/s/ Chris LaVallee
- ---------------------------------
 Chris LaVallee                         By  /s/ Emily Yassauf
                                          ---------------------------------
                                              Name:
                                              Its:

                                  EXHIBIT A


                                                        MASTER FORM:  11/12/96
                                                           (CONSTRUCTION LOAN)

                         Date :______________, 199___



Captec Financial Group Funding Corporation
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
P.O. Box 544
Ann Arbor, Michigan  48106-0544

        RE:     ________________________

Ladies and Gentlemen:

        The undersigned certifies to Captec Financial Group Funding Corporation, a Michigan corporation (together with it successors, assigns and transferees, "Lender") as follows:

        1. As of the date hereof, ______________(the "Franchisee") is a licensed franchisee of _____________, a ______________________ (the
"Franchisor"), and is in good standing with said Franchisor.

        2. Franchisor has approved, for development as a [TYPE OF FRANCHISE] restaurant site, the real property located at [ADDRESS OF PREMISES] (the "Premises"), and has approved Franchisee to operate the [TYPE OF FRANCHISE] restaurant to be constructed on the Premises upon the completion of construction.

        3. Upon the completion of construction of the [TYPE OF FRANCHISE] restaurant on the Premises, Franchisor shall confirm that Franchisor has selected and approved Franchisee to operate the [TYPE OF FRANCHISE] restaurant on the Premises and shall certify to Lender that Franchisor and Franchisee have entered into a written Franchise Agreement with respect to same.

        The provisions of this certificate shall be binding upon and insure to the benefit of the Franchisor, Franchisee, Lender, and their respective successors and assigns.

                                   ___________________________________________

                                   By_________________________________________

                                    Its_______________________________________

STATE OF ______________________      )
                                     ) ss
COUNTY OF _____________________      )


        The foregoing instrument was acknowledged before me this ____ day of ____________, 199___, by ___________________, the ______________________ of
______________________________, a __________________________, on behalf of the
_______________________.

                                           ____________________________________
                                           Notary Public
                                           _______________County,______________
                                           My Commission Expires:______________
                                           [Notary Public's Seal]

                                  EXHIBIT B

                                                   MASTER FORM (LOAN):   10/3/96


                          Date: ___________, 199___


Captec Financial Group Funding Corporation
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
P.O. Box 544
Ann Arbor, Michigan  48106-0544

        RE: __________________________

Ladies and Gentlemen:

        The undersigned certifies to Captec Financial Group Funding Corporation, a Michigan corporation (together with it successors, assigns and transferees, "Lender") as follows:

        1.      _________________________, a ________________________
("Franchisee"), and _______________________, a ___________________________
("Franchisor"), entered into a [Franchise Agreement], dated __________________, [as amended on ________________________________] ("Franchise Agreement") in
which Franchisor granted to Franchisee a license to use ____________________ (as defined in the Franchise Agreement) at __________________________________
("Premises").

        2. Franchisor has approved the Premises for development as a __________________ restaurant. The Premises is open and oeprating as a
_______________________ restaurant in accordance with the terms of the Franchise Agreements.

        3. The Franchise Agreement constitutes the only agreement between Franchisor and Franchisee with respect to the Premises and a true copy of the Franchise Agreement is attached hereto as Exhibit A.

        4. The Franchise Agreement is in full force and effect; Franchisee is currently operating under the Franchise Agreement and is paying all sums due and owing to Franchisor under the Franchise Agreement.

        5. As of the date hereof, Franchisee is not in default in the performance of any of its duties and obligations under the Franchise Agreement, Franchisee has not committed any breach of the Franchise Agreement, Franchisor has not waived any breach of the Franchise Agreement by Franchisee, and no notice of default has been given to Franchisee.

        6. Franchisee commenced operations under the Franchise Agreement on ________________ and the Franchise Agreement terminates (excluding renewal periods) on ______________________. [There are ____________ renewal periods of
_____________ years each for the Franchise Agreement.]

        The provisions of this certificate shall be binding upon and insure to the benefit of the Franchisor, Franchisee, Lender, and their respective successors and assigns.


                                                   ___________________________

                                                   By_________________________

                                                    Its_______________________

STATE OF ______________________      )
                                     ) ss
COUNTY OF _____________________      )


        The foregoing instrument was acknowledged before me this ____ day of ____________, 199___, by ___________________, the ______________________ of
______________________________, a __________________________, on behalf of the
_______________________.

                                           ____________________________________
                                           Notary Public
                                           _______________County,______________
                                           My Commission Expires:______________
                                           [Notary Public's Seal]

                                  AMENDMENT

                                      to

                               CREDIT AGREEMENT

                                   between

                        CAPTEC NET LEASE REALTY, INC.
                     a Michigan corporation, as borrower

                                     and

               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                    a Delaware limited liability company
           (as successor to CS First Boston Mortgage Capital Corp.,
                         its successors and assigns),
                                  as lender


                                JUNE __, 1997

                        AMENDMENT TO CREDIT AGREEMENT
                        -----------------------------


       This Amendment ("Amendment") to that certain Credit Agreement dated February 26, 1996, as previously amended (the "Credit Agreement"), by and between Captec Net Lease Realty, Inc., a Michigan corporation, as borrower ("Borrower") and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (successor to CS First Boston Mortgage Capital Corp., a Delaware corporation), its successors and assigns, as lender ("Lender") is entered into as of the ___ day of June, 1997. Capitalized terms used and not defined herein shall have the meanings attributed to them in the Credit Agreement.

       This Amendment is being entered into for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the following conditions and limitations, the parties hereto hereby agree to amend the Credit Agreement as follows:

       1. The defined term "Credit Facility Amount" is hereby amended as follows:

              "CREDIT FACILITY AMOUNT" shall mean $100,000,000, as such amount may be increased from time to time by a Notice of Borrowing, in increments of not less than $10,000,000 (each increment referred to herein as "CFA Increase"), and up to a maximum aggregate amount of $150,000,000. In such notice, Borrower shall certify that no Default has occurred and is continuing.

       2. SECTION 1 The second and third sentences of Section 1(a) are hereby amended as follows:

                     Not more than one Revolving Loan may be incurred within any seven (7) day period. The principal amount of such Revolving Loan shall not be less than $250,000.

              SECTION 1 Section 1(a) is hereby further amended by inserting at the end thereof the following:

              ; PROVIDED, HOWEVER, upon the conversion of the Revolving Loan Rate to the "Adjusted Revolving Loan Rate", as defined in Section 1(e)(i), below, the Expiry Date shall, upon request in writing by Borrower to Lender, be extended to the second anniversary of the effective date of the Adjusted Revolving

              Rate, unless such date shall be extended in accordance with the provisions of Section 12(b) hereof. In such notice, Borrower shall certify that no Default has occurred and is continuing. For purposes of this Section 1(a) the effective date of the Adjusted Revolving Rate shall be the date upon which the Adjusted Revolving Rate is first payable pursuant to the Credit Facility Documents.

       3. SECTION 1 The last sentence of Section 1(b) is hereby amended as follows: the phrase "fourteen (14) days" is deleted and the phrase "seven (7) days" is substituted therefor.

       4. SECTION 1 Section 1(e)(i) is hereby amended by inserting at the end thereof the following:

              PROVIDED, HOWEVER, upon (i) the completion by Borrower of a S.E.C.-registered public offering of common stock representing 100% ownership interest in Borrower (in accordance with applicable provisions of the Credit Facility Documents) and (ii) written certification of same by Borrower to Lender, the Revolving Loan Rate shall be reduced to a rate per annum equal to the LIBOR Rate plus 1.750% (the "Adjusted Revolving Loan Rate").

       5.     SECTION 3(e)(ii) Section 3(e)(ii) is hereby amended as follows:

              (ii) (A) The principal amount outstanding of all Revolving Loans and Improvement Loans shall not exceed 71.5% of the Eligible Borrowing Base (the "Loan to Value Requirement").

       6. The Credit Agreement is amended to add the following definitions:

              (a) ELIGIBLE BORROWING BASE shall mean an amount (excluding Exempted Loan Investments) equal to the sum of the following loan asset ("Loan Asset") values: (i) the Appraised Value of all of Borrower's Properties not subject to current Improvements;
              (ii) seventy-five (75%) percent of the Appraised Value of all of Borrower's Properties subject to Improvement Loans which, as a fraction of Revolving Loans shall not exceed twenty (20%) percent thereof in the aggregate; (ili) the outstanding principal amount of all Loan Investments held by the Borrower as a fraction of Revolving Loans which shall not exceed 25% in the aggregate, provided however, in no event shall the value of each Loan Asset in (i) through
              (vi) of this Section 6(a) includible in the Eligible Borrowing Base exceed the specific limitation for each such Loan Asset Category, as defined below, contained therein; (iv) seventy-five (75%) percent of the outstanding principal amount of Secondary Loan Investments held by the Borrower which shall not exceed
              Five Million ($5,000,000) Dollars in the aggregate; (v) seventy-five (75%) percent of the outstanding principal amount of Subordinated Loan Investments held by the Borrower and which shall not exceed Three Million ($3,000,000) Dollars in the aggregate; and (vi) Borrower's net investment (as defined in the Borrower's annual financial statements) in all Financing Leases held by Borrower as a fraction of Revolving Loans which shall not exceed 15% thereof in the aggregate, LESS the Appraised
              Value of any Property which is either (A) encumbered by a superior mortgage or deed of trust in favor of a party other than Lender or (B) for which a payment is overdue by a period of sixty (60) days pursuant to a loan held by Borrower or for which a payment is overdue by a period of sixty (60) days pursuant to a Lease between Borrower, as Lessor, and Lessee (each of (i) through (vi) referred to as a "Loan Asset Category" and collectively as "Loan Asset Categories"); PROVIDED, HOWEVER, such Eligible Borrowing Base shall remain in effect subject to receipt by Lender of (i) a Monthly Loan Asset Performance Information Report, as defined below; and (ii) a Notice of Borrowing which shall be accompanied by (A) a Transactional Loan Asset Performance Information Report, as defined below; and (B) a certificate, executed by Borrower, in which Borrower (a) represents and warrants that the creditworthiness of the Loan Asset is consistent with the Borrower's Underwriting Guidelines pursuant to Exhibit Q of the Credit Facility; (b) represents and warrants that no event of default has occurred and is still occurring with respect to any obligor of Borrower with respect to any Loan Asset Category except payment defaults by any obligor of Borrower and which payment defaults are for a period of less than sixty (60) days and (c) certifies the accurateness and completeness in all material respects of the information provided.

              (b) LOAN INVESTMENT shall mean any loan held by Borrower and secured by a mortgage or leasehold mortgage held by Borrower or any Business Value Loan which shall be assessed at the lesser of either (A) the purchase price; or (B) 100% of the real estate valuation (as determined by Deloitte & Touche LLP or such other valuation expert satisfactory to Borrower and Lender) in the case of a loan secured by a fee mortgage or seventy (70%) of the combined real estate and business valuations (as determined by Deloitte & Touche LLP or such other

                                  EXHIBIT H-1
                                  -----------

QUARTERLY COMPLIANCE CERTIFICATE

        The undersigned, the Chief Financial Officer of Captec Net Lease Realty, Inc., a Michigan corporation, ("Captec"), pursuant to Section 4(c)(ii) of the Credit Agreement ("Agreement"), dated February 26, 1996, by and between Captec, as borrower, and CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns, as lender ("Lender"), hereby certifies to Lender as follows:

        (i) all representations and warranties made by Captec in the Agreement are true and accurate in all material respects as if made on the date hereof; and

        (ii) attached hereto as Exhibit A are quarterly financial statements of Captec, which statements fairly present in all material respects Captec's financial condition and results of operations for the quarterly period as indicated thereon and which are prepared in accordance with GAAP applied on a consistent basis.

                IN WITNESS WHEREOF, the undersigned has executed this Certificate the day of ____________ 199__.

                                        CAPTEC NET LEASE REALTY, INC.


                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:  Chief Financial Officer

                                  EXHIBIT H-2
                                  -----------

                         ANNUAL COMPLIANCE CERTifICATE

        The undersigned, the Chief Financial Officer of Captec Net Lease Realty, Inc., a Michigan corporation, ("Captec"), pursuant to Section 4(c)(ii) of the Credit Agreement ("Agreement"), dated February 26, 1996, by and between Captec, as borrower, and CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns, as lender ("Lender"), hereby certifies to Lender as follows:

        (i) all representations and warranties made by Captec in the Agreement are true and accurate in all material respects as if made on the date hereof; and

        (ii) attached hereto as Exhibit A are the audited financial statements of Captec for the fiscal year indicated thereon, which are prepared in accordance with GAAP applied on a consistent basis together with the report thereon by Captec's Independent Accountants.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate the __ day of ____________ 199__.


                                        CAPTEC NET LEASE REALTY, INC.


                                        By:
                                            ---------------------------
                                             Name:
                                             Title:  Chief Financial Officer

                                   EXHIBIT I
                                   ---------


                              SERVICING PROVISIONS

        1. The Borrower shall take any and all actions, or refrain from taking any such actions, and do any and all things in connection with the servicing and administration of the Properties and the Leases which it may deem necessary or desirable, provided, however, that (i) its servicing of the Leases shall be carried out as provided in the Operations Policy Manual and the Management Agreement in accordance with the procedures which the Borrower uses in connection with Leases which are owned by it and not pledged or collateralized, and (ii) to the extent more exacting, in accordance with prudent, customary and usual procedures of financial institutions which service leases similar to the Leases .

        2. The Borrower shall calculate and compile such information as is required to enable it to provide the information in connection with the reports in the forms attached hereto, and shall deliver such reports to the lender no later than the tenth day of each month.

                         CAPTEC NET LEASE REALTY, INC.
          SERVICING REPORTS TO BE PROVIDED UNDER THE CREDIT AGREEMENT



Within 20 days of the end of each month, the Company shall deliver to the Lender the following servicing reports (the "Servicing Reports"), certified to the Lender by the President or any Vice President of the Company:

1. a Lockbox Compliance Certificate for the preceding month, indicating the total number of payments of Rents received, the number and percentage of such payments received directly in the Lockbox Account, and the number and percentage of such payments not received directly in the Lockbox Account.

2. a Liquid Assets Compliance Certificate for the preceding month, indicating the total Liquid Assets held by the Company as of the the last day of the preceding month and certifying that the Company is in compliance with the Liquid Assets covenant described in Section 4(c)(xxii) of the Agreement.

3. a copy of the Lockbox Account bank: statements and bank reconciliations for the preceding month.

4. a Net Investment Trial Balance for the Leases, as of the last day of the preceding month, which report shall indicate the gross balance and net balance due under each Lease and the gross balance and net balance due under all Leases in aggregate, as of the date of the report.

5. a Summary Past Due Report for the Leases, as of the last day of the preceding month, which report shall indicate the amount delinquent and the gross balance due under each and every Lease which is delinquent for more than five days, as of the date of the report, and shall indicate totals for the gross balances for all such delinquent Leases, sorted by the following delinquency categories: 5-30 days delinquent; 31-60 days delinquent; 61-90 days delinquent; and over 90 days delinquent.

6. a Portfolio Activity Report setting forth the details of the occurrence during the preceding month of any of the following activities: (A) any amendment to a Lease or the Collateral; (B) any insurance claims made with respect to any Collateral; (C) any insurance proceeds received with respect to any Collateral; (D) any proceeds received from the sale of Leases and/or the related Collateral; (E) any prepayments of a Lease by a Lessee; (F) any voluntary prepayments made by the Company in accordance with Section 2(a) of the Agreement; (G) any mandatory prepayments made by the Company in accordance with Section 2(b) of the Agreement; and (11) any purchase of a Lease by the Company.

                                   EXHIBIT J
                                   ---------
              valuation expert satisfactory to Borrower and Lender) in the case of a loan secured by a leasehold mortgage or in the case of a Business Value Loan, and (ii) which is currently neither a Revolving Loan nor an Improvement Loan under the Credit Facility.

              (c) SECOND LOAN INVESTMENT shall mean loan(s) to an Affiliate of Borrower which is/are collateralized by a pledge of an underlying mortgage loan, leasehold mortgage loan or a Business Value Loan held by an Affiliate of Borrower.

              (d) SUBORDINATED LOAN INVESTMENT(S) shall mean subordinated loan(s) held by Borrower, issued by unaffiliated third parties.

              (e) FINANCING LEASE(S) shall mean lease(s) of equipment, held by Borrower, which lease is defined as a financing lease pursuant to Generally Accepted Accounting Principles ("GAAP").

              (f) BUSINESS VALUE LOAN(S) shall mean loan(s) held by Borrower and secured by the income stream and certain tangible personal property from properties encumbered by either a superior mortgage or leasehold mortgage whether held by Borrower or an Affiliate thereof or a third party and shall not exceed seventy (70%) percent of the combined real estate and business valuation of such property (as determined by Deloitte & Touche LLP or such other valuation expert satisfactory to Borrower and Lender).

              (g) EXEMPTED LOAN INVESTMENT(S) shall mean loan(s) incurred by the Borrower prior to the date hereinabove that are listed on Exhibit C annexed hereto.

              (h) MONTHLY LOAN ASSET PEIFONNANCE INFORMATION REPORT shall mean a report submitted by Borrower, both on hardcopy and on a computer diskette in spreadsheet format, no later than the fifteenth (15th) day of each month (the "Report Date") from and after the date of this Amendment for the duration of the term of the Revolving Loan, setting forth each Loan Asset (including Exempted Loan Investments) by Loan Asset Category, together with the following information:

                     (i) type of Loan Asset (i.e. Revolving Loan, Improvement Loan, Loan Investment, Secondary Loan Investment, Subordinated Loan Investment, Financing Leases and Exempted Loan Investment);

                     (ii) type of property comprising the Loan Asset (i.e. mortgage, leasehold mortgage, Business Value Loan, Lease of Equipment);

                     (iii)  Current Payment of Delinquency Status (i.e. thirty
                     (30) days delinquent, sixty (60) days delinquent, ninety
                     (90) days delinquent, one hundred twenty (120) days delinquent, one hundred eighty (180) days delinquent, etc.) of the Lease or Loan Payment; and

                     (iv) Borrower's calculation of the Eligible Borrowing Base, in detail as of the last day of the month prior to the Report Date, together with a representation and warranty by Borrower that the calculation complies with the Eligible Borrow Base definition set forth in Section 5(a).

       7. TRANSACTIONAL LOAN ASSET PERFORMANCE INFORMATION REPORT. A report submitted by Borrower with every Notice of Borrowing and the Required Due Diligence Materials pursuant to Exhibit B of the Credit Facility, which lists each new Revolving Loan or Improvement Loans by Loan Asset Category (including Exempted Loan Investments) together with the following information: (i) a representation and warranty by Borrower that the Eligible Borrowing Base calculation as of date of the funding of the current Revolving Loan under any Asset Loan Category complies with the Eligible Borrowing Base definition set forth in Section 5(a) and (ii) no event of default has occurred and is continuing with respect to the Credit Facility as amended.

       8. RIGHT OF INSPECTION. Lender shall have the right to receive and inspect the Required Due Diligence Materials as well as any other documents that the Lender deems necessary pursuant to its review, in its sole and absolute discretion, pertaning to the asset from any Category of Loan, listed above, which is being considered as a candidate for funding under the Credit Facility.

       9. UCC-1 FINANCING STATEMENTS. Borrower shall prepare and file simultaneously with the recording of the Loan Documents, at its own cost and expense, for each Property or Lease of Equipment to be financed under the Credit Facility a UCC-1 Financing Statement at the Office of the Secretary of State, if applicable, and the County where the property or the equipment is located, if applicable.

       10. SCHEDULE B. SCHEDULE B is hereby amended by inserting at the end thereof the following:

              STRUCTURING ADVISORY FEE UPON CFA INCREASE. As a condition precedent to each CFA Increase, Borrower shall (i) execute and deliver to Lender a Structuring Advisory Fee Agreement in the form of Exhibit A hereto, confirming the structuring advisory fee payable by Borrower to Lender pursuant to (ii), below, and
              (ii) pay to Lender a structuring advisory fee equal to 0.5% of each CFA Increase, which structuring advisory fee shall be payable and non-refundable on the date Borrower provides a Notice of Borrowing to Lender in connection therewith.

              STRUCTURING ADVISORY FEE UPON EXPIRY DATE EXTENSION. As a condition precedent to the extension of the Expiry Date in accordance with Section 1(a) hereof, Borrower shall (i) execute and deliver to Lender a Structuring Advisory Fee Agreement in the form of Exhibit A hereto, confirming the structuring advisory fee payable by Borrower to Lender pursuant to (ii), below, and (ii) pay to Lender a structuring advisory fee equal to 0.5% of the Credit Facility Amount, which structuring advisory fee shall be payable and non-refundable on the date Borrower provides notice to extend the Expiry Date pursuant to Section 1(a) hereof.

       11.    REPRESENTATIONS. Borrower represents and warrants as follows:

              (i) this Amendment has been duly anthorized, executed and delivered by Borrower and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms;

              (ii) the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on the date hereof.

       12. CREDIT AGREEMENT IN FULL FORCE AND EFFECT; NO NOVATION. This Amendment is expressly made supplemental to and a part of the Credit Agreement and the Credit Agreement is in all respects ratified and confirmed, and all of the terms, conditions and provisions thereof, as amended hereby, are and shall continue to be and remain in full force and effect. The modifications of the terms of the Credit Agreement and the execution and delivery of this Amendment are not intended to constitute, and shall not be deemed to be, a novation.

       13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when executed, are and shall continue to be an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


LENDER                                           BORROWER

CREDIT SUISSE FIRST BOSTON                       CAPTEC NET LEASE REALTY, INC.,
MORTGAGE CAPITAL LLC (as                         a Michigan corporation
successor to CS First Boston
Mortgage Capital Corp.), a
Delaware limited liability company





By: /s/ Emily Yassouf                            By: /s/ W. Ross Martin
    -----------------------                          -----------------------
    Name:  Emily Yassouf                             Name:  W. Ross Martin
    Title: Vice President                            Title: Vice President

                               CREDIT AGREEMENT

                                   between

                        CAPTEC NET LEASE REALTY, INC.
                     a Michigan corporation, as borrower

                                     and


                   CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
             a Delaware corporation, its successors and assigns,
                                  as lender



                              FEBRUARY 26, 1996

                              TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Preliminary Statement ..................................................    1

1.   AMOUNT AND TERMS OF CREDIT ........................................    1
        (a)     The Revolving Loans ....................................    1
        (b)     Notice of Borrowing ....................................    2
        (c)     Disbursement of funds ..................................    2
        (d)     Revolving Note .........................................    2
        (e)     Interest ...............................................    3
        (f)     Use of Proceeds ........................................    3

2.      PREPAYMENTS; PAYMENTS ..........................................    3
        (a)     Voluntary Prepayments ..................................    3
        (b)     Mandatory Prepayments ..................................    4
        (c)     Net Payments ...........................................    4

3.      CONDITIONS PRECEDENT ...........................................    4
        (a)     Revolving Note .........................................    4
        (b)     Representations and Warranties .........................    4
        (c)     No Default .............................................    5
        (d)     Corporate Proceedings ..................................    5
        (e)     Collateral .............................................    5
        (f)     Capitalization of Borrower .............................    6
        (g)     Opinions ...............................................    6
        (h)     No Material Adverse Change .............................    6
        (i)     Fees ...................................................    6

4.      REPRESENTATIONS, WARRANTIES AND COVENANTS ......................    6
        (a)     REPRESENTATIONS AND WARRANTIES REGARDING BORROWER ......    6
                (i)     Borrower's Name ................................    6
                (ii)    Location of Borrower ...........................    7
                (iii)   Organization, Chief Executive Office or
                        Residence ......................................    7
                (iv)    Power and Authority ............................    7
                (v)     Due Execution and Delivery, Enforceability .....    7
                (vi)    Indebtedness; No Liens, Claims or
                        Encumbrances ...................................    8
                (vii)   Financing Statements; Perfected Security
                        Interest .......................................    8
                (viii)  No Conflict; No Default ........................    8
                (ix)    No Consent Required ............................    9
                (x)     Purpose for Revolving Loans ....................   10
                (xi)    Financial Statements ...........................   10
                (xii)   Accuracy of Information ........................   10
                (xiii)  ERISA Compliance ...............................   11
                (xiv)   Borrower Status ................................   11
                (xv)    No Brokers .....................................   11
                (xvi)   No Usury .......................................   12

                                                                          Page
                                                                          ----


                (xvii)  Compliance with Laws; No Violation;
                        Indemnity ......................................   12
                (xviii) Subsidiaries ...................................   13
                (xix)   Tax Returns ....................................   13
                (xx)    Litigation .....................................   13
                (xxi)   Capitalization .................................   14
        (b)     REPRESENTATIONS AND WARRANTIES REGARDING THE
                PROPERTIES AND THE LEASES ..............................   14
        (c)     PARTICULAR COVENANTS OF BORROWER .......................   20
                (i)     Maintenance of Collateral and Business . .......   20
                (ii)    Compliance Certificates; Reports;
                        Communications .................................   20
                (iii)   Encumbrances ...................................   20
                (iv)    Distributions ..................................   21
                (v)     Insurance ......................................   22
                (vi)    Maintenance of Existence; Prior Notice of
                        Change in Name or Location .....................   22
                (vii)   Notice of Material Adverse Changes .............   22
                (viii)  Sale of Assets, Consolidation, Merger,
                        Dissolution, Etc ...............................   23
                (ix)    Transactions with Affiliates ...................   23
                (x)     Costs and Expenses .............................   24
                (xi)    Access to Premises .............................   24
                (xii)   Origination and Servicing Leases ...............   25
                (xiii)  Loan to Value Requirement ......................   25
                (xiv)   Updated Appraisals .............................   25
                (xv)    Sale of Revolving Loans ........................   26
                (xvi)   Management .....................................   26
                (xvii)  Ineligible Leases; Substitution ................   26
                (xviii) Refinancing ....................................   27
                (xix)   Underwriting Guidelines; Operations Policy
                        Manual .........................................   27
                (xx)    Notification of Defaulted Leases ...............   27
                (xxi)   Payment of Fees ................................   27
                (xxii)  Liquid Assets ..................................   28

5.      LOCKBOX ACCOUNT ................................................   28

6.      EVENTS OF DEFAULT ..............................................   29
        (a)     Nonpayment, default, breach, etc .......................   29
        (b)     Other defaults of Borrower and other liable
                parties ................................................   29

7.      REMEDIES .......................................................   30
        (a)     Cumulative Rights and Remedies .........................   30
        (b)     Acceleration of Obligations ............................   30

8.      INDEMNIFICATION ................................................   31

                                                                         Page
                                                                         ----

9.      OBLIGATIONS ABSOLUTE ...........................................  32

10.     ASSIGNMENT .....................................................  32

11.     FURTHER ASSURANCES .............................................  33

12.     TERM ...........................................................  33

13.     MISCELLANEOUS ..................................................  34
        (a)     Final Agreement; Amendments, Consents,
                Authorizations .........................................  34
        (b)     Notices ................................................  34
        (c)     Reasonableness .........................................  35
        (d)     Recovery of Sums Required To Be Paid ...................  36
        (e)     Waivers ................................................  36
        (f)     Waiver of Trial by Jury ................................  36
        (g)     Waiver of Notices ......................................  36
        (h)     Relationship ...........................................  37
        (i)     Waiver of Counterclaims ................................  37
        (j)     Time is of the Essence .................................  37
        (k)     Limitation on Interest .................................  37
        (l)     Governing Law; Binding Effect ..........................  38
        (m)     Severability ...........................................  39
        (n)     Captions; Construction .................................  39

                               CREDIT AGREEMENT

       CREDIT AGREEMENT ("Agreement"), dated February 26, 1996, by and between CAPTEC NET LEASE REALTY, INC., a Michigan corporation, as borrower ("Borrower"), and CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation, its successors and assigns, as lender ("Lender").


                            Preliminary Statement
                            ---------------------

       Borrower is a Michigan corporation formed for the purpose of acquiring or leasing Properties (as hereinafter defined) and leasing or subleasing such Properties to Eligible Tenants (as hereinafter defined) for use by such Eligible Tenants in the operation of specialty retail businesses or businesses under one or more of the franchise and restaurant concepts listed on Schedule A hereto (each a "Franchise System") or such other specialty retail businesses or franchise concepts as Borrower and Lender shall mutually agree upon in writing from time to time. Capitalized terms used herein have the meanings accorded such terms in the text hereof and in Appendix A hereto, and, to the extent not inconsistent therewith, the UCC.

       To enable Borrower to fund the acquisition and or leasing of the Properties, Borrower has requested that Lender extend, and Lender is willing to extend, to Borrower a credit facility on the terms and conditions set forth herein.

       As a condition to extending credit hereunder, Lender has requested and Borrower has agreed to execute and deliver to Lender the Collateral Documents for the purpose of, among other things, providing security for the Revolving Loans.

       NOW, THEREFORE, in consideration of the foregoing, the benefits accruing to Borrower and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower hereby makes the following representations and warranties to Lender and covenants and agrees with Lender as follows, and Lender is willing to make available to Borrower the credit facilities provided for herein as follows:


        1.      AMOUNT AND TERMS OF CREDIT.
                ---------------------------

       (a) THE REVOLVING LOANS. Subject to and upon the terms and conditions set forth herein, Lender agrees to make, at any time and from time to time, on and after the Effective Date and prior to the Expiry Date, one or more loans (each a "Revolving Loan" and collectively, the "Revolving Loans") to Borrower, which Revolving Loans may be prepaid and reborrowed in accordance with the provisions hereof, PROVIDED, HOWEVER, that the aggregate principal amount of Revolving Loans outstanding at any time shall not exceed the Credit Facility Amount at such time. Not more than one Revolving Loan may be incurred within any fifteen (15) day period. The principal amount of each Revolving Loan shall not be less than $1,000,000. Lender shall have no obligation to make any Revolving Loans on or after the Expiry Date. All Revolving Loans shall mature on the Expiry Date.

       (b) NOTICE OF BORROWING. Whenever Borrower desires to incur a Revolving Loan, it shall give Lender at least two (2) Business Days' prior written notice of such Revolving Loan to be made hereunder (each a "Notice of Borrowing"), provided that any such Notice of Borrowing shall be deemed to have been given only if given before 12:00 Noon (New York time) on such day. Each Notice of Borrowing shall be in the form of Exhibit A hereto, appropriately completed to specify the principal amount of the Revolving Loan to be made, the date of such Revolving Loan (which shall be a Business Day), the purposes for which such Revolving Loan is requested (which purposes shall be limited to the permitted purposes set forth in paragraph (f) of this
Section 1), and shall identify the Properties and Leases to be financed with the proceeds of the Revolving Loan. Borrower shall deliver to the Custodian the Collateral Schedule and the Required Due Diligence Materials (in accordance with the requirements set forth in Exhibit B and this Agreement) relating to the Properties and Leases to be financed with the proceeds of a Revolving Loan as soon as practicable after completion thereof but in no event less than fourteen (14) days prior to the date specified in the Notice of Borrowing for the funding of such Revolving Loan.

       (c) DISBURSEMENT OF FUNDS. Subject to the satisfaction of all conditions precedent contained herein, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, Lender will make available to Borrower the amount of the Revolving Loan requested to be made on such date in immediately available funds. Such funds will be made available to Borrower by wire transfer if Borrower has provided written wire transfer instructions to Lender in the related Notice of Borrowing.

       (d) REVOLVING NOTE. (i) Borrower's obligation to pay the principal of, and interest on, all the Revolving Loans made by Lender hereunder shall be evidenced by a promissory note duly executed and delivered by Borrower substantially in the form of Exhibit C hereto, with blanks appropriately completed in conformity herewith (the "Revolving Note").

         (ii) The Revolving Note issued to Lender shall (A) be payable to the order of Lender and be dated the Initial Borrowing Date, (B) be in a stated amount equal to the Credit Facility Amount and be payable in the principal amount of the Revolving Loans evidenced thereby, (C) mature, with respect to each Revolving Loan evidenced thereby, on the Expiry Date, (D) bear interest as provided in paragraph (e) of this Section 1, (E) be entitled to the benefits of this Agreement and the other Credit Facility Documents and (F) be secured by the Collateral.

       (e) INTEREST. (i) Borrower agrees to pay interest in respect of the unpaid principal amount of each Revolving Loan from the date the proceeds thereof are made available to Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be the Revolving Loan Rate in effect from time to time.

         (ii) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Revolving Loan and any other overdue amount payable by Borrower hereunder shall bear interest at a rate equal to 2% in excess of the Revolving Loan Rate in effect from time to time (the "Default Rate"); PROVIDED, HOWEVER, that no Revolving Loan shall bear interest after maturity at a rate per annum less than 2% in excess of the rate of interest applicable thereto at maturity.

         (iii) Accrued (and theretofore unpaid) interest shall be payable in respect of each Revolving Loan, (A) on the 15th day of each month in an amount equal to all interest accrued in the preceding Monthly Interest Period, and
(B) on any prepayment (on the amount prepaid) on the date prepaid, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. On or before the 10th day of each month, Lender shall deliver to Borrower an invoice setting forth the interest due and payable by Borrower in respect of the preceding Monthly Interest Period.

       (f) USE OF PROCEEDS. The proceeds of the Revolving Loans shall be used by Borrower exclusively to finance the acquisition or lease by Borrower of Properties, and for no other purpose whatsoever .


        2.      PREPAYMENTS; PAYMENTS.
                ----------------------

       (a) VOLUNTARY PREPAYMENTS. Borrower shall have the right to prepay the Revolving Loans without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) Borrower shall give Lender at least three (3) Business Days' prior written notice of its intent to prepay the Revolving Loans and the amount of such prepayment and (ii) each prepayment shall be in an aggregate principal amount of at least $500,000. In addition, Borrower shall have the right to prepay the Revolving Loans in part without premium or penalty from time to time for the purpose of reducing Accrued Margin. Any such prepayment shall be upon one (1) Business Day's prior notice. Any notice of prepayment by Borrower shall be irrevocable.

       (b) MANDATORY PREPAYMENTS. Borrower shall be required to repay the Revolving Loans at such times and in such amounts as shall be required pursuant to Sections 4(c)(xiii) and 4(c)(xvii) hereof.

       (c) NET PAYMENTS. All payments made by Borrower hereunder or under the Revolving Note will be made without setoff, counterclaim, or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments, or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided below, any tax imposed on or measured by the net income of Lender pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal executive office of Lender is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). Borrower shall also reimburse Lender, upon the written request of Lender, for taxes imposed on or measured by the net income of Lender pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal executive office of Lender is located as Lender shall determine are payable by Lender in respect of amounts paid to or on behalf of Lender pursuant to the preceding sentence. If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under the Revolving Note, after withholding or deduction for or on account of any taxes, will not be less than the amount provided for herein or in such Revolving Note. Borrower will furnish to Lender within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless Lender, and reimburse Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by Lender.


       3. CONDITIONS PRECEDENT. The obligation of Lender to make any Revolving Loan is subject, at the time of each Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

       (a) REVOLVING NOTE. On the Initial Borrowing Date, there shall have been delivered to Lender the Revolving Note executed by Borrower in the amount, with the maturity, and as otherwise provided herein.

       (b) REPRESENTATIONS AND WARRANTIES. At the time of each Credit Event and also after giving effect thereto, all representations and warranties contained herein and in the other

Credit Facility Documents shall be true and correct in all material respects as though such representations and warranties had been made on and as of the date of such Credit Event.

       (c) NO DEFAULT. At the time of each Credit Event and also after giving effect thereto, no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing.

       (d) CORPORATE PROCEEDINGS. (i) On the Initial Borrowing Date, Lender shall have received a certificate, dated the Initial Borrowing Date, signed by the President or any Vice President of Borrower, and attested to by the Secretary or any Assistant Secretary of Borrower, together with the certificate of incorporation and By-Laws of Borrower and the resolutions of the board of directors of Borrower authorizing the execution and delivery of this Agreement and the other Credit Facility Documents by Borrower and consummation by Borrower of the transactions contemplated by this Agreement and the other Credit Facility Documents.

         (ii) On the Initial Borrowing Date, all requisite action and proceedings (including all requisite corporate action and proceedings) in connection with this Agreement and the other Credit Facility Documents shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings required (or which Lender may have reasonably requested) in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

       (e) COLLATERAL. (i) Lender or the Custodian shall have received (A) a Notice of Borrowing and a complete Collateral Schedule relating to the Properties and Leases to be financed with the proceeds of the Revolving Loan in accordance with Section 1(b) hereof, (B) with respect to each Property to be financed with the proceeds of the Revolving Loan, (i) Lender shall have received the Required Due Diligence Materials set forth on Exhibit B on or before the date required under Section 1(b) of this Agreement, (ii) the Revolving Loan Conditions set forth on Exhibit D hereto shall have been satisfied and (iii) the Lender or the Custodian shall have received the Closing Documents set forth on Exhibit E and such other documents and instruments as Lender shall reasonably request, each in form and substance satisfactory to Lender; and

         (ii) (A) The amount of each Revolving Loan shall not exceed the sum of 75% of the Appraised Value of each of the Properties being financed with such Revolving Loan and (B) the principal amount outstanding of all Revolving Loans shall not exceed 75% of the Appraised Value of all Properties financed with the Loans (the "Loan to Value Requirement").

       (f) CAPITALIZATION OF BORROWER. Lender shall have received evidence, in form and substance satisfactory to Lender, of satisfaction of the capitalization requirements of Borrower which Lender may have requested in connection herewith, including the capital contribution to Borrower in the amount of not less than $50,000,000.

       (g) OPINIONS. On the Initial Borrowing Date, Lender shall have received from Miller, Canfield, Paddock and Stone, P.L.C., counsel to Borrower, an opinion addressed to Lender and dated the Initial Borrowing Date in form and substance satisfactory to Lender and its counsel.

       (h) NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred in the assets, business or prospects of Borrower since the date hereof and in the determination of Lender no change or event shall have occurred which could materially impair the ability of Borrower to perform its obligations hereunder or under any of the other Credit Facility Documents to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral ("Material Adverse Change").

       (i) FEES. Lender shall have received from Borrower all fees specified on Schedule B hereto which are then due and payable.


       4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce Lender to enter into this Agreement and to make Revolving Loans hereunder, Borrower makes the following representations, warranties and covenants to Lender. Lender shall be under no obligation to make any investigation of the matters covered by the representations and warranties contained in this Section 4. All representations and warranties contained in this Agreement or any of the other Credit Facility Documents shall survive the execution and delivery of this Agreement, shall be deemed to have been made again to Lender on the date of each Credit Event hereunder and shall continue and be continuing thereafter and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.

       (a) REPRESENTATIONS AND WARRANTIES REGARDING BORROWER.

         (i) BORROWER'S NAME. Each of Borrower's legal name, federal taxpayer identification number, and mailing address is accurately set forth on Exhibit F hereto (the "Information

Certificate"). Borrower has not merged, consolidated, acquired all or substantially all of the assets of any Person, or except as disclosed on the Information Certificate, used any other name (whether in connection with the Properties, the Leases, the Lease Documents, the Collateral or for business, obtaining credit or financing or otherwise) in the last twelve years.

         (ii) LOCATION OF BORROWER. Under its legal name, Borrower conducts its business solely at the addresses set forth on the Information Certificate. All personal property of Borrower owned, acquired, held, used, sold or consumed in its business including General Intangibles, Accounts, chattel paper, instruments, documents, certificates of title, fixtures, securities and money, and all writings relating thereto and records thereof, books of record or account, employees, business, offices and operations are located at and conducted out of such addresses or at its chief executive office.

         (iii) ORGANIZATION, CHIEF EXECUTIVE OFFICE OR RESIDENCE. Borrower is and will continue to be a duly organized and validly existing corporation in good standing in the State of Michigan. Borrower is and will continue to be duly qualified to do business and is and will be in good standing in each jurisdiction where it conducts its business. Borrower has not and shall not fail to qualify to do business and be and remain in good standing in any jurisdiction where such qualification or standing is necessary, required or proper in connection with Borrower's origination, ownership or servicing of Properties or the Leases or the conduct of its business. Borrower shall not take any action or permit any action to be taken in breach of any such requirements, and Borrower shall not fail to take or permit others to fail to take any action required to be taken pursuant to such requirements. Borrower's chief executive office address is accurately set forth on the Information Certificate.

         (iv) POWER AND AUTHORITY. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to own its property and assets, including the Properties, the Leases, and the Lease Documents and to conduct the business in which it is engaged, including the origination and servicing of the Loans. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to execute, deliver and perform its obligations under this Agreement, the Revolving Note and the other Credit Facility Documents.

         (v) DUE EXECUTION AND DELIVERY, ENFORCEABILITY. This Agreement, the Revolving Note and the other Credit Facility Documents have been duly and validly executed and delivered by Borrower. Each of this Agreement, the Revolving Note and other Credit Facility Documents constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms (except as such enforceability may be limited by bankruptcy law and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law).

         (vi) INDEBTEDNESS; NO LIENS, CLAIMS OR ENCUMBRANCES. As reflected on the UCC Search attached hereto as Exhibit G, there is no financing statement (or similar statement, agreement, pledge, mortgage, notice or registration), lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to Borrower's knowledge, threatened) or judgment (including any award, injunction, order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Properties, the Leases, the Lease Documents or the Collateral or which could materially affect Borrower, its business, or its ability to perform its Obligations.

         (vii) FINANCING STATEMENTS; PERFECTED SECURITY INTEREST. To secure the Obligations, Borrower hereby grants, pledges and assigns unto Lender a security interest in all of its rights, titles and interests in and to the Collateral, whether now owned or hereafter acquired. The execution and filing of the Financing Statements has been duly authorized by all appropriate action on the part of Borrower and Borrower has duly executed the Financing Statements. The execution and delivery of this Agreement and the grant and transfer of the Collateral hereunder and the Collateral Documents creates a valid security interest in the Collateral which has attached and is enforceable. The filing offices set forth on Schedule C hereto ("Filing Offices") and made a part hereof are the only offices where financing statements are required to be filed in order to perfect such security interest in the Collateral to the extent such Collateral constitutes General Intangibles, Accounts, fixtures and chattel paper ("Filing Collateral"). Lender's security interest in all Filing Collateral is a first priority security interest in all Filing Collateral. The jurisdictions set forth on Schedule D hereto ("Recording Jurisdictions") and made a part hereof are the only jurisdictions where Mortgages are required to be recorded in order to perfect a valid lien on any Property included in the Collateral. Lender's lien in all Properties is a first lien. Upon (i) filing of the Financing Statements, (ii) recordation of the Mortgages and (iii) delivery into Lender's possession of any Collateral other than Filing Collateral and the Properties, Lender's security interest in all Collateral will be a perfected first priority security interest or lien subject to no other security interest, liens or encumbrances.

         (viii) NO CONFLICT; NO DEFAULT. (A) Borrower's execution, delivery and performance by Borrower of this Agreement, the Revolving Note and other Credit Facility Documents do not and will not (with the passage of time or otherwise) (1) conflict with, violate, breach or constitute a default under any law, rule, regulation, order, writ, judgment, decree, contract, agreement, note, mortgage, bond, indenture, lease, license, organizational documents, or obligation of or applicable to Borrower or its business, properties or assets (including the Properties, the Leases, the Lease Documents and the Collateral) or (2) grant, create or result in any lien, claim, encumbrance or right in favor of any Person (other than Lender as contemplated hereby) on or to Borrower, or its business, property or assets (including the Properties, the Leases, the Lease Documents and the Collateral).

         (B) Borrower is not in default in any respect under or in respect of any contract, agreement or other instrument to which it is a party or by which it or its property or assets may be bound, except in cases where such default has no materially adverse effect on the Properties, the Leases, the Lease Documents or the Collateral or on the business, assets, operations, property or financial or other condition of Borrower. No Event of Default has occurred and is continuing and no event has occurred which but for notice, lapse of time, or both, would constitute an Event of Default. Borrower is not in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which any of its property or assets may be bound or affected, except in cases where such default has no materially adverse effect on the Properties, the Leases, the Lease Documents or the Collateral or on the business, assets, operations, property or financial or other condition of Borrower, and no such order, judgment, award or decree materially adversely affects the ability of Borrower to carry on its business as now conducted or the ability of Borrower to perform its respective obligations under this Agreement, the Revolving Note and the other Credit Facility Documents.

         (C) The origination and servicing of the Leases and financing of the acquisition of the Properties hereunder and pursuant to the Credit Facility Documents are in the ordinary course of business for Borrower and are not subject to the bulk transfer or any other similar statutory provisions in effect in any jurisdiction.

         (ix) NO CONSENT REQUIRED. Except for the filing of the Financing Statements with the Filing Offices and the recording of the Mortgages, no consent, authorization, approval, license, permit, registration, exemption, filing, notice or declaration of, from, with or to any other party or any court, government, agency or regulatory authority is required prior to or otherwise in connection with Borrower's execution, delivery and performance of this Agreement, the Revolving Note and other Credit Facility Documents.

         (x) PURPOSE FOR REVOLVING LOANS. Borrower does not intend to (and will not) use all or any portion of the Revolving Loans to purchase or carry any securities, including, without limitation, Margin Stock. None of the proceeds of the Revolving Loans will be used, directly or indirectly, for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or other security or for any other purpose which might cause any of the Revolving Loans to be considered a "purpose credit" within the meaning of Regulations G, U, T or X of the Board of Governors of the Federal Reserve System, as amended. Borrower intends to and agrees to use the proceeds of the Revolving Loans solely for lawful, proper business or commercial purposes. Borrower shall use the proceeds of the Revolving Loans provided by Lender to Borrower for the purposes set forth in
Section 1(f) hereof and for no other purpose whatsoever.

         (xi) FINANCIAL STATEMENTS. (A) The audited consolidated financial statements of CAPTEC Financial Group, Inc., a Michigan corporation ("Captec"), dated March 31, 1995 and previously delivered by Borrower to Lender are correct in all material respects and fairly set forth the financial condition of Captec as of March 31, 1995 and 1994, and the results of Captec's operations and changes in Captec's financial position for the periods then ended, all in accordance with GAAP. Since March 31, 1995, there has not occurred any material adverse change in the business, assets, operations, property or financial or other condition of Captec.

         (B) All quarterly consolidated and consolidating unaudited financial statements for the calendar quarter ending June 30, 1995 and September 30, 1995 of Borrower previously delivered by Borrower to Lender are correct in all material respects and fairly set forth the financial condition of Borrower as of the dates set forth therein, and the results of Borrower's operations and changes in Borrower's financial position for the period then ended, all in accordance with GAAP. Since the date of such statements delivered by Borrower to Lender, there has not occurred any Material Adverse Change in the business, assets, operations, property or financial or other condition of Borrower.

         (xii) ACCURACY OF INFORMATION. All information contained in this Agreement (including the Schedules hereto), all the other Credit Facility Documents and all information, reports, notices, statements and financial and other data furnished (or hereafter furnished) by Borrower or its Affiliates, agents or representatives to Lender, its agents or representatives hereunder or in connection with the Properties, the Leases, the Lease Documents, the Revolving Loans, the Collateral and the Obligations, are (and shall be on the date so furnished) true, complete and correct in all material respects, and do not and will not contain any untrue statement of material fact or omit to state any fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. All financial projections that have been or are hereafter prepared by or on behalf of Borrower, Captec, their respective Affiliates or their respective agents or representatives have been and shall be prepared in good faith and based upon reasonable assumptions. Borrower shall endeavor promptly to advise Lender, from time to time, when any assumptions made in connection with any projections previously provided to Lender prove to be incorrect or untrue in any material respect. To Borrower's knowledge, no event or circumstance has occurred which has had or could reasonably be expected to have a material adverse effect on the business, assets or prospects of Borrower, Captec or their respective Affiliates, which has not been fully and accurately disclosed to Lender in writing.

         (xiii) ERISA COMPLIANCE. Borrower has not taken any action which would cause it to become an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or a "governmental plan" as defined in Section 3(32) of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code, or which would cause its assets to become "plan assets" as defined in 29 C.F.R. Section 2510.3-101.

         (xiv) BORROWER STATUS. (A) Borrower is not, and will by such acts as may be necessary, continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

         (B) Borrower is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

         (C) Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

         (xv) NO BROKERS. Borrower has not dealt with any brokers in connection with this Agreement and the credit facility contained herein, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or such credit facility. Lender shall not be responsible for the payment of any fees or commissions to any broker and Borrower shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under Borrower in connection with this Agreement and the credit facility contained herein.

         (xvi) NO USURY. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

         (xvii) COMPLIANCE WITH LAWS; NO VIOLATION; INDEMNITY. Borrower is and shall continue to be in compliance in all material respects with the requirements of all applicable laws, rules, regulations, licenses, permits, approvals and order of any governmental authority relating to its business, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, all federal, state and local statutes, regulations, rules and orders relating to consumer credit, all federal, state and local statutes, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended and all regulations, rules and orders promulgated thereunder). Borrower has obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any governmental agency required for the lawful conduct of its business and is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, orders, permits, approvals and stipulations of any governmental agency (including, but not limited to, the Department of State, the Department of Commerce, the Bureau of Alcohol, Tobacco and Firearms, and the Environmental Protection Agency) relating to its business (including, without limitation, those set forth in or promulgated pursuant to ERISA and those related to environmental pollution and employee health and safety (including the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Code, and the Environmental Laws). Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this Section, collectively "Borrower's use") any of its business, securities, property or assets (including any proceeds of the Revolving Loans, any Collateral, the Properties, the Leases and the Lease Documents) in violation of any statute, law, rule, ordinance, regulation, policy, procedure, injunction, award, decree, judgment, contract, agreement, understanding, or right or interest of any other Person (for purposes of this Section collectively "violation"), and to Borrower's knowledge no such violation has been made by any other Person and no basis for a claim of any such violation exists. Borrower shall indemnify and hold Lender harmless from and against any such violation, and any other loss, liability, damage, cost or expense whatsoever (including attorneys fees and disbursements) arising out of or in connection with Borrower's use of any of its business, securities, property or assets (including any proceeds of the Revolving Loans, any Collateral, the Properties, the Leases and the Lease Documents). The indemnification provisions of this Section shall survive the payment of the Obligations and the termination or non-renewal of this Agreement until the expiration of the applicable Statute of Limitations relating to the claim giving rise to indemnification under this Section.

         (xviii) SUBSIDIARIES. Borrower does not have any subsidiaries on the date hereof and shall not, during the term hereof, have any subsidiaries without prior notice to and written consent of Lender.

         (xix) TAX RETURNS. Borrower has filed, or caused to be filed, and will continue to file in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, and has collected, deposited and remitted in accordance with all applicable laws all sales and/or use taxes applicable to the conduct of its business, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed. Borrower has remitted to the appropriate tax authority all sales and/or use taxes applicable to its business required to be collected under the laws of the United States and each possession or territory thereof, and each State or political subdivision thereof, including any State in which Borrower owns any Inventory or owns or leases any other property. Borrower shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrower such amount shall be added and deemed part of the Revolving Loans. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         (xx) LITIGATION. There is no present investigation by any governmental agency pending, or to the best of Borrower's knowledge threatened, against or affecting Borrower or its properties, assets or business and there is no action, suit, proceeding or claim by any Person pending before any court or governmental agency or regulatory authority, or to the best of Borrower's knowledge, threatened, against Borrower or its properties, assets or business, or against or affecting any transactions contemplated by this Agreement.

         (xxi) CAPITALIZATION. (A) Borrower has, and as of the Initial Borrowing Date will have, a capitalization of not less than $50,000,000. From and after the Initial Borrowing Date, Borrower will maintain a capitalization of not less than $40,000,000.

         (B) Schedule E sets forth the direct and beneficial owners of all of the issued and outstanding stock of Borrower.

         (C) Borrower (and each Affiliate executing any Credit Facility Document) is solvent and will continue to be solvent after giving effect to the Obligations, the security interests of Lender and the other transactions contemplated hereunder, is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. The assets and properties of Borrower at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of Borrower, and including any subordinated and contingent liabilities computed at the amount which, to the best of Borrower's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

       (b) REPRESENTATIONS AND WARRANTIES REGARDING THE PROPERTIES AND THE
LEASES.

         (i) The information pertaining to the Properties and the Leases set forth on Collateral Schedule is true and correct in all material respects at the date or dates respecting which such information was furnished.

         (ii) The Borrower owns fee title to all of the Properties (other than the Properties with respect to which Borrower's interest is a leasehold estate) and all other Collateral free and clear of all liens, claims, participations or ownership interests, encumbrances or rights of others (other than the interests of Lender hereunder and pursuant to the Credit Facility Documents). The fee title to and leasehold estates in the Properties are and will continue to be owned and held by the Borrower free and clear of all liens and monetary encumbrances of any nature whatsoever (except for the Permitted Title Exceptions). For those parcels constituting part of the Properties with respect to which the Borrower holds leasehold estates, true, correct and complete copies of the ground leases (and any amendments or modifications thereof) have been delivered to Lender, the ground leases are in full force and effect and no event has occurred, which but for the passage of time or notice, or both, would constitute a default under any ground lease, and no action has commenced and no notice has been given or received for the purposes of terminating any ground lease. All non-monetary encumbrances affecting the Properties will either benefit the Properties or will enhance the integrated use, operation and management of the Properties or will not otherwise have a materially adverse affect on the title, ownership, value, use or operation of any of the Properties.

         (iii) Each of the Properties and their use comply and will continue to comply in all material respects with all applicable zoning resolutions, building codes, fire safety, Environmental Laws, subdivision and other applicable laws, rules and regulations including, without limitation, the Americans with Disabilities Act;

         (iv) No portion of any Property nor any improvements located on any premises which are material to the operation, use or value of a Property are damaged or injured in any material respect as a result of any fire, explosion, accident, flood or other casualty;

         (v) No condemnation or eminent domain proceeding has been commenced or to the knowledge of Borrower is threatened against any Property.

         (vi) Each Mortgage has been duly filed to be recorded with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable lien on the related Property, and each Mortgage creates a valid, binding and enforceable first lien on the related Property (except as such enforceability may be limited by bankruptcy law and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law).

         (vii) All federal, state and local laws, rules and regulations, including, without limitation, those relating to usury, truth-in-lending, real estate settlement procedure, land sales, the offer and sale of securities, consumer credit protection and equal credit opportunity or disclosure, applicable to Borrower with respect to each Lease have been complied with in all material respects.

         (viii) Borrower has and will maintain full legal, equitable and marketable title to each Lease, the Lease Documents and all other Collateral, free and clear of all liens, claims, participation or ownership interests, encumbrances or rights of others (other than the security interest granted to Lender hereunder and the Credit Facility Documents).

         (ix) Each Lease Document relating to each Lease is genuine, has not been impaired, altered or modified in any respect and is the legal, valid and binding obligation of the Lessee thereunder, enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy law and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law), and is not subject to any dispute, right of setoff, counterclaim or defense of any kind.

         (x) All parties to each Lease Document relating to each Lease had the legal capacity to enter into such Lease and to execute and deliver such Lease Documents, and such Lease Documents have been duly and properly executed by such parties. Each Lessee is an Eligible Tenant.

         (xi) Each Lease Document contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Lessee thereunder. There is no exemption under existing law available to the related Lessee which would interfere with Borrower's or Lender's right to enforce any such Lease Document other than which may be available under applicable bankruptcy law or debt relief.

         (xii) Borrower has not taken (or omitted to take), and has no notice that the related Lessee has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any existing Insurance Policy relating to any Property or Lease.

         (xiii) All applicable intangible taxes, documentary stamp taxes and occupancy or similar taxes were paid and are being paid under each Lease Document.

         (xiv) Each Lease gives the lessor the right to receive and direct the application of Insurance Proceeds and Condemnation Proceeds received in respect of the related Property.

         (xv) There are no delinquent taxes, ground rents, water charges, sewer rents or assessments outstanding with respect to any Property or Lease other than those which are being contested in good faith and which have been consented to by Lender.

         (xvi) The Property for each Lease is free of material damage and waste and there is no proceeding pending or, to the best knowledge of Borrower, threatened for the total or partial condemnation or taking of any of the Property by eminent domain.

         (xvii) Each Lease is a Lease originated by Borrower pursuant to and in conformity with the qualitative and quantitative underwriting standards contained in the Underwriting Guidelines and on the terms identified on the Schedule of Collateral. The Lease Documents for each Lease are in substantially the form attached hereto as the Standard Form Documents with no material exceptions.

         (xviii) At the time each Lease was originated, the related Business FCCR was in compliance with the Underwriting Guidelines.

         (xix) No Lessee or ground lessor or any officer, director, employee, shareholder, partner or Affiliate thereof is an officer, director, employee, shareholder, partner or Affiliate of Borrower.

         (xx) No instrument of release or waiver has been executed in connection with any Lease or ground lease, and no Lessee or ground lessor has been released in whole or in part.

         (xxi)    No Lease is a Defaulted Lease.

         (xxii) Each material Lease Document for each Lease has been delivered to Lender or the Custodian.

         (xxiii) Each Lease has a remaining term of no longer than the term of the related Franchise Agreement. On the date of origination of the Lease, and, to the best knowledge of Borrower, on the date of each Credit Event, the Lessee is current on all franchise payments. Additionally, on the date of origination of the Lease, Borrower received an affidavit from the related franchisee certifying, and, to the best knowledge of Borrower on the date of each Credit Event: (i) the Lessee is in full compliance with the terms of the Franchise Agreement and (ii) the Lessee is in good standing with the franchisor.

         (xxiv) Borrower has notified each Lessee, and each Lessee is required, to remit payments in respect to the Leases to the Lockbox Account.

         (xxv) Borrower has caused all of its records to be marked to indicate that the Leases and Lease Documents have been pledged by Borrower to Lender.

         (xxvi) To Borrower's knowledge, except as otherwise disclosed in any environmental site assessment obtained by Borrower with respect to any Property and which environmental site assessment has been delivered to and accepted and approved by Lender, each Property subject to a Mortgage is free from any and all Hazardous Substances and there exists no violation of Environmental Laws with respect to such Property. For this purpose, the term "Hazardous Substance" shall have the meaning specified in the Mortgages.

         (xxvii) No Lease contains any landlord obligation to (A) fund or perform any tenant improvements or to incur or reimburse Lessee for any other expenditures, or (B) indemnify any Lessee for any liabilities, including, without limitation, liabilities incurred in connection with environmental matters.

         (xxviii) With respect to any Revolving Loan which is primarily secured by Borrower' s interest as lessee under a ground lease (a "Ground Lease"), which Ground Lease shall be in form and substance acceptable to
Lender:

           (A) The Ground Lease or a memorandum thereof has been recorded and the Ground Lease does not prohibit the leasehold estate to be mortgaged and does not restrict the use of the Property by Borrower, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; the lessee's interest in the Ground Lease may be assigned at foreclosure or by Lender subsequent to foreclosure and may be assigned by the lessee in other instances; and there has been no material change in the terms of such Ground Lease since its recordation, except by written instruments all of which have been recorded, and copies of which have been delivered to Lender;

           (B) The lessor under such Ground Lease has agreed in such Ground Lease or in another writing delivered to Lender and its successors and assigns that such Ground Lease may not be amended, modified, surrendered, cancelled or terminated in any manner that would be materially adverse to the Lender without the prior written consent of Lender, and that any such action without such consent is not binding on Lender, its successors or assigns;

           (C) Each Revolving Loan secured by a leasehold estate pursuant to a Ground Lease provides for an amortization schedule which, were the loan to be fully amortized from scheduled payments made in accordance with such amortization schedule regardless of the stated maturity date, provides for full repayment of such Revolving Loan within no more than 75% of the original term of the related ground lease (plus all consecutive renewal terms which may be exercised, and which under all circumstances would be enforceable, by Lender); further, the original term of the related Ground Lease (plus all consecutive renewal terms which may be exercised, and which under all circumstances would be enforceable, by Lender) extends for at least ten years beyond the stated maturity date for such Revolving Loan, it being agreed and understood that Borrower shall exercise all renewal rights under the Ground Lease at least ninety (90) days prior to the expiration thereof, it being further agreed and understood that if Borrower fails to duly exercise its renewal rights as required hereby, Lender shall be entitled to exercise such rights as Borrower's attorney in fact, which power of attorney shall be irrevocable and deemed coupled with an interest;

           (D) Such Ground Lease is and shall remain prior to any mortgage or other lien upon the fee interest of the ground lessor;

           (E) Such Ground Lease does not permit any increase in the amount of rent payable by the lessee thereunder or any assignee thereof other than an increase which was considered in the appraisal made in connection with the related Property;

           (F) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to Lender;

           (G) Lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease through legal proceedings or to take other action so long as Lender is proceeding diligently) to cure any default under such Ground Lease which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; all rights of the lessee under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of Lender; and in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, or other default which is not reasonably susceptible to cure by Lender, such default is deemed cured or waived as to Lender and its successors and assigns, or Lender has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or otherwise, to enter into a new Ground Lease with the lessor on identical financial terms and substantially identical other terms and with the same priority as the existing Ground Lease.

           (H) Under the terms of the Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied (1) to the repair or restoration of all or part of the related Property, with Lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by an institutional investor), with any balance of such insurance proceeds payable to Borrower or the ground lessor and any balance of such condemnation award payable in the manner described in subparagraph (I) below; or (2) to the payment of the outstanding principal balance of the Revolving Loan, together with any accrued interest thereon; or (3) with respect to any total loss, in the manner described in subparagraph (I) below; and

           (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award in respect of a total or substantially total loss or taking of the related Property will be applied first to the payment of the outstanding principal balance of the Revolving Loan, together with any accrued interest thereon; and until such principal balance and accrued interest are paid in full, neither the lessee nor the lessor under such Ground Lease will have the right to terminate or modify such Ground Lease without the prior written consent of Lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent.

           (xxix) No Lessee is obligated to Borrower under any Lease(s) having aggregate cost to Borrower, less Borrower's accumulated depreciation thereon, in excess of $15,000,000.

         (c) PARTICULAR COVENANTS OF BORROWER. In addition to the representations, warranties and covenants contained in paragraphs (a) and (b) of this Section 4, Borrower hereby makes the following particular covenants to
Lender:

              (i) MAINTENANCE OF COLLATERAL AND BUSINESS. At Borrower's sole cost and expense, Borrower shall (A) service the Collateral in accordance with this Agreement and all applicable laws, rules and regulations and (B) not do or suffer to be done any act whereby the value of the Collateral or any part or interest therein may be lessened in any material respect. Borrower shall notify Lender promptly of any material change or impairment in the value of any of the Collateral.

              (ii) COMPLIANCE CERTIFICATES; REPORTS; COMMUNICATIONS. Borrower agrees to provide to Lender: (A) within 45 days of March 31, June 30 and September 30 of each calendar year during the term of this Agreement, a compliance certificate (in the form attached hereto as Exhibit H-l) and quarterly financial statements of Borrower certified by Borrower's chief financial officer to fairly present in all material respects Borrower's financial condition and results of operations for such period; and (B) within 90 days of December 31 of each calendar year during the term of this Agreement, a compliance certificate (in the form attached hereto as Exhibit H-2) and audited financial statements of Borrower together with the report thereon by Borrower's Independent Accountants. Borrower further agrees to provide to Lender (A) promptly following receipt by Borrower, complete copies of any communications that are or may be materially adverse to, or which reflect information which is or may be materially adverse to Borrower, its business or the Collateral, and (B) copies of such other reports and information as Lender may from time to time reasonably request promptly following any such request. The financial statements furnished to Lender hereunder shall be prepared in accordance with GAAP applied on a consistent basis and shall be sufficiently detailed to allow Lender to calculate Borrower FCCR and determine compliance with other financial covenants.

              (iii) ENCUMBRANCES. Borrower shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on the Properties, the Leases, the Ground Leases or any other Collateral, EXCEPT the following permitted encumbrances ("Permitted Encumbrances"):

              (A) liens and security interests of Lender;

              (B) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

              (C) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrower's business to the extent: (1) such liens secure indebtedness which is not overdue or (2) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

              (D) deposits of cash with the owner or lessor of premises leased and operated by Borrower in the ordinary course of the business of Borrower to secure the performance by Borrower of its obligations under the terms of the lease for such premises;

              (E) liens in favor of lessors that are expressly subordinate to the security interest of Lender; and

              (F) those matters set forth in the title insurance policies insuring the respective liens of the Mortgages which are approved by Lender in its sole discretion ("Permitted Title Exceptions").

              (iv) DISTRIBUTIONS AND REDEMPTIONS. Borrower shall not, directly or indirectly, declare, or pay or make any distributions on account of any of its stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any membership interests (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, either (A) following the occurrence of and during the continuation of an Event of Default or an event which with the passage of time or giving of notice or both would be or result in an Event of Default, (B) following the occurrence of and during the continuation of any event of default or an event which with the passage of time or giving of notice or both would be or result in an event of default, under any agreement, instrument or document to which any Affiliate of Borrower and Lender are parties or (C) if an Event of Default, or an event which with the passage of time or giving of notice or both would be or result in an Event of Default would exist after giving effect to such distribution. Notwithstanding anything herein to the contrary, Borrower shall not be restricted in the payment of the dividends it is required to pay to the holders of the redeemable preferred stock of the Borrower in existence on the date hereof as provided in the Borrower's certificate of incorporation.

              (v) INSURANCE. At Borrower's sole cost and expense, Borrower shall:

          (A) (1) maintain liability insurance of not less than an amount reasonably satisfactory to Lender, (2) maintain, independently or in a group plan with Captec, errors and omissions insurance of not less than an amount reasonably satisfactory to Lender and (3) maintain such other insurance (including certain minimum levels of acceptable workers' compensation, property damage, general public liability insurance) as may be reasonably required by Lender, in each case maintained by providers either (x) having ratings of not less than A- from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency) or (y) who, if not so rated, have been approved by Lender;

              (B) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect; and

              (C) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to Lender.

              (vi) MAINTENANCE OF EXISTENCE; PRIOR NOTICE OF CHANGE IN NAME OR LOCATION. (A) Borrower shall at all times preserve, renew and keep in full force and effect its existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the Borrower's business as presently or proposed to be conducted.

              (B) Borrower will neither change its name, federal taxpayer identification number, nor assume a different name, nor conduct its business or affairs under any other name, nor merge, consolidate, or change its structure (whether by equity sale, issuance, purchase or otherwise) during the term hereof. Borrower may move its chief executive office to another location provided that it provides Lender with forty-five (45) days prior written notice.

              (vii) NOTICE OF MATERIAL ADVERSE CHANGES. Borrower shall promptly notify Lender in writing of the details of (A) any material loss, damage, investigation, action, suit, proceeding or claim relating to the Properties, the Leases, the Lease Documents or the Collateral or any other property which is security for the Obligations or which would result in any Material Adverse Change in Borrower's business, properties, assets (including goodwill) or condition, financial or otherwise and (B) the occurrence of any Event of Default or act, condition or event which, with the passage of time or giving of notice or both, would constitute an Event of Default. Borrower shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Properties, the Leases, the Lease Documents and the Collateral and the business of Borrower, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee. Borrower hereby agrees to deliver to Lender, at Borrower's expense, copies of the financial statements of Borrower and any reports or management letters prepared by its accountants or auditors on behalf of Borrower. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one
(1) year after the same are delivered to Lender, except as otherwise designated by Borrower to Lender in writing.

              (viii) SALE OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ETC. Borrower shall not, directly or indirectly, without the prior written consent of the Lender, which consent shall not be unreasonably withheld:

              (A) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or

              (B) sell, assign, lease, transfer, abandon or otherwise dispose of any Properties, Leases or other Collateral to any other Person;

              (C)    wind up, liquidate or dissolve; or

              (D)    agree to do any of the foregoing.

              (ix) TRANSACTIONS WITH AFFILIATES. Borrower shall not directly or indirectly, with respect to the Properties, the Leases or the other Collateral (i) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any Affiliate or any officer, employee, member, manager, director, or agent of any Affiliate or Borrower or (ii) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any Affiliate or any officer, employee, member, manager, director, agent or any Affiliate or Borrower, or any other Payments to Affiliates; provided, however, that no Event of Default shall exist, Borrower may (i) pay fees to Captec Net Lease Realty Advisors, Inc. in consideration for servicing of the Leases and reimburse Captec Net Lease Realty Advisors, Inc. for all reasonable direct out-of-pocket expenses incurred by Captec Net Lease Realty Advisors, Inc. in servicing the Leases and (ii) extend credit to Captec provided that the aggregate principal amount of all such indebtedness shall not at any time exceed $15,000,000 and the terms of such indebtedness shall be fair and reasonable and on the same terms as would have been obtained in an arm's length transaction between unrelated parties.

              (x) COSTS AND EXPENSES. Borrower shall pay to Lender on demand all reasonable costs, expenses, filing fees and taxes (other than income and franchise taxes of Lender) paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Credit Facility Documents and all other documents related hereto or thereto, including any amendments, supplements, restatements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (A) all costs and expenses of filing or recording (including UCC financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (B) all title insurance and other insurance premiums, appraisal fees and search fees; (C) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, together with customary charges and fees with respect thereto; (D) costs and expenses of preserving and protecting the Collateral; (E) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Credit Facility Documents or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); (F) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a customary per diem charge at the rate of $60 per person per day for Lender's examiners in the field and office; and (G) the actual and reasonable fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

              (xi) ACCESS TO PREMISES. From time to time as reasonably requested by Lender, at the cost and expense of Borrower:

              (A) Borrower shall allow Lender, its agents and representatives, from time to time, to inspect during normal business hours the Borrower's books and records pertaining to the Collateral, the Properties, the Leases, the Lease Documents, the Collateral or otherwise to Borrower's business, and Borrower will assist (and permit abstracts and photocopies of Borrower's books and records to be taken and retained by) Lender, its agents and representatives in making any such inspection;

              (B) Borrower shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request in good faith; and

              (C) Lender or its designee shall have use during normal business hours of such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing, provided that such use does not materially interfere with Borrower's ordinary business operations, and, if an Event of Default exists or has occurred and is continuing, for the collection of and realization of the Collateral.

              (xii) ORIGINATION AND SERVICING LEASES. Borrower shall not enter into any Lease with any Person other than an Eligible Tenant. Each Lease shall be originated by Borrower pursuant to and in conformity with the quantitative and qualitative underwriting standards contained in the Underwriting Guidelines. Borrower or Captec shall at all times service the Leases in conformity with the provisions of Borrower's Operations Policy Manual. In addition, Borrower (or an Affiliate of Borrower) shall service the Leases in conformity with the Servicing Provisions set forth in Exhibit I hereto.

              (xiii) LOAN TO VALUE REQUIREMENT. Borrower shall at all times satisfy the Loan to Value Requirement. If at any time the Loan to Value Requirement shall, in the determination of Lender, cease to be satisfied, Borrower shall within five (5) business days either (ii) prepay the outstanding principal balance of the Revolving Loans by an amount sufficient to restore compliance with the Loan to Value Requirement, or (ii) deliver to Lender additional collateral for the Revolving Loans, including, without limitation, cash or any cash equivalent which is satisfactory in all respects to Lender and sufficient in the opinion of Lender to restore compliance with the Loan to Value Requirement.

              (xiv) UPDATED APPRAISALS. Lender shall have the right in its discretion to commission updated Appraisals with respect to any Property constituting Collateral (i) with respect to any particular Property, if Lender, in the exercise of its sole and absolute discretion, believes that there has been a reduction in the value of such Property (including, without limitation, by reason of fire or other casualty or by reason of condemnation) and

(ii) upon the occurrence of an Event of Default. All costs incurred in connection with any updated appraisal required under this paragraph shall be borne by Borrower, shall be paid by Borrower within ten (10) days after request by Lender, and shall constitute part of the Obligations. The obligation of Borrower to pay the aforementioned appraisal costs pursuant to this paragraph shall be secured by the Credit Facility Documents.

              (xv) SALE OF REVOLVING LOANS. Borrower will cooperate with Lender in connection with any sale or other disposition of the Revolving Loans by Lender. In this regard, Borrower hereby covenants and agrees to execute and deliver in connection with the sale or other disposition of the Revolving Loans, or any interest therein, at such time and from time to time, as required by Lender, such agreements, documents or instruments as Lender may, from time to time, reasonably request, in connection with any such disposition including certificates reaffirming the representations and covenants of Borrower hereunder as if made on the date of any such reaffirmation. Borrower hereby consents to the distribution of disclosure information concerning Borrower in connection with the foregoing, provided, that Lender provides Borrower with a copy of the disclosure and an opportunity to comment thereon prior to the distribution of such disclosure information.

              (xvi) MANAGEMENT. At least two (2) of the following persons shall at all times be members of the management and/or the credit committee of, Borrower: Patrick L. Beach, W. Ross Martin, H. Reid Sherard and Gary Bruder.

              (xvii) INELIGIBLE LEASES; SUBSTITUTION: In the event that any of the foregoing representations and warranties of Borrower contained in paragraph (b) of this Section 4 shall prove to have been untrue in any material and adverse respect on and as of the date made (a "Breached Representation") with respect to any Lease or any Ground Lease, or any Lease shall become a Defaulted Lease or any default under any Ground Lease shall occur and be continuing after any applicable grace period (each, an "Ineligible Lease"), Borrower shall, within five (5) Business Days of the date a Lease or Ground Lease becomes an Ineligible Lease, either (i) prepay the Revolving Loans in an amount equal to 75% of the Appraised Value of the Property relating to such Ineligible Lease at the time of the funding of the Revolving Loan pursuant to which such Ineligible Lease was financed, or (ii) deliver to Lender additional collateral for the Revolving Loans, including, without limitation, cash or any cash equivalent plus all accrued and unpaid interest thereon, which is satisfactory in all respects to Lender and having a value, in the opinion of Lender, at least equal to the Appraised Value of the Property relating to such Ineligible Lease and in all other respects satisfactory to Lender. Upon the payment by Borrower of the repurchase price for an Ineligible Lease, Lender shall (or shall cause the Custodian to) execute and deliver to

Borrower such endorsements or releases necessary to release Lender's lien on and interest in such Ineligible Lease and related Facility Collateral and shall (or shall cause the Custodian to) deliver to Borrower the Lease Documents relating to such Ineligible Lease.

              (xviii) REFINANCING. (A) Borrower hereby undertakes to use its best efforts to refinance the credit facility provided herein on or before the Expiry Date. Lender shall assist Borrower in arranging such refinancing to the extent such refinancing involves (i) the sale, pledge, grant of a security interest, collateral assignment, transfer and delivery or other encumbrance or disposition by Borrower of all or a portion of the Properties or the Leases, from time to time, to one or more of its Affiliates or to other Persons, whereby such Person or Affiliate will issue debt instruments or equity certificates backed by the Properties or Leases and the servicing of the Properties or the Leases by a Person appointed as servicer in connection therewith (a "Securitization") or (ii) an initial public offering of equity securities of Borrower or an Affiliate of Borrower (an "IPO"), the proceeds of either of which are used to repay the Revolving Loans. In the event that Borrower is unable to complete a Securitization or and IPO prior to the Expiry Date, Lender agrees to negotiate with Borrower for the conversion of all then outstanding Revolving Loans to a fixed rate term loan. Any such term loan shall be on commercially reasonable terms acceptable to Lender in its sole discretion, including the rate of interest (which would be then prevailing market rates as determined by Lender). Any such term loan will have a term of ten (10) years and will provide for amortization at the lesser of fifteen (15) years or the weighted average term of the Leases.

              (B) Borrower shall pay the Exit Fee to Lender at the times and upon the terms provided in Schedule B hereto.

              (xix) UNDERWRITING GUIDELINES; OPERATIONS POLICY MANUAL. Borrower shall not modify, revise, amend or alter the Underwriting Guidelines or the Operations Policy Manual, or originate and Lease that would have the effect of doing so, without the written consent of Lender.

              (xx) NOTIFICATION OF DEFAULTED LEASES. Borrower shall notify Lender in writing within two (2) Business Days of any Lease that becomes a Defaulted Lease or any Ground Lease under which there is a default. In addition, Borrower shall deliver to Lender copies of all written communications with the Lessees or ground lessor concerning any default, breach, violation or event of acceleration under any related Lease Documents (by Borrower or Lessee) or the Ground Lease or any waiver thereof.

              (xxi) PAYMENT OF FEES. Borrower shall pay to Lender the Structuring Fee, the Extension Fee and the Exit Fee in the amounts and at the times specified on Schedule B hereto.

              (xxii) LIQUID ASSETS. Borrower shall at all times maintain Liquid Assets equal to the greater of (a) $2,000,000 and (b) five percent (5%) of the then outstanding principal balance of the Revolving Loans.


        5.    LOCKBOX ACCOUNT:
              ----------------

              (i) On or prior to the Initial Borrowing Date, Borrower shall establish and thereafter maintain with the Custodian a segregated trust account under the sole control of Lender pursuant to the Lockbox Agreement, which shall be entitled "Captec Net Lease Realty, Inc.--Lockbox Account" and referred to herein as the "Lockbox Account." Amounts on deposit in the Lockbox Account shall be invested, disbursed, and otherwise maintained pursuant to the Lockbox Agreement.

              (ii) Borrower shall cause all payments by Lessees in respect of the Leases to be paid directly to the Lockbox Account. On each Business Day, Borrower shall deposit into the Lockbox Account any funds received by Borrower on such Business Day from any Lessee.

              (iii) On the fifteenth day of each month during the term of the Revolving Loans, Lender shall be paid from the Lockbox Account a sum sufficient to pay all amounts due and owing to Lender hereunder and pursuant to the Credit Facility Documents. To the extent that funds then on deposit in the Lockbox Account are insufficient to cover all such due and owing amounts, Borrower shall immediately pay to Lender the difference between the amounts due and owing to Lender and the amounts then on deposit in the Lockbox Account. To the extent funds remain on deposit in the Lockbox Account on the fifteenth day of any month after payment to Lender of all amounts then due and owing to Lender hereunder and pursuant to the Credit Facility Documents (including, without limitation, all mandatory prepayments required by Section 2(b) hereof), such remaining amounts shall be applied as follows: (i) in the event no Event of Default then exists and is continuing, all remaining accounts shall be distributed to Borrower and (ii) in the event an Event of Default then exists and is continuing, all remaining amounts shall be retained in the Lockbox Account. No payment shall be made to Borrower pursuant to this
Section if Lender has delivered a Demand Letter (as defined in the Lockbox Agreement) to the Custodian pursuant to the Lockbox Agreement.

              (iv) The Custodian shall promptly pay to Borrower all amounts deposited into the Lockbox Account which do not constitute payments of rent by Lessees in respect of the Leases upon delivery of a certificate in the form of Exhibit J hereto.

              (v) In the event that Accrued Margin at any time during any Monthly Interest Period shall exceed $500,000 in the aggregate (as evidenced by a certificate delivered by Lender to the Custodian and the Borrower), the Custodian shall, on the date it receives any such Certificate from Lender, withdraw an amount equal to such Accrued Margin from the Lockbox Account and pay such amount to the Lender. Any such payments made to the Lender shall be credited against payments to be made to the Lender pursuant to paragraph (iii) of this Section 5.


              6. EVENTS OF DEFAULT: The happening of any one or more of the following events shall constitute an "Event of Default" hereunder:

              (a) Nonpayment, default, breach, etc.
                  ---------------------------------

                  (i) BORROWER DEFAULT: (A) Borrower's failure to make any payment when due under this Agreement, the Revolving Note or any Credit Facility Document, which failure continues for one (1) Business Day, or Borrower's disclaimer of liability under or enforceability of any Credit Facility Document; (B) Borrower's default under, failure to perform or observe any covenant or condition of or agreement in, or breach of, or the material inaccuracy of or omission from, any representation or warranty under or in, this Agreement, the Revolving Note, any other Credit Facility Document, any financial or other statement delivered to Lender, and such default, failure, breach, inaccuracy or omission shall continue unremedied for the earliest of
(x) fifteen (15) days following the date that notice of such default, failure, breach, inaccuracy or omission is given to Borrower by Lender or (y) fifteen
(15) days following the date ("Discovery Date") that Borrower first obtains knowledge of such default, failure, breach, inaccuracy or omission; PROVIDED, THAT, no such fifteen (15) day period shall apply in the case of: (A) any failure to observe any such term, covenant, condition or provision which is not capable of being cured at all or within such fifteen (15) day period or which has been the subject of a prior failure within a three (3) month period or (B) an intentional breach by Borrower of any such term, covenant, condition or provision, or (C) the failure to observe or perform any of the covenants or provisions contained in Sections 4(c)(i), (iii)-(vi), (x) and (xxii) of this Agreement; or

                  (b) OTHER DEFAULTS OF BORROWER AND OTHER LIABLE PARTIES: If Borrower or any of Borrower's Affiliates who is a maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or otherwise liable for any of the Obligations or Collateral (each hereinafter called an "other liable party") shall die, dissolve, merge or consolidate, suspend the transaction of business or incur any material adverse change in its financial condition or prospects; or any proceeding, procedure or remedy supplementary to or in enforcement of judgment (involving an amount in excess of $100,000 in the aggregate) shall be resorted to or commenced against, or with respect to any property of, Borrower or any other liable party; or if Borrower or any other liable party shall make an assignment for the benefit of, or composition with, creditors, or shall be or become insolvent or unable, or generally fail, to pay its debts when due, or shall be or become a party or subject to any bankruptcy, reorganization, insolvency or other similar proceeding, or a receiver or liquidator, custodian or trustee shall be appointed for Borrower or any other liable party, or a substantial portion of any of Borrower's or their respective assets and, if any of the foregoing shall occur involuntarily as to Borrower and any other liable party, it shall not be dismissed with prejudice, stayed or discharged within 60 days; or if Borrower or any other liable party shall take any action to effect, or which indicates its acquiescence in, any of the foregoing.


          7.      REMEDIES.

                  (a) CUMULATIVE RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the rights, powers and remedies (i) granted to secured parties under the UCC or other applicable Uniform Commercial Code; (ii) granted to Lender under any other applicable statute, law, rule or regulation; and (iii) granted to Lender under this Agreement, the Revolving Note or any other Credit Facility Document or any other agreement between Borrower and Lender. In addition, all such rights, powers and remedies shall be cumulative and not alternative and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Credit Facility Documents. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver of any right, power or remedy and shall not preclude the further exercise thereof; and every right, power and remedy of Lender shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by Lender.

                  (b) ACCELERATION OF OBLIGATIONS. Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, Lender may, from time to time in its discretion, by written notice to Borrower declare the Revolving Note and any other Obligations to be immediately due and payable whereupon (and, ipso facto, without the need for any notice or other action by any Person, upon the occurrence of any Event of Default of the type referred to in Section 6(c) hereof) such principal, interest and other Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower to the maximum extent permitted by law and thereafter shall bear interest until paid at the Default Rate.


                  8. INDEMNIFICATION: Borrower hereby saves, indemnifies and holds Lender harmless from and against all expense, cost, liability, loss or damage, including attorney's fees and expenses, suffered or incurred by Lender arising out of or in connection with this Agreement, the Credit Facility Documents or the transactions contemplated hereby or thereby. Without limiting the foregoing, Borrower will pay to Lender all reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of Lender in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be Borrower's Obligations. Borrower shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Credit Facility Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel, but excluding any such losses, claims, damages, liabilities, costs and expenses directly caused to be incurred by reason of the gross negligence or willful misconduct of the person otherwise to be indemnified and held harmless under this Section, as determined by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement until the expiration of the applicable statute of limitations relating to the claims giving rise to indemnification under this Section.

                  9. OBLIGATIONS ABSOLUTE: Borrower's Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: (i) the invalidity or unenforceability of all or any of, or any part of, this Agreement, the Revolving Note or any other Credit Facility Document, or any consent, waiver, amendment or modification thereof; (ii) the existence of any claim, setoff, defense or other right which Borrower may have at any time against Lender, or any other Person, whether in connection with this Agreement, any other Credit Facility Documents, the transactions contemplated hereby, thereby or otherwise all of which Borrower hereby waives to the maximum extent permitted by law; or (iii) the loss, theft, damage, destruction or unavailability of the Collateral to Borrower for any reason whatsoever, it being understood and agreed that Borrower retains all liability and responsibility with respect to the Collateral.


                  10. ASSIGNMENT: This Agreement (and each other Credit Facility Document) is freely assignable, in whole or in part, by Lender to any Affiliate of Lender (provided that Lender certifies to Borrower that such Affiliate has adequate assets to enable it to comply with the funding obligations of Lender hereunder) and, to the extent of any such assignment, Lender shall be fully discharged from all responsibility. This Agreement (and each other Credit Facility Document) shall not be assignable to any other Person without the prior consent of Borrower, unless an Event of Default shall then be existing and continuing, in which case no such consent shall be required. Lender's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Lender hereunder, and to the extent of such assignment the assignee may fully enforce such rights and powers as secured party and all references to Lender shall mean and refer to such assignee. In addition to the foregoing, Lender may assign, by bookkeeping entry on Lender's records or otherwise, all or any part of, or any interest in, Lender's rights and benefits under the Revolving Note, including, without limitation, its rights to payments of principal and interest thereunder, for the purpose of financing Lender's provision of credit hereunder, provided that no such assignment shall terminate or diminish Lender's obligations hereunder. To the extent of such assignment, such assignee shall have the same rights and benefits against Borrower under the Revolving Note as it would have had if it were Lender thereunder. Lender shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Without limiting the foregoing, Borrower understands and agrees that Lender may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Revolving Note, this Agreement and the other Credit Facility Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the a securitization or any other assignment or other disposition of the Revolving Note and the Loans. Borrower may not, in whole or in part, directly or indirectly, assign this Agreement or any Credit Facility Document or its rights hereunder or thereunder or delegate its duties hereunder or thereunder without, in each instance, the specific prior written consent of Lender, which consent may be withheld or delayed in Lender's sole discretion. For purposes of this Agreement, a change in control (whether by stock sale, issuance or otherwise) shall constitute an assignment hereof.


                  11. FURTHER ASSURANCES: Borrower agrees at any time and from time to time, at Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix or cause to be obtained, procured, executed, delivered, filed and affixed such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings (including financing statements, and writings to correct any error or ambiguity in any Credit Facility Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements, payment of filing fees and transfer, gains and recording taxes) and do and cause to be done all such other acts as Lender may reasonably request, from time to time, in its discretion. Without limiting the foregoing, Borrower authorizes Lender to the extent permitted under the UCC to execute and file, or file without Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as Lender deems necessary or appropriate and Borrower shall pay and indemnify Lender for and hold Lender harmless from any and all costs and expenses in connection therewith. Borrower further agrees that it will promptly notify Lender of, and agrees to correct, any defect, error or omission in the contents of any of the Credit Facility Documents or in the execution, delivery or acknowledgement thereof.


                  12. TERM: (a) This Agreement shall be binding upon and enforceable against Borrower and Lender when executed by both such parties. Upon indefeasible payment in full of the Obligations in accordance with the terms thereof, this Agreement shall terminate and Lender, at Borrower's expense, will transfer (without recourse, representation or warranty) such Collateral as may be in Lender's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Agreement or any other Credit Facility Document, to Borrower, except that the indemnification provisions of Sections 2(c), 4(a)(xv) and 4(a)(xix) and the provisions of Sections 4(c)(x) and 4(c)(xxi) shall survive indefinitely and the indemnification provisions of
Section 4(a)(xvii) and the provisions of Section 8 shall survive for the periods specified therein. No termination of this Agreement or any other Credit Facility Document shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or any other Credit Facility Documents until all Obligations have been fully and finally discharged and paid, and Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Credit Facility Documents and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

                  (b) Not later than 45 days prior to the Expiry Date, Borrower, at its option, may notify Lender in writing that Borrower desires to extend the Expiry Date for a period of 12 months from the original Expiry Date. In such notice, Borrower shall certify that no Default has occurred and is continuing. The Expiry Date shall be extended pursuant to Borrower's request provided (i) Lender shall have received the Extension Fee on or before the date Borrower notifies Lender of its desire to extend the Expiry Date,
(ii) no Material Adverse Change or any event which is reasonably likely to result in a Material Adverse Change shall have occurred and (iii) no Event of Default shall have occurred and be continuing.


      13.     MISCELLANEOUS.

              (a) FINAL AGREEMENT; AMENDMENTS, CONSENTS, AUTHORIZATIONS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BORROWER AND LENDER. BORROWER UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. BORROWER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. This Agreement and the Credit Facility Documents represent the entire understanding of Lender and Borrower with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of this Agreement or any other Credit Facility Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of Lender, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by Lender.

              6 (b) NOTICES. All notices and other communications given pursuant to or in connection with this Agreement shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other):

              If to Lender:

                      CS FIRST BOSTON MORTGAGE CAPITAL CORP.
                      55 East 52nd Street
                      New York, New York  10055
                      Attention:      Laura Goldberg
                      (with a copy of each legal notice to:
                       Walter Fekula, Credit Department)

              with a copy to:

                      BATTLE FOWLER LLP
                      75 East 55th Street
                      New York, New York  10022
                      Attn:   Charles J. Hamilton, Jr., Esq.

              If to Borrower, to Borrower's chief executive office (or residence), as represented to by Borrower herein:

              Captec Net Lease Realty, Inc.
              24 Frank Lloyd Wright Drive
              Lobby L, 4th Floor
              Ann Arbor, Michigan 48106-0544
              Attention:      W. Ross Martin

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally or by receipted-for telex, telecopier, or facsimile transmission, (ii) two days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

              (c) REASONABLENESS. If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under the Revolving Note, this Agreement, or any other Credit Facility Document or otherwise with respect to the Obligations, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Lender. Lender shall not have any liability to Borrower (whether in tort, contract, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless and only to the extent that it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

              (d) RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

              (e) WAIVERS. BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS AGREEMENT, THE Revolving Note AND THE OTHER CREDIT FACILITY DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN TO BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH WAIVERS; AND BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER CREDIT FACILITY DOCUMENT.

              (f) WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THE Revolving Note AND THIS AGREEMENT AND OTHER CREDIT FACILITY DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE Revolving Note, THIS AGREEMENT, OR ANY OTHER CREDIT FACILITY DOCUMENT OR THE OBLIGATIONS.

              (g) WAIVER OF NOTICES. Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement and any Credit Facility Documents, except such as are expressly provided for herein. No notice to or demand on Borrower which Lender may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, Borrower waives (A) notice prior to Lender's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession and (B) the benefit of all valuation, appraisement and exemption laws.

         (h) RELATIONSHIP. The relationship of Lender to Borrower hereunder is strictly and solely that of secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction and nothing contained in the Revolving Note, this Agreement or any other Credit Facility Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as secured commercial lender on the one hand and commercial borrower and guarantor on the other in a commercial transaction.

         (i) WAIVER OF COUNTERCLAIMS. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding brought by Lender with respect to the Revolving Note, this Agreement, any Credit Facility Documents, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         (j) TIME IS OF THE ESSENCE. For all payments to be made and all obligations to be performed under the Revolving Note, this Agreement and the other Credit Facility Documents, time is of the essence.

         (k) LIMITATION ON INTEREST. (1) NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THE REVOLVING NOTE OR ANY OTHER CREDIT FACILITY DOCUMENT, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW ("MAXIMUM INTEREST RATE"). In the event any interest is charged or received in excess of the Maximum Interest Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and BONA FIDE error, and that any Excess received by Lender shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second to the payment of the other Obligations then outstanding and unpaid; and third, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. Borrower recognizes that such an unintentional result could inadvertently occur. All monies paid to Lender under the Revolving Note, hereunder or under any of the other Credit Facility Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by applicable law.

              (2) By the execution of this Agreement, Borrower agrees that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any interest or such amounts which are deemed to constitute interest in excess of the Maximum Interest Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrower in connection with the Revolving Note, this Agreement or any of the other Credit Facility Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread during the entire term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Interest Rate from time to time in effect in order to lawfully charge the maximum amount of interest permitted under applicable laws.

              (3) The provisions of this Section 13(k) shall be deemed to be incorporated into each of the other Credit Facility Documents (whether or not any provision of this Section is referred to therein). Each of the Credit Facility Documents and communications relating to any interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

           (1) GOVERNING LAW; BINDING EFFECT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however, the parties agree that the states listed on Schedule C are the proper places to file financing statements with respect to the Collateral and the laws of such states governing perfection and effect of perfection or non-perfection of security interests in all collateral in which a security interest is perfected by filing a financial statement under the UCC. This Agreement shall be binding upon Borrower, and the heirs, devisees, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section 9 hereof) assigns, including all successors in interest of Borrower in and to all or any part of the Collateral, and shall inure to the benefit of Lender, and the successors and assigns of Lender. Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court for New York County, New York and the United States District Court for the Southern District of New York and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under the Revolving Note, this Agreement or any of the other Credit Facility Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Credit Facility Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property) . Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, properly addressed and postage prepaid, or, at Lender's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Lender against Borrower for the amount of the claim and other relief requested.

         (m) SEVERABILITY. Whenever possible this Agreement, the Revolving Note and each Credit Facility Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

         (n) CAPTIONS; CONSTRUCTION. The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Agreement or any term or provision hereof. The inclusion of an example by way of illustration such as a parenthetical ("including . . .") shall not be construed as or deemed a limitation on the generality of the general text to which it refers. The terms Borrower and Lender shall include heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns. The term Borrower as used in
Section 4 hereof shall refer to Borrower and its Affiliates.

        IN WITNESS WHEREOF, Lender and Borrower have caused these presents to be duly executed as of the day and year first above written.


Lender                                  BORROWER
- ------                                  --------

CS FIRST BOSTON MORTGAGE                CAPTEC NET LEASE
CAPITAL CORP.                           REALTY, INC.


By: /s/ Joy Margolies                    By:
   -----------------------                  -----------------------
   Name:   Joy Margolies                     Name:
   Title:  Vice President                    Title:

 Address:                                Chief Executive Office:
 --------                                -----------------------

55 East 52nd Street                      24 Frank Lloyd Wright Drive
New York, New York  10055                Lobby L, 4th Floor
                                         Ann Arbor, Michigan  48106

        IN WITNESS WHEREOF, Lender and Borrower have caused these presents to be duly executed as of the day and year first above written.

Lender                                  BORROWER
- ------                                  --------

CS FIRST BOSTON MORTGAGE                CAPTEC NET LEASE
CAPITAL CORP.                           REALTY, INC.


By:                                     By: /s/ W. Ross Martin
   -----------------------                  -----------------------
   Name:                                    Name: W. Ross Martin
   Title:                                   Title: Vice President

Address:                                Chief Executive Office:
- --------                                -----------------------

55 East 52nd Street                     24 Frank Lloyd Wright Drive
New York, New York  10055               Lobby L, 4th Floor
                                        Ann Arbor, Michigan  48106

                                  APPENDIX A

                                DEFINED TERMS
                                -------------


         "ACCOUNTS" shall have the meaning accorded to such term in the UCC and shall include all present and future rights of Borrower in respect of the Properties and the Leases to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

         "ACCRUED MARGIN" shall mean for any period the amount of accrued and unpaid interest on the Revolving Loans equal to the positive difference, if any, of (i) the aggregate unpaid interest on the Revolving Loans accrued during such period at the Revolving Loan Rate, less (ii) the aggregate scheduled Lease payments due in respect of the Leases during such period.

         "AFFILIATE" means when used with any specified Person, (i) any Person who controls, is controlled by, or is under common control with such Person,
(ii) any Person who is a director or officer of, partner in, trustee of, or blood or legal relative, guardian or representative of the specified Person, or any Person who acts or serves in a similar capacity with respect to the specified Person, (iii) any Person of which or whom the specified Person is a director or officer, partner, trustee, or blood or legal relative, guardian or representative, or with respect to which or whom, the specified Person acts or serves in a similar capacity; (iv) any Person, who, directly or indirectly, is the legal or beneficial owner of or controls 5% or more of any class of equity securities of the specified Person, and (v) any Person who is an Affiliate as defined in clauses (i), (ii) , (iii) or (iv) of an Affiliate of the specified Person.

         "APPRAISAL" shall mean, with respect to a Property, an appraisal of such Property prepared by the Appraisers.

         "APPRAISED VALUE" shall mean, with respect to a Property, the value of such Property as set forth in the Appraisal.

         "APPRAISERS" shall mean any MAI certified appraiser approved by Lender, which consent shall not be unreasonably withheld.

         "ASSIGNMENT OF LEASES AND RENTS" means the Assignment of Leases and Rents to be executed by Borrower and delivered to Lender as security for the payment of the Obligations and constituting a first lien on all of Borrower's right, title and interest now owned or hereafter acquired in and to all Leases and all Rents, receipts, revenues and accounts pertaining to or derived from the Properties, the form of which is attached hereto as Exhibit K.


                                     A-l

         "BORROWER" means Captec Net Lease Realty, Inc., a Michigan corporation.

         "BUSINESS DAY" means any day except any Saturday, Sunday or any day which shall be a legal holiday in New York City or a day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

         "BUSINESS FCCR" means, with respect to a Lessee, as of the date of determination for any period, the quotient of (x) the Lessee's Cash Flow for such period divided by (y) the sum of the Lessee's Indebtedness plus the Lessee's Lease Obligations for such period. As used herein:

                  (i) "Lessee's Cash Flow" shall mean for any period an amount equal to the difference of (1) the sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus (d) interest expense, plus
         (e) Non-Recurring Expenses, minus (2) Non-Recurring Income, all as reflected on the financial statement for the Lessee;

                  (ii) "Non-Recurring Expenses" and "Non-Recurring Income" shall mean for any period expenses or income, as the case may be, that is extraordinary and generally not reflected in any prior period or reasonably anticipated to be incurred or received in any subsequent period; and

                  (iii) "Lessee's Indebtedness" shall mean for any period the payments of Indebtedness of the Lessee.

         "CAPTEC" shall mean CAPTEC Financial Group, Inc., a Michigan corporation.

         "CLOSING DOCUMENTS" shall mean those documents set forth on Exhibit E attached hereto and made a part hereof.

         "COLLATERAL" means all of the now existing or hereafter acquired right, title and interest of Borrower in and to (a) the Properties, (b) the Leases, Lease Documents and Franchise Agreements, (c) all Rents, revenues, receivables, other leases, easements, options, personal property and other rights or property related to Borrower's ownership or operation of the Properties and all other collateral pledged pursuant to any Collateral Documents, (d) all General Intangibles, Accounts, certificates of title, fixtures, money, instruments, securities, documents, chattel paper, credit balances, deposits, deposit accounts, letters of credit, bankers' acceptances, guaranties, credits, claims, choses in action, demands, and all present and future liens, security interests, rights, insurance, remedies, title and interest in, to and in respect of the property described in clauses (a), (b) and (c) above, and all other personal property, now or hereafter owned, acquired, held, used, sold or consumed in connection with the property described in clauses (a), (b) and (c) above, and any other property, rights and interests of Borrower which at any time relate to, arise out of or in connection with the property described in clauses (a), (b) and (c) above or which shall come into the possession or custody or under the control of Lender or any of its agents, representatives, associates or correspondents, for any purpose; all additions thereto, substitutions therefor and replacements thereof, all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived from the property described in clauses
(a), (b) and (c) above, including any such property received in connection with any disposition thereof and all moneys which may become payable under any policy insuring the Collateral or otherwise required to be maintained hereunder (including return of unearned premium) ("Collateral Revenues"); and all products and proceeds of the foregoing.

         "COLLATERAL DOCUMENTS" shall mean the Closing Documents, the Custodial Agreement, the Lockbox Agreement, and any other mortgage, deed of trust, assignment of lease or other instrument, agreement, guaranty document, certificate or other writing, now or hereafter executed and delivered to secure the Obligations, as the same may be modified, amended, consolidated, continued or extended, from time to time.

         "COLLATERAL REVENUES" shall have the meaning ascribed to such term in the definition of Collateral.

         "COLLATERAL SCHEDULE" shall mean a schedule prepared by Borrower listing all of the Properties and Leases constituting a part of the Collateral, which schedule shall set forth or include for each Property listed thereon the location and appraised value of the Property and for each Lease listed thereon (i) the name of the Lessee and any guarantor under such Lease,
(ii) the original and remaining term of the Lease, (iii) a list of the Lease Documents relating to such Lease and any amendments or modifications thereto.

         "CONDEMNATION PROCEEDS" shall mean all compensation, awards, proceeds received by the Borrower or on behalf of any Person as a result of condemnation (which term shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), net of direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof.

         "COUNTY" means the county, parish, city or recording district where financing statements are filed under the UCC with respect to security interests in personal property (including fixtures).

         "Credit Event" shall mean the making of each Revolving Loan.

         "CREDIT FACILITY AMOUNT" shall mean $100,000,000.

         "CREDIT FACILITY DOCUMENTS" means the Revolving Note, this Agreement, the Collateral Documents and any other instrument, agreement, guaranty document, certificate or other writing, now or hereafter executed and delivered in connection with the Obligations, as the same may be modified, amended, consolidated, continued or extended, from time to time.

         "CUSTODIAL AGREEMENT" shall mean the Custodial Agreement, dated as of February 26, 1996, between Lender and the Custodian.

         "CUSTODIAN" means Bankers Trust Company acting as Custodian and Collateral Agent for Lender pursuant to the Custodial Agreement.

         "DEFAULT RATE" shall have the meaning ascribed to such term in
Section 1(e) (iii) hereof.

         "DEFAULTED LEASE" shall mean a Lease (a) as to which Borrower has determined that eventual payment of amounts due thereunder is unlikely or (b) which is a Delinquent Lease for which any amount due thereunder is overdue (without taking into account any extension of the due date) for a period of more than sixty (60) consecutive days.

         "DISCOVERY DATE" shall have the meaning ascribed to such term in
Section 6(a) (i) hereof.

         "EFFECTIVE DATE" shall mean the date on which each of Borrower and Lender shall have executed and delivered this Agreement .

         "ELIGIBLE TENANT" shall mean a Person operating under the tradename of a Franchise System meeting the standards for a lease applicant set forth in the Underwriting Guidelines.

         "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business and facilities (whether or not owned by it), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous, toxic or dangerous substances, materials or wastes.

         "ERISA" shall have the meaning ascribed to such term in Section 4(a)
(xiii) hereof.

         "EVENT OF DEFAULT" shall have the meaning ascribed to such term in
Section 6 hereof.

         "EXCESS" shall have the meaning ascribed to such term in Section 13(k) hereof.

         "EXIT FEE" shall have the meaning ascribed to such term on Schedule B hereto.

         "EXPIRY DATE" shall mean the second anniversary of the date of this Agreement, unless such date shall be extended in accordance with the provisions of Section 12(b) hereof.

         "EXTENSION FEE" shall have the meaning ascribed to such term on Schedule B hereof.

         "FILING COLLATERAL" shall have the meaning ascribed to such term in
Section 4(a) (vii) hereof.

         "FILING OFFICES" shall have the meaning ascribed to such term in
Section 4(a) (vii) hereof.

         "FINANCING STATEMENTS" mean the financing statements on Form UCC-1 copies of which are attached hereto as Exhibit H.

         "FRANCHISE AGREEMENT" means a Franchise Agreement between an Eligible Tenant and a Franchise System.

         "FRANCHISE SYSTEM" shall have the meaning ascribed to such term in the Preliminary Statement.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied on and after the date hereof.

         "GENERAL INTANGIBLES" shall have the meaning accorded to such term in the UCC and with respect to the Borrower shall be limited to the property described in clauses (a), (b) and (c) of the definition of Collateral and shall include Borrower's interest in any agreements, contracts, writings, memoranda, confirmations, passbooks, signature cards, acknowledgements, understandings, contract rights, licenses, leases, permits, filings, consents, and approvals, and all puts, calls, options, warrants, and securities, and all tax and duty refunds, and all security interests, patents, inventions, processes, lists (including customer and suppliers lists), methods, l and information (including proprietary information, member lists and information concerning members, sales, business, financial, accounting, forecasts, projections, media, and other information), know how, software, programs, plans, data, blueprints, designs, drawings, surveys, notices, copyrights, trademarks, trade names, trade secrets, service marks, service names, logos and goodwill, going concern value, and market share value and all recordings and registrations thereof, applications for recording or registration, renewals, modifications, supplements, reissues, continuations, extensions, divisions thereof and rights corresponding thereto, and all manuals, standards, practices, mail, advertisements, files, reports, books, catalogs, records, journals, invoices, and bills, and all rights (including voting rights, rights to receive notice or to consent, rights to payment, interest, dividends, distributions or earnings, rights to sue and enforce), powers (including powers of attorney), privileges, benefits, and remedies relating thereto or arising in connection with the property described above.

         "HAZARDOUS MATERIAL INDEMNIFICATION" shall mean the hazardous material indemnification agreement to be executed and delivered by Borrower, the form of which is attached hereto as Exhibit L.

         "INDEBTEDNESS" means all indebtedness (including reimbursement, subrogation, or contribution obligations and any other indebtedness assumed or guaranteed) in respect of money borrowed, whether evidenced by a note (including the Revolving Note) or other like written obligation to pay money, or deferred purchase price or constituting an capitalized lease obligation or otherwise and will include all obligations and accruals to the extent due and payable or incurred outside the ordinary course of business)

         "INDEPENDENT ACCOUNTANT" shall mean Coopers & Lybrand or such other firm of independent accountants approved by Lender.

         "INFORMATION CERTIFICATE" shall mean the Information Certificate of Borrower constituting Exhibit F hereto containing material information with respect to Borrower, its business and assets provided by or on behalf of Borrower to Lender in connection with the preparation of this Agreement and the other Credit Facility Documents and the financing arrangements provided for herein.

         "INITIAL BORROWING DATE" means the date on which the initial Revolving Loan is made.

         "INSURANCE PROCEEDS" shall mean any amounts received upon settlement of a claim filed with an Insurance Policy (including proceeds of title insurance), net of direct fees, costs (inclusive of overhead) and disbursements incurred in connection with the collection thereof.

         "LEASE" means a lease between Borrower and a Lessee for leasing of a Property.

         "LEASE DOCUMENTS" shall mean with respect to a Lease, the Lease and those other instruments, agreements, guarantys, documents, certificates or other writings, now or hereafter executed and delivered by a Lessee in respect of such Lease, as the same may be modified, amended, consolidated, continued or extended from time to time.

         "LENDER" shall mean CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns.

         "LESSEE" shall mean an Eligible Tenant under a Lease, and its successors and assigns.

         "LIBOR RATE" means, at any time, a rate per annum equal to the rate for U.S. dollar deposits with 30-day maturities which appears on Telerate Page 5 as of the last Business Day of the preceding month. The term "Telerate Page 5" means the display designated as "Page 5" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 5 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. dollar deposits). Any LIBOR Rate determined on the basis of the rate displayed on Telerate Page 5 in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one hour of the time when such rate is first displayed by such Service. Each determination of the LIBOR Rate made by Lender shall be conclusive and binding upon Borrower absent manifest error. Interest at the applicable LIBOR Rate from time to time shall be calculated for the actual number of days elapsed on the basis of a 360-day year.

         "LIQUID ASSETS" shall mean (i) cash or (ii) negotiable securities or trade receivables having a maturity of not greater than 90 days.

         "LOAN" shall mean and include each Revolving Loan and the Term Loan.

         "LOAN TO VALUE REQUIREMENT" shall have the meaning ascribed to such term in Section 3(e) (ii) hereof.

         "LOCKBOX ACCOUNT" shall mean the account by that name created, maintained and disbursed, from time to time, in accordance with Section 5 hereof.

         "LOCKBOX AGREEMENT" shall mean the Lockbox Agreement, dated as of the date hereof, between Borrower, Lender and the Custodian.

         "MANAGEMENT AGREEMENT" shall mean the Management Agreement, dated October 10, 1994, by and between Borrower and Captec Net Lease Realty Advisors, Inc.

         "MARGIN STOCK" shall have the meaning accorded to such term in Regulation U, T or X of the Federal Reserve Board.

         "MATERIAL ADVERSE CHANGE" shall have the meaning ascribed to such term in Section 3(i) hereof.

         "MAXIMUM INTEREST RATE" shall have the meaning ascribed to such term in Section 13(k) hereof.

         "MONTHLY INTEREST PERIOD" shall mean for each month the period commencing on the first day of such month and ending on the last day of such month.

         "MORTGAGES" shall mean the fully cross defaulted and cross collateralized blanket mortgages and deeds of trust constituting a first lien on the fee and leasehold estates of Borrower in all Properties to be executed and delivered by Borrower from time to time to or for the benefit of Lender as security for the payment of the Obligations, the form of which is attached hereto as Exhibit M.

         "NOTICE OF BORROWING" shall have the meaning ascribed to such term in
Section 1(b) hereof.

         "OBLIGATIONS" mean all of Borrower's Indebtedness, obligations and liabilities of every kind, nature and description now or hereafter owing by Borrower to Lender, including those evidenced by, arising under or in connection with the Revolving Note (including indebtedness, obligations and liabilities in respect of principal, interest, this Agreement, or any other Credit Facility Document, and any future advances thereon, renewals, extensions, modifications, amendments, substitutions and consolidations thereof, or any other agreement with Lender, including Borrower's obligations to pay (or reimburse Lender for) all costs and expenses (including attorneys fees and disbursements) incurred by Lender in obtaining, maintaining, protecting and preserving its interest in the Collateral or its security interest therein, foreclosing, retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral or in exercising its rights hereunder or as secured party under the UCC, any other applicable law, regulation or rule or this Agreement and all other indebtedness, obligations and liabilities of any kind of Borrower to Lender, now or hereafter existing (including future advances whether or not pursuant to commitment), arising directly between Borrower and Lender or acquired outright, conditionally or as collateral security from another, absolute or contingent, joint and/or several, secured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, including Borrower's liabilities to Lender as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, indorser, guarantor, accommodation party or otherwise.

         "OPERATIONS POLICY MANUAL" means Borrower's policies for servicing leases and loans attached hereto as Exhibit N, as the same may be modified from time to time with the approval of Lender.

         "PAYMENTS TO AFFILIATES" shall mean all all salaries, fees and other compensation, and all reimbursement or indemnification, directly or indirectly, paid or payable to (or for the benefit of) any Affiliate of Borrower, other than a Person who is an officer of Borrower and is not otherwise an Affiliate of Borrower. Payments to Affiliates shall include any payment or reimbursement of travel and entertainment expenses, automobiles expenses, and premiums or expenses associated with any insurance policy other than those expressly required to be maintained hereby. Payments to Affiliates shall exclude payments to Captec Net Lease Realty Advisors, Inc. pursuant to the Management Agreement.

         "PERMITTED ENCUMBRANCES" has the meaning ascribed to such term in
Section 4(c) (iii) hereof.

         "PERMITTED TITLE EXCEPTIONS" shall have the meaning ascribed to such term in Section 4(c) (iii) hereof.

         "PERSON" shall mean any natural person, corporation, partnership, association, firm, trust, limited liability company, or other entity or any government, governmental agency or regulatory authority or instrumentality or any subdivision thereof.

         "PRELIMINARY STATEMENT" shall mean the paragraphs of this Agreement preceding Section 1 hereof and captioned "Preliminary Statement."

         "PROPERTY" shall mean all now owned and hereafter acquired real property of Borrower which Borrower encumbers with a Mortgage in favor of Lender pursuant to this Agreement, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements, appurtenances and related assets relating thereto.

         "RENTS" shall mean, with respect to a Property, all rents, income and profits arising from the related Lease and renewals thereof and together with all rents, income and profits for the use and occupation of the Property.

         "REQUIRED DUE DILIGENCE MATERIALS" shall mean, with respect to a Property, all materials specified on Exhibit B hereto.

         "REVOLVING LOAN" shall have the meaning ascribed to such term in
Section 1(a) hereof.

         "REVOLVING LOAN RATE" means an rate per annum equal to the LIBOR Rate plus 2.318%.

         "REVOLVING NOTE" shall have the meaning ascribed to such term in
Section 1(d) (i) hereof.

         "SECURITIZATION" shall have the meaning ascribed to such term in
Section 4(c) (xviii) hereof.

         "STANDARD FORM DOCUMENTS" shall mean the standard form of Lease and other Lease Documents used by Borrower when originating Leases and attached hereto as Exhibit O.

         "STATE" shall mean each state from which Borrower operates its business.

         "STRUCTURING FEE" shall have the meaning ascribed to such term on Schedule B hereto.

         "SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT" shall mean, with respect to each Lease, a Subordination, Non-Disturbance and Attornment Agreement, executed and delivered by the Borrower and the Lessee for the benefit of Lender in substantially the form attached hereto as Exhibit P.

         "UCC" means the Uniform Commercial Code of the State.

         "UCC SEARCH" means the security interest, tax lien, suit and judgment search of Borrower conducted in the State and the County.

         "UNDERWRITING GUIDELINES" means the Borrower's guidelines for originating leases and loans attached hereto as Exhibit Q, as the same may be modified from time to time with the approval of Lender.

                              LIST OF SCHEDULES
                              -----------------


Schedule A - List of Franchise Systems
Schedule B - Fees
Schedule C - List of Filing Offices
Schedule D - Recording Jurisdictions
Schedule E - Capitalization of Borrower
Schedule F - List of Borrower Affiliates

                                  SCHEDULE A

                          LIST OF FRANCHISE SYSTEMS
                          -------------------------


             Tier I                      Tier II
             ------                      -------

           Applebee's                    Carl's Jr.
             Arby's                       Carrow's
          Boston Market                  Church's
           Burger King                    Coco's
             Chili's                   Eastside Mario's
            Denny's                       Golden Corral
            Hardees                        Houlihan's
          Jack In The Box              Kenny Rogers Roasters
               KFC                         Parkins
            Pizza Hut                     Popeye's
            Red Robin                       Shoney's
            Taco Bell                       Sonic
           TGI Friday's                   Taco Cabana
            Wendy's



In addition to the concepts named above, as amended from time to time, Eligible Tenants may fall outside of the named concepts in an amount in aggregate equal to up to 10% of the Credit Facility Amount.

            LIST OF SPECIALTY RETAIL AND NON-FRANCHISED RESTAURANT
            ------------------------------------------------------
                                   CONCEPTS
                                   --------



Specialty Retail                  Non-Franchised Restaurant
- ----------------                  -------------------------
  Aaron Rents                         Roadhouse Grill
Barnes & Noble                           Stanford's
   Best Buy
Blockbuster Video
Borders Group, mc
Circuit City
   CompUSA
Hastings Bookstores
Hollywood Video
Just For Feet
Michael's Crafts
Office Depot
OfficeMax
Pier 1 Imports
Rite Aid/Revco
7-Eleven
Sports Authority
Staples, Inc.
Walgreens
Winn Dixie


In addition to the concepts named above, as amended from time to time, Eligible Tenants may fall outside of the named concepts in an amount in aggregate equal to up to 10% of the Credit Facility Amount.

                                  SCHEDULE B

                                     FEES
                                     ----

         STRUCTURING FEE. In consideration of Lender structuring and originating the financing effected by Borrower pursuant to this Agreement, Borrower shall pay to Lender a non-refundable structuring fee (the "Structuring Fee") equal to 1% of the Credit Facility Amount, less any good faith deposit delivered by Borrower to Lender. The Structuring Fee shall be payable and non-refundable on the Effective Date.

         EXTENSION FEE. Borrower shall pay to Lender, as a condition precedent to any extension of the Expiry Date in accordance with Section 12(b) hereof, a fee (the "Extension Fee") equal to 0.5% of the Credit Facility Amount, which Extension Fee shall be payable and non-refundable on each date Borrower provides notice to extend the Expiry Date pursuant to Section 12(b) hereof.

         EXIT FEE. On the date on which Borrower or any of its Affiliates completes an initial public offering (the assets of which company includes any Properties or Leases) or any refinancing, Securitization or other disposition of the Properties or the Leases, including the assignment of the Properties or the Leases to any Affiliate upon prepayment of the Revolving Loans (any of the foregoing a "Refinancing"), in which Borrower does not utilize Lender or an Affiliate of Lender as the lead or managing underwriter or investment banker (other than after a Refinancing structured and marketed by Lender or any of its Affiliates and which Refinancing has failed to close due to the inability of Lender or an Affiliate of Lender to complete such Refinancing), Borrower shall pay to Lender a fee (the "Exit Fee") equal to 1.4% of the Credit Facility Amount.

                                   SCHEDULE C
                                   ----------
                                 FILING OFFICES



Michigan Secretary of State's Office

     Michigan Department of State
     UCC Unit
     P.O. Box 30197
     Lansing, MI 48909-7697

     For overnight delivery:

     Michigan Department of State
     Secondary Complex
     7064 Crowner Dr.
     Dimondale, MI 48821

     517/322-1144
     517/322-5434 - Fax


Washtenaw County, Michigan - County Clerk's Office

     County Courthouse
     P.O. Box 8645
     Ann Arbor, MI 48107-8645

     313/994-2506
     313/994-2592 - Fax

                                   SCHEDULE D
                                   ----------

                            RECORDING JURISDICTIONS







                               [TO BE DETERMINED]

                                   SCHEDULE E
                                   ----------

                            BORROWER'S SHAREHOLDERS



Common Stock (Voting)
- ---------------------

Captec Financial Group, Inc.
Patrick L. Beach
W. Ross Martin
George R. Beach
Michigan Corp.


Redeemable Preferred Stock (Non-Voting Stock)
- ---------------------------------------------

The Public Institution for Social Security

                                   SCHEDULE F
                                   ----------

                                   AFFILIATES







                          Captec Financial Group, Inc.

                                LIST OF EXHIBITS
                                ----------------


Exhibit A -    Notice of Borrowing
Exhibit B -    Required Due Diligence Materials
Exhibit C -    Form of Revolving Note
Exhibit D -    Revolving Loan Conditions
Exhibit E -    Closing Documents
Exhibit F -    Information Certificate
Exhibit G -    UCC Searches
Exhibit H-1 -  Form of Quarterly Compliance Certificate
Exhibit H-2 -  Form of Annual Compliance Certificate
Exhibit I -    Servicing Provisions
Exhibit J -    Release Certificate
Exhibit K -    Form of Assignment of Leases and Rents
Exhibit L -    Form of Hazardous Material Indemnification
Exhibit M -    Form of Mortgages
Exhibit N -    Operations Policy Manual
Exhibit O -    Standard Form Documents
Exhibit P -    Form of Subordination, Non-Disturbance and
               Attornment Agreement
Exhibit Q -    Underwriting Guidelines

                                   EXHIBIT A
                                   ---------

                              NOTICE OF BORROWING


CS First Boston Mortgage Capital Corp.
55 East 52nd Street, 6th Floor
New York, New York 10055

                                           ___________, 199_

Ladies and Gentlemen:

        The undersigned, Captec Net Lease Realty, Inc., a Michigan corporation (the "Borrower") refers to the Credit Agreement (the "Credit Agreement"), dated as of February 26, 1996, between the Borrower and CS First Boston Mortgage Capital Corp. ("Lender") and hereby gives you notice pursuant to Section 1(b) of the Credit Agreement that the undersigned hereby requests a loan under the Credit Agreement, and in that connection sets forth below the information relating to such Loan (the "Revolving Loan") as required by Section 1(b) of the Credit Agreement. Capitalized terms used but not defined herein shall have the definitions attributed to such terms in the Credit Agreement.

        (i)  The funding date of the Revolving Loan is _______________ __,
19__.

        (ii) The aggregate principal amount of the Revolving Loan is $________.


        (iii) The proceeds of the Revolving Loan are to be advanced to the undersigned in connection with the origination by Borrower of the following
Leases:

        Lessee                            Amount
        ------                            ------

        The undersigned hereby certifies that the representations and warranties contained in Sections 4(a) and (b) of the Credit Agreement and in the other Credit Facility Documents, certificates or other writings delivered to Lender pursuant thereto are correct in all material respects and no Event of Default or event which with the giving of notice or lapse of time or both, would constitute an Event of Default has occurred or is continuing as of the date first written above.

        The proceeds of the Revolving Loan shall be wire transferred to Borrower in accordance with the following instructions:


               Michigan National Bank
               395 Briarwood Circle
               Ann Arbor, Michigan 48108
               ABA# 072000805
               Captec Net Lease Realty, Inc.
               Account# 4825-17708-4


                                      Very truly yours,

                                      CAPTEC NET LEASE REALTY, INC.


                                      By:
                                            -----------------------
                                      Name:
                                      Title:

                                  EXHIBIT B*
                                  ----------

                       (REQUIRED DUE DILIGENCE MATERIALS)


     1.  Certified copy of the tease.

     2.  *** [Certified copy of the Ground Lease]***1

     3. ***[Certified copy of sublease under the Ground Lease (the "Sublease")] ***1

     4.  Any Guaranty in respect to the Lease or Ground Lease.

     5.  ***[Certified copy of the Franchise Agmeement]***1

     6. Estoppel Certificate from Lessee ***[ground lessor under the Ground Lease; sublessee under the Sublease]***1 to Lender.

     7.  Phase I environmental audit.

     8.  ***[Phase II environmental audit and remediation plan.] ***1

     9. Evidence of compliance with zoning and other land use requirements, ordinances, rules, regulations and restrictions.

     10. Permanent or temporary certificate(s) of occupancy and all other licenses, permits and approvals required for the use and operation of the Property.

     11. ***[Report of independent inspecting engineer with respect to the building.]***1

     12. The Survey.

     13. The Appraisal.

     14. Commitment for a Title Policy (as defined hereafter) issued by Title Companies (as defined hereafter) to Lender, together with copies of all exceptions to title and all required endorsements.


- -----------------

* All terms used in this Exhibit but not defined in this Exhibit have the meaning given to them in the Agreement.

1   If applicable.
                                     B-1

     15. Form of certificates of property and liability insurance showing Lender as "additional insured" or "loss payee" in connection with the Property.

     16. Evidence satisfactory to Lender that the Property is not located in a federally designated special flood hazard area (i.e., certificate in satisfactory form from a licensed surveyor, appraiser, professional engineer or other qualified person or party) or in the alternative an acceptable flood insurance policy.

     17. UCC-l Financing Statement Searches.

     18. Satisfaction and termination of existing lien and encumbrances on the Property, including UCC-3 Termination Statements, as applicable.

     19. Form of opinion letter of Borrower's in-house counsel to Lender.

     20. Form of opinion letter of local counsel for Borrower to Lender.

     21. Material agreements, instruments, documents, certificates or other items relating to the Lease or the Property.

                                   EXHIBIT C
                                   ---------

                                 REVOLVING NOTE
                                 --------------

$100,00,00                                                  February 26, 1996
                                                           New York, New York

              FOR VALUE RECEIVED, CAPTEC NET LEASE REALTY, INC., a Michigan corporation, having an address and principal place of business located at 24 Frank Lloyd Wright Dr., Lobby L, 4th Floor, Ann Arbor, Michigan 48106-0544 ("Borrower") promises to pay to the order of CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation having an address and principal place of business located at 55 East 52nd Street, 6th Floor, New York, NY 10055, its successors and assigns, ("Lender"), at such address or at such other place as may be designated in writing by the holder of this Revolving Note, the principal sum of ONE HUNDRED MILLION and xx/100 ($100,000,000.00) DOLLARS, or so much thereof as shall be advanced from time to time pursuant to that certain Credit Agreement (the "CREDIT AGREEMENT") between Borrower and Lender dated as of the date hereof (the "PRINCIPAL AMOUNT"), which sum shall be payable in lawful money of the United States of America, as hereinafter set forth, and to pay to Lender all other Obligations when and as due pursuant to the Credit Facility Documents. All terms used herein and not otherwise defined shall have the meaning accorded to such terms in the Credit Agreement. This Revolving Note is entitled to the benefits of and is secured by the pledge, liens, security, title, rights and security interests in the Collateral as granted under the other Credit Facility Documents, as the same may be amended, supplemented or renewed, from time to time.

        I. PAYMENTS OF PRINCIPAL AND INTEREST. A. PRINCIPAL PAYMENTS. Borrower shall pay to Lender the entire amount of indebtedness evidenced by this Revolving Note on the Expiry Date.

        B. INTEREST PAYMENTS. Borrower shall pay to Lender interest on the aggregate Principal Amount outstanding from time to time hereunder computed at the Revolving Loan Rate. Such interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days and shall be paid, for as long as any amount is outstanding hereunder, (i) on the fifteenth day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing March 15, 1996 in an amount equal to all interest accrued in the preceding Monthly Interest Period and (ii) on any prepayment hereof (on the amount prepaid), at maturity (whether on the Expiry Date, by acceleration or otherwise) and, after such maturity, on demand. Immediately upon and during the continuation of an Event of Default, interest will accrue on the unpaid Principal Amount outstanding hereunder at a rate of 2% in excess of the Revolving Loan Rate (the "DEFAULT

RATE"), but in no event shall Borrower's interest payment obligations exceed the limitations set forth in paragraph 7 below.

        C. TIMING OF PAYMENTS. Whenever a payment to be made under this Revolving Note becomes due and payable on a day which is not a Business Day such payment shall be made on the next succeeding Business Day, with such extension of time being included in the computation and payment of interest with respect to such date.

        D. LATE PAYMENT CHARGE. If Lender has not received within ten (10) days of any Payment Date or the Expiry Date, or on any other date on which any payment is due (whether be acceleration or otherwise) the full amount due on such Payment Date, Expiry Date or other date, as the case may be, Borrower shall pay to the order of Lender, promptly on demand, a late payment charge in the amount of the product of (x) the difference between the (1) the amount due on any such due date and (2) the amount actually received on such due date multiplied by (y) 0.02.

        E. PREPAYMENT. Borrower shall have the right to prepay all or a portion of the principal indebtedness in accordance with the terms and provisions of
Section 2(a) of the Credit Agreement and shall be required to prepay principal indebtedness in accordance with the terms and provisions of Sections 4(c)(xiii) and 4(c)(xvii) of the Credit Agreement.

        F. APPLICATION OF PAYMENTS. Payments made under this Revolving Note shall be applied in the following order: (i) to accrued and unpaid interest,
(ii) to the unpaid and outstanding Principal Amount.

               II. FEES. Borrower acknowledges and confirms that certain fees, including, but not limited to, a Structuring Fee, an Extension Fee and an Exit Fee, are (or may be) owing and are (or may become) payable in accordance with the Credit Agreement. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any event which entitles Lender to any such fees.

               III. SECURED NOTE. This Revolving Note is secured by the Credit Facility Documents and the Collateral.

               IV. TRANSFER. This Revolving Note is assignable by Lender subject to the terms set forth in Section 10 of the Credit Agreement. Upon the assignment of this Revolving Note, Lender may deliver all the collateral security therefor, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all fights hereby given to it with respect to any Obligations and such collateral not so transferred.

               V. LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS REVOLVING NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstance whatsoever fulfillment of any provision hereof or of such other Credit Facility Documents or other documents or Obligations at the time performance of such provision shall be due, shall involve transcending the limit of such validity, and if from any such circumstance Lender shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount owing hereunder or on account of any other principal indebtedness of the undersigned to Lender, and not to payment of interest or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Borrower and Lender and all Obligations of Borrower to Lender.

               VI. SET OFF. In addition to any right available to Lender under applicable law or any other agreement, Borrower hereby gives to Lender a lien on, security interest in and right of set-off of all moneys, securities and other property of Borrower and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to Lender, its correspondents or its agents from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of Lender in any way, and also, any balance of any deposit account and credits of Borrower with, and any and all claims of Borrower against, Lender at any time existing, as collateral security for the payment of this Revolving Note and of all Obligations now or hereafter owed by Borrower to Lender in connection therewith, including fees contracted with or acquired by Lender, whether joint, several, direct, indirect, absolute, contingent, secured, matured or unmatured (all of which are hereafter collectively called "LIABILITIES"), hereby authorizing Lender at any time or times, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefore is deemed adequate or not. The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by Borrower. Lender, in addition to any right available to it under applicable law or any other agreement, shall have the right, at its option, to immediately set off against this Revolving Note and/or any Liabilities all monies owed by Lender in any capacity to Borrower, whether or not due, and Lender shall, at its option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of Lender subsequent to those events.

               VII. WAIVERS AND SPECIAL AGREEMENTS: BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS REVOLVING NOTE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT BORROWER UNDERSTANDS THE RIGHTS BEING WAIVED AND THAT THE WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN TO BORROWER; THAT THE TERMS OF THE LOAN ARE FAVORABLE TO BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN ON SUCH TERMS WITHOUT SUCH WAIVERS. Borrower and any and all obligors, sureties, guarantors and endorsers of this Revolving Note and all other parties now or hereafter liable hereon jointly and severally, with respect to this Revolving Note and all other Credit Facility Documents (i) acknowledge that the transaction of which this Revolving Note is a part is part of a commercial transaction, (ii) waive any and all (from time to time) (a) rights to notice and hearing under any state or federal law with respect to any prejudgment remedy which the desire to use, from time to time, and (b) grace, diligence, demand, presentment for payment, protest, notice of any kind (including, notice to sureties, disclosure of facts which materially increase risks, notice of protest, acceptance, liability, suit, demand, or action, dishonor, payment or nonpayment, protest, intention to accelerate or acceleration, extension or renewal) except as otherwise expressly required in the Credit Facility Documents, surety defenses of any kind (including defenses relating to impairment of recourse, release or modification of underlying obligation, extension of time, impairment of collateral, nondisclosure), rights of appraisal of any security or collateral for any Obligation or guaranteed obligation and diligence in collecting and bringing suit against any party; and (iii) agree (a) to all extensions of any Obligation or guaranteed obligations (including rescheduling and recalculation of amortization), in whole or in part, from time to time, or any partial payments, with or without notice, before or after maturity, (b) to any one or more substitutions, exchanges or releases of any or all security, now or hereafter given for any Obligation, (c) to any and all releases, from time to time, of any and all parties primarily, secondarily or otherwise liable for any Obligation or guaranteed obligation, (d) that it is not (and at no time will be) necessary for Lender, or any other holder, transferee, obligee or beneficiary of any note or Obligation or guaranteed obligation (or any interest therein) (collectively, "OBLIGEE"), in order to enforce such note or Obligation, to first institute or exhaust such Person's remedies against any borrower or other Person or against any collateral or other security for such note or Obligation, and (e) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by Lender or any Obligee of any Obligation or guaranteed obligation of any rights or remedies (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of any such Person's right or remedies in any one or more instances shall not preclude full exercise in any other instance.

               VIII. AUTHORITY. Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Revolving Note and that the Loan constitutes a valid and binding obligation of Borrower.

               IX.. CALCULATIONS OF AMOUNTS DUE. All calculations of amounts due on any date, whether by acceleration or otherwise, will be made by Lender (or its agent or representative) and Borrower agrees that all such calculations will be conclusive and binding absent manifest error.

               X. MISCELLANEOUS. This Revolving Note is assignable by Lender as provided in the Credit Agreement. Without limiting the foregoing, Lender may assign, by bookkeeping entry on Lender's records or otherwise, all or part of, or any interest in, Lender's rights and benefits under this Revolving Note, including, without limitation, its right to payments of principal and interest hereunder, for the purpose of financing Lender's provision of credit pursuant to the Credit Agreement, provided no such assignment shall terminate or diminish Lender's obligations under the Credit Agreement. To the extent of such assignment, such assignee shall have the same rights and benefits against Borrower under this Revolving Note as it would have had if it were the initial Lender hereunder. This Revolving Note and the rights and Obligations under this Revolving Note are not assignable or delegatable, directly or indirectly, in whole or in part, by Borrower. This Revolving Note shall be binding upon Borrower, its successors and assigns. For all payments to be made and obligations to be performed under this Revolving Note, time is of the essence. Whenever possible this Revolving Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance. All rights and remedies provided in this Revolving Note, any Credit Facility Document or any law shall be available to Lender and shall be cumulative.

               XI. ENFORCEABILITY. Borrower acknowledges that this Revolving Note and Borrower's Obligations under this Revolving Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Revolving Note and the Obligations of Borrower under this Revolving Note or the obligations of any other person or party relating to this Revolving Note or the Obligations of Borrower hereunder or otherwise with respect to the Revolving Loans. This Revolving Note sets forth the entire agreement and understanding of Lender and Borrower, and Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Revolving Note or the Obligations of Borrower under this Revolving Note or the obligations of any other person or party relating to this Revolving Note or the Obligations of Borrower hereunder or otherwise with respect to the Revolving Loans, in any action or proceeding brought by Lender to collect the Revolving Loans, or any portion thereof or to enforce, foreclose and realize upon the liens and security interests of Lender in any Collateral therefor created by the Credit Facility Documents; provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding. Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Revolving Note or with respect to the Obligations of Borrower under this Revolving Note, except those specifically set forth in this Revolving Note.

               XII. AMENDMENTS. This Revolving Note may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by Borrower and Lender. No waiver of any term, covenant or provision of this Revolving Note shall be effective unless given in writing by Lender and, if so given by Lender, shall only be effective in the specific instance in which given.

               XIII. GOVERNING LAW. This Revolving Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York and no defense given or allowed by the laws of any state or country shall be interposed in any action or proceeding hereon unless such defense is either given or allowed by the laws of the State of New York. Borrower acknowledges and agrees that this Revolving Note is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, and Borrower has been fully advised by its counsel of Lender's rights and remedies pursuant to said Section 3213.

               XIV. VENUE AND JURISDICTION. Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Revolving Note. In furtherance of such agreement, Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Borrower by registered or certified mail to, or by personal service at, the last known address of Borrower, whether such address be within or without the jurisdiction of any such court. Borrower hereby agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the Obligations of Borrower under this Revolving Note, shall to the extent permitted by law, be in New York County.

        XV. INDEMNITY. Anything in this Revolving Note or any other Credit Facility Document to the contrary notwithstanding, Borrower shall indemnify and hold Lender harmless and defend Lender at Borrower's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of this Revolving Note, any other Credit Facility Document or the transaction contemplated hereby, including, but not limited to, all costs of appraisal or reappraisal of all or any portion of any collateral for the Revolving Loans, (ii) any amendment to, or restructuring of, the Revolving Loans, this Revolving Note or any other Credit Facility Document, and (iii) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Revolving Note or any other Credit Facility Document, whether or not suit is filed in connection with the same, or in connection with Borrower, any guarantor of the Revolving Loans and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, but excluding any such losses, claims, damages, liabilities, costs and expenses directly caused to be incurred by reason of the gross negligence or willful misconduct of the person otherwise to be indemnified and held harmless under this Section. All sums expended by Lender shall be payable on demand, and until reimbursed by Borrower pursuant hereto, shall be deemed additional principal evidenced hereby and shall bear interest at the default interest rate hereinabove set forth.

               XVI. WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER, BY ITS ACCEPTANCE OF THIS REVOLVING NOTE, IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH THE REVOLVING LOANS, THIS REVOLVING NOTE, ALL OTHER CREDIT FACILITY DOCUMENTS AND ANY OBLIGATIONS RELATED THERETO.

               IN WITNESS WHEREOF, Borrower has duly executed this Revolving Note the day and year first above written.

                                        CAPTEC NET LEASE REALTY, INC.

                                        By: _______________________
                                            Name: W. Ross Martin
                                            Title: Vice President

Attest: ___________________
Name:   Gary A. Bruder
Title:  Assistant Secretary

                           Corporate Acknowledgement
                           -------------------------

STATE OF MICHIGAN       )
                        :ss.:
COUNTY OF WASHTENAW     )

        On the 26th day of February, 1996, before me personally came W. Ross Martin, to me known, who, being by me duly sworn, did depose and say that he resides at Ann Arbor, Michigan; that he is Vice President of CAPTEC NET LEASE REALTY, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                                               Notary Public

                                  EXHIBIT D *
                                  -----------

                          (REVOLVING LOAN CONDITIONS)

          All of the following shall be delivered to Lender and shall be satisfactory in all respects to Lender in Lender's sole and absolute discretion:

          1. An as-built survey (the "Survey") of the Property satisfactory to Lender and its counsel, which survey shall be certified to the Title Companies. The Survey shall show dimensions and locations of any improvements, easements, rights of way, encroachments and the extent thereof, established building lines and street lines, the distance to, and names of the nearest intersecting streets and such other details as Lender may request. The surveyors shall provide a surveyors' certification in form and substance satisfactory in all respects to Lender, its counsel and the Title Companies.

          2. The Appraisal.

          3. The Lease Documents.

          4. Valid and effective policies of mortgage title insurance (the "Title Policies") insuring the lien of the Mortgage as a first lien subject only to the Permitted Title Exceptions, and with affirmative insurance on such matters as Lender or its counsel may require (it being agreed and understood that Borrower shall be obligated as a condition precedent to each Credit Event to deliver to Lender such continuations of title and endorsement to the Title Policies insuring the respective liens of the Mortgages as may be required by Lender, it being further agreed and understood that Lender shall not require any continuations of title if the Title Companies issue a "clean" revolving credit endorsement). The Title Policies shall be issued by a company or companies (the "Title Companies") designated by Lender and shall be in amounts specified by Lender, shall contain such terms and coverage as Lender and its counsel shall deem acceptable, and shall name Lender as the insured party. If required by Lender, Borrower shall cause to be delivered to Lender facultative reinsurance agreements with direct access in amounts and issued by companies satisfactory to Lender and otherwise in form and substance satisfactory in all respects to Lender and its counsel.

- -------------------
* All terms used in this Exhibit but not defined in this Exhibit have the meaning given to them in the Agreement.

                                       D-l

          5. Executed copies of all material agreements, instruments, documents, certificates or items of any nature whatsoever affecting or relating to the use or operation of the Property which shall be satisfactory in all respects to Lender and its counsel.

          6. All releases, terminations and such other documents as Lender may reasonably request to evidence and effectuate the termination by each and every other Person of all financing and guarantee arrangements, if any, with Borrower and the termination and release by each and every other Person of any interest in and to any of the Collateral except to the extent of the Permitted Title Exceptions or Permitted Encumbrances, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by any such Person or its predecessors, as secured party and Borrower or its predecessors, as debtor, and including all or any of the Collateral as collateral and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower or with respect to any of the Properties, in form acceptable for recording in the appropriate governmental office.

          7. Evidence of compliance with all zoning and land use requirements, ordinances, rules, regulations and restrictions affecting the Property.

          8. Permanent certificate of occupancy (or temporary certificate of occupancy provided that no material condition remains to be satisfied before issuance of a permanent certificate of occupancy) and all other licenses, permits and approvals required for the use and operation of the Property.

          9. All consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Credit Facility Documents.

          10. Property and liability insurance acceptable in all respects to Lender and in an amount equal to 100% of the replacement value of the Property, excluding land, foundations and footings, naming Lender as a "loss payee" or "additional insured", as appropriate, it being agreed and understood that the aggregate of all property insurance on all of the Properties shall be in an amount equal to or greater than the outstanding Indebtedness. Blanket insurance policies shall not be acceptable unless otherwise agreed to by Lender in its sole and absolute discretion. If the Property or any portion thereof, are located in a federally designated "special flood hazard area", a flood insurance policy shall be delivered to

     Lender. If any of the Properties are not located in a federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Lender from licensed surveyors, appraisers or professional engineers or other qualified persons, parties or entities.

          11. With respect to any ground lease financings, the ground lease shall contain terms which shall cause such ground lease to be "financable" as determined by Lender in its sole and absolute discretion such that all representations and warranties made by Borrower with respect to the Ground Lease are true, current and complete in all material respects, it being agreed and understood, however, that in all events shall the remaining term of the Ground Lease be for a period acceptable to Lender.

          12. Estoppel certificates from any and all tenants and ground lessors, as applicable, that state (i) that the respective Leases are currently in full force and effect, (ii) that no defaults exist under such Leases, (iii) the expiration dates of such Leases (iv) that all rent, however denominated, payable under the Leases, has been paid, (v) any renewal rights and/or cancellation rights of Lessees, (vi) any free rent period, or other tenant concessions and (vii) all landlord's construction or reimbursement obligations thereunder.

          13. Environmental reports and assessments with respect to each Property and such other information with respect to matters concerning compliance with Environmental Laws as Lender shall require.

          14. Opinion of local counsel to Borrower regarding the enforceability of the Mortgage, Assignment of Leases and Rents, Hazardous Material Indemnification and Subordination, Non-Disturbance and Attornment Agreement executed in connection with the Property, that the Mortgage create a valid lien on the Property and are legal, valid and binding and that the Mortgage, Assignment of Leases and Rents and Subordination, Non-Disturbance and Attornment Agreement are in recordable form.

          15. Opinion from in-house counsel of Borrower as to organizational matters regarding Borrower and due execution and delivery by Borrower of the Mortgage, Assignment of Leases and Rents, Hazardous Material Indemnification and Subordination, Non-Disturbance and Attornment Agreement.

          16. Report of independent inspecting engineer, satisfactory in all respects to Lender with request for the structural integrity and soundness of the building located on the Property, the roof and all building systems, if the same has been previously obtained by Borrower.

          17. Such other documents, instruments, certificates, opinions, assurances, consents, or approvals as Lender or its counsel may require.

                                  EXHIBIT E *
                                  -----------

                              (CLOSING DOCUMENTS)

     1.   Duly executed and acknowledged Mortgage.

     2.   Duly executed and acknowledged Assignment of Leases and Rents.

     3. Duly executed and acknowledged Hazardous Material Indemnification Agreement.

     4. Duly executed and acknowledged Subordination, Non-Disturbance and Attornment Agreement.

     5.   Certified copy of the Lease.

     6.   ***[Certified copy of the Ground Lease]***(1)

     7. ***[Certified copy of sublease under the Ground Lease (the "Sublease")]***(1)

     8.   Any Guaranty in respect to the Lease or Ground Lease.

     9.   ***[Certified copy of the Franchise Agreement]***(1)

     10. Estoppel Certificate from Lessee ***[ground lessor under the Ground Lease; sublessee under the Sublease]***(1) to Lender.

     11.  Phase I environmental audit.

     12.  ***[Phase II environmental audit and remediation plan.] ***{1)

     13. Evidence of compliance with zoning and other land use requirements, ordinances, rules, regulations and restrictions.

     14. Permanent or temporary certificate(s) of occupancy and all other licenses, permits and approvals required for the use and operation of the Property.

- -----------------------
* All terms used in this Exhibit but not defined in this Exhibit have the meaning given to them in the Agreement.

l    If applicable.

                                       E-l

     15. ***[Report of independent inspecting engineer with respect to the building.]***(1)

     16.  The Survey.

     17.  The Appraisal.

     18. Title Policy issued by Title Companies to Lender, together with copies of all exceptions to title and all required endorsements.

     19. Certificates of property and liability insurance showing Lender as "additional insured" or "loss payee" in connection with the Property.

     20. Evidence satisfactory to Lender that the Property is not located in a federally designated special flood hazard area (i.e., certificate in satisfactory form from a licensed surveyor, appraiser, professional engineer or other qualified person or party) OR IN THE ALTERNATIVE an acceptable flood insurance policy.

     21. Satisfaction and termination of existing liens and encumbrances, including UCC-3 Termination Statements, as applicable on the Property.

     22.  Opinion Letter of Borrower's in-house counsel to Lender.

     23.  Opinion of local counsel for Borrower to Lender.

     24. Material agreements, instruments, documents, certificates or other items relating to the Lease or the Property.

                                   EXHIBIT F

                            INFORMATION CERTIFICATE

                                       OF

                         CAPTEC NET LEASE REALTY, INC.

                                                       Dated:  February 22, 1996

CS First Boston Mortgage Capital Corp.
55 East 52nd St., 6th Floor
New York, NY 10055

In order to assist you in the continuing evaluation of the financing you are considering of Captec Net Lease Realty, Inc. (the "Corporation") and to expedite the preparation of any documentation which may be required and to induce you to provide such financing to the Corporation, we represent and warrant to you the following information about the Corporation, its organizational structure, the assets being purchased by the Corporation and other matters of interest to you:

1. The full and exact name of the Corporation as set forth in its Certificate of Incorporation is:

        Captec Net Lease Realty, Inc.

2. The Corporation uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: Do not include names which are product names only):

        Same as Section 1 above

        In the event any trade name appears on an invoice, a sample copy of such invoice is annexed.

3. The date of incorporation of the Corporation was October 18, 1994, under the laws of the State of Michigan, and the Corporation is in good standing under those laws.

4. The Corporation is duly qualified and authorized to transact business as a foreign corporation in the following states and is in good standing in such states:

        New York

5. Since the date of incorporation, the name of the Corporation has been changed as follows:

        Date    Prior Name
        ----    ----------
        No changes

6. Since the date of incorporation, the Corporation has made or entered into the following mergers or acquisitions:

        None

7.      The chief executive office of the Corporation is located at:

        24 Frank Lloyd Wright Dr.
        Lobby L, 4th Floor
        Ann Arbor, MI     Washtenaw County

8. The books and records of the Corporation pertaining to accounts, contract rights, inventory, etc. are located at (if other than the chief executive office referred to in Section 7 above):

        Same as Section 7 above.

9. The premises listed below are leased or sub-leased by the Corporation (state name and address of lessor and record owner if other than lessor), monthly lease payment and term of lease, including renewal options:

        Location    Monthly Lease Payment   Lease Term
        --------    ---------------------   ----------
        None

10. The places of business or other locations of any assets used by the Corporation during the last four (4) months other than those listed above are as follows:

        None, except for the Properties which are located throughout the United States.

11. The Federal Employer Identification Number of the Corporation is as follows:

        38-3206305

12. There is no provision in the Certificate of Incorporation or By-Laws of the Corporation or in the laws of the State of its organization requiring any vote or consent of stockholders to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of the Corporation or any subsidiary. Such power is vested exclusively in its board of directors and, as delegated thereby, its officers.

13. The Corporation is affiliated with, or has ownership in, the following entities (including subsidiaries):

                    Chief Executive    Jurisdiction of   Ownership Percentage
        Name        Office             Organization      or Relationship
        ----        ------             ------------      ---------------

        Captec      Same               Michigan          15% of the voting stock
        Financial                                        (common stock) of the
        Group, Inc.                                      Corporation is owned
                                                         by this affiliate

14. The officers and directors of the Corporation and their respective titles are as follows:

        Title                                          Name
        -----                                          ----

        President and Director                         Patrick L. Beach
        Vice President, Treasurer and Director         W. Ross Martin
        Secretary and Director                         George R. Beach
        Assistant Secretary                            Gary A. Bruder
        Director                                       Taleb A. Ali
        Director                                       Abbas Al-Qattan

        The following will have signatory powers as to all of your transactions with the Corporation:

        Patrick L. Beach, W. Ross Martin, George R. Beach, Gary A. Bruder

15. With respect to the officers noted above, such officers are affiliated with or have ownership in the following entities (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

        See attached Exhibit A

16. The names of the stockholders of the Corporation and their share holdings are as follows:

        Name                       No. of Shares   Ownership Percentage
        ----                       -------------   --------------------

        See attached Exhibit B

17. Neither the Corporation nor any of its affiliates, officers, directors or stockholders has ever been involved in a bankruptcy or reorganization except:
(explain)

None

18. There are no judgments and there is no litigation, arbitration or mediation procedure or investigation pending or threatened by or against the Corporation, any of its properties, assets, subsidiaries and/or affiliates or any of its officers, directors or stockholders, except as follows:

        None

19. At the present time, there are no delinquent taxes owing by the Corporation (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

        None

20. The Corporation's assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

        Lienholder                 Assets             Amount of Debt Secured
        ----------                 ------             ----------------------

        Heller Financial, Inc.     Lease #5656 and    $1,587,623 as of 12/31/95
                                   related property
                                   and collateral

21. The Corporation has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

        Debtor                     Creditor          Amount of Obligation
        ------                     --------          --------------------

        None

22. The Corporation does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

        None

- ----------------
l. The term "affiliate" means a person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation.

23.     The Corporation's fiscal year ends:

        December 31

24.     With regard to any pension or profit sharing plan:      N/A

        (a)  A determination as to qualification has been issued.
        (b) Funding is on a current basis and in compliance with established requirements.

25.     Certified Public Accountants for the Corporation is the firm of:

        Coopers & Lybrand
        400 Renaissance Center
        Detroit, MI 48243-1507
        Gary Stein - Partner Handling Relationship
        There was an uncertified statement for fiscal year 1994.

26. The following documents are attached hereto and incorporated herein in their entirety: (i) Exhibit C - Statements of Personal Information with respect to certain of the officers of the Corporation.

27. Prompt written notice will be given you of any change or amendment with respect to any of the foregoing. Until such notice is received by you, you shall be entitled to rely upon the foregoing in all respects.

                                             Very truly yours,


[SEAL]                                       CAPTEC NET LEASE
                                             REALTY, INC.


                                             By: /s/ W. Ross Martin
                                                 -----------------------
                                                 Name: W. Ross Martin
                                                 Title: Vice President

                                   EXHIBIT A
                                       TO
            INFORMATION CERTIFICATE OF CAPTEC NET LEASE REALTY, INC.

1.   Captec Financial Group, Inc.       commercial finance business
     24 Frank Lloyd Wright Dr.
     Lobby L, 4th Floor
     Ann Arbor, Michigan 48106-0544

          Patrick L. Beach    61.32% of voting stock (12,150 common shs) *
          W. Ross Martin      7.70% of voting stock (1,525 common shs) **
          George R. Beach     18.32% of voting stock (3,630 common shs) ***


     * - Patrick L. Beach also holds options for the issuance of 2,250 additional shares.
     ** - W. Ross Martin also holds options for the issuance of 2,025 additional shares.
     *** - George R. Beach also holds options for the issuance of 100 additional shares.

2. Captec Net Lease Realty Advisors, Inc. commercial fmance business 24 Frank Lloyd Wright Dr.
     Lobby L, 4th Floor
     Ann Arbor, Michigan 48106-0544

          Patrick L. Beach    58% of voting stock (31,320 common shs)
          W. Ross Martin      25% of voting stock (13,500 common shs)
          Gary A. Bruder      2% of voting stock (1,080 common shs)

3.   Captec Acceptance Leasing Corporation   commercial finance business
     24 Frank Lloyd Wright Dr.
     Lobby L, 4th Floor
     Ann Arbor, Michigan 48106-0544

          Patrick L. Beach    67.8% of voting stock (5,100 common shs)
          W. Ross Martin      13.0% of voting stock (978 common shs)
          George R. Beach     19.2% of voting stock (1,444 common shs)

4.   Captec Merchant Capital Corporation     merchant banking business
     24 Frank Lloyd Wright Dr.
     Lobby L, 4th Floor
     Ann Arbor, Michigan 48106-0544

          Patrick L. Beach    20% of voting stock (10,000 common shs)
          W. Ross Martin      10% of voting stock (5,000 common shs)

                                   EXHIBIT B
                                       TO
            INFORMATION CERTIFICATE OF CAPTEC NET LEASE REALTY, INC.

1.   Common Shares (Voting Stock):

     Patrick L. Beach              24.0% of voting stock (240 common shs)
     W. Ross Martin                14.0% of voting stock (140 common shs)
     George R. Beach                2.0% of voting stock (20 common shs)
     Michigan Corp.                45.0% of voting stock (450 common shs)
     Captec Financial Group, Inc.  15.0% of voting stock (150 common shs)

2.   Redeemable Preferred Stock (Non-Voting Stock):

     The Public Institution for Social Security holds 50,000 Redeemable Preferred Shares, which shares represent 100% of the issued and outstanding shares of this class of stock.

                                    EXHIBIT C
                                       TO
            INFORMATION CERTIFICATE OF CAPTEC NET LEASE REALTY, INC.




                       STATEMENTS OF PERSONAL INFORMATION
                                WITH RESPECT TO
                              CERTAIN OFFICERS OF
                         CAPTEC NET LEASE REALTY, INC.

                      I. STATEMENT OF PERSONAL INFORMATION
                         ---------------------------------

1.      Identification
        --------------

          * (a) State your name, address (residence and business) and social security number.

        Patrick L. Beach        Captec Financial Group, Inc.
        440 High Orchard Dr.    24 Frank Lloyd Wright Dr.
        Ann Arbor, MI 48105     Lobby L, 4th Floor
                                Ann Arbor, MI 48106
        ###-##-####

            (b) State your date of birth.

            April 26, 1956

            (c) Have you been elected as a director and/or executive officer pursuant to any arrangement or understanding between you and any other person?

                No X       Yes
                  ---         ---

If yes, please name the person and describe the arrangement or understanding. Describe any arrangement which may result in a change in your status as an executive officer or director.

Captec Financial Group, Inc. - Director and Executive Officer
Captec Net Lease Realty, Inc. - Director and Executive Officer
Captec Net Lease Realty Advisors, Inc. - Director and Executive Officer Captec Receivables Financing Corporation I - Director and Executive Officer Captec Financial Group Funding Corporation - Director and Executive Officer Captec Franchise Capital Corporation II - Director and Executive Officer Captec Franchise Capital Corporation III - Director and Executive Officer Captec Acceptance Leasing Corporation - Director and Executive Officer

2.      Business Experience
        -------------------

                State your principal occupation or employment, the name of the company or other organization, if any, in which your occupation or employment is carried on, and the principal business of that corporation or other organization. In addition, please list all positions and offices held by you with the company, and all of your principal occupations and employments with any other corporation or organization during the past FIFTEEN years beginning with all of your present positions and offices. Include the name and principal business of any other corporation or organization in which your prior occupations and employment were carried on. If you are a director or appointee to the Board of Directors of the Company, please specify the term of your position.

Dates of Employment
or Terms of Office       Name and Address    Principal Nature    Position
Mo./Yr. to Mo./Yr.         of Business         of Business         Held
- ------------------       ----------------    ----------------    --------
                         Captec Financial
  2/81 to Present        Group, Inc.         Finance             Chairman & CEO
- ------------------       ----------------    ----------------    --------------
                         Wendy's of
  8/86 to 1/90 (?)       San Diego           Restaurants         Chairman
- ------------------       ----------------    ----------------    --------------
 12/89 to 7/91           Illiana Printing    Printing Franchise  Chairman
- ------------------       ----------------    ----------------    --------------

- ------------------       ----------------    ----------------    --------------

3.      Other Directorships
        -------------------

        (a)     Are you a director of any company?

                No X      Yes
                  ---        ---
If yes, please describe.

4.      Legal Proceedings
        -----------------

        (a) Are you or have you been in [or is any associate (see Note E attached herto) of yours or has any associate of yours been] at any time in the last FIFTEEN years a defendant in a legal proceeding?

                No        Yes X
                  ---        ---

If yes, please list the name of the court or agency in which the proceeding is pending or was adjudicated, the date instituted, the principal parties, a description of the factual basis alleged to underlie the proceeding, the relief sought and the disposition, if any.

     Comerica V. Beach V. Comerica
     Goldrath, et al v. Beach

        (b) During the past FIFTEEN years, have you been convicted in any criminal proceeding or been the named subject of a pending criminal proceeding?

                No X      Yes
                  ---        ---

        If yes, state the court in which you were tried, the offense for which you were convicted, and the date of conviction or, as the case may be, state the court, cause of action, status of the case and the date that the complaint was filed.

        (c) During the past FIFTEEN years, has a petition under United States federal bankruptcy laws or any state insolvency law been filed by or against you or any business or property of yours, any partnership of which you were a general partner at or within two years before the time of the appointment or filing, or any corporation or business association of which you were an executive officer at or within two years before the time of the appointment or filing?

                No X      Yes
                  ---        ---

If yes, state the nature of the petition or appointment, the date it was issued, the name and address of the person or entity against whom the petition was filed and the position you held and your length of service with the entity.

Language indicated as being shown by strikeout in the typset document is enclosed in bracket "[" and "]" in the electronic format.

        (d) During the past FIFTEEN years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal, state or local authority, permanently or temporarily enjoining you from, or otherwise limiting your participation in any type of business activity or practice

               No

If yes, state the court, federal, state or local authority, the nature of the order, judgment or decree, the date thereof and, if appropriate, the activities covered thereby and the name(s) of the person(s) engaged in the activity.

        (f) During the past FIFTEEN years, have you been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in the civil action or finding by the SEC has not been subsequently reversed, suspended or vacated?

                No X      Yes
                  ---        ---

If yes, state the civil action or finding by the SEC, the date thereof and the judgment rendered.

        THE FOREGOING RESPONSES ARE TRUE AND ACCURATE TO THE BEST OF MY INFORMATION AND BELIEF, AND I WILL NOTIFY THE FIRST BOSTON CORPORATION AND ITS COUNSEL PROMPTLY OF ANY CHANGES IN THE FOREGOING RESPONSES.

                                    Patrick L. Beach
                                    ----------------------------------
                                           (Print Name)

                                    /s/ Patrick L. Beach
                                    ----------------------------------
                                            (Signature)

                                    Address:  440 High Orchard Dr.
                                    ----------------------------------
                                              Ann Arbor, MI 48105
                                    ----------------------------------

                                    ----------------------------------

Dated:    2/20  , 1996
      ----------

                                                                       Exhibit A

                             NOTES TO QUESTIONNAIRE

A. If, while responding to the questionnaire, you feel that additional information may be required to clarify an answer, please include all facts you may consider relevant. If insufficient space is provided, you may attach additional pages, as necessary.

B. "Beneficial Ownership" is interpreted in its broadest sense. You should consider yourself to be the beneficial owner of securities held beneficially by your spouse or minor children or any other relative who shares the same home as you or securities held in the name of another person if by reason of any contract, understanding, relationship, agreement or other arrangement you obtain therefrom benefits substantially equivalent to those of ownership.

     You should consider yourself to "beneficially own" a security if you, directly or indirectly, have or share voting power (i.e., the power to vote or to direct the voting) or investment power (i.e., the power to dispose or to direct disposition) of the security, whether through any contract, arrangement, understanding, relationship, or otherwise and if you have the right to acquire beneficial ownership at any time within 60 days through the exercise of any option or right, or pursuant to the power to revoke, or on termination of, a trust, discretionary account or similar arrangement.

     Please note that for this purpose, the same security may be "beneficially owned" by more than one person. For example, several co-trustees may share the power to vote or dispose of shares. In any applicable question, please furnish sufficient details to cross-reference any over-lapping beneficial ownership by you and another director or officer.

     Also, where applicable, if you do not have sole voting and investment power over all shares beneficially owned by you, indicate the shares over which you have shared voting power and/or shared investment power.

C. Include any beneficial interest in securities through partnerships, joint accounts, trusts, or controlled corporations and any securities held in the name of any person if the power to re-vest title to the securities in yourself exists now or in the future.

     Include all securities entirely owned, including shares held by brokers or banks in custodian accounts or by other nominees.

D. For purposes of this questionnaire, your "immediate family" shall include your spouse, parents, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

E. The term "associates" means (i) any member of your immediate family, (ii) any corporation or organization (other than the Company) of which you or any member of your immediate family is an executive officer or partner or is, directly or indirectly, the beneficial owner of 1O% or more of any class of equity securities and any trust or other estate in which you or any member of your immediate family has a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

F. (i) The terms "affiliate" or "affiliated with" mean a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     (ii) The term "parent" means an affiliate controlling that person directly or indirectly through one or more intermediaries.

                      I. STATEMENT OF PERSONAL INFORMATION
                         ---------------------------------

1.      Identification
        --------------


        * (a) State your name, address (residence and business) and social security number.
        W. Ross Martin             Captec Financial Group, Inc.
        6399 Huron Creek Ct.       24 Frank Lloyd Wright Dr.
        Dexter, MI 48130           Lobby L, 4th Floor
                                   Ann Arbor, MI 48106

        ###-##-####

        (b)     State your date of birth.

                    September 8, 1960

        (c) Have you been elected as a director and/or executive officer pursuant to any arrangement or understanding between you and any other person?

                 No  X       Yes
                    ---         ---
If yes, please name the person and describe the arrangement or understanding. Describe any arrangement which may result in a change in your status as an executive officer or director.

Captec Financial Group, Inc. - Director and Executive Officer
Captec Net Lease Realty, Inc. - Director and Executive Officer
Captec Net Lease Realty Advisors, Inc. - Director and Executive Officer Captec Receivables Financing Corporation I - Director and Executive Officer Captec Financial Group Funding Corporation - Director and Executive Officer Captec Franchise Capital Corporation II - Director and Executive Officer Captec Franchise Capital Corporation III - Director and Executive Officer Captec Acceptance Leasing Corporation - Director and Executive Officer

2.      Business Experience
        -------------------

                State your principal occupation or employment, the name of the company or other organization, if any, in which your occupation or employment is carried on, and the principal business of that corporation or other organization. In addition, please list all positions and offices held by you with the Company, and all of your principal occupations and employments with any other corporation or organization during the past FIFTEEN years beginning with all of your present positions and offices. Include the name and principal business of any other corporation or organization in which your prior occupations and employment were carried on. If you are a director or appointee to the Board of Directors of the Company, please specify the term of your position.



Dates of Employment
or Terms of Office   Name and Address       Principal Nature        Position
Mo./Yr. to Mo./Yr.     of Business             of Business             Held
- ------------------   -------------------    ------------------   --------------
                     Captec Financial                            Director, Vice
10/85 to Present     Group, Inc.            Commercial Finance   President and CFO
- ------------------   -------------------    ------------------   --------------
                     Deloitte Haskins
                     & Sells
 5/82 - 10/85        Detroit, MI            Accountants          Senior Consultant
- ------------------   -------------------    ------------------   --------------

- ------------------   -------------------    ------------------   --------------

3.      Other Directorships
       -------------------

        (a)     Are you a director of any company?

                [ ] No      [X] Yes

If yes, please describe.

                As disclosed in item 1 above.

4.      Legal Proceedings
        -----------------

        (a) Are you or have you been in [or is any associate (see Note E attached hereto) of yours or has any associate of yours been] at any time in the last FIFTEEN years a defendant in a legal proceeding?

                [X] No      [] Yes

If yes, please list the name of the court or agency in which the proceeding is pending or was adjudicated, the date instituted, the principal parties, a description of the factual basis alleged to underlie the proceeding, the relief sought and the disposition, if any.

        (b) During the past FIFTEEN years, have you been convicted in any criminal proceeding or been the named subject of a pending criminal proceeding?

                [X] No      [X] Yes

If yes, state the court in which you were tried, the offense for which you were convicted, and the date of conviction or, as the case may be, state the court, cause of action, status of the case and the date that the complaint was filed.

        (c) During the past FIFTEEN years, has a petition under United States federal bankruptcy laws or any state insolvency law been filed by or against you or any business or property of yours, any partnership of which you were a general partner at or within two years before the time of the appointment or filing, or any corporation or business association of which you were an executive officer at or within two years before the time of the appointment or filing?

                [X] No      [ ] Yes

If yes, state the nature of the petition or appointment, the date it was issued, the name and address of the person or entity against whom the petition was filed and the position you held and your length of service with the entity.

Language indicated as being shown by strikeout in the typset document is enclosed in bracket "[" and "]" in the electronic format.

        (d) During the past FIFTEEN years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal, state or local authority, permanently or temporarily enjoining you from, or otherwise limiting your participation in any type of business activity or practice?

          No

If yes, state the court, federal, state or local authority, the nature of the order, judgment or decree, the date thereof and, if appropriate, the activities covered thereby and the name(s) of the person(s) engaged in the activity.

        (f) During the past FIFTEEN years, have you been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in the civil action or finding by the SEC has not been subsequently reversed, suspended or vacated?

                [X] No      [ ] Yes

If yes, state the civil action or finding by the SEC, the date thereof and the judgment rendered.

        THE FOREGOING RESPONSES ARE TRUE AND ACCURATE TO THE BEST OF MY INFORMATION AND BELIEF, AND I WILL NOTIFY THE FIRST BOSTON CORPORATION AND ITS COUNSEL PROMPTLY OF ANY CHANGES IN THE FOREGOING RESPONSES.

                                          W. Ross Martin
                                        ----------------------------------
                                                   (Print Name)


                                        /s/ W. Ross Martin
                                        ----------------------------------
                                                   (Signature)

                                        Address:   6399 Huron Creek Ct.
                                                --------------------------
                                                   Dexter, MI 48106
                                        ----------------------------------

                                        ----------------------------------

Dated:   2/20    , 1996
      ----------

                                                                       Exhibit A
                                                                       ---------

                             NOTES TO QUESTIONNAIRE

A. If, while responding to the questionnaire, you feel that additional information may be required to clarify an answer, please include all facts you may consider relevant. If insufficient space is provided, you may attach additional pages, as necessary.

B. "Beneficial Ownership" is interpreted in its broadest sense. You should consider yourself to be the beneficial owner of securities held beneficially by your spouse or minor children or any other relative who shares the same home as you or securities held in the name of another person if by reason of any contract, understanding, relationship, agreement or other arrangement you obtain therefrom benefits substantially equivalent to those of ownership.

     You should consider yourself to "beneficially own" a security if you, directly or indirectly, have or share voting power (i.e., the power to vote or to direct the voting) or investment power (i.e., the power to dispose or to direct disposition) of the security, whether through any contract, arrangement, understanding, relationship, or otherwise and if you have the right to acquire beneficial ownership at any time within 60 days through the exercise of any option or right, or pursuant to the power to revoke, or on termination of, a trust, discretionary account or similar arrangement.

     Please note that for this purpose, the same security may be "beneficially owned" by more than one person. For example, several co-trustees may share the power to vote or dispose of shares. In any applicable question, please furnish sufficient details to cross-reference any over-lapping beneficial ownership by you and another director or officer.

     Also, where applicable, if you do not have sole voting and investment power over all shares beneficially owned by you, indicate the shares over which you have shared voting power and/or shared investment power.

C. Include any beneficial interest in securities through partnerships, joint accounts, trusts, or controlled corporations and any securities held in the name of any person if the power to re-vest title to the securities in yourself exists now or in the future.

     Include all securities entirely owned, including shares held by brokers or banks in custodian accounts or by other nominees.

D. For purposes of this questionnaire, your "immediate family" shall include your spouse, parents, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

E. The term "associates" means (i) any member of your immediate family, (ii) any corporation or organization (other than the Company) of which you or any member of your immediate family is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities and any trust or other estate in which you or any member of your immediate family has a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

F. (i) The terms "affiliate" or "affiliated with" mean a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     (ii) The term "parent" means an affiliate controlling that person directly or indirectly through one or more intermediaries.

                      I. STATEMENT OF PERSONAL INFORMATION
                      ------------------------------------

1.      Identification
        --------------

        * (a) State your name, address (residence and business) and social security number.

        Hamilton Reid Sherard           Captec Financial Group, Inc.
        870 Arlington Blvd.             24 Frank Lloyd Wright Dr.
        Ann Arbor, MI 48104-2730        Lobby L, 4th Floor
                                        Ann Arbor, MI 48106
        ###-##-####

                (b)  State your date of birth.

                3/26/48

                (c) Have you been elected as a director and/or executive officer pursuant to any arrangement or understanding between you and any other person?

                    [X] No  [ ] Yes

If yes, please name the person and describe the arrangement or understanding. Describe any arrangement which may result in a change in your status as an executive officer or director.

2.      Business Experience
        -------------------

                State your principal occupation or employment, the name of the company or other organization, if any, in which your occupation or employment is carried on, and the principal business of that corporation or other organization. In addition, please list all positions and offices held by you with the Company, and all of your principal occupations and employments with any other corporation or organization during the past FIFTEEN years beginning with all of your present positions and offices. Include the name and principal business of any other corporation or organization in which your prior occupations and employment were carried on. If you are a director or appointee to the Board of Directors of the Company, please specify the term of your position.

Dates of Employment
or Terms of Office        Name and Address       Principal Nature         Position
Mo./Yr. to Mo./Yr.           of Business           of Business               Held
- ------------------    -----------------------    ----------------    --------------------

                      Captec Financial Group,                        Senior Vice President,
 7/94 to Present      Inc.                       Finance             Sales
- ------------------    -----------------------    ----------------    --------------------
  1/86 to 6/94        FFCA (1)                   Finance             Vice President,
                                                                     Acquisitions
- ------------------    -----------------------    ----------------    --------------------
  6/82 to 12/85       National Bank of Georgia(2)National Bank       Vice President,
                                                                     Regional Manager
- ------------------    -----------------------    ----------------    --------------------
                      South Carolina                                 Vice President,
   1974 to 5/82       National Bank (3)          National Bank       Business Development
- ------------------    -----------------------    ----------------    --------------------

     (1) 17207 N. Perimeter Dr., Scottsdale, AZ 85254

     (2) Atlanta, GA

     (3) Greenville, SC


3. Other Directorships
   -------------------

          (a) Are you a director of any company?

                    [ ] No  [X] Yes

If yes, please describe.

                Director - Captec Financial Group, Inc.

4. Legal Proceedings
   -----------------

        (a) Are you or have you been in [or is any associate (see Note E attached herto) of yours or has any associate of yours been] at any time in the last FIFTEEN years a defendant in a legal proceeding?

                    [X] No  [ ] Yes

If yes, please list the name of the court or agency in which the proceeding is pending or was adjudicated, the date instituted, the principal parties, a description of the factual basis alleged to underlie the proceeding, the relief sought and the disposition, if any.

          (b) During the past FIFTEEN years, have you been convicted in any criminal proceeding or been the named subject of a pending criminal proceeding?

                    [X] No  [ ] Yes

If yes, state the court in which you were tried, the offense for which you were convicted, and the date of conviction or, as the case may be, state the court, cause of action, status of the case and the date that the complaint was filed.

        (c) During the past FIFTEEN years, has a petition under United States federal bankruptcy laws or any state insolvency law been filed by or against you or any business or property of yours, any partnership of which you were a general partner at or within two years before the time of the appointment or filing, or any corporation or business association of which you were an executive officer at or within two years before the time of the appointment or filing?

                    [X] No  [ ] Yes

If yes, state the nature of the petition or appointment, the date it was issued, the name and address of the person or entity against whom the petition was filed and the position you held and your length of service with the entity.

Language indicated as being shown by strikeout in the typset document is enclosed in bracket "[" and "]" in the electronic format.

         (d) During the past FIFTEEN years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal, state or local authority, permanently or temporarily enjoining you from, or otherwise limiting your participation in any type of business activity or practice

         No

If yes, state the court, federal, state or local authority, the nature of the order, judgment or decree, the date thereof and, if appropriate, the activities covered thereby and the name(s) of the person(s) engaged in the activity.

         (f) During the past FIFTEEN years, have you been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in the civil action or finding by the SEC has not been subsequently reversed, suspended or vacated?

       [X]      No      [ ]   Yes

If yes, state the civil action or finding by the SEC, the date thereof and the judgment rendered.

         THE FOREGOING RESPONSES ARE TRUE AND ACCURATE TO THE BEST OF MY INFORMATION AND BELIEF, AND I WILL NOTIFY THE FIRST BOSTON CORPORATION AND ITS COUNSEL PROMPTLY OF ANY CHANGES IN THE FOREGOING RESPONSES.

                                          Hamilton Reid Sherard

                                   --------------------------------------------
                                              (Print Name)

                                   --------------------------------------------
                                              (Signature)

                                   Address: Captec Financial Group, Inc.

                                   --------------------------------------------
                                   24 Frank Lloyd Wright Dr., Lobby L, 4th Floor

                                   --------------------------------------------
                                   Ann Arbor, MI 48106

                                   --------------------------------------------
Dated:    2/20    , 1996

      ------------

                                                                       Exhibit A

                                                                       ---------


                             NOTES TO QUESTIONNAIRE

A. If, while responding to the questionnaire, you feel that additional information may be required to clarify an answer, please include all facts you may consider relevant. If insufficient space is provided, you may attach additional pages, as necessary.

B. "Beneficial Ownership" is interpreted in its broadest sense. You should consider yourself to be the beneficial owner of securities held beneficially by your spouse or minor children or any other relative who shares the same home as you or securities held in the name of another person if by reason of any contract, understanding, relationship, agreement or other arrangement you obtain therefrom benefits substantially equivalent to those of ownership.

       You should consider yourself to "beneficially own" a security if you, directly or indirectly, have or share voting power (i.e., the power to vote or to direct the voting) or investment power (i.e., the power to dispose or to direct disposition) of the security, whether through any contract, arrangement, understanding, relationship, or otherwise and if you have the right to acquire beneficial ownership at any time within 60 days through the exercise of any option or right, or pursuant to the power to revoke, or on termination of, a trust, discretionary account or similar arrangement.

       Please note that for this purpose, the same security may be "beneficially owned" by more than one person. For example, several co-trustees may share the power to vote or dispose of shares. In any applicable question, please furnish sufficient details to cross-reference any over-lapping beneficial ownership by you and another director or officer.

       Also, where applicable, if you do not have sole voting and investment power over all shares beneficially owned by you, indicate the shares over which you have shared voting power and/or shared investment power.

C. Include any beneficial interest in securities through partnerships, joint accounts, trusts, or controlled corporations and any securities held in the name of any person if the power to re-vest title to the securities in yourself exists now or in the future.

       Include all securities entirely owned, including shares held by brokers or banks in custodian accounts or by other nominees.

D. For purposes of this questionnaire, your "immediate family" shall include your spouse, parents, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

E. The term "associates" means (i) any member of your immediate family, (ii) any corporation or organization (other than the Company) of which you or any member of your immediate family is an executive officer or partner or is, directly or indirectly, the beneficial owner of l0% or more of any class of equity securities and any trust or other estate in which you or any member of your immediate family has a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

F. (i) The terms "affiliate" or "affiliated with" mean a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

       (ii) The term "parent" means an affiliate controlling that person directly or indirectly through one or more intermediaries.

                      I. STATEMENT OF PERSONAL INFORMATION

                         ---------------------------------


1.     Identification

       --------------

         * (a) State your name, address (residence and business) and social security number.

        Gary A. Bruder                       Captec Financial Group, Inc.
        3945 Loch Alpine Dr. East            24 Frank Lloyd Wright Dr.
        Ann Arbor, MI 48103                  Lobby L, 4th Floor

                                             Ann Arbor, MI 48106

        ###-##-####

           (b) State your date of birth.

        3/3/54

           (c) Have you been elected as a director and/or executive officer pursuant to any arrangement or understanding between you and any other person?

                             [X]  No      [ ]  Yes

If yes, please name the person and describe the arrangement or understanding. Describe any arrangement which may result in a change in your status as an executive officer or director.

2.     Business Experience

       -------------------

          State your principal occupation or employment, the name of the company or other organization, if any, in which your occupation or employment is carried on, and the principal business of that corporation or other organization. In addition, please list all positions and offices held by you with the Company, and all of your principal occupations and employments with any other corporation or organization during the past FIFTEEN years beginning with all of your present positions and offices. Include the name and principal business of any other corporation or organization in which your prior occupations and employment were carried on. If you are a director or appointee to the Board of Directors of the Company, please specify the term of your position.


Dates of Employment
or Terms of Office      Name and Address           Principal Nature        Position
Mo./Yr. to Mo./Yr.           of Business             of Business             Held

- -------------------     ---------------------      ------------------     ---------------

                        Captec Financial Group, Inc.                      Senior Vice

5/95 to Present         (See above)                Financial Services     President

- -------------------     ---------------------      ------------------     ---------------
                        Miller, Canfield,                                 Senior

6/80 to 4/95            Paddock, and Stone *       Law Firm               Principal
- -------------------     ---------------------      ------------------     ---------------

- -------------------     ---------------------      ------------------     ---------------

- -------------------     ---------------------      ------------------     ---------------


* 101 N. Main St., 7th Floor, Ann Arbor, MI 48104

3.    Other Directorships

      -------------------

          (a)     Are you a director of any company?

                            [ ]  No         [X]  Yes

If yes, please describe.

     Captec Financial Group, Inc.
     Food Gatherers (Non-Profit Organization)

4.      Legal Proceedings

      -------------------

        (a) Are you or have you been in [or is any associate (see Note E attached hereto) of yours or has any associate of yours been] at any time in the last FIFTEEN years a defendant in a legal proceeding?

                            [X]  No         [ ]  Yes

If yes, please list the name of the court or agency in which the proceeding is pending or was adjudicated, the date instituted, the principal parties, a description of the factual basis alleged to underlie the proceeding, the relief sought and the disposition, if any.

          (b) During the past FIFTEEN years, have you been convicted in any criminal proceeding or been the named subject of a pending criminal proceeding?

                            [X]  No         [ ]  Yes

          If yes, state the court in which you were tried, the offense for which you were convicted, and the date of conviction or, as the case may be, state the court, cause of action, status of the case and the date that the complaint was filed.

          (c) During the past FIFTEEN years, has a petition under United States federal bankruptcy laws or any state insolvency law been filed by or against you or any business or property of yours, any partnership of which you were a general partner at or within two years before the time of the appointment or filing, or any corporation or business association of which you were an executive officer at or within two years before the time of the appointment or filing?

                            [X]  No         [ ]  Yes

If yes, state the nature of the petition or appointment, the date it was issued, the name and address of the person or entity against whom the petition was filed and the position you held and your length of service with the entity.

Language indicated as being shown by strikeout in the typset document is enclosed in brackets "[" and "]" in the electronic format.
                                      -3-

          (d) During the past FIFTEEN years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal, state or local authority, permanently or temporarily enjoining you from, or otherwise limiting your participation in any type of business activity or practice

        No

If yes, state the court, federal, state or local authority, the nature of the order, judgment or decree, the date thereof and, if appropriate, the activities covered thereby and the name(s) of the person(s) engaged in the activity.

          (f) During the past FIFTEEN years, have you been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in the civil action or finding by the SEC has not been subsequently reversed, suspended or vacated?

                            [X]  No         [ ]  Yes

If yes, state the civil action or finding by the SEC, the date thereof and the judgment rendered.

          THE FOREGOING RESPONSES ARE TRUE AND ACCURATE TO THE BEST OF MY INFORMATION AND BELIEF, AND I WILL NOTIFY THE FIRST BOSTON CORPORATION AND ITS COUNSEL PROMPTLY OF ANY CHANGES IN THE FOREGOING RESPONSES.

                                  Gary A. Bruder

                                  ---------------------------------------------
                                            (Print Name)

                               /s/ Gary A. Bruder

                                  ---------------------------------------------
                                            (Signature)

                                  Address:      3945 Loch Alpine Drive East

                                  ---------------------------------------------
                                                Ann Arbor, MI 48103

                                  ---------------------------------------------

                                  ---------------------------------------------


Dated:        2/20       , 1996

      -------------------

                                                                       Exhibit A

                             NOTES TO QUESTIONNAIRE

A. If, while responding to the questionnaire, you feel that additional information may be required to clarify an answer, please include all facts you may consider relevant. If insufficient space is provided, you may attach additional pages, as necessary.

B. "Beneficial Ownership" is interpreted in its broadest sense. You should consider yourself to be the beneficial owner of securities held beneficially by your spouse or minor children or any other relative who shares the same home as you or securities held in the name of another person if by reason of any contract, understanding, relationship, agreement or other arrangement you obtain therefrom benefits substantially equivalent to those of ownership.

          You should consider yourself to "beneficially own" a security if you, directly or indirectly, have or share voting power (i.e., the power to vote or to direct the voting) or investment power (i.e., the power to dispose or to direct disposition) of the security, whether through any contract, arrangement, understanding, relationship, or otherwise and if you have the right to acquire beneficial ownership at any time within 60 days through the exercise of any option or right, or pursuant to the power to revoke, or on termination of, a trust, discretionary account or similar arrangement.

          Please note that for this purpose, the same security may be "beneficially owned" by more than one person. For example, several co-trustees may share the power to vote or dispose of shares. In any applicable question, please furnish sufficient details to cross-reference any over-lapping beneficial ownership by you and another director or officer.

          Also, where applicable, if you do not have sole voting and investment power over all shares beneficially owned by you, indicate the shares over which you have shared voting power and/or shared investment power.

C. Include any beneficial interest in securities through partnerships, joint accounts, trusts, or controlled corporations and any securities held in the name of any person if the power to re-vest title to the securities in yourself exists now or in the future.

          Include all securities entirely owned, including shares held by brokers or banks in custodian accounts or by other nominees.

D. For purposes of this questionnaire, your "immediate family" shall include your spouse, parents, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

E.        The term "associates" means (i) any member of your immediate family,
          (ii) any corporation or organization (other than the Company) of which you or any member of your immediate family is an executive officer or partner or is, directly or indirectly, the beneficial owner of l0% or more of any class of equity securities and any trust or other estate in which you or any member of your immediate family has a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

F. (i) The terms "affiliate" or "affiliated with" mean a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

          (ii) The term "parent" means an affiliate controlling that person directly or indirectly through one or more intermediaries.

                                              EXPEDITED SERVICE REQUESTED                                     Form UCC-11
FOR STATE OFFICE INFORMATION
                                                                                 EXHIBIT G
                                                                                 ---------
SUBMIT THIS FORM IN DUPLICATE AND MAIL TO:         STATE OF MICHIGAN
- ------------------------------------------
Uniform Commercial Code
Michigan Department of State                                                                 State
Lansing, Michigan 48918                       INFORMATION OR COPY REQUEST                   Billing
                                                                                          Account No.       NA
                                                                                                      -------------------
==========================================================================================================================
                             DEBTORS                                                   REQUESTING PARTY
==========================================================================================================================
    Name                      Soc. Sec. No. - Tax I.D. No.              Name
    CAPTEC NET LEASE REALTY, INC.      #38-3206305                                  CAPTEC FINANCIAL GROUP, INC.
- --------------------------------------------------------------------------------------------------------------------------
    Address                                                             Attn.:
    24 FRANK LLOYD WRIGHT DR, ANN ARBOR MI 48106                                    MARGARET RIVERA
- --------------------------------------------------------------------------------------------------------------------------
    Name                      Soc. Sec. No. - Tax I.D. No.              Street Address
                                                                                    24 FRANK LLOYD WRIGHT DR LOBBY L 4TH FL
- --------------------------------------------------------------------------------------------------------------------------
    Address                                                             City                State             Zip Code
                                                                             ANN ARBOR      MI          48106-0544
==========================================================================================================================

                                                                       Requesting Party Telephone: (313  )   994-5505
                                                                                                     Area -----------



    CHECK ONE BELOW:                       INFORMATION GIVEN IS EXACTLY AS REQUESTED
    ----------------

    INFORMATION          Furnish certificate showing whether there is on file as of the date shown below, any
      REQUEST            presently effective financing statement and tax lien naming the above debtors and any
                  [X]    assignment thereof. Provide information on each statement filed. The undersigned agrees to pay the sum of $3.00 for each name requested.

                         Furnish copies of each page of financing statements, tax liens and assignments. The
       COPY              undersigned agrees to pay $1.00 for each page furnished ($3.00 for Federal Tax Liens) in
      REQUEST     [X]    addition to the sum of $3.00 for each name requested.

- --------------------------------------------------------------------------------------------------------------------------
       CHECK     (    ) FURNISH FILING INFORMATION DATED: From                           to
      ONE BOX                                                 ---------------------------  -------------------------------
        ONLY     (X   ) PROVIDE FULL SEARCH                       Beginning Date                    Ending Date
- --------------------------------------------------------------------------------------------------------------------------

                                Date of Request    2/20/96    Signature of Requesting Party   /s/ Margaret Rivera
                                                 -----------                                ------------------------------
==========================================================================================================================
         FILE NO.                    DATE AND HOUR FILED             NAME AND ADDRESS OF SECURED PARTIES
==========================================================================================================================

  NO DOCUMENTS ON FILE
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

==========================================================FOR OFFICE USE ONLY ============================================
            FEES
  For Filing Officer Use Only                                        CERTIFICATE
Special     25.00                          The Undersigned Filing Officer Certifies that the above is a record of
       --------------------------          all presently effective financing statements, tax liens and assignments
                                           which name the above debtors and which are on file as of:  5 pm 2-8-96   19   .
Form                                                                                               -----------------  ---
       --------------------------
Regular      3.00                          The attached photo copies are true copies of the requested financing statements, tax liens and assignments on file.
       --------------------------

Total       28.00
       --------------------------          2-21-96 ml                 [ILLEGIBLE SIGNATURE]
                                       -------------------        ---------------------------------------------------------
Amt. Paid   28.00    0212001               Typing Date                                      Signature of Filing Officer
       --------------------------
UCC-11
                                                             (1) Filing Officer Copy (Filing Officer keep this page and file
                  Rev. 12-86                                     numerically or chronologically in Information File)
                                                                 FORM UCC-11-UNIFORM COMMERCIAL CODE

                                        WASHTENAW COUNTY REGISTER OF DEEDS                                   Form UCC-11
FOR STATE OFFICE INFORMATION

SUBMIT THIS FORM IN DUPLICATE AND MAIL TO:         STATE OF MICHIGAN
- ------------------------------------------
Uniform Commercial Code
Michigan Department of State                                                                 State
Lansing, Michigan 48918                       INFORMATION OR COPY REQUEST                   Billing
                                                                                          Account No.
                                                                                                      -------------------
==========================================================================================================================
                             DEBTORS                                                   REQUESTING PARTY
==========================================================================================================================
    Name                      Soc. Sec. No. - Tax I.D. No.              Name
    CAPTEC NET LEASE REALTY, INC.      #38-3206305                                    CAPTEC FINANCIAL GROUP, INC.
- --------------------------------------------------------------------------------------------------------------------------
    Address                                                             Attn.:
    24 FRANK LLOYD WRIGHT DRIVE ANN ARBOR MI 48106                                    MARGARET RIVERA
- --------------------------------------------------------------------------------------------------------------------------
    Name                      Soc. Sec. No. - Tax I.D. No.              Street Address
                                                                                24 FRANK LLOYD WRIGHT DRIVE LOBBY L 4TH FL
- --------------------------------------------------------------------------------------------------------------------------
    Address                                                             City                State             Zip Code
                                                                            ANN ARBOR       MI             48106-0544
==========================================================================================================================

                                                                       Requesting Party Telephone: (313  )   994-5505
                                                                                                     Area -----------



    CHECK ONE BELOW:                       INFORMATION GIVEN IS EXACTLY AS REQUESTED
    ----------------                                                                              UCC ONLY

    INFORMATION          Furnish certificate showing whether there is on file as of the date shown below, any
      REQUEST            presently effective financing statement and naming the above debtors and any
                  [X]    assignment thereof. Provide information on each statement filed. The undersigned agrees to pay the sum of $3.00 for each name requested.

                         Furnish copies of each page of financing statements, tax liens and assignments. The
       COPY              undersigned agrees to pay $1.00 for each page furnished ($3.00 for Federal Tax Liens) in
      REQUEST     [X]    addition to the sum of $3.00 for each name requested.

- --------------------------------------------------------------------------------------------------------------------------
       CHECK     (    ) FURNISH FILING INFORMATION DATED: From                           to
      ONE BOX                                                 ---------------------------  -------------------------------
        ONLY     (X   ) PROVIDE FULL SEARCH                       Beginning Date                    Ending Date
- --------------------------------------------------------------------------------------------------------------------------

                                Date of Request    2/20/96    Signature of Requesting Party   /s/ Margaret Rivera
                                                 -----------                                ------------------------------
==========================================================================================================================
         FILE NO.                    DATE AND HOUR FILED             NAME AND ADDRESS OF SECURED PARTIES
==========================================================================================================================

          NONE                         NONE                            NONE
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

========================================================= FOR OFFICE USE ONLY ============================================
            FEES
  For Filing Officer Use Only                                        CERTIFICATE
Special                                    The Undersigned Filing Officer Certifies that the above is a record of
       --------------------------          all presently effective financing statements, tax liens and assignments
                                           which name the above debtors and which are on file as of:   February 21,  1996 .
Form                                                                                                -----------------  ---
       --------------------------

Regular                                    The attached photo copies are true copies of the requested financing statements,
       --------------------------          tax liens and assignments on file.

Total                                                             Peggy M. Haines, County Clerk/Register
       --------------------------       February 22, 1996         By:  /s/ Peggy M. Haines
                                       -------------------        ---------------------------------------------------------
Amt. Paid                                 Typing Date             Deputy              Signature of Filing Officer
       --------------------------
UCC-11                                                       (1) Filing Officer Copy (Filing Officer keep this page and file
                  Rev. 12-86                                     numerically or chronologically in Information File)
                                                                 FORM UCC-11-UNIFORM COMMERCIAL CODE


                                  EXHIBIT H-1
                                  -----------

                       QUARTERLY COMPLIANCE CERTIFICATE

        The undersigned, the Chief Financial Officer of Captec Net Lease Realty, Inc., a Michigan corporation, ("Captec"), pursuant to Section 4(c)(ii) of the Credit Agreement ("Agreement"), dated February 26, 1996, by and between Captec, as borrower, and CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns, as lender ("Lender"), hereby certifies to Lender as follows:

        (i) all representations and warranties made by Captec in the Agreement are true and accurate in all material respects as if made on the date hereof; and

        (ii) attached hereto as Exhibit A are quarterly financial statements of Captec, which statements fairly present in all material respects Captec's financial condition and results of operations for the quarterly period as indicated thereon and which are prepared in accordance with GAAP applied on a consistent basis.

                IN WITNESS WHEREOF, the undersigned has executed this Certificate the _______ day of ____________ 199__.

                                        CAPTEC NET LEASE REALTY, INC.


                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:  Chief Financial Officer

                                  EXHIBIT H-2
                                  -----------

                         ANNUAL COMPLIANCE CERTIFICATE

        The undersigned, the Chief Financial Officer of Captec Net Lease Realty, Inc., a Michigan corporation, ("Captec"), pursuant to Section 4(c)(ii) of the Credit Agreement ("Agreement"), dated February 26, 1996, by and between Captec, as borrower, and CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns, as lender ("Lender"), hereby certifies to Lender as follows:

        (i) all representations and warranties made by Captec in the Agreement are true and accurate in all material respects as if made on the date hereof; and

        (ii) attached hereto as Exhibit A are the audited financial statements of Captec for the fiscal year indicated thereon, which are prepared in accordance with GAAP applied on a consistent basis together with the report thereon by Captec's Independent Accountants.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate the __ day of ____________ 199__.


                                        CAPTEC NET LEASE REALTY, INC.


                                        By:
                                            ---------------------------
                                             Name:
                                             Title:  Chief Financial Officer

                                   EXHIBIT I
                                   ---------


                              SERVICING PROVISIONS

        1. The Borrower shall take any and all actions, or refrain from taking any such actions, and do any and all things in connection with the servicing and administration of the Properties and the Leases which it may deem necessary or desirable, provided, however, that (i) its servicing of the Leases shall be carried out as provided in the Operations Policy Manual and the Management Agreement in accordance with the procedures which the Borrower uses in connection with Leases which are owned by it and not pledged or collateralized, and (ii) to the extent more exacting, in accordance with prudent, customary and usual procedures of financial institutions which service leases similar to the Leases.

        2. The Borrower shall calculate and compile such information as is required to enable it to provide the information in connection with the reports in the forms attached hereto, and shall deliver such reports to the lender no later than the tenth day of each month.

                         CAPTEC NET LEASE REALTY, INC.
          SERVICING REPORTS TO BE PROVIDED UNDER THE CREDIT AGREEMENT



Within 20 days of the end of each month, the Company shall deliver to the Lender the following servicing reports (the "Servicing Reports"), certified to the Lender by the President or any Vice President of the Company:

1. a Lockbox Compliance Certificate for the preceding month, indicating the total number of payments of Rents received, the number and percentage of such payments received directly in the Lockbox Account, and the number and percentage of such payments not received directly in the Lockbox Account.

2. a Liquid Assets Compliance Certificate for the preceding month, indicating the total Liquid Assets held by the Company as of the the last day of the preceding month and certifying that the Company is in compliance with the Liquid Assets covenant described in Section 4(c)(xxii) of the Agreement.

3. a copy of the Lockbox Account bank statements and bank reconciliations for the preceding month.

4. a Net Investment Trial Balance for the Leases, as of the last day of the preceding month, which report shall indicate the gross balance and net balance due under each Lease and the gross balance and net balance due under all Leases in aggregate, as of the date of the report.

5. a Summary Past Due Report for the Leases, as of the last day of the preceding month, which report shall indicate the amount delinquent and the gross balance due under each and every Lease which is delinquent for more than five days, as of the date of the report, and shall indicate totals for the gross balances for all such delinquent Leases, sorted by the following delinquency categories: 5-30 days delinquent; 31-60 days delinquent; 61-90 days delinquent; and over 90 days delinquent.

6. a Portfolio Activity Report setting forth the details of the occurrence during the preceding month of any of the following activities: (A) any amendment to a Lease or the Collateral; (B) any insurance claims made with respect to any Collateral; (C) any insurance proceeds received with respect to any Collateral; (D) any proceeds received from the sale of Leases and/or the related Collateral; (E) any prepayments of a Lease by a Lessee; (F) any voluntary prepayments made by the Company in accordance with Section 2(a) of the Agreement; (G) any mandatory prepayments made by the Company in accordance with Section 2(b) of the Agreement; and (H) any purchase of a Lease by the Company.

                                   EXHIBIT J
                                   ---------

                                   CERTIFICATE

        The undersigned, the Chief Financial Officer of Captec Net Lease Realty, Inc., a Michigan corporation, ("Captec"), pursuant to Section 5(iv) of the Credit Agreement ("Credit Agreement"), dated February 26, 1996, by and between Captec, as borrower, and CS First Boston Mortgage Capital Corp., a Delaware corporation, its successors and assigns, as lender, hereby certifies to Bankers Trust Company, in its capacity as Custodian (the "Custodian") with respect to the Lockbox Account established pursuant to a Lockbox Agreement between Captec and the Custodian, as required under the Credit Agreement, as follows:

        The Borrower hereby requests payment in the amount of $       , which
amount was deposited into the Lockbox Account and which does not constitute a payment of rent by Lessees in respect of the Leases (each as defined in the Credit Agreement).

        The funds payable to Borrower hereunder shall be wire transferred to Borrower in accordance with the following instructions:

                    Michigan National Bank
                    395 Briarwood Circle
                    Ann Arbor, Michigan 48108
                    ABA# 072000805
                    Captec Net Lease Realty, Inc.
                    Account# 4825-17708-4

        IN WITNESS WHEREOF, the undersigned has executed this Certificate the __ day of ____________ 199__.

                                        CAPTEC NET LEASE REALTY, INC.

                                        By: _______________________
                                             Name:
                                             Title:  Chief Financial Officer

                                   EXHIBIT K
                                   ---------

================================================================================

                          CAPTEC NET LEASE REALTY, INC.

                                       AND

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.

           ------------------------------------------------------

                                   ASSIGNMENT
                               OF LEASES AND RENTS

           ------------------------------------------------------

           Dated:

           Location:

           RECORD AND RETURN TO:

           Battle Fowler LLP
           75 East 55th Street
           New York, New York 10022

           Attention:      Charles J. Hamilton, Jr., Esq.

     The premises described within this instrument are also known as Section ____ Block ___ and Lot ___ on the Official Tax Map of __________ County.

================================================================================

                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

        THIS ASSIGNMENT made the ______ day of ___________________, 199___, between CAPTEC NET LEASE REALTY, INC., a Michigan corporation, having an office and principal place of business located at 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor") and CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation having an office and principal place of business located at 55 East 52nd Street, 6th Floor, New York, NY 10055 ("Assignee") .

                              Preliminary Statement
                              ---------------------

        Assignor for good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, hereby absolutely and unconditionally grants, transfers and assigns to Assignee the entire landlord's right, title and interest in and to all existing leases covering or affecting all or any part of that certain lot or piece or parcel of land and building(s), more particularly described in EXHIBIT A annexed hereto and made a part hereof (the said premises, together with the buildings and improvements now or hereafter erected thereon, being hereinafter collectively referred to as the "Real Estate"), but not any of the obligations or liabilities of Borrower thereunder.

        TOGETHER WITH all leases, tenancies and occupancy agreements hereafter made (including modifications, extensions and guaranties of existing leases, tenancies and occupancy agreements) covering the Real Estate or any portion thereof; this assignment of present and future leases, tenancies and occupancy agreements being effective without any further or supplemental assignment of any nature whatsoever (all present and future leases, tenancies and occupancy agreements are hereinafter collectively referred to as the "Leases") .

        TOGETHER WITH all rents, income and profits arising from the Leases and renewals thereof and together with all rents, income and profits for the use and occupation of the Real Estate ("Rents") .

        THIS Assignment is made for the purposes of securing:

        A. The payment of the principal sum, interest and other indebtedness evidenced by a certain note dated as of February 26, 1996 and secured by a certain mortgage encumbering the Real Estate dated as of the date hereof, including all modifications, extensions, increases, renewals and guaranties thereof (said mortgage and note are hereinafter collectively referred to as the "Mortgage") .

        B. Payment of all other sums with interest thereon becoming due and payable to Assignee under the provisions of this Assignment or of the Mortgage or of any other instrument related thereto (All sums payable under Paragraph A and Paragraph B, collectively, the "Indebtedness") .

        C. The performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein or in the Mortgage and all documents relating thereto.

        1. ASSIGNOR'S WARRANTIES AND REPRESENTATIONS. Assignor warrants and represents to Assignee, in order to induce Assignee to make the loan secured by the Mortgage and to accept this Assignment and knowing that Assignee will rely hereon, that: (a) Assignor is the sole owner of the entire landlord's interest in the Leases, (b) the Leases are valid and enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever except as herein set forth, (c) no rent reserved in the Leases has been assigned, pledged or in any manner transferred or hypothecated, except pursuant to this Assignment, and (d) no rent for any period more than thirty (30) days subsequent to the date of this Assignment has been collected in advance of the time when the same became due under the terms of the Leases.

        2. ASSIGNOR'S COVENANTS. Assignor covenants with Assignee to observe and perform all the obligations imposed upon the landlord under the Leases and not to do or permit to be done anything to impair the security thereof; to promptly send to Assignee copies of all notices of default which Assignor shall send or receive under the Leases; to enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder; not to collect any of the Rents; not to subordinate the Leases to any mortgage (other than the Mortgage) or other encumbrance or permit, consent, or agree to such subordination without the prior written consent of Assignee; not to alter, modify or change the material terms of the Leases nor give any consent to exercise any option or renewal not already permitted by the Lease, nor cancel or terminate the Leases or accept a surrender thereof, nor convey or transfer, nor suffer or permit a conveyance or transfer of, the Real Estate, or of any interest therein, so as to effect directly or indirectly, approximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of the tenant thereunder; not to alter, modify or change the terms of any guaranty of the Leases nor cancel or terminate such guaranty, without the prior written consent of Assignee; except as otherwise permitted under the terms of the Leases, not to consent to any assignment of, or subletting under, the Leases without the prior written consent of Assignee; except for the existing Leases, not make, or suffer to be made, any Lease of all or any portion of the Real Estate, nor otherwise let all or any portion of the Real Estate, without the prior written consent of

Assignee; at Assignee's request, to execute any documentation confirming the assignment and transfer to Assignee of any and all subsequent Leases upon all or any part of the Real Estate, and to execute and deliver at the request of Assignee all other further assurances, confirmations and assignments in the Real Estate as Assignee shall, from time to time, reasonably require in connection herewith.

        3. PRESENT POSSESSORY INTEREST. Borrower acknowledges and confirms that Lender has a present, possessory and "choate" interest in and to the Rents.

        4. EVENTS OF DEFAULT. Upon, or at any time after, the occurrence of any Event of Default under the Mortgage, or of any default with respect to any obligation contained herein and/or in the Leases on the part of Assignor to be performed or to cause to be performed beyond any applicable notice and grace periods, Assignee, without in any way waiving such default or Event of Default or releasing Assignor from any obligation hereunder, at its option, without notice and without regard to the adequacy of the indebtedness secured hereby and by the Mortgage, and irrespective of whether Assignee shall have commenced a foreclosure of the Mortgage, may, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Real Estate and have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may in its sole discretion deem proper and either with or without taking possession of the Real Estate in its own name: (a) make any payment and/or perform any act which Assignor has failed to make or perform, in such manner and to such extent as Assignee may deem necessary to protect the security hereof, or otherwise, including without limitation, the right to appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Assignee;
(b) let the Real Estate or any portion thereof in such manner and for such Rents as Assignee shall determine in its sole and absolute discretion, exercise all rights and remedies under the Leases and otherwise deal with tenants under the Leases as Lender shall in its sole and absolute discretion determine; and/or (c) demand, sue for, or otherwise collect and receive from all persons (including Assignor, as provided in the Mortgage) all Rents, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and to apply the Rents to the payment of: (i) all reasonable expenses of managing the Real Estate, including, without limitation, the salaries, fees and wages of a managing agent and such other employees as Assignee may deem necessary or desirable, (ii) all taxes, charges, claims, assessments, water rents, sewer rents, and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs, or replacements, and all expenses incidental to taking and retaining possession of the Real Estate, and (iii) all or any portion of the Indebtedness, together with (iv) all reasonable costs and attorneys' fees, in such order of priority as to any of the items mentioned in this clause 4(c), as Assignee, in its sole discretion, may determine, any statute, law, custom or use to the contrary notwithstanding. The exercise by Assignee of any rights or powers under this Paragraph 4 shall not be considered a waiver by Assignee of any default by Assignor under the Mortgage or the Leases or this Assignment, any statute, law, custom or use to the contrary notwithstanding .

        5. NO LIABILITY TO ASSIGNEE. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Real Estate after default or from any other act or omission of Assignee in managing the Real Estate after default, unless such loss is caused by the gross negligence, willful misconduct or bad faith of Assignee. Nor shall Assignee be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this Assignment, and Assignor shall, and does hereby agree, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, unless resulting from the gross negligence, willful misconduct or bad faith of Assignee. Should Assignee incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys ' fees shall be secured hereby and Assignor shall reimburse Assignee therefor immediately upon demand and, upon the failure of Assignor so to do, Assignee may, at its option, declare all sums secured hereby and by the Mortgage immediately due and payable. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Real Estate upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Real Estate by the tenants or any other parties, nor for any dangerous or defective condition of the Real Estate, nor for any negligence in the management, upkeep, repair or control of the Real Estate resulting in loss, injury or death to any tenant, licensee, employee or stranger, unless resulting from the gross negligence, willful misconduct or bad faith of Assignee. Assignee shall assume the obligations of Assignor under a Lease to a tenant thereunder from and after the date that Assignee succeeds to ownership of the Real Estate, provided that such Lease remains in full force and effect and Assignee is not otherwise entitled to terminate such Lease.

        6. TERMINATION. Upon payment in full by Assignor of the Indebtedness or upon satisfaction of all terms and conditions of Section 2 of the Credit Agreement in connection with the portion of the Indebtedness allocated to the Real Estate, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of Assignee showing any part of the Indebtedness to remain unpaid shall be and constitute presumptive evidence of the validity, effectiveness and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon. Assignor hereby authorizes and directs the tenants named in the Leases or any other tenants or future tenants or occupants of all or any portion of the Real Estate, upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Mortgage and that a default exists thereunder or under this Assignment, which default remains uncured beyond any applicable notice and grace periods, to pay over to Assignee all rents, income and profits arising or accruing under the Leases or from the Real Estate and to continue so to do until otherwise notified by Assignee.

        7. RELEASE OF OTHER SECURITY. Assignee may take or release other security for the payment of the Indebtedness, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the Indebtedness without prejudice to any of its rights under this Assignment.

        8. INDEMNIFICATION. Anything in this Assignment, the Mortgage or any other Credit Facility Document (as defined in Paragraph 16 below) to the contrary notwithstanding, Assignor shall, except to the extent such loss is caused by the gross negligence, willful misconduct or bad faith of Assignee or its agents or employees, indemnify and hold Assignee harmless and defend Assignee at Assignor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of Assignee's counsel, whether in-house staff, retained firms or otherwise) , and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of the transaction contemplated hereby, the Indebtedness, this Assignment, the Mortgage, any other Credit Facility Document or the Leases, including, but not limited to, all costs of reappraisal of the Leases, whether required by law, regulation, Assignee or any governmental or quasi-governmental authority, (ii) any amendment to, or restructuring of, the Indebtedness and this Assignment, the Mortgage, any other Credit Facility Document or the Leases, and (iii) any and all lawful action that may be taken by Assignee in connection with the enforcement of the provisions of this Assignment, the Mortgage, any other Credit Facility Document or the Leases, whether or not suit is filed in connection with the same, or in connection with Assignor, any guarantor of the Indebtedness or any tenant and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. All reasonable sums expended by Assignee shall be payable on demand and, until reimbursed by Assignor pursuant hereto, shall be deemed additional principal of the Indebtedness and secured hereby and shall bear interest at the Default Rate (as such term is defined in that certain Credit Agreement dated as of February 26, 1996 between Assignor and Assignee), as said term is defined in the Mortgage. The obligations of Assignor under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in this Assignment, the Mortgage or any other Credit Facility Document, constitute the personal recourse undertakings, obligations and liabilities of Assignor.

        9. NO WAIVER. Nothing herein contained, and no act done or omitted by Assignee pursuant to the powers and rights granted to it hereunder, shall be deemed to be a waiver by Assignee of its rights and remedies under the Mortgage, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The rights of Assignee to collect the Indebtedness, and to enforce any other security therefor held by it, may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Assignor hereby absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Assignor under this Assignment, the Mortgage, any other Credit Facility Document or otherwise with respect to the loan secured hereby in any action or proceeding brought by Assignee to collect same, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Assignment or any other Credit Facility Document securing repayment of same, in whole or in part (provided, however, that the foregoing shall not be deemed a waiver of Assignor's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Assignor's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Assignee in any separate action or proceeding)

        10. ASSIGNEE NOT MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Real Estate by Assignee pursuant to the provisions herein contained. In the exercise of the powers herein granted to Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

        11. INCONSISTENT TERMS. In case of any inconsistency or conflict between the terms of this Assignment and the terms of the Mortgage, the terms of this Assignment shall in all cases govern and control.

        12. FURTHER ACTS. Assignor will, at the cost of Assignor, and without expense to Assignee, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Assignee shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Assignee the property and rights hereby assigned or intended now or hereafter so to be, or which Assignor may be or may hereafter become bound to convey or assign to Assignee, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Assignee to execute in the name of Assignor to the extent Assignee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Leases.

        ***[13. NEW YORK LAW. This Assignment is made pursuant to the provisions of Section 291-f of the Real Property Law of the State of New York.]***

        14. NOTICES. All notices given pursuant hereto shall be given (and deemed received) in the manner set forth in the Mortgage.

        15. SUCCESSORS AND ASSIGNS. This Assignment, together with the covenants, representations and warranties herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Mortgage and shall be binding upon Assignor, and its successors and assigns and any subsequent owner of the Real Estate.

        16. AMENDMENTS. This Assignment may only be modified, amended or changed by an agreement in writing signed by Assignor and Assignee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Assignee. No waiver of any term, covenant or provision of this Assignment shall be effective unless given in writing by Assignee and if so given by Assignee shall only be effective in the specific instance in which given. Whenever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be unenforceable or prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Assignment. Assignor acknowledges that the Mortgage, this

Assignment and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby (the "Credit Facility Documents") set forth the entire agreement and understanding of Assignor and Assignee with respect to the loan secured hereby and that no oral or other agreement, understanding, representation or warranty exists with respect to the loan secured hereby other than those set forth in the Mortgage, this Assignment and the other Credit Facility Documents.

        17. WAIVER OF JURY TRIAL. ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND ASSIGNEE BY ITS ACCEPTANCE OF THE MORTGAGE AND THIS ASSIGNMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE MORTGAGE, THIS ASSIGNMENT AND ANY OTHER CREDIT FACILITY DOCUMENT HERETOFORE, NOW OR HEREAFTER EXECUTED AND/OR DELIVERED IN CONNECTION THEREWITH, THE LOAN SECURED HEREBY OR IN ANY WAY RELATED TO THIS TRANSACTION OR OTHERWISE WITH RESPECT TO THE REAL ESTATE OR THE LEASES.

        IN WITNESS WHEREOF, this Assignment has been executed by Assignor the day and year first above written.

                                   CAPTEC NET LEASE REALTY, INC.

                                   By:

                                       ---------------------------------------
                                      Name:
                                      Title:

In the presence of:

- ----------------------------

                            Corporate Acknowledgement
                            -------------------------

STATE OF MICHIGAN       )
                        :ss.:

COUNTY OF WASHTENAW     )

        On the ______ day of [Month], 199____, before me personally came [Name], to me known, who, being by me duly sworn, did depose and say that [HE/SHE] resides at _________________________________________________; that [HE/SHE] is
[Title] of CAPTEC NET LEASE REALTY, INC., the corporation described in and which executed the above instrument; and that [HE/SHE] signed [HIS/HER] name thereto by authority of the Board of Directors of said corporation.

                                               ------------------------------
                                                        Notary Public

                                    EXHIBIT A
                                    ---------

                          (Description of Real Estate)

The aforesaid premises being commonly known as [Address of Real Estate] ; and being also known as Section ____, Block ____, Lot ___ on the Official Tax Map of [County] County.


                                      -A1-

                                    EXHIBIT L
                                    ---------

================================================================================



                          CAPTEC NET LEASE REALTY, INC.

                                   IN FAVOR OF

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.

                       --------------------------------------

                               HAZARDOUS MATERIAL
                            INDEMNIFICATION AGREEMENT

                       --------------------------------------



                       Dated:

                       Location:

================================================================================

                               HAZARDOUS MATERIAL
                            INDEMNIFICATION AGREEMENT
                           -------------------------

                                                              New York, New York
                                         _____________________________, 199_____

                              Preliminary Statement
                              ---------------------

        WHEREAS, CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation ("Lender") has agreed to make a loan to CAPTEC NET LEASE REALTY, INC., a Michigan corporation ("Borrower") in the principal sum of up to $100,000,000 (the "Loan"), which Loan will be (a) evidenced by and payable in accordance with the provisions of the Note, (b) secured by the Mortgage, and (c) advanced pursuant to the provisions of the Credit Agreement, all as defined in Exhibit A; and

        WHEREAS, Lender is willing to make the Loan only if the undersigned executes and delivers this Hazardous Material Indemnification Agreement;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with Lender as follows:

        1. DEFINITIONS. For the purposes of this Hazardous Material Indemnification Agreement the following terms shall have the following meanings:

        (a) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement (as hereinafter defined), or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product;

        (b) the term "Environmental Requirements" shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health;

        (c) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions;

        (d) the term "Mortgaged Property" shall have the meaning given to such term in the Credit Agreement; and

        (e) the term "Indebtedness" shall have the meaning given to such term in the Credit Agreement.

        2. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to Lender that, except as otherwise disclosed in any environmental site assessment obtained by Borrower with respect to any Mortgaged Property and which environmental site assessment has been delivered to and accepted and approved by Lender, to the best of the undersigned's knowledge after diligent inquiry:

        (a) no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property;

        (c) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement;

        (d) no notice of violation, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement; and

        (e) the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements.

        3. INDEMNIFICATION. The undersigned will defend, indemnify, and hold harmless Lender, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to:

        (a) any breach by Borrower of any of the provisions of Section 1(p) of the Mortgage or paragraph 4(b) (xxvi) of the Credit Agreement;

        (b) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise;

        (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material;

        (d) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; or

        (e) any violation of any Environmental Requirement.

        The indemnification provided herein shall not extend to any gross negligence or willful misconduct on the part of Lender with respect to the Mortgaged Property occurring after such time as Lender or its nominee owns the Mortgaged Property or takes possession thereof directly (and not by a receiver or other equivalent third party).

        4. LEGAL EXPENSES. The undersigned hereby indemnifies and shall hold harmless and defend Lender at the undersigned's sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys , fees and disbursements of Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

        (a) any ongoing matters arising out of this Hazardous Material Indemnification Agreement and any document or instrument now or hereafter executed and/or delivered in connection herewith (the "Indemnity Documents");

        (b) any amendment to, or restructuring of the obligations of the undersigned hereunder; and

        (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Hazardous Material Indemnification Agreement or any of the other Indemnity Documents and the obligations of the undersigned thereunder, whether or not suit is filed in connection with the same, or in connection with Borrower, the undersigned and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by Lender shall be payable on demand and, until reimbursed by the undersigned pursuant hereto, shall bear interest at the Default Rate (as such term is defined in the Credit Agreement).

        5. SURVIVAL OF OBLIGATIONS AND LIABILITIES. The obligations and liabilities of the undersigned under this Hazardous Material Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of the Mortgage, sale of the Mortgaged Property pursuant to the provisions of the Mortgage or acceptance by Lender, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever, subject only to any applicable statute of limitations.

        6. FURTHER ACTS. The undersigned hereby expressly agrees that this Hazardous Material Indemnification Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Credit Facility Documents (as such term is defined in the Credit Agreement) , and the undersigned hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from any of the undersigned:

        (a) any security at any time held by or available to Lender for any obligation of Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Indebtedness, the Liabilities and/or any other obligations of Borrower or any other person or party, other than Lender, under any of the Credit Facility Documents ("Other Obligations") , including any guarantor of the Indebtedness, the Liabilities and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or any such other person or party;

        (b) any obligation of Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

        (c) Lender may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any of the above-mentioned security, deposit account, credit on its books or other person or party as Lender may see fit;

and the undersigned shall remain bound under this Hazardous Material Indemnification Agreement, without any loss of rights by Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to Lender for application in payment or reduction of the Indebtedness, the Liabilities and/or any Other Obligations may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may see fit.

        7.      WAIVERS.  The undersigned hereby waives:

        (a) notice of acceptance of this Hazardous Material Indemnification Agreement;

        (b) protest and notice of dishonor or default to the undersigned or to any other person or party with respect to any obligations hereby guaranteed;

        (c) all other notices to which the undersigned might otherwise be entitled; and

        (d) any demand under this Hazardous Material Indemnification Agreement.

        8. DEFAULTS. If any of the following events should occur:

        (a) the undersigned violates any provision of this Hazardous Material Indemnification Agreement;

        (b) the undersigned commences any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeks to have an order for relief entered with respect to it, or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeks the appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of their property;

        (c) the undersigned makes a general assignment for the benefit of creditors;

        (d) there is commenced against the undersigned, any case, proceeding or other action of a nature referred to in subparagraph (c) above or seeking the issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, undischarged or unbonded for a period of 60 days;

        (e) the undersigned takes any action indicating their consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth in subparagraphs (c) and (e) above;

        (f) the undersigned admits in writing its inability to pay its debts as they mature; or

        (g) the undersigned terminates or dissolves or suspends their usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of their property, business or assets other than in the ordinary course of business;

then, and in such event, Lender may declare the Liabilities to be, and the same shall become, immediately due and payable and/or may exercise any or all of its remedies as set forth herein or at law or in equity.

        9. SUCCESSORS AND ASSIGNS. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Hazardous Material Indemnification Agreement shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Hazardous Material Indemnification Agreement, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of Lender, to assign or transfer the undersigned's obligations and liabilities under this Hazardous Material Indemnification Agreement, in whole or in part, to any other person, party or entity.

        10. JOINT AND SEVERAL OBLIGATIONS; SURVIVAL OF AGREEMENT. The term "undersigned" as used herein shall, if this

Hazardous Material Indemnification Agreement is signed by more than one party, unless otherwise stated herein, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. Lender may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "undersigned" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder. Borrower is executing this Hazardous Material Indemnification Agreement as a further assurance that its obligations set forth herein will remain in full force and effect, notwithstanding the assignment or discharge of record of the Mortgage or any other fact or circumstances whatsoever.

        11. NO WAIVER BY LENDER. No delay on the part of Lender in exercising any right or remedy under this Hazardous Material Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided in this Hazardous Material Indemnification Agreement. No course of dealing between the undersigned and Lender shall change, modify or discharge, in whole or in part, this Hazardous Material Indemnification Agreement or any obligations of the undersigned hereunder.

        12. AMENDMENTS. This Hazardous Material Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Lender and the undersigned. No waiver of any term, covenant or provision of this Hazardous Material Indemnification Agreement shall be effective unless given in writing by Lender and if so given by Lender shall only be effective in the specific instance in which given. The execution and delivery hereafter to Lender by the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly SQ provided therein, and all rights and remedies of Lender hereunder or under any instrument of guaranty hereafter executed and delivered to Lender by the undersigned shall be cumulative and may be exercised singly or concurrently.

        13. ENFORCEABILITY; MERGER CLAUSE. The undersigned acknowledges that this Hazardous Material Indemnification Agreement and the undersigned's obligations under this Hazardous Material Indemnification Agreement are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Hazardous Material Indemnification Agreement and the obligations of the undersigned under this Hazardous Material Indemnification Agreement or the obligations of any other person or party (including, without limitation, Borrower) relating to this Hazardous Material Indemnification Agreement or the obligations of the undersigned hereunder or otherwise with respect to the Indebtedness, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Indebtedness, or the filing of a petition under Title 11 of the United States Code with regard to Borrower or the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of Borrower or the undersigned, or the obtaining by Lender of title to, respectively, the Mortgaged Property or to any collateral given, pledged or assigned as security for the Indebtedness by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Hazardous Material Indemnification Agreement sets forth the entire agreement and understanding of Lender and the undersigned with respect to the matters covered by this Hazardous Material Indemnification Agreement, and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Hazardous Material Indemnification Agreement or with respect to the obligations of the undersigned under this Hazardous Material Indemnification Agreement, except those specifically set forth in this Hazardous Material Indemnification Agreement.

        14. DUE EXECUTION. This Hazardous Material Indemnification Agreement has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to Lender that it has the [corporate] power to do so and to perform its obligations under this Hazardous Material Indemnification Agreement and this Hazardous Material Indemnification Agreement constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof. The undersigned further represents and warrants to Lender that:

        (a) neither the execution and delivery of this Hazardous Material Indemnification Agreement nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

        (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Hazardous Material Indemnification Agreement, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Hazardous Material Indemnification Agreement, have been obtained and are in full force and effect.

        15. NOTICES. Any notice, request or demand given or made under this Hazardous Material Indemnification Agreement shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given shall be deemed delivered on receipt if delivered by hand or wire transmission, on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier, or on the third business day after mailing if mailed by registered or certified mail, return receipt requested, as follows:

     If to Lender:

          CS First Boston Mortgage Capital Corp.
          55 E. 52nd Street
          6th Floor
          New York, New York 10055

          Attention:  Laura Goldberg

With a copy to:

          Battle Fowler LLP
          75 E. 55th Street
          New York, New York 10022

          Attention: Charles J. Hamilton, Jr., Esq.

     If to the undersigned:

          Captec Net Lease Realty, Inc.
          24 Frank Lloyd Wright Drive
          Lobby L, 4th Floor
          Ann Arbor, Michigan 48106

          Attention: W. Ross Martin

it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "With a copy to" hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to the undersigned or Lender. Each party to this Hazardous Material Indemnification Agreement may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

        16. GOVERNING LAW. This Hazardous Material Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Hazardous Material Indemnification Agreement is, and is intended to be, an instrument for the payment of money only, as such phrase is used in section 3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of Lender's rights and remedies pursuant to said section 3213. Nevertheless, Lender is hereby given the right to elect, in its sole and absolute discretion, that this Hazardous Material Indemnification Agreement be governed by the laws of the state in which the Mortgaged Property is situate.

        17. VENUE AND JURISDICTION. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Hazardous Material Indemnification Agreement. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Indebtedness or in respect of any of the obligations of the undersigned under this Hazardous Material Indemnification Agreement, shall, to the extent permitted by law, be in New York County.

        18. NO SETOFF OR COUNTERCLAIM. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Hazardous Material Indemnification Agreement or the obligations of the undersigned under this Hazardous Material Indemnification Agreement or the obligations of any other person or party (including, without limitation, Borrower) relating to this Hazardous Material Indemnification Agreement or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Indebtedness, or any portion thereof, or to enforce the obligations of the undersigned under this Hazardous Material Indemnification Agreement (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

        19. NO EXCULPATION. No exculpatory provisions which may be contained in any Credit Facility Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Hazardous Material Indemnification Agreement.

        20. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS HAZARDOUS MATERIAL INDEMNIFICATION AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS HAZARDOUS MATERIAL INDEMNIFICATION AGREEMENT.

        IN WITNESS WHEREOF, the undersigned has duly executed this Hazardous Material Indemnification Agreement the day and year first above set forth.

WITNESSES:                              BORROWER:

                                        CAPTEC NET LEASE REALTY, INC.

- --------------------------

- --------------------------
                                       By:

                                             ----------------------------------
                                             Name:
                                             Title:

STATE OF MICHIGAN       )
                        :  ss.:

COUNTY OF WASHTENAW     )

        The foregoing Hazardous Material Indemnification Agreement was acknowledged before me the ____ day of _________________, 199_, by (NAME OF SIGNING INDIVIDUAL), a/the [OFFICIAL TITLE OF SIGNING INDIVIDUAL] of CAPTEC NET LEASE REALTY, INC. a Michigan corporation on such corporation's behalf.

                                                                      Notary

Public

County,                                                               ---------

                                                                      My

Commission Expires:

[Notary Public's Seal]

                                    EXHIBIT A
                                    ---------

        NOTE: The term "Note" as used in this Hazardous Material Indemnification Agreement shall mean a certain Revolving Note dated February 26, 1996, in the principal sum of up to $100,000,000 given by Borrower to Lender.

        MORTGAGE: The term "Mortgage" as used in this Hazardous Material Indemnification Agreement shall mean a certain Mortgage, Security Agreement and Assignment of Leases and Rents dated as of the date hereof in the principal sum of $100,000,000 to be given by Borrower to Lender constituting a _________________ lien on the ____________________ estate of Borrower in certain premises located in _______________________________ County, as more particularly described therein, and intended to be duly recorded in ________________________ County,

        CREDIT AGREEMENT: The term "Credit Agreement" as used in this Hazardous Material Indemnification Agreement shall mean a certain Credit Agreement dated February 26, 1996, between Lender and Borrower.



                                     -Al-

                                    EXHIBIT M
                                    ---------

================================================================================


                         CAPTEC NET LEASE REALTY, INC.

                                      AND

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.

                       --------------------------------------

                        MORTGAGE, SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

                       --------------------------------------

                       Dated:

                       Location:

                       RECORD AND RETURN TO:

                       Battle Fowler LLP
                       75 East 55th Street
                       New York, New York 10022

                       Attention: Charles J. Hamilton, Jr., Esq.

        The premises described within this instrument are also known as Section ____ Block ___ and Lot ___ on the Official Tax Map of _________ County.

================================================================================

Prepared By And when Recorded
Return To:

Battle Fowler LLP
75 E. 55th Street
New York, New York 10022
Attention:      Charles J. Hamilton, Jr., Esq.

                                                        Loan Number:  __________

                        MORTGAGE, SECURITY AGREEMENT AND
                        --------------------------------
                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

        THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS ("Mortgage") is made this [DAY] day of [MONTH], 199_, by CAPTEC NET LEASE REALTY, INC., a Michigan corporation, whose address is 24 Frank Lloyd wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Borrower"), in favor of CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation whose address is 55 E. 52nd Street, 6th Floor, New York, New York 10055 ("Lender").

                             Preliminary Statement
                             ---------------------

        Borrower is the owner of a fee estate in the premises described in Schedule A attached hereto (the "Real Estate");

        ***[Borrower is the owner of a leasehold estate in the premises described in Schedule A attached hereto (the "Real Estate") under and pursuant to the provisions of the lease described in Schedule A-i attached hereto (the "Ground Lease") ;]***

        This Mortgage is made to secure all of the following (individually and collectively the "Obligations"):

        A. Payment in the sum of One Hundred Million and 00/100 Dollars ($100,000,000), together with interest, costs and all other sums on that amount, to be paid according to that certain Revolving Note dated as of February 26, 1996 made by Borrower in favor of Lender ("Note") of guaranties or other evidence(s) of indebtedness to Lender made as of the date of this Mortgage by Borrower; and any and all extensions, renewals, modifications, substitutions or replacements thereof. This reference to a particular dollar amount does not in any way limit the dollar amount secured by this Mortgage.

        B. The performance of the covenants and obligations due or to become due to Lender, including, without limit, those due under this Mortgage and all other Credit Facility Documents, and the repayment of all sums expended by Lender in connection with performance of those covenants and obligations.

                                Granting Clause
                                ---------------

        To secure the Obligations and as security for the purposes stated elsewhere in this Mortgage, Borrower has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant and assign unto Lender, its successors and assigns, forever all right, title and interest of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and privileges (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

        A. The Real Estate

        B. All buildings, structures and improvements now located, or subsequently constructed or placed upon the Real Estate, including, without limit, all building materials and building equipment located on the Real Estate (collectively, the "Improvements");

        ***[ C. The Ground Lease and the leasehold estate created thereunder;]
***

        ***[ D. All modifications, extensions and renewals of the Ground Lease and all credits, deposits, options, purchase options, privileges and rights of Borrower under the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms or to acquire fee title to or other interest in all or any portion of the Real Estate or the Improvements;]***

        E. All of the estate, right, title, claim or demand of any nature whatsoever of Borrower, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

        F. All easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Real Estate or now or hereafter transferred to the Real Estate) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Real Estate to the center line thereof;

        G. All machinery, apparatus, equipment, goods, fittings, fixtures and articles of personal property of every kind and nature owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Real Estate, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Mortgaged Property (individually and collectively, "Equipment"), and all of the right, title and interest of Borrower in and to any Equipment which may be subjected to any title retention or security agreement superior in lien to the lien of this Mortgage. It is agreed that all Equipment is part and parcel of the Mortgaged Property and appropriated to the use of the Real Estate and, whether affixed or not, unless Lender shall otherwise elect, be deemed to be real estate and granted under this Mortgage;

        H. All leases, tenancies and occupancy agreements hereafter made (including modifications, extensions and guaranties of existing leases, tenancies and occupancy agreements) ***[(other than the Ground Lease)]*** covering the Premises or any portion thereof (all present and future leases, tenancies and occupancy agreements are hereinafter collectively referred to as the "Leases") and the right to receive and apply the rents, income and profits arising from the Leases and/or the Real Estate (the "Rents") to the payment of the Obligations;

        I. All rents, issues, profits, revenues, proceeds, accounts and general intangibles arising from the Real Estate or relating to any business conducted by Borrower on the Real Estate, under present or future leases, reservation and/or purchase agreements, licenses or otherwise, which are specifically assigned and transferred to Lender;

        J. All right, title and interest of Borrower in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, adjoining the Real Estate ;

        K. Any and all awards or payments, including, without limit, interest on any awards or payments, and the right to. receive them, which may be made with respect to the Mortgaged Property as a result of: (a) the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Real Estate, (d) any other injury to or decrease in the value of the Mortgaged Property, (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Mortgaged Property, or (f) any refund of utility deposits or right to any tenant deposit;

        L. All proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

        M. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Lender in the Mortgaged Property; and

        N. All proceeds of each of the foregoing.

        1. COVENANTS AND WARRANTIES. Borrower covenants, represents and warrants to Lender as follows:

        (a) AUTHORITY; NO CONFLICT. Borrower has the power and authority to execute, deliver and perform its obligations under this Mortgage. The execution, delivery and performance of this Mortgage by Borrower does not, and will not violate or conflict with any provision of its organizational or charter documents or any agreement, court order or consent decree to which Borrower is a party or by which Borrower may be bound.

        (b) WARRANTY OF TITLE. Borrower is the owner and is lawfully seized and possessed of the Mortgaged Property. Borrower has good right, full power and authority to mortgage the Mortgaged Property in accordance with the terms of this Mortgage. Subject only to the Permitted Encumbrances (as such term is defined in that certain Credit Agreement dated as of February 26, 1996 between Borrower and Lender (the "Credit Agreement")), Borrower warrants the title to the Real Estate, the Improvements, the Equipment ***[, the Ground Lease]*** and the balance of the Mortgaged Property. ***[In addition, Borrower represents and warrants that (i) the Ground Lease is in full force and effect and has not been modified in any manner whatsoever, (ii) there are no defaults under the Ground Lease and no event has occurred, which but for the passage of time, or notice, or both, would constitute a default under the Ground Lease, (iii) all rents, additional rents and other sums due and payable under the Ground Lease have been paid in full, and (iv) no action has commenced and no notice has been given or received for the purpose of terminating the Ground Lease.]*** Borrower also represents and warrants that (i) Borrower is now, and after giving effect to this Mortgage will be in, a solvent condition, (ii) the execution and delivery of this Mortgage by Borrower does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the Bankruptcy Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against Borrower, (iii) .

        (c) LEASES. (i) Borrower is the sole owner of the entire landlord's interest in the Leases (as such term is defined in that certain Assignment of Leases and Rents (the "Assignment of Leases") dated as of the date hereof made by Borrower in favor of Lender), (ii) the Leases are valid and enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever except as herein set forth, (iii) no rent reserved in the Leases has been assigned, pledged or in any manner transferred or hypothecated, except pursuant to this Mortgage or the Assignment of Leases, and (iv) no rent for any period more than thirty (30) days subsequent to the date of this Mortgage has been collected in advance of the time when the same became due under the terms of the Leases.

        (d) PAYMENT OF OBLIGATIONS. Borrower will pay and perform the Obligations at the time and in the manner provided for its payment in the Note and in the other Credit Facility Documents (as such term is defined in the Credit Agreement) .

        (e) MAINTENANCE OF MORTGAGED PROPERTY; WASTE. Borrower shall preserve and maintain the Mortgaged Property in good repair, working order and condition, excepting ordinary wear and tear, and shall not commit or permit the commission of waste . against the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Lender. Failure, refusal or neglect of Borrower to pay any taxes or assessment or any utility rates levied, assessed or imposed upon the Mortgaged Property, and/or nonpayment of any premiums for insurance, shall constitute waste, and shall entitle Lender to exercise the remedies provided in this Mortgage, as well as those afforded by law. Borrower will not, without obtaining the prior consent of Lender, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof .

        (f) PAYMENT OF TAXES; DISCHARGE OF LIENS.

        (i) Borrower shall pay when due, and before any interest, collection fees or penalties accrue, all taxes, assessments, encumbrances, liens, mortgages, deeds of trust, water or sewer charges and other charges and impositions, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Real Estate, now or hereafter levied, assessed or existing with respect to the Mortgaged Property, or any part of it (the "Impositions"), prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof and Borrower will deliver to Lender receipts showing payment of the Impositions prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. If Borrower fails to pay any of the Impositions, Lender, at its option, may pay such Impositions and the monies paid shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender with interest at the higher of (A) the interest rate, if any, charged by the particular entity levying or assessing the Impositions, or (B) the highest rate charged by Lender on any of the Obligations (but in either case not to exceed the maximum interest rate permitted by law) .

        (ii) Upon the occurrence of a default under this Mortgage or any other Credit Facility Document, at the option of Lender, Borrower shall pay to Lender, in advance on the fifteenth day of each month, a pro rata portion (as determined by Lender) of all Impositions levied, assessed or existing on the Mortgaged Property. In the event that sufficient funds have been deposited with Lender to cover the amount of the Impositions when they become due and payable, Lender shall, in its discretion, (A) return any excess to Borrower, or (B) credit such excess against future payments to be made to such escrow fund. In the event that sufficient funds have not been deposited to cover the amount of the Impositions at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender. Lender shall not be required to keep a separate account or to pay Borrower any interest on the funds held by Lender for the payment of the Impositions pursuant to this
Section 1(f) (ii) or for the payment of insurance premiums under Section 1(h)
(v) below, or on any other funds deposited with Lender in connection with this Mortgage. The funds on deposit with Lender are further security for the Obligations and if an Event of Default occurs under this Mortgage, any funds remaining on deposit with Lender may be applied against the Obligations at any time after the Event of Default occurs, and without notice to Borrower.

        (g) TRANSFER OR ENCUMBRANCE OF MORTGAGED PROPERTY. Except as set forth in the Credit Agreement, no part of the Mortgaged Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in Borrower (whether partnership, stock, equity, beneficial, profit, loss or otherwise) shall in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Lender, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Lender has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made. In the event ownership of the Mortgaged Property, or any part, becomes vested in any person(s) other than Borrower, Lender may deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with the Borrower, without discharging or otherwise affecting the lien of this Mortgage or Borrower's obligations under this Mortgage.

        (h) INSURANCE. (i) Borrower shall keep the Improvements and Equipment insured for the benefit of Lender against fire, standard extended coverage perils and other hazards and risks, including, without limit, vandalism and malicious mischief, as Lender may from time to time require and shall further provide flood insurance (if the Mortgaged Property is situated in an area which is considered a flood risk area by the United States Department of Housing and Urban Development, and for which flood insurance is available under the National Flood Insurance Act of 1968, as amended) or a certification in form satisfactory to Lender from a licensed surveyor, appraiser or professional engineer or other qualified person that no portion of the Real Estate is located in a federally designated "special flood hazard area", loss of rents insurance, general liability and product liability insurance and any other insurance as Lender may reasonably require from time to time. All insurance shall be in amounts and in forms and with companies as is required under the terms of the Credit Agreement.

        (ii) Borrower shall deliver to Lender the policies evidencing the required insurance with premiums fully paid for one year in advance, and with standard mortgagee clauses (making all losses payable to Lender) . Renewals of the required insurance (together with evidence of premium prepayment for one (1) year in advance) shall be delivered to Lender at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Lender thirty (30) days prior written notice of cancellation or amendment. Should Borrower fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals as provided above, Lender may have the insurance issued or renewed (and pay the premiums on it for the account of Borrower) in amounts and with companies and at premiums as Lender deems appropriate. If Lender elects to have insurance issued or renewed to insure Lender's interest, Lender shall have no duty or obligation of any kind to also insure Borrower's interest or to notify Borrower of Lender's actions. Any sums paid by Lender for insurance, as provided above, shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender, as the case may be, with interest on those sums at the highest rate charged by Lender on any of the Obligations (but not to exceed the maximum interest rate permitted by law) .

        (iii) In the event of loss or damage, the proceeds of all required insurance shall be paid to Lender. No loss or damage shall itself reduce the Obligations. Lender or any of its employees is each irrevocably appointed attorney-in-fact for Borrower and is authorized to adjust and compromise each loss without the consent of Borrower, to collect, receive and receipt for the insurance proceeds in the name of Lender and Borrower and to endorse Borrower's name upon any check in payment of the loss. The proceeds shall be applied first toward reimbursement of all costs and expenses of Lender in collecting the proceeds (including, without limit, court costs and reasonable attorneys' fees), and then toward payment of the Obligations or any portion of it, whether or not then due or payable and in whatever order of maturity as Lender may elect, or Lender, at its option, may apply the insurance proceeds, or any part of them, to the repair or rebuilding of the Mortgaged Property. If Lender elects to restore or repair the Mortgaged Property, Borrower and Lender shall enter into a written agreement satisfactory to Lender providing for the terms under which the insurance proceeds shall be released. Application of proceeds by Lender toward later maturing installments of the Obligations shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

        (iv) In the event of a foreclosure of this Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Mortgaged Property shall succeed to all of the rights of Borrower under the insurance policies including, without limit, any right to unearned premiums and to receive the proceeds.

        (v) Upon the occurrence of a default under this Mortgage or any other Credit Facility Document, at the option of Lender, Borrower shall pay to Lender, in advance on the first day of each month, a pro rata portion of the annual premiums due (as estimated by Lender) on the required insurance. In the event that sufficient funds have been deposited with Lender to cover the amount of the insurance premiums when the premiums become due and payable, Lender shall pay the premiums. In the event that sufficient funds have not been deposited with Lender to pay the insurance premiums at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender.

          ***[(vi) The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Mortgage .]***

        (i) COMPLIANCE WITH LAW AND OTHER MATTERS. Borrower will comply with all federal, state and local laws, ordinances, rules, regulations and restrictions relating to the ownership, use, occupancy and operation of the Mortgaged Property. Borrower shall be solely responsible to apply for and secure any building permit or permission of any duly constituted authority for the purpose of doing any of the things which Borrower is required or permitted to do under the provisions of this Mortgage. Further, Borrower will comply with, perform Borrower's obligations under, and enforce the obligation of all other parties to all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents and/or other instruments affecting or relating to the use and/or occupancy of the Mortgaged Property.

        (j) ALTERATION OF IMPROVEMENTS. (i) Without the prior written consent of Lender, Borrower will not remove any building, structure or other improvement forming part of the Mortgaged Property .

            (ii) Borrower may from time to time make alterations, replacements, additions, changes, and improvements (collectively, "Alterations") in and to the Mortgaged Property as Borrower may find necessary or convenient for its purposes; provided, however, that no such Alterations shall decrease the value of the Mortgaged Property. All work with respect to any Alteration shall be done in a good and workmanlike manner by properly qualified and licensed personnel, and such work shall be diligently prosecuted to completion.

            (iii) Borrower shall pay the costs of any Alterations done on the Mortgaged Property, and shall keep the Mortgaged Property free and clear of liens of any kind. Borrower shall indemnify and defend Lender from and against any liability, loss, damage, costs, attorneys' fees, and any other expense incurred as a result of claims of lien by any person performing work or furnishing materials or supplies for Borrower or any person claiming under Borrower.

            (iv) No Alteration shall be undertaken until Borrower shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Any Alteration involving an estimated cost of more than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) shall be conducted under the supervision of a licensed architect or engineer selected by Borrower and satisfactory to Lender and shall be made in accordance with detailed plans and specifications ("Plans and Specifications") and cost estimates prepared by such architect or engineer and approved in writing in advance by Lender. Any Alteration shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and all laws and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Mortgaged Property.

              (v) In connection with any Alteration involving an estimated cost in excess of Twenty-Five Thousand and 00/100 Dollars ($25,000.00), Lender shall have the right to require Borrower to post a bond or other security reasonably satisfactory to Lender to insure the completion of such Alteration.

         (k) OBLIGATION TO REBUILD. (i) If any portion of the Mortgaged Property is damaged or destroyed by fire or other casualty, Lender shall forthwith give notice thereof to Lender. Borrower shall, at its sole cost and expense, forthwith repair, restore, rebuild or replace the damaged or destroyed improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law or are approved by Lender in Lender's reasonable discretion. Lender, in such event, shall, to the extent the proceeds of the insurance are made available to Lender, reimburse Borrower for the costs of making such repairs, restoration, rebuilding and replacements on such terms as Lender may reasonably require. To the extent, if any, that the proceeds of insurance made available as aforesaid are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, Borrower shall pay the amount by which such costs exceed the insurance proceeds made available as aforesaid.

         (ii) Notwithstanding the foregoing, in the event that Borrower fails to commence the repair or restoration of the Mortgaged Property pursuant to this Section 1(k) within sixty (60) days after the casualty, or if Borrower abandons or fails to diligently pursue completion of such repair or restoration (as determined in Lender's reasonable judgment), then Lender shall be entitled to apply the insurance proceeds first towards reimbursement of all costs and expenses of Lender in collecting the proceeds (including, without limit, court costs and reasonable attorneys' fees), and then toward any payment of the Obligations or any portion of it, whether or not then due or payable and in whatever order of maturity as Lender may elect. Application of proceeds by Lender toward later maturing installments of the Obligations shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

         (1) RECORDING. Borrower will cause this Mortgage, any supplemental or restated mortgage and any financing and continuation statements required by the applicable Uniform Commercial Code to be recorded and filed at Borrower's expense in such manner and in such place as may, in Lender's opinion, be necessary or proper.

         (m) ADDITIONAL ASSURANCES. Borrower will execute and deliver additional instruments and take additional actions as Lender may reasonably request to carry out the terms and conditions of this Mortgage.

         (n) BOOKS AND RECORDS; INSPECTION RIGHTS. Borrower will at all times maintain accurate and complete books and records and copies of all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents, contracts and/or other instruments with respect to the Mortgaged Property. Lender may inspect and make copies of those books and records and any other data relating to the Mortgaged Property. Lender may inspect the Mortgaged Property at such reasonable times as Lender shall determine. Borrower will promptly provide to Lender reports concerning the income, expenses and financial and other conditions of the Mortgaged Property as may be required from time to time by Lender.

         (o) RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times subject to the rights, duties and obligations under that certain lease (the "Lease") dated as of _______________, 19 between Borrower and ___________________
("Tenant") .

        (p) ENVIRONMENTAL PROVISIONS. For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is subject to regulation under any Environmental Requirement, (ii) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.
Section 1801.et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.) and the Federal Water

Pollution Control Act (33 U.S.C. Section 1251 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term "diligent inquiry" shall mean a level of inquiry at least equal to any environmental site assessment of the Mortgaged Property conducted in accordance with Lender's environmental policies and procedures. Borrower hereby represents and warrants to Lender that to the best of Borrower's knowledge after diligent inquiry (i) no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property, ***[except as specifically set forth in _____________,]***
(ii) no Hazardous Material has been or is currently located at, in, on, under or about the Mortgaged Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, and (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Mortgaged Property is outstanding, nor has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Mortgaged Property into full compliance with all Environmental Requirements. Borrower shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on Borrower, Lender or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. Borrower shall notify Lender promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Lender copies of any notices received by Borrower relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Lender, Borrower or the Mortgaged Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Mortgaged Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Borrower shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Lender, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Borrower shall commence such necessary action within such thirty
(30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If Borrower fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Lender may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Lender (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Borrower and shall bear interest at the Default Rate (as hereinafter defined) from the date any such sums are so advanced or paid by Lender until the date any such sums are repaid by Borrower to Lender. Borrower will execute and deliver, promptly upon request, such instruments as Lender may deem useful or necessary to permit Lender to take any such action, and such additional notes and mortgages, as Lender may require to secure all sums so advanced or paid by Lender. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrower or for which Borrower is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then Borrower will, within thirty (30) days from the date that Borrower is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by Lender if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Lender and is sufficient to effect a complete discharge of such lien on the Mortgaged Property. Lender may, at its option, at intervals of not less than one year, or more frequently if Lender reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm Borrower's compliance with the provisions of this paragraph, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. Borrower will defend, indemnify, and hold harmless Lender, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by Borrower of any of the provisions of this paragraph, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of Lender hereunder. This indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of Borrower. If this Mortgage is foreclosed or Borrower tenders a deed or assignment in lieu of foreclosure, Borrower shall deliver the Mortgaged Property to the purchaser at foreclosure or to Lender, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. The obligations and liabilities of Borrower under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Obligations has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by Lender, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of any other fact or circumstance of any nature whatsoever.

         (q) REPORTING REQUIREMENTS. Borrower hereby covenants and agrees to deliver financial statements in accordance with its obligations set forth in
Section 4(c) of the Credit Agreement.

         (r) INDEMNIFICATION. Borrower shall appear in and defend any suit, action or proceeding that might in any way and in the sole judgment of Lender affect the value of the Mortgaged Property, the validity, enforceability and priority of this Mortgage or the rights and powers of Lender. Borrower shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Lender for any and all loss, damages, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, (but excluding any such losses, claims, damages, liabilities, costs and expenses directly caused to be incurred by reason of the gross negligence or willful misconduct of the person otherwise to be indemnified and held harmless under this Section) and the sum of such expenditures shall be secured by this Mortgage and shall bear interest at the highest rate accruing on the Obligations, not to exceed the maximum rate permitted by law, and shall be due and payable on demand. Borrower shall pay cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit, including appellate proceedings, brought by Lender to foreclose or otherwise enforce this Mortgage.

         (s) ESTOPPEL CERTIFICATES. Borrower shall, within ten (10) days after written request therefor from Lender, and at Borrower's expense, furnish to Lender, or such other persons or entities as Lender shall designate, a duly acknowledged and certified written statement setting forth the amount of the Obligations, and stating either that no setoffs or defenses exist against such debt, or, if such setoffs or defenses are alleged to exist, the nature and amount thereof.

         (t) CHANGES IN LAWS REGARDING TAXATION. In the event of the passage after the date of this Mortgage of any law of the state in which the Real Estate is located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note or the other Credit Facility Documents, Borrower shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Lender, whichever is less, provided, however, that if, in the opinion of the attorneys for Lender, Borrower is not permitted by law to pay such taxes,

Lender shall have the right, at its option, to declare the Obligations due and payable on a date specified in a prior notice to Borrower of not less than thirty (30) days.


***[     2. THE GROUND LEASE
         -------------------

         (a) THE GROUND LEASE. Borrower shall (i) pay all rents, additional rents and other sums required to be paid by Borrower as ground lessee under and pursuant to the provisions of the Ground Lease, it being agreed and understood that such rents, additional rents and other sums shall be paid through funds made available to Borrower from the Lockbox Account (as such term is defined in the Credit Agreement) as permitted pursuant to the terms and conditions of the Lockbox Agreement (as such term is defined in the Credit Agreement) to the extent of available funds in such Lockbox Account, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as ground lessee thereunder, to be performed and observed, unless such performance or observance shall be waived or not required in writing by the ground lessor under the Ground Lease, to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower, as ground lessee, under the Ground Lease, and (iii) promptly notify Lender of the giving of any notice by the ground lessor under the Ground Lease to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Borrower, as ground lessee thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Borrower hereby assigns to Lender, as further security for the payment of the Obligations and for the performance and observance of the terms, covenants and conditions of this Mortgage, all of the rights, privileges and prerogatives of Borrower, as ground lessee under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. Without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as ground lessee thereunder, to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of lessees and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action. If the ground lessor under the Ground Lease shall deliver to Lender a copy of any notice of default sent by said ground lessor to Borrower, as ground lessee under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Borrower shall, from time to time, obtain from the ground lessor under the Ground Lease such certificates of estoppel with respect to compliance by Borrower with the terms of the Ground Lease as may be requested by Lender. Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise, either jointly or individually, any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. ]***

***[      (b) NO MERGER OF FEE AND LEASEHOLD ESTATES. So long as any portion of the Obligations shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Real Estate and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge, but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower or in any other person, by purchase, operation of law or otherwise. If Lender shall acquire the fee title to the Real Estate and the leasehold estate therein created pursuant to the provisions of the Ground Lease, by foreclosure of this Mortgage or otherwise, such estates shall not merge as a result of such acquisition and shall remain separate and distinct for all purposes after such acquisition unless and until Lender shall elect to merge such estates.]***

***[      3. BORROWER ACOUISITiON OF FEE ESTATE. So long as any portion of the
Obligations remains unpaid, unless Lender shall otherwise consent, if Borrower shall acquire fee title to the Real Estate the lien of this Mortgage shall be spread to cover the fee estate and said fee estate shall be deemed to be included within the definition of the Mortgaged Property. Borrower shall, at its sole cost and expense, execute such instruments as Lender deems useful or necessary to subject the fee estate to the lien of this Mortgage.]***

***[     4.  LANDLORD BANKRUPTCY. Upon the filing by or against the landlord under the Ground Lease of a petition pursuant to Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law (the "Bankruptcy Code"), and the subsequent rejection of the Ground Lease by the landlord thereunder, Borrower shall not, without the prior written consent of Landlord, (i) elect to treat the Ground Lease as terminated pursuant to Section 365(h) (1) of the Bankruptcy Code, or (ii) pursuant to Section 365(h) (2) of the Bankruptcy Code, offset against the rents reserved under the Ground Lease the amount of any damages caused by the landlord's rejection of the Ground Lease. Borrower shall promptly, and so as to be received prior to all hearing dates, return dates or other deadlines, send to Lender copies of all notices, summonses, pleadings, applications and other documents received by Borrower in connection with such petition or proceeding by the landlord under the Ground Lease .]***

         5. OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Borrower may have against any assignor of this Mortgage and the Note, and no such offset, counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Mortgage or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         6. NO CREDITS ON ACCOUNT OF THE OBLIGATIONS. Borrower will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Impositions assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Obligations.

         7. OTHER SECURITY FOR THE OBLIGATIONS. Borrower shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Obligations, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

         8. DOCUMENTARY STAMPS. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, Borrower will pay for the same, with interest and penalties thereon, if any.

         9. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

         10. APPLICATION OF CONDEMNATION AWARDS.
             -----------------------------------

         (a) CONDEMNATION AWARD. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Borrower shall continue to pay the obligations at the time and in the manner provided for its payment in the Note and this Mortgage and the obligations shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender to the discharge of the Obligations. Any eminent domain or condemnation proceeds shall be paid directly to Lender and applied toward reimbursement of all Lender's costs and expenses incurred in connection with collecting the award (including, without limit, court costs and reasonable attorneys' fees), and the balance applied upon the obligations whether or not then due or payable in whatever manner Lender deems advisable.

         (b) APPOINTMENT OF LENDER. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and is authorized to receive, receipt for, discharge and satisfy any condemnation award or judgment, whether joint or several, on behalf of Borrower, Borrower's legal representatives, successors and assigns; provided, however, that Lender shall not be liable for failure to collect any condemnation award. Although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Lender, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever.

         11. ADDITIONAL SECURITY/ASSIGNMENT OF RENTS AND LEASES.
             ---------------------------------------------------

         (a) SECURITY INTEREST. (i) This Mortgage, as to any Equipment, fixtures, accounts, general intangibles and order personal property included within the definition of Mortgaged Property (collectively, "Personal Property"), shall constitute a security agreement within the meaning of the Uniform Commercial Code and Borrower grants to Lender a security interest in the Equipment, fixtures, accounts, general intangibles and other personal property of Borrower. Borrower agrees, upon request of Lender, to promptly furnish a list of personal property owned by Borrower and subject to this Mortgage and, upon request by Lender, to immediately execute, deliver and/or file any amendments to this Mortgage, any separate security agreement and all financing statements to evidence and perfect the security interest in such personal property contemplated by this Section. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and each is authorized to execute, deliver and/or file any of such amendments to this Mortgage, any separate security agreement and any financing statements.

                  (ii) Upon the occurrence of any Event of Default under this Mortgage, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies of a secured party under the Uniform Commercial Code or otherwise provided by law or by this Mortgage including, without limit, the right to require Borrower to assemble the personal property and make it available to Lender at a place to be designated by Lender which is reasonably convenient to such parties, the right to collect all accounts receivable, the right to take possession of the personal property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Borrower agrees that any requirement of reasonable notice, if any, shall be met if Lender sends notice to Borrower at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice. Borrower agrees that the proceeds of any disposition of the personal property may be applied by Lender first to Lender's reasonable expenses in connection with the disposition including, without limit, reasonable attorneys' fees and legal expenses, and then to payment of the Obligations.

         (b) LICENSES AND PERMITS. As additional security for the Obligations and to the extent permitted by their terms, Borrower assigns to Lender all of Borrower's rights and interest in all licenses or permits affecting the Mortgaged Property. This assignment shall not impose upon Lender any obligations with respect to any license or permit. Borrower shall not cancel or amend any of the licenses or permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Mortgaged Property) without the first obtaining the written approval of Lender.

         (c) ASSIGNMENT OF RENTS AND LEASES. (i) Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower's right, title and interest in and to all Leases (but without an assumption by Lender of liabilities of Borrower under any of the Leases by virtue of this assignment), and Borrower assigns to Lender the Leases, Rents, issues and profits of the Mortgaged Property provided, however, that upon payment in full of the Indebtedness and performance of all Obligations under the Credit Agreement, Lender shall terminate the assignment without representation (express or implied) and without any recourse whatsoever to Lender.

                  (ii) At least annually, and more frequently if requested by Lender, Borrower shall provide Lender with a certified rent roll and such other information regarding the leases and/or occupancy agreements as Lender may reasonably require.

                  (iii) Borrower acknowledges and confirms that Lender has a present, possessory and "choate" interest in and to the Rents.

                  (iv) Lender shall at no time have any obligation whatever to attempt to collect rent or other amounts from any tenant of the Mortgaged Property. Further, Lender shall have no obligation to enforce any other obligations owed by tenants of the Mortgaged Property. No action taken by Lender under this Mortgage shall make Lender a "mortgagee in possession."

                  (v) Borrower shall not collect advance rent under any lease or occupancy agreement pertaining to the Mortgaged Property in excess of one month (other than as a security deposit) and Lender shall not be bound by any rent prepayment made or received in violation of this prohibition.

                  (vi) At the option of Lender, this Mortgage shall become subordinate, in whole or in part (but not with respect to priority as to insurance proceeds or any condemnation award) to any or all leases and/or occupancy agreements of all or part of the Mortgaged Property upon the execution and recording by Lender of an affidavit to that effect.

             ***[ (vii) Lender shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291-f of the Real Property Law of New York.]***

                  (viii) In addition to the rights which Lender may have herein, in the event of any default under this Mortgage, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Borrower. Upon default in any such payment, Borrower will vacate and surrender possession of the Mortgaged Property to Lender, or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

                  (ix) Nothing contained in this Section 11(c) shall be construed as imposing on Lender any of the obligations of the lessor under the Leases.

         12. EVENTS OF DEFAULT AND REMEDIES.
             -------------------------------

         (a) EVENTS OF DEFAULT. Any one or more of the following events shall, for purposes of this Mortgage, constitute an "Event of Default":

                  (i) If an Event of Default, as defined in the Credit Agreement, shall occur.

                  (ii) Failure by Borrower to pay within twenty (20) days of notice and demand by Lender, any installment of any assessment against the Real Estate and/or Improvements for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Real Estate and/or the Improvements, notwithstanding the fact that such installment may not be due and payable at the time of such notice and demand.

                  (iii) The filing of any Federal tax lien against the Real Estate and/or the Improvements and the same is not discharged of record within thirty (30) days after the same is filed.

                  (iv) Any failure by Borrower (or any Guarantor) to comply with any of the non-monetary terms, provisions, warranties or covenants of this Mortgage, which failure continues for thirty (30) days after the date of written notice to Borrower (or Guarantor) from Lender of such default.

                  (v) Institution of foreclosure proceedings or other exercise of rights and remedies under any mortgage, deed of trust or other lien against the Real Estate and/or the Improvements (or any portion thereof).

                  (vi) If an Event of Default shall occur under any other mortgage or deed of trust securing the Obligations.

                  (vii) Any uninsured loss, theft, substantial damage or destruction to the Real Estate and/or the Improvements in excess of $50,000 or the issuance or filing of any attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to the Real Estate and/or the Improvements which is not discharged or dismissed within thirty
         (30) days of the date of filing.

                  ***[(viii) Any default by Borrower in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower, as ground lessee thereunder, to be observed or performed, unless any such observance or performance shall have been waived or not required in writing by the ground lessor under the Ground Lease, or if any one or more of the events referred to in the Ground Lease shall occur which would or may cause the Ground Lease to terminate without notice or action by the ground lessor thereunder or which would entitle the ground lessor under the Ground Lease to terminate the Ground Lease and the term thereof by giving notice to Borrower, as ground lessee thereunder, or if the leasehold estate created by the Ground Lease shall be surrendered, in whole or in part, or if the Ground Lease shall be terminated or cancelled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the consent of Lender;]***


         (b) REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, Lender shall have the following rights and remedies:

                  (i) Declare all or part of the Obligations immediately due and payable.

                  (ii) Demand that Borrower immediately surrender the possession of the Mortgaged Property to Lender, and Borrower consents to Lender taking possession of the Mortgaged Property and the books and records relating to the Mortgaged Property.

                  (iii) Lease the Mortgaged Property and collect rents for the account of Borrower.

                  (iv) Foreclose the interest of Borrower in the Mortgaged Property by action pursuant to applicable law. Commencement of such an action shall be deemed a declaration of acceleration pursuant to clause
         (i) above.

                  (v) Lender is authorized and empowered to sell the Mortgaged Property and convey the same to the purchaser thereof to the extent permitted and pursuant to the procedures provided by applicable law. Lender may direct the sale of the Mortgaged Property to be in one or several parcels and in any order as Lender may elect in its sole discretion at such time and place, upon such terms and after such notice as may be required or permitted by applicable law.

                  (vi) Collect and receive all rents, profits and other amounts that are due or shall subsequently become due under the terms of any leases, land contract, or other agreements by which Borrower is leasing or selling the

         Mortgaged Property or any interest in the Mortgaged Property. Lender may also exercise any other rights or remedy of Borrower under any such lease, land contract or other agreement. However, Lender shall have no obligation to make any demand or inquiry as to the nature of sufficiency of any payment received or to present or file any claim or take any other action to collect or enforce the payment of any amounts to which Lender may become entitled under this Mortgage. Similarly, Lender shall not be liable for any of Borrower's obligations under any such lease, land contract or other agreement.

                  (vii) Exercise all rights, remedies and privileges afforded a "secured party" under Article 9 of the Uniform Commercial Code, with respect to any of the Mortgaged Property which is personal property.

                  (viii) Enter upon the Mortgaged Property and take other actions as Lender deems appropriate to perform Borrower's obligations under this Mortgage to inspect, repair, protect or preserve the Mortgaged Property, to investigate or test for the presence of any Hazardous Materials and/or to appraise the Mortgaged Property.

                  (ix) Lender may, at its discretion, remedy any Event of Default by Borrower and for such purpose shall have the right to enter upon the Real Estate without thereby becoming liable to Borrower or any person in possession thereof holding under Borrower. If Lender shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Obligations, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Borrower to Lender upon demand. All such costs and expenses incurred by Lender in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by Borrower to Lender upon demand, with interest at the Default Rate (as such term is defined in the Credit Agreement), provided, however, that the Default Rate shall in no event exceed the maximum interest rate which Borrower may by law pay, for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender. To the extent any of the aforementioned costs or expenses paid by Lender after default by Borrower shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Mortgaged Property, (ii) premiums on insurance policies covering the Mortgaged Property, (iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to, the costs and expenses of any litigation to collect the indebtedness secured by this Mortgage or to prosecute, defend, protect or preserve the rights and the lien created by this Mortgage, or (iv) any amount, cost or charge to which Lender becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Mortgage and shall be secured by this Mortgage.

                  (x) Pursue any other available remedy at law or equity to enforce the payment of the Obligations.

        (c) REMEDIES GENERALLY. (i) All remedies provided for in this Mortgage shall be available to the extent not prohibited by law, and Lender shall have the unrestricted right to exercise any summary proceeding available at law or in equity in connection therewith. Each remedy shall be cumulative and additional to any other remedy of Lender at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of, or acquiescence in, any such default or Event of Default.

                  (ii) Lender may waive any Event of Default and may rescind any declaration of maturity of payments on the Obligations. In case of such waiver or recision, Borrower and Lender shall be restored to their respective former positions and rights under this Mortgage. Any waiver by Lender of any default or Event of Default shall be in writing and shall be limited to the particular default waived and shall not be deemed to waive any other default. Borrower shall not be relieved of Borrower's obligation to pay the Obligations at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (A) failure of Lender to comply with any request of Borrower to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other Credit Facility Document, (B) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Obligations, or (C) any agreement or stipulation between Lender and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note or any other Credit Facility Document, without first having obtained the consent of Borrower, and in the latter event, Borrower shall continue to be obligated to pay the Obligations at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Lender in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Lender may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Note or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Lender may resort for the payment of the Obligations to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Mortgage. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Lender under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

        (d) RECEIVERS. Upon an Event of Default and commencement of foreclosure proceedings to enforce the rights of Lender under this Mortgage, or the commission of waste against the Mortgaged Property, Lender shall be entitled as a matter of right, without regard to the value of the Mortgaged Property, to the appointment of a receiver or receivers of the Mortgaged Property and of the Rents, issues and profits of the Mortgaged Property, pending such proceedings and without notice to Borrower .

         (e) APPLICATION OF PROCEEDS. Any proceeds received by Lender from the exercise of remedies in accordance with the terms of this Mortgage shall be applied as follows:

                  (i) First, to pay all costs and expenses incidental to the leasing, foreclosure, sale or other disposition of the Mortgaged Property. These costs and expenses shall include, without limit, reasonable compensation to Lender, and its agents and attorneys and any taxes and assessments or other liens and encumbrances prior to the lien of this Mortgage.

                  (ii) Second, to all reasonable sums expended or incurred by Lender directly or indirectly in carrying out any term, covenant or agreement under this Mortgage or any related document, together with interest as provided in this Mortgage.

                  (iii) Third, to the payment of the Obligations. If the proceeds are insufficient to fully pay the Obligations, then application shall be made first to late charges and interest accrued and unpaid, then to any applicable prepayment premiums, then to unpaid fees and other charges and then to the outstanding principal balance.

                  (iv) Fourth, any surplus remaining shall be paid to Borrower or to whomsoever may be lawfully entitled.

         (f) MARSHALLING. In the event of foreclosure of this Mortgage or the enforcement by Lender of any other rights and remedies under this Mortgage, Borrower waives any right in respect to marshalling of assets which secure the Obligations or to require Lender to pursue its remedies against any other assets or any other party which may be liable for any of the Obligations.

         (g) FURTHER ACTIONS. Promptly upon the request of Lender, and at Borrower's expense, Borrower shall execute, acknowledge and deliver any and all further conveyances, documents, mortgages, deeds of trust, security agreements, financing statements and assurances, and do or cause to be done all further acts as Lender may from time to time require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

        (h) ATTORNEYS' FEES. Any reference in this Mortgage to attorneys' fees shall refer to fees, charges, costs and expenses of in-house and outside attorneys and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise. All costs, expenses and fees of any nature for which Borrower is obligated to reimburse or indemnify Lender are part of the Obligations secured by this Mortgage and are payable upon demand, unless expressly provided otherwise, with interest until repaid at the highest rate charged on any of the Obligations (but not to exceed the maximum rate permitted by law).

         13. MISCELLANEOUS.
             --------------

         (a) GOVERNING LAW. This Mortgage shall be construed in accordance with the laws of the State of [STATE WHERE PREMISES ARE LOCATED].

        (b) SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon the successors and assigns of Borrower including, without limit, any debtor in possession or trustee in bankruptcy for Borrower, and the rights and privileges of Lender under this Mortgage shall inure to the benefit of their respective successors and assigns. This shall not be deemed a consent by Lender to a conveyance by Borrower of all or any part of the Mortgaged Property or of any ownership interest in Borrower.

        (c) NOTICES. Notice from one party to another relating to this Mortgage shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth in this Mortgage by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, (iii) express mail or other overnight courier service, or (iv) telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier. Borrower's telecopier number is (313) 994-1376, and Lender's telecopier number is (212) 318-1468.

         (d) ENTIRE AGREEMENT: AMENDMENTS. This Mortgage and any agreement to which it refers state all rights and obligations of the parties and supersede all other agreements (oral or written) with respect to the lien granted by this Mortgage. Any amendment of this Mortgage shall be in writing and shall require the signature of Borrower and Lender.

         (e) PARTIAL INVALIDITY. The invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of the remaining provisions of this Mortgage.

         (f) SECURITY AGREEMENT. Unless specifically provided to the contrary, all of the terms and provisions of the Credit Agreement are hereby incorporated and shall become a part of this Mortgage.

         (g) USURY LAWS. This Mortgage and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

         (h) SOLE DISCRETION OF LENDER. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Note, this Mortgage or any other Credit Facility Document, Lender exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Lender and shall be final and conclusive.

         (i) SUPERIOR MORTGAGE. If Borrower fails to pay any installment of principal or interest or any other sum due under any mortgage or other lien superior in lien to the lien of this Mortgage, as the same becomes due and payable, Lender may, at its option, pay the same, and Borrower shall upon demand reimburse Lender for all sums so expended by Lender, with interest at a rate per annum equal to the Default Rate. All such sums expended by Lender, with interest, shall be secured by this Mortgage.

         (j) REASONABLENESS. If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under the Note, this Mortgage or any other Credit Facility Document, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Lender.

         (k) RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         (1) AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Borrower's part to be performed.

         (m) CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Borrower" shall mean each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Lender" shall mean Lender or any subsequent holder of the Note; the word "Note" shall mean the Note or any other evidence of indebtedness secured by this Mortgage; the word "Guarantor" shall mean each person guaranteeing payment of the obligations or any portion thereof or performance by Borrower of any of the terms of this Mortgage and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; the word "Obligations" shall mean all sums secured by this Mortgage; and the word "default" shall mean the occurrence of any default by Borrower or other person in the observance or performance of any of the terms, covenants or provisions of the Note or this Mortgage on the part of Borrower or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         (n) WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Mortgage and the Credit Agreement specifically and expressly provides for the giving of notice by Lender to Borrower, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Mortgage or the Credit Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         (o) ABSOLUTE AND UNCONDITIONAL OBLIGATION. Borrower acknowledges that Borrower's obligation to pay the Obligations in accordance with the provision of the Note and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Mortgage or the obligation of Borrower thereunder to pay the Obligations or the obligations of any other person relating to the Note or this Mortgage or the obligations of Borrower under the Note or this Mortgage or otherwise with respect to the loan secured hereby, and Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Borrower to pay the Obligations in accordance with the provisions of the Note and this Mortgage or the obligations of any other person relating to the Note or this Mortgage or obligations of Borrower under the Note or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by Borrower to collect the Obligations, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Obligations, in whole or in part.

         ***[ (p) TRUST FUND. Pursuant to Section 13 of the Lien Law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose***

         ***[ (q) NON-RESIDENTIAL PROPERTY. This Mortgage does not cover real property principally improved by one or more structures containing in the aggregate six (6) or less residential dwelling units having their own separate cooking facilities***

         (r) WAIVER OF STATUTORY RIGHTS. Borrower shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Borrower may do so under applicable law. Borrower for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Borrower hereby waives for itself and all who may claim through or under it, and to the full extent Borrower may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

         (s) RELATIONSHIP. The relationship of Lender to Borrower hereunder is strictly and solely that of lender and borrower and nothing contained in the Note, this Mortgage or any other Credit Facility Document is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as lender and borrower.

         (t) ACTIONS AND PROCEEDINGS. Lender shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

         (u) FILING OF MORTGAGE, ETC. Borrower forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Lender in, the Mortgaged Property. Borrower will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

         (v) HEADINGS, ETC. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         (w) INSPECTIONS. Any inspection, audit, appraisal or examination by Lender or Lender's agents of the Mortgaged Property or of information or documents pertaining to the Mortgaged Property is for the sole purpose of protecting Lender's interests under this Mortgage and is not for the benefit or protection of Borrower or any third party.

         (x) JOINT AND SEVERAL LIABILITY. In the event that more than one person or entity executes this Mortgage, the obligations of each person or entity shall be joint and several.

        (y) WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MORTGAGE OR THE OBLIGATIONS.

         (z) CONSUMER CREDIT. Notwithstanding anything in this Mortgage to the contrary, this Mortgage shall not secure any portion of the Obligations which is deemed to be consumer credit under the Truth in Lending Act.

         (aa) RELEASE OF THIS MORTGAGE. Borrower's obligations under this Mortgage shall terminate, and Lender shall release Borrower from its obligations hereunder, upon payment in full of the Indebtedness (as such term is defined in the Credit Agreement) or upon satisfaction of all terms and conditions of
Section 2 of the Credit Agreement in connection with the Revolving Loan related to the Real Estate.

         (ab) PERFORMANCE BY TENANT. Lender acknowledges that Borrower has entered into the Lease which is subject and subordinate to this Mortgage according to the terms and conditions of that certain Subordination, Non-Disturbance and Attornment Agreement dated as of the date hereof among Borrower, Lender and Tenant. Lender acknowledges that performance by Tenant under the terms of the Lease shall constitute Borrower's performance of its obligations under this Mortgage to the extent Tenant's performance satisfies Borrower's obligations to Lender under this Mortgage. This provision is not intended to be for the benefit of Tenant and Tenant is not a third party beneficiary of such provision.


[INSERT OTHER STATE SPECIFIC PROVISIONS]

        IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the day and year noted above.

WITNESSES:                       BORROWER:

                                 CAPTEC NET LEASE REALTY, INC.

- --------------------------


- --------------------------
                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:

STATE OF MICHIGAN   )
                    :  ss.:
COUNTY OF WASHTENAW )


         The foregoing Mortgage was acknowledged before me the ____ day of ________________, 199_, by [NAME OF SIGNING INDIVIDUAL], a/the [OFFICIAL TITLE OF SIGNING INDIVIDUAL] of CAPTEC NET LEASE REALTY, INC. a Michigan corporation on such corporation's behalf.



                                             -----------------------------------
                                             Notary Public

                                                         County,
                                             -----------        ----------------
                                             My Commission Expires:
                                                                   -------------


[Notary Public's Seal]


Prepared By and When Recorded
Return To:

Battle Fowler LLP
75 E. 55th Street
New York, New York 10022
Attention: Charles J. Hamilton, Jr., Esq.

                                   SCHEDULE A
                                   ----------



THIS SCHEDULE ATTACHED TO AND MADE A PART OF THE CERTAIN MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS, EXECUTED BY CAPTEC NET LEASE REALTY, INC., FOR THE BENEFIT OF CS FIRST BOSTON MORTGAGE CAPITAL CORP.

         Land in the [CITY] [TOWNSHIP] [VILLAGE] of ___________, [COUNTY] County, [STATE], described as:

                                   EXHIBIT N
                                   ---------

                          CAPTEC FINANCIAL GROUP, INC.

                            OPERATIONS POLICY MANUAL

                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
I.      CREDIT UNDERWRITING POLICIES
        ----------------------------

A.      Introduction                                                       2
        1.      Credit Philosophy                                          2
        2.      The Credit Organization                                    3
        3.      Delivering Quality Customer Service                        4

B.      Summary of the Credit Underwriting Process                         5

C.      Credit Committee                                                  10
        1.      Committee Members                                         10
        2.      Voting Requirements                                       10

D.      Credit Decision Making Authority                                  11
        1.      Credit Committee                                          11
        2.      Vice President - Credit and Credit Manager                11

E.      Franchise/Chain Concept Underwriting Process                      12
        1.      Minimum Concept Qualifications                            12
        2.      Review of UFOC                                            13
        3.      Credit Analysis of Franchisor Financial Statements        16
        4.      Analysis of Unit Closure Statistics                       18
        5.      Review of Litigation against Franchisor                   19
        6.      Survey of Franchisees                                     20
        7.      Minimum Credit Standards for Franchisees                  21
        8.      Report to Credit Committee on Concept                     22

F.      Financing Applicant Underwriting Process                          24
        1.      Standard Application                                      24
        2.      Review of Applicant's Financial Statements                25
        3.      Selection of Guarantors                                   27
        4.      Review of Principals' Personal Financial Statements       28
        5.      Review of Principals' Prior Operating Experience          29
        6.      Obtaining and Reviewing Personal Credit Reports           30
        7.      Obtaining and Reviewing Business Credit Reports           31
        8.      Reference Investigation                                   33
        9.      Site Review                                               34

                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
I.      CREDIT UNDERWRITING POLICIES (CONTINUED)
        ----------------------------------------

F.      Financing Applicant Underwriting Process (Continued)
        10.     Review of Franchise Agreement                             35
        11.     Report on Financing Application                           36
        12.     Decision to Approve or Decline                            37
        13.     Approval and Decline Letters                              38

Fl.     Supplemental Underwriting Requirements for
        Franchise Loans Secured by Mortgages
        1.      Limitation on Loan Terms & Conditions                     39
        2.      Franchise Concept Tiering System                          42
        3.      Concepts Approved for Secured Franchise Business Loans    46
        4.      Loan-To-Value Ratios                                      47
        5.      Fixed Charge Coverage Ratios                              48
        6.      Franchisee Operator Experience Requirements               49
        7.      Personal Guarantee Requirements                           50
        8.      Borrower's Use of Loan Proceeds                           51
        9.      Portfolio Concentration Limitations                       52
        10.     Processing of Approval Loan Applications                  53

G.      Definitions of Credit Analysis Terms                              54

H.      Credit Monitoring                                                 58
        1.      Updates on Franchise Concept Underwriting Reports         58
        2.      Monitoring Unit Level Performance Trends within Concepts  59
        3.      Monitoring High Concentration Customer Accounts           60



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                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----

II.     COLLECTION POLICIES
        -------------------

A.      Introduction                                                      61
        1.      Collection Philosophy                                     60
        2.      Portfolio Management Department Organization              63

B.      Account Monitoring                                                64
        1.      Standardized Payment Due Dates                            64
        2.      System Reports                                            65
        3.      On-Line Account Monitoring                                65
        3.      Payment Receipts                                          66
        4       Report Monitoring Frequency                               66

C.      Delinquent Accounts                                               67
        1.      Equipment Financings                                      67
        a.      Identification                                            67
                b.      S - 15 Day Procedures                             67
                c.      15 - 30 Day Procedures                            67
                d.      30 -45 Day Procedures                             68
                e.      45 - 90 Day Procedures                            68
                f.      Continuous Contact                                69
        2.      Mortgage Loans                                            70
                a.      Identification                                    70
                b.      5 - 15 Day Procedures                             70
                c.      15 - 30 Day Procedures                            70
                d.      30-45 Day Procedures                              71
                e.      45-90 Day Procedures                              71
                f.      Continuous Contact                                72
                D.      Defaulted Accounts                                73
        1.      Equipment Financings                                      73
                a.      Replacement of Franchisee and Assumption/Transfer
                        of Financing Contract                             73
                b.      Repossession and Taking Legal Action              73
                c.      Remarketing within Franchise System               74
                d.      Remarketing to Third Parties                      74
                e.      Enforcement of Rights under Financing Contract    75

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                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
II.     COLLECTION POLICIES (CONTINUED)
        -------------------------------

                f.      Enforcement of Franchisor Guarantees and
                        Remarketing Agreements                            75
                g.      Enforcement of Guarantees from Principals and
                        Other Obligor-Related Parties                     76
        2.      Mortgage Loans                                            77
                a.      Replacement of Franchisee and Assumption/Transfer
                        of Financing Contract                             77
                b.      Repossession and Taking Legal Action              77
                c.      Remarketing within Franchise System               78
                d.      Remarketing to Third Parties                      78
                f.      Enforcement of Franchisor Guarantees and
                        Remarketing Agreements                            78

E.      Problem Resolution Tools
        1.      Franchisor Support                                        79
                a.      Agreements with Franchisor                        79
                b.      Coordinating with Franchisor's Interests          79
        2.      Regional Sub-Franchisor Support                           79
        3.      Vendor Support                                            80
        4.      Facilitating Franchise Unit Transfer                      80

F.      Prepayments                                                       81
        1.      Methods of Quoting Prepayments                            81
        2.      Penalty Computation                                       31
        3.      Waiver of Prepayment Penalties                            82

G.      Equipment Lease Expirations                                       83
        1.      Communication to Lessee                                   83
        2.      Pricing & Negotiating with Lessee                         83
        3.      Handling and Sale of Returned Assets                      84

H.      Casualty & Theft                                                  85
        1.      Insurance                                                 85

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                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
III.    EQUIPMENT LEASE DOCUMENTATION PROCEDURES
        ----------------------------------------

A.      Introduction                                                      86
        1.      Documentation Department Organization                     87
        2.      Delivering Quality Customer Service                       88

B.      Standardized Documentation                                        89

C.      Documentation Checklists                                          90

D.      Preparation of Documents                                          91
        1.      Preliminary Procedures                                    91
                a.      Documentation File                                91
                b.      UCC and Financing Statements                      91
        2.      Review of Documentation File                              91
        3.      Assignment of Documentation File                          91
        4.      Lease Document Package                                    92
                a.      Confirmation of Legal Entity                      92
                b.      Arrangement for Direct Billing                    92
                c.      UCC Searches                                      92
                d.      Contact Credit Department                         92
        5.      Lease Documents                                           93
        6.      Verification of Returned Lease Documents from Lessee      94
        7.      Verification of Returned Lease Documents from Others      94
        8.      Confirmation of Delivery and Acceptance                   95
        9.      Preparation for Funding                                   95

E.      Legal Review of Documents                                         96

F.      Executions of Documents                                           97
        1.      Lessee and Guarantors Signatures                          97
        2.      Counsel Review                                            97

G.      Funding Procedures                                                98
        1.      Master Lease Funding Disbursement Summary                 98
        2.      Receipt of Post Closing Items                             98
        3.      Lessee's Copy of the Lease                                98
        4.      Final Submitting to Accounting                            98

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                          CAPTEC FINANCIAL GROUP, INC.
                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
IV.     MORTGAGE LOAN DOCUMENTATION PROCEDURES
        --------------------------------------

A.      Introduction                                                      100
        1.      Documentation Department Organization                     100
        2.      Delivering Quality Customer Service                       101

B.      Standardized Documentation                                        102

C.      Documentation Checklists                                          103

D.      Preparation of Documents                                          104
        1.      Mortgage Documentation File                               104
        2.      Initial Review of Documentation File                      104
        3.      Assignment of Real Estate Documentation File              104
        4.      Commitment Letter                                         105
        5.      Mortgage Documentation Package                            106
        6.      Mortgage Documents                                        107
                a.      Promissory Note                                   109
                b.      Mortgage or Deed of Trust                         110
                c.      Estoppel Letters                                  111
                d.      Guarantee                                         112
                e.      Opinions of Counsel                               113
                f.      Miscellaneous Closing Documents                   114
                g.      Real Estate and Business Valuations               115
                h.      Environmental Site Assessments                    116
                i.      Surveys                                           117
                j.      Certificate of Insurance                          118
                k.      Title Commitment                                  119
                l.      Lien and Judgment Search Results                  120
        7.      Prepayment Clauses                                        121
        8.      Verification of Returned Mortgage Documents
                from Borrower                                             122
        9.      Verification of Returned Mortgage Documents
                from Outside Services                                     122
        10.     Final Review of the Mortgage Document Package             122

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                            OPERATIONS POLICY MANUAL


                               TABLE OF CONTENTS
                                 --------------

                                                                         Page
                                                                         ----
IV.     MORTGAGE LOAN DOCUMENTATION PROCEDURES (CONTINUED)
        --------------------------------------------------

E.      Legal Review of Documents                                         123

F.      Funding Procedures                                                124

G.      Escrow Instructions                                               125


APPENDIX
- --------

Standard Credit Forms
- ---------------------
I.E.8           Report to Credit Committee on Concept (Guideline Form)
I.F.11          Report on Financing Application (Guideline Form)
I.F.12          Credit Transaction Form
I.F.13(a)       Credit Approval Letter
I.F.13(b)       Credit Decline Letter

Standard Collection Forms
- -------------------------
II.C.1.c        Notice of Default Letter
II.C.1.d-1      Notice of Default and Acceleration of Payments Letter (Obligor)
II.C.1.d-2      Notice of Default and Demand for Payment Letter (Guarantor)
II.C.1.f        Phone Log
II.G.1.a        Notice of Termination ($1 purchase option)
II.G.1.b        Notice of Termination (true lease)
II.G.2.a        Bill of Sale
II.G.2.b        Lease Renewal Agreement

Exhibits
- --------

I.F.1           Credit Application Form
II.B.2.a        Delinquency Report
II.B.2.b        Summary Past Due Report
III.D.5.a       Equipment Lease Agreement
III.D.5.b       Certificate of Delivery Acceptance
IV.C.           Real Estate Document Checklist
IV.D.7.b        Make-Whole Pre-Payment Clauses

                        I. CREDIT UNDERWRITING POLICIES

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section     A.  INTRODUCTION
- --------------------------------------------------------------------------------


1. CREDIT PHILOSOPHY - Captec's credit philosophy has been developed and refined throughout the Company's history and is viewed by management as dynamic. The Company's credit policies have been developed internally - designed for Captec's specific market focus on franchise and chain restaurant businesses and the various types of financing products provided to its customers in those markets. This is a specialized market demanding specialized credit policies.

     Captec's credit policies are proprietary. They have certain similarities to traditional commercial finance credit policies, but in other ways are unique to Captec.

     Captec believes that the credit decision making process is one of measuring strengths and weaknesses to make informed credit decisions. This is a process that includes considering the many inter-related facts of a particular applicant in relation to the Company's market expertise, past financing experiences, and credit underwriting policies. As such, it is not a process which can be entirely reduced to the administration of written policy.

     Therefore, these credit policies are designed as guidelines and principles for conducting the day-to-day business of underwriting and monitoring the credit-worthiness of Captec's potential and existing customers. These policies are not intended to be all-inclusive or absolute.

     With respect to credit decision making, Captec believes in the value of utilizing the "committee process" in conjunction with independent analysis and opinion formation. The Credit Committee is made up of persons who, on a day-to-day basis, represent a number of different functions of the Company, most of whom have a long-term vested interest in the Company's well-being. Credit Committee meetings are an open forum for discussion of each proposed financing based upon the information gathered during the credit analysis process - all Credit Committee members are encouraged to freely communicate their opinions. The Company believes that this approach leads to balanced credit decisions.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        1. CREDIT UNDERWRITING POLICIES
Sub-Section     A. INTRODUCTION

- --------------------------------------------------------------------------------

2. THE CREDIT ORGANIZATION - Captec has a Credit Department made up of a group of employees dedicated to the credit underwriting and monitoring process. Captec also has a Credit Committee which is responsible for making credit approval decisions. The following is the organizational chart for the credit organization.

                                |
                               Vice                   CREDIT COMMITTEE
                             President --------------    President
                              Credit                        CFO
                                |                        Sr.VP-S&M
                                |                       Credit Mgr.
                             Credit
                             Manager
                                |
         -----------------------|--------------------
         |                      |                    |
       Credit                 Senior              Credit
      Analysts                Credit              Clerk
                             Analyst



The Credit Department reports to the Company's senior management via the Chief Financial Officer and Senior Vice President - Administration.

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- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section     A.  INTRODUCTION
- --------------------------------------------------------------------------------



3. DELIVERING QUALITY CUSTOMER SERVICE - The credit underwriting process involves significant interaction with potential and existing customers. As a result, personnel in the Credit Department play an important role in delivering quality service to these customers.

     The Credit Department's customer service role is also unique because it must balance this commitment to deliver quality customer service with an even higher commitment to making independent credit decisions, which typically requires investigation and corroboration, rather than acceptance, of information supplied by customers.

     Among other things, quality customer service means:
        -   Professional communication
        -   Market expertise
        -   Timely response (see below)
        -   Genuine interest in the customers' needs

     Timely response addresses all of the various ways in which the Credit Department interfaces with customers. Most important of these is completing and communicating the credit decision. To this end, the Credit Department and Credit Committee should strive to maintain the standard of taking 5 business days subsequent to receipt of a completed application to communicate a credit decision to all financing applicants and 10 business days from receipt of all primary information to communicate a credit decision on all franchise/chain concept reviews.

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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

The analysis and approval process of a credit application varies depending on the nature of the credit (i.e. new program review, application under an established program, vendor applications, etc.).

It is the responsibility of the Vice President - Credit to oversee the credit analysis and approval process with support from the Credit Manager and Credit Committee. The Credit Committee meets weekly at 10:00 AM on Monday and, additionally, on an as needed basis as determined by the Vice President - Credit. The Credit Committee reviews new franchise concepts, as well as day-to-day transactions.

The following outlines the basic credit approval process used for the Company's principal sources of business:

NEW FRANCHISE CONCEPT REVIEW

Captec's Sales & Marketing Department monitors many franchise concepts, ranging from small, newly created concepts to large, mature concepts with established track records. This monitoring effort identifies target concepts which are selected to be considered for concept approval. At such time, the Sales & Marketing Department submits a request to the Credit Department to conduct a franchise concept review to determine if the concept should be approved for Captec to provide financing to its franchisees.

A review of a new franchise concept involves analysis of the franchisor's history and existing operations. If the program is approved, franchise lease applications are reviewed on a deal by deal basis.

The following factors are included in reviewing a franchisor:

     FRANCHISOR'S OPERATING HISTORY - A Uniform Franchise Offering Circular
     (UFOC) is obtained for examination of a particular Franchisor. The examination includes an analysis of the financial condition of the franchisor, a study of the historical failure rates experienced by the franchise system, a review of prior and pending litigation against the franchisor, a review of the minimum financial requirements for new franchisees, and consideration of the number of years in the business of franchising.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------

     EVALUATION OF THE BUSINESS OPPORTUNITY - A review of the quality of the opportunity at the individual franchisee store unit level. This includes review of the sales to investment ratio, unit level sales and income statistics, the concept's market penetration, and the level of direct competition.

     EVALUATION & SURVEY OF EXISTING FRANCHISEES - A telephone survey of a random sampling of existing franchisees. The survey addresses issues such as historical and projected sales and profitability figures, the quality of franchisor support, and overall franchisee satisfaction with their franchise.

The franchise concept review must also include a review of the standard store unit equipment package, the average prices thereof and the vendors from whom Captec would purchase such equipment. Equipment items which are new to Captec and of a material cost amount must be researched: product brochures obtained, fair market prices verified and vendors subjected to reference checks.

In addition, the Credit Department must, in coordination with the sales department, work together with the franchisor to discuss various options with respect to support to be provided by the franchisor. This support can be in the form of guarantees, limited recourse arrangements, remarketing agreements, etc. Franchisor support may be offered in advance by the franchisor or may be requested by Captec as a condition to concept approval. The concept analysis must include consideration of the need for the franchisor's support relative to such items as the financial strength of the typical franchisee and the historical failure rates in the system. Additionally, the ability of the franchisor to meet any of its support obligations, particularly financial and operating obligations must be considered.

Other general information should be gathered regarding the franchisor's future plans for royalty revenue growth, projected new franchise unit growth, and the annual volume of financing expected to be utilized under the proposed financing program.

All of this information must be summarized in a written report that is presented to the Credit Committee for consideration. The Credit Committee is charged with considering the credit quality of the franchisor as well as the "fit" of the proposed program with Captec's market strategy. Based upon all of this information, the Credit Committee must decide whether or not to approve the concept.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------

FRANCHISEE APPLICATION REVIEW

A franchise concept review approval must include the establishment of standard franchisee credit requirements and criteria. Each franchisee application must be reviewed individually based upon these standards. Such standards typically include minimum net worth and liquidity criteria, a range of acceptable "cost to open" amounts and maximum debt to worth ratios.

A franchisee application review cannot be commenced by the Credit Department until a countersigned proposal is received back from the franchisee and the commitment fee is paid by such applicant. The commitment fee is refundable if the application is declined, less expenses incurred by Captec, but is otherwise non-refundable. Payment of this fee is an important indication of the applicant's good faith in actually closing on the proposed financing. Thus, this policy is intended to prevent the occurrence of withdrawn applications that waste the time and efforts of the Credit Department and Credit Committee.

Additionally, the credit review process typically should not be commenced until a complete application package is received from the applicant. Information required for a franchisee application includes:

        -   Completed lease application
        - Business financial statements (unless first time franchisee), typically including 2 years of annual comparative financial statements and, if financial statements are either prepared by management or compiled, then 2 years of federal tax returns will also be required
        -   Capitalization structure
        -   Bank references and verification of assets
        -   Demographic and site information
        -   Personal information on guarantors:
                Personal financial statements (including personal income statement) 2 most recent years' personal tax returns
        - Monthly projections for the first 12 months of operation of the new unit
        -   Summary of work experience and who will run the business

Review of a new franchisee requires an extensive investigation of the applicant's principal officers. Information on the principals is very important for new franchisee transactions, because they are generally the key to a successful franchise store. In this regard, the

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------

analysis focuses on personal financial resources, personal credit reports and previous operating experience. In addition, liquid assets, personal net worth, initial cash investment, and secondary sources of household income are measured against pre-established criteria. These criteria vary depending on the franchise system and lease or loan requirements.

Review of multi-unit franchisees focuses on the operating history of the existing store units and the capital resources available before and after opening the proposed unit. Detailed analysis is conducted on the financial results in an effort to measure financial strength and operating success. Key ratios are measured against concept system-wide standards. Additionally, personal financial resources and personal credit statements are analyzed.

Once the application is reviewed, a decision must be made by the Vice President
- - Credit and/or the Credit Manager as to whether the applicant is creditworthy and is within Company guidelines (i.e., net worth, financial condition, equipment, etc.). If the application fails to meet preliminary credit criteria, the application is declined and the process ends. In an instance where the credit is not strong enough to be considered as submitted, changes in the structure may be suggested to the Captec sales representative.

If the application meets preliminary credit criteria, the process continues with an investigation of bank and trade references. A Dun and Bradstreet report on the company and credit bureau reports on the company's principals are obtained. Financial statements are analyzed with a focus on net income, cash flow, net worth, pertinent ratios, trends, and ability to service existing and additional debt.

As a general guideline, the credit review should reveal various positive attributes including (but not limited to) the following:

        -   Upward trend in sales and profits
        -   3 years in business
        - Positive cash flow to cover the current portion of long term debt and lease payments
        -   Satisfactory bank and trade references
        -   Moderate leverage position

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------


These guidelines describe characteristics that may not all be present in each transaction approved. Each company must be examined in light of its particular circumstances. For example, leverage ratios often vary by concept and size of business, or an applicant may have experienced prior operating losses but have since successfully turned around its operations and returned to profitability.

Finally, the credit investigation and financial analysis must be summarized in writing and the Vice President - Credit, Credit Manager or Credit Committee, depending on the size of the transaction, must approve or reject the proposed transaction.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    C.  CREDIT COMMITTEE

- --------------------------------------------------------------------------------

1. COMMITTEE MEMBERS - Members of the Credit Committee are: the President, Chief Financial Officer, Senior Vice President - Sales & Marketing, Vice President - Credit and Credit Manager. Additionally, the Senior Vice President Administration, while not a Committee member, will typically attend all meetings of the Credit Committee to monitor the status of the financing applications.


2. VOTING REQUIREMENTS - The Credit Committee must operate under the following voting rules:

     a) Meeting Quorum: 75% of members, but the Vice President - Credit or Credit Manager must always be present.

     b)  Approval Vote: 100% of members present.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    D.  CREDIT DECISION MAKING AUTHORITY

- --------------------------------------------------------------------------------

1. CREDIT COMMITTEE - The Credit Committee is the senior credit body and has ultimate authority for making any type of credit decision. Only the Credit Committee has the authority to approve:

     a)  franchise and chain concepts;

     b) transaction applications that exceed $150,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings); and

     c)  any and all deviations from standard credit policies.

     The Vice President - Credit and Credit Manager have authority to decline concepts, although they should submit most concept reviews to Credit Committee, even if the probable credit decision appears to be a decline of the concept for program financing.

2. VICE PRESIDENT - CREDIT AND CREDIT MANAGER - The Vice President - Credit and Credit Manager have the following approval authorities:

     a) Individual Authority: Transactions that do not exceed $75,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings), assuming the customer is in an approved concept, may be approved by the sole authority of the Vice President - Credit or Credit Manager.

     b) Joint Credit Authority: Transactions that do not exceed $150,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings), assuming the customer is operating an approved concept, may be approved by the Vice President - Credit or Credit Manager and one other member of the Credit Committee.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

1. MINIMUM CONCEPT QUALIFICATIONS - To be considered for the concept underwriting process, a franchise concept should typically meet the minimum qualifications listed below.

     - Minimum of 50 units, typically 100 or more units in operation system-wide
     -   Minimum of 5 years of franchising experience by the franchisor
     -   Minimum net worth of $5 million
     -   Historical net profits for the past 2 years
     -   Low historical rates of failure by franchisees (i.e. unit closures)
     - Limited historical levels of litigation against franchisor, particularly with regard to franchisee complaints

     Concepts that fall marginally below these standards may also be considered at the discretion of the Credit Manager.

     Chain concepts (i.e. - non-franchised concepts) may become mature, proven successful systems with a smaller number of units than a franchised concept. Therefore, the Credit Manager may override the minimum number of units standard for Chain concepts if the other standards are met.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

2. REVIEW OF UFOC - The Federal Trade Commission prohibits the offer or sale of any franchise without first providing a Uniform Franchise Offering Circular ("UFOC") to a prospective franchisee. Thus, all franchisors maintain a current UFOC which they provide to Captec upon request.

     The UFOC is an initial and primary source of information on the franchise concept. The FTC has established a standard format for the UFOC and requires a variety of information disclosure. As a result, the UFOC contains extensive information on the franchisor and the concept, and therefore, it must be utilized extensively during the concept underwriting process. The UFOC review must include the following:

     a) FRANCHISE CONCEPT AND OPERATION - The nature of the business being franchised and the reasons for its success must be analyzed. Unit level sales and operating costs, unit development costs, competitive strengths and weaknesses and geographical penetration are factors to be considered. This analysis must result in an assessment of the quality of the unit level business opportunity.

     b) MANAGEMENT AND OPERATING HISTORY - The history of the concept must be reviewed, including the number of years in business, the number of years engaged in franchising, and the history of the franchisor's business strategies. Additionally, this must include a review of the capabilities and business experience of the key directors, officers and employees of the franchisor. The purpose of this analysis is to gain a historical perspective on the franchisor's business and the strengths and weaknesses of key personnel.

     c) NUMBER OF UNITS - The number of existing store units, broken down between company (franchisor) operated and franchisee units, must be reviewed and analyzed. The percentage mix between company and franchisee stores must be noted, along with new unit development plans for the next year. Franchisor involvement in unit operations affects the franchisor's mix of revenue and income sources and is an important consideration when measuring the franchisor's capabilities in taking over and operating troubled franchisee units. This analysis must assess the size of the concept, the concept-wide unit growth trends, and the degree to which the franchisor is involved in store operations.



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2.      REVIEW OF UFOC (CONTINUED)

        d) FRANCHISE FEES AND EXPENSES - This is an analysis of the various fees required to be paid by the franchisee, which typically includes a one-time franchise fee and training fee and ongoing royalty and advertising fees. This analysis must compare these fees to industry standards and to assess the impact of the fee structure on the store unit level economics.

        e) FRANCHISEE'S INITIAL INVESTMENT - The UFOC includes an outline of the low to high range of total costs to a franchisee to open a new store unit. Generally, these costs include the franchise fee, land, building, leasehold improvements, equipment, initial inventory, training expenses, pre-opening expenses and working capital reserves. This information will be used as a basis for reviewing franchisee applications to assess whether the franchisee's actual costs, including the cost of the asset being financed, are reasonable. Additionally, this analysis must include a "sales to in vestment ratio" calculation, which compares average annual unit sales to average cost to open a unit. This ratio is an important measure of the quality of the business opportunity from an economic standpoint.

        f) DUTIES OF THE FRANCHISOR TO THE FRANCHISEES - This is a review of the support systems provided by the franchisor for the benefit of the franchisee. This support review must focus on the depth of the training program and field operations support. The purpose of this analysis is to become familiar with the support systems available within the system and to compare such systems to industry standards.

        g) FRANCHISOR'S LITIGATION AND CLAIMS - The UFOC lists all pending or threatened litigation against the franchisor and/or its directors and shareholders and provides detailed information on each case. This analysis must include an assessment of the quality of the franchisor's relations with its franchisees, as well as any significant financial risks facing the franchisor as a result of litigation.


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2.      REVIEW OF UFOC (CONTINUED)

        h) FRANCHISE UNIT CLOSURES - The UFOC provides a three year history of closures of franchise units as measured by termination of franchise agreements (there is an individual franchise agreement for each franchisee operated store unit). This information must be analyzed closely in order to understand the nature of any franchisee failures and to assess the success rate of the franchisees.

        i) FINANCIAL STATEMENTS - The UFOC includes audited financial statements on the franchisor for three fiscal years. A complete financial analysis must be performed on these financial statements, including inputting the statement into Captec's spreadsheet model, conducting ratio analyses, and reviewing cash flow coverage and line-item trends.



















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3.      CREDIT ANALYSIS OF FRANCHISOR FINANCIAL STATEMENTS - The Franchisor's
        financial statements must be input into Captec's financial statement spreadsheet model as a basis for the analysis.

        The review of the Franchisor's financial statements must include the three most recent fiscal year-ends. Trends must be analyzed with respect to revenue, profit and cash flow. Trends in revenues and expenses must be analyzed on both a nominal dollar value and percentage basis. Revenues must be broken down in terms of store sales, franchise fees and royalty income. The mix must be analyzed in terms of where operating profit is derived from, as well as the stage of the Franchisor (e.g. - early stage, high growth, mature, etc.). Generally, revenue derived from franchise fees should decrease as a percent of total revenue as the Franchisor matures. Results in contrast to this general trend must be examined and discussed in detail in the written report to Credit Committee.

        Ratios must be examined and compared to industry averages. This ratio analysis must address the following key ratios: the Debt/Worth Ratio, the Liquidity Ratio, the Cash Flow/CPLTD Ratio and the Fixed Charge Coverage Ratio. Trends in these ratios must also be analyzed and assessed with respect to the long-term financial viability of the Franchisor and the concept. If the debt/equity ratio increases every year, a detailed analysis must be performed to ascertain the reasons for this trend. If the Cash Flow/CPLTD Ratio is less than 1.25:1, and/or the Fixed Charge Coverage Ratio is less than 1.25:1, a detailed analysis must be performed to assess the degree of risk that the Franchisor would be unable to meet its financial obligations. Such negative trends must be discussed in detail in the written report to Credit Committee.

        The company's debt must be itemized and analyzed. Long-term debt must be reviewed in detail, examining terms, financing sources, and the composition of the current portion of long-term debt. A cash flow analysis must be completed to ensure that the Franchisor has an acceptable Cash Flow/CPLTD Ratio and Fixed Charge Coverage Ratio.

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3.      CREDIT ANALYSIS OF FRANCHISOR FINANCIAL STATEMENTS (CONTINUED)

        A detailed financial statement analysis must be included in the Report to Credit Committee and the results of this analysis must be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information when deciding whether to extend credit to applicants operating in the concept.



























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4.      ANALYSIS OF UNIT CLOSURE STATISTICS - The UFOC discloses the number of franchise agreements terminated for any reason over the past three years. This information is broken down further to number of units closed, number of units transferred, and number of units taken over by the Franchisor. The number of terminated franchises is also broken down as a percentage of the total number of units and by geographical location. The reasons for the closures or transfers are also discussed in detail.

        The Report to Credit Committee must contain a section outlining the unit closure statistics and discussing the pertinent details regarding such closures. In general, a small number and percentage of terminated franchise agreements is acceptable. However, a large number or percentage of terminations, or negative trends in terminations, must be closely examined. Issues mitigating any of these negative statistics must be discussed in depth.

        Poor franchise termination history generally suggests the potential of a major weakness in the franchise system and, therefore, must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information when deciding whether to extend credit to applicants operating in the concept.













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5.      REVIEW OF LITIGATION AGAINST FRANCHISOR - The UFOC discloses any administrative, criminal or material civil action pending against the Franchisor, any predecessor and any person identified as an officer and/or director in the UFOC. The information contained in the UFOC on each case must be reviewed and, if necessary, more detailed information must be obtained, including a current status report.

        Significant litigation pending between the Franchisor and its Franchisees (significant in terms of either dollars or number of actions) must be examined closely. This is often an indication of weakness in the franchise system which ultimately could affect the future earnings and financial strength of applicants.

        Furthermore, if pending litigation is significant in terms of dollars, the potential adverse affect on the company's financial condition must be analyzed. Again, in such case further information must be obtained on the status and range of the amount of contingent liability.

        The Report to Credit Committee must contain a section outlining the pending litigation and discussing the pertinent details regarding such actions. Major litigation problems must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information in deciding whether to extend credit to applicants operating in the concept.










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6.      SURVEY OF FRANCHISEES - When reviewing a Franchisor concept for approval, a randomly selected sampling of existing Franchisees must be surveyed. A minimum of 5% of the franchisees or 25 franchisees, whichever is greater, must be surveyed. Franchisees must be selected from different parts of the country. Information obtained from the franchisees should include: 1) average sales; 2) the level of franchisee profitability and how long it took them to become profitable; 3) whether the franchisee is satisfied with both the pre-opening and ongoing support from the franchisor; 4) does the franchisee believe that the working capital requirements and other cost projections listed in the UFOC are adequate. Each franchisee surveyed must also be asked if they would recommend that other people become franchisees of the concept and if they would open their store(s) again. Finally, the franchisee should be asked if they are having any problems with their business.

        The Report to Credit Committee must contain a section outlining the results of the franchisee survey. Major franchisee concerns must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information in deciding whether to extend credit to applicants operating in the concept.




















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7.      MINIMUM CREDIT STANDARDS FOR FRANCHISEES - When reviewing a franchise concept for approval, general credit standards must be established for typical franchisees. Many factors must be considered when setting the standards, including: 1) the total cost to open a typical unit; 2) first year sales and profitability averages; 3) mature store sales and profitability averages; and 4) standard multi-unit development requirements. In some instances, secondary sources of personal income for the principals must also be considered when determining liquidity requirements.

        Also, the franchisor's stated financial requirements for franchisees must be reviewed and compared to the results of Captec's analysis. Ideally, Captec and the Franchisor will have similar credit standards. If Captec's credit standards significantly exceed the Franchisor's credit standards, the approval rate of franchisee applicants may be below acceptable levels.

        All financing programs require a clean credit bureau report on the franchisee. Generally, a standard net worth requirement and an initial capitalization requirement should also be established. Each credit has unique circumstances and must be reviewed on an individual basis, taking into account the credit standards established through this analysis.



















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8.      REPORT TO CREDIT COMMITTEE ON CONCEPT - Utilizing all of the information and analysis derived from the concept underwriting process, the Credit Department must prepare a written report on each franchisor (the
        "Concept Underwriting Report"). The Concept Underwriting Report must include the following:

            -  One page summary of Franchisor
            -  One page summary of the proposed financing program
            -  Discussion of concept and operations
            -  Discussion of management and operating history
            -  Discussion of fees paid by franchisees
            -  Discussion of training and support
            - Discussion of unit level economics, including average unit sales, average return on sales, average investment required to open a unit and standard unit capitalization requirements
            - Discussion of the results of the credit analysis of the Franchisor's financial statements
            -  Discussion of unit closure statistics
            -  Discussion of survey of franchisees
            -  Recommendation

See Appendix I.E.8 for the guideline format of this report.

The report must be submitted to all members of the Credit Committee for their review in advance of the committee meeting. The Credit Committee must review and discuss the concept, decide whether or not to approve a financing program for the franchisees and decide what the terms and conditions of the program will be.

Either prior to or as a result of the Credit Committee s review, there may be a negotiating process that takes place with the franchisor regarding the structure and nature of any recourse programs, remarketing agreements, the maximum aggregate dollar amount of program financings, the maximum dollar amount of individual transactions, and/or the standard rate of return on such transactions.


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8.      REPORT TO CREDIT COMMITTEE ON CONCEPT (CONTINUED)

        The Credit Committee may, on occasion, limit the amount of a program to establish a relationship with a franchisor and agree, after a predetermined period of time, to review the performance of the portfolio and update financial and credit information on the franchisor to determine if the program should be increased. In such instances, the Report to Credit Committee must be revised and resubmitted to Credit Committee for final approval.

        The Report to Credit Committee must be reviewed and approved by the Credit Committee prior to accepting franchisee financing applications. All concepts must pass this credit underwriting process in order to become "Approved Concepts."




















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1.      STANDARD APPLICATION - A credit application must be completed, signed and dated by a proposed applicant and made a part of every credit file. The credit application should be used as a starting point and should indicate the applicant's name and address, the location to be financed, the name, address and social security number of all guarantors, the applicant's bank and trade references, a description of the assets to be financed, and the amount and the costs of those assets. (see Exhibit I.F.1 for the standard application form).

        A signed credit application authorizes Captec as a potential creditor to order credit bureau reports on the guarantors and obtain credit information from current creditors. Therefore, such credit service reports cannot be ordered or received prior to receiving a signed application.

        The application should be submitted to Captec accompanied by a check from the applicant for payment of the commitment fee. A copy of the check must be attached to the application and remain in the credit file.

        No application can be processed prior to receipt of the properly signed application form and the commitment fee. Upon receipt of the signed application and check, the transaction must be input by Credit Department personnel into the INFO-LEASE Credit Application Module using the information from the application. An application number and customer credit account number is assigned at that time. If the applicant is an existing customer or applicant, the existing customer credit account must be used in order that all pending, approved, and/or closed transactions may be tracked by customer, enabling the efficient monitoring of customer borrowing concentrations.

        The Credit Application Module database must be maintained for each application throughout the application, documentation and transaction booking process. Each application will be tracked within this system to monitor such items as credit decision status, open approval contingency items, documentation checklists, asset cost and description information, and projected funding date. Each application is tracked across departments (from credit to documentation to accounting); therefore, the assigned credit analyst must re-assign the approved application to Documentation Department upon completion of the credit approval process.





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2.      REVIEW OF APPLICANT'S FINANCIAL STATEMENTS

        a) Credit Analysis Methods - When an applicant operates one or more existing restaurants, current financial statements on the existing operations must be submitted with the application. This information must be input into Captec's spreadsheet model for summarization and ratio analysis.

        The financial statements must be reviewed on both a consolidated as well as a unit level basis. Sales of existing restaurants must be analyzed and compared to average per unit sales for the concept. Costs and margins must also be compared to concept-wide averages. The balance sheet must be analyzed in terms of trends, capitalization, Debt/Worth Ratio and other pertinent ratios. The capitalization structure should be closely analyzed to insure that the applicant has sufficient capital to support its existing and planned future units. If funds are put into the business as debt from the principals (e.g. - in the form of shareholder notes) the notes should typically be required to be subordinated to the Captec financings.

        As with any existing company, part of the financial analysis must include analyzing pertinent ratios and studying trends. Debt/Worth Ratio should be moderate depending on the growth stage of the company. If a high Debt/Worth Ratio exists, there must be numerous other redeeming features for the application to receive further consideration for approval. A typical maximum Debt/Worth Ratio is 3:1, but ratios may vary both upwards and downwards for different concepts and the analyst must give consideration to these variances.

        Cash flow is very important and must be positive. The existing operations of the applicant must be generating sufficient cash flow to service all current obligations. A typical minimum Fixed Charge Coverage Ratio would be 1.25:1.

        An existing company's profitability must also be reviewed. Depending on the stage of the company, profitability may or may not have been reached. On a newer unit, there may be many pre-opening costs expensed that have limited or prevented profitability. Also, if an applicant is in a growth phase and opening several units, numerous start-up costs, training and overhead are often being absorbed and may also prevent profitability. All of these factors must be taken into account by the analyst and each application must be analyzed based upon each particular situation.




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2.      REVIEW OF APPLICANT'S FINANCIAL STATEMENTS (CONTINUED)

        b) Comparison with Franchisor's Minimum Credit Requirements - Once a Franchise concept is approved, the Franchisor file is kept in the Credit Department and used for reference. When an application for the system is being reviewed, various assumptions must be compared with the franchisor information for accuracy. This Franchisor file information and the application must be compared with respect to the following:

            -  the cost to open
            -  site and store unit size
            -  the net worth and liquid assets of the applicant
            -  unit level sales results
            -  unit level profits as a percent of sales

        This unit level economic information must be input into and tested using Captec's unit level economics model. Any economic stresses noted from this analysis must be discussed in the Report on Financing Application.

        This information must be compared to both: 1) continuously monitor the accuracy of the assumptions made in the Franchisor file; and 2) to assess the strengths and weaknesses of the applicant relative to these standards.



















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3.      SELECTION OF GUARANTORS - As a policy, all principal officers owning 10%
        or more of the applicant organization must individually guarantee all financings. However, their are common occurrences of exceptions to this policy.

        The most typical examples of an exception are:
            1. organizations with substantial capital paid-in directly by the principals (i.e. - the principals have significant capital at stake in the business)
            2. organizations with substantial net worth, many years in business and/or insignificant mass of operations (as measured by such statistics as total revenue and number of store units)

        Generally, transactions must be proposed by the Sales & Marketing Department with a requirement for guarantees, unless the applicant organization is an obvious exception to the policy or unless the applicant specifically states and satisfactory explains why guarantees are not available.

        All guarantees must be joint and several for the entire amount of the financing. Exceptions to this policy may only be allowed in unusual circumstances.

        If an application submitted for credit underwriting is submitted without a guarantee or with a limited guarantee, the credit analysis must address the issue of whether the applicant qualifies for an exception from the guarantee policies. All such exceptions must be discussed in the Report on Financing Application and can only be approved by Credit Committee.

















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4.      REVIEW OF PRINCIPALS' PERSONAL FINANCIAL STATEMENTS - All personal financial statements must be submitted directly by the principals and must be complete, signed and dated. All personal financial statements should be no more than 6 months old.

        Each line item must be reviewed and analyzed further, if needed. Cash must be verified through bank references and/or current bank statements. Marketable securities must be verified through securities account statements. The valuation of certain assets, such as business interests, must be reviewed to assess the reasonableness of the stated value. Total debt indicated as owing to banks and others must be reconciled with the individuals' credit bureau report to determine the accuracy and completeness of the liabilities section of the personal financial statement.

        The strengths and weaknesses of the personal financial condition of all principals, particularly those who are proposed as guarantors, must be discussed in detail in the Report on Financing Application.




















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5.      Review of Principals' Prior Operating Experience - A resume must be generally obtained on the principals, and the analyst must review their background and experience.

        Positive attributes include (but are not limited to):
            - previous experience operating stores within the same concept or a concept with similar operations requirements
            -  previous successful business ownership
            - specific occupational expertise for persons serving in various functional areas of the applicant's organization (e.g. - a person serving as the CFO might have a background as a CPA, a financial officer with previous employers, etc.)
            - significant business contacts and presence within the operating territory


        In most cases the principals should have direct prior operating experience within the concept or a similar concept. Any lack of such prior experience is a major weakness and must be highlighted in the Report on Financing Application.

        With respect to franchise loans secured by mortgages, there are certain specific, quantitative requirements regarding the principals' prior operating experience. See Section I.F1.5 for further details regarding these requirements.



















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6.      OBTAINING AND REVIEWING PERSONAL CREDIT REPORTS - A personal credit bureau report must be obtained directly from the reporting agency on every potential guarantor listed on an application. The reports should generally be obtained via the Credit Department's on-line reporting service.

        A TRW is the standard report used. This report must be used to verify current address, social security number, year of birth, spouses name and employment. The profile summary must be reviewed, and includes the number of accounts, satisfactory accounts, delinquent accounts, public records, installment balances and payments, real-estate balances and payments, revolving balances and availability, past due amounts, and inquiries. Each trade account is listed separately and includes the name of the creditor, the date the account was open, balance date and last pay date. The high credit current balance, and monthly payment are also listed. The account status reflects the last 24 months of payment history. Inquiries over the past two years are listed.

        Each account listed on the credit report must be reviewed to establish prompt payment history and determine that the amount of personal debt is not excessive. Should an account show any derogatory payment history, a detailed written explanation must be provided by the principal and the explanation must be acceptable to Captec.

        The number of inquiries must be noted and assessed as an indication of other funding sources the individuals may be working with and the probability of recent similar credit requests.

        Any derogatory payment history noted on a personal credit report must be disclosed in the Report on Financing Application, along with the person's explanation and the analyst's assessment of that explanation. Also, any discrepancies between the debt indicated on the credit report and the debt disclosed on the personal financial statement must be indicated in the Report on Financing Application.









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7.      Obtaining and Reviewing Business Credit Reports - A Dun & Bradstreet
        Business Information Report must be obtained on every company applying for credit to Captec. The D&B report contains extensive information on the business which must be used for both information gathering and information verification purposes.

        The D&B report contains the company's complete legal name and address, its business activity, a rating which is generally based on the company's net worth, the year started and number of employees. The D&B summarizes the company's financial statements, if the company has agreed to provide D&B with such financial statements, and the report lists any special events. Payment histories are outlined by vendor industry, reflecting total dollar amount, high credit and payment history. A paydex score is assigned based on this data and the percentage of payments within the allotted terms are disclosed. Public filings are listed including all suits, tax liens, and UCC filings. The D&B report lists the location of the offices of the company, ownership structure and background information on the officers. This information is generally used for verification purposes.

        The entire D&B report must be reviewed. Any derogatory information regarding the business rating, special events, payments histories/paydex score and public filings (e.g. - suits and tax liens) must be fully investigated and discussed in the Report on Financing Application.

        The information in the D&B report such as the name of legal entity, summarized financial statements, names and backgrounds of officers, and ownership structure must be compared to such information provided directly by the customer. Any discrepancies between these information sources must be fully investigated, and any such discrepancies that cannot be satisfactorily reconciled must be discussed in the Report on Financing Application.

        All lending/leasing creditors listed in the D&B report must be compared to the bank reference and financial statement information provided directly by the customer. Any such creditors which were not disclosed by the customer must be contacted as a bank reference. Furthermore, if there are any creditors who were not disclosed by the customer and who have material outstanding balances owed to them by the customer, the reason for such omissions must be investigated by




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- --------------------------------------------------------------------------------

7.      OBTAINING AND REVIEWING BUSINESS CREDIT REPORTS (CONTINUED)

        discussion with the customer. Any omissions which cannot be satisfactorily reconciled must be discussed in the Report on Financing Application.





































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- --------------------------------------------------------------------------------

8. REFERENCE INVESTIGATION - All bank and finance company references and all material trade references, which are either supplied with the application or discovered during the credit investigation, must be contacted by the Credit Analyst.

        When obtaining a bank reference, the Credit Analyst must speak directly to the account officer assigned to the applicant, to ensure that complete information is being provided. The Credit Analyst must inquire about the following: length of their institution's relationship with the applicant; average deposit balances; lending/financing history; and detailed history and status on each outstanding obligation. In addition, the Credit Analyst should ask the account officer other questions to probe into their overall experience and satisfaction with the customer. This can be accomplished by asking questions regarding the applicant's business history, growth potential and other future business plans.

        References from institutions (e.g. finance companies) that have only secured term financings (e.g. equipment and real estate leases) outstanding with the applicant will generally provide some limited reference information, as compared to a bank relationship. For such references, the Credit Analyst must inquire about the history of each financing provided, including the following: commencement date; original balance; type of financing; collateral; term of the financing; and payment history.

        Trade references must be investigated to determine if the applicant is paying its suppliers on a timely basis. The Credit Analyst must inquire about the following: average and high monthly balance, payment history, length of the vendor's relationship with the applicant; and frequency of purchases.














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                                                               REVISED JULY 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


9. SITE REVIEW - A complete demographics report is included in the credit application and generally includes the description of the site (including diagrams), main traffic generators, competition in the area, population, and traffic counts. The depth of site review analysis depends upon the type of financing being considered.

        EQUIPMENT financing transactions require a compilation of site information for presentation as a section in the Report on Financing Application. This information must be generally compared to the standard site requirements for the concept and any major discrepancies must be noted in the Report on Financing Application.

        REAL ESTATE MORTGAGE LOAN transactions require a detailed review of the site information. In addition to the review of the demographics report, this review must also include a review of the Franchisor's site analysis and pictures and site drawings for the site. Furthermore, the Senior Vice President - Sales & Marketing must review the entire site information package and provide summary comments to the Credit Analyst for inclusion in the Report on Financing Application. A detailed discussion of the site must be included in the Report on Financing Application, and the entire site package must be made available to Credit Committee during the committee meeting.

        REAL ESTATE NET LEASE transactions require the same level of review as described above for real estate mortgage transactions. In addition, the President or Senior Vice President - Sales & Marketing must physically visit the site prior to the funding of the transaction. If this site visit occurs after a credit approval, such approval must be made contingent upon a satisfactory site visit. A detailed discussion of the site must be included in the Report on Financing Application, and the entire site package must be made available to Credit Committee during the committee meeting.











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- --------------------------------------------------------------------------------


10. REVIEW OF FRANCHISE AGREEMENT - The franchise agreement must be reviewed during the approval process. If the application is for a new store unit, the franchise agreement may not be available when the application is submitted to the Credit Department because it may not yet have been executed by the franchisee and franchisor. The franchise agreement is typically executed 1-3 months in advance of the unit opening, depending on the concept. Review of the franchise agreement must be listed as a credit contingency item if the agreement is not reviewed during the application underwriting process, and it must be submitted, reviewed and deemed acceptable to the Credit Department prior to the funding of the transaction.

        The review of the franchise agreement must verify that:
            - the term of the proposed financing does not exceed the remaining term of the franchise agreement; and
            - the franchisee, as named in the franchise agreement, is the same entity as the lessee/borrower under the proposed financing

        If the review of the franchise agreement does not verify the above criteria, the discrepancies must be discussed with the Credit Manager to determine whether the applicant should immediately be disqualified for financing. If, in the opinion of the Credit Manager, the application merits consideration for approval despite any such discrepancy, then such discrepancy must be discussed in the Report on Financing Application.


















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SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


11. REPORT ON FINANCING APPLICATION - Once the credit analysis is completed, the assigned Credit Analyst or the Credit Manager must prepare a complete written analysis on the proposed transaction and present such report to the Credit Committee or other appropriate decision-making authority (see Policy I.D for determination of the appropriate credit decision-making authority).

        The Report on Financing Application must include the following:
            -  One page Transaction Summary
            -  Discussion of company structure
            - Discussion of background of key personnel and financial strength of guarantors
            -  Discussion of operating history
            - Discussion of sources and uses of capital (for applications related to development of new units)
            - Discussion of the results of the credit analysis of the applicant's historical financial statements (if applicant has existing store operations)
            - Discussion of the results of the credit analysis of the projected unit level economics for the unit being financed (if application is for a new unit)
            -  Discussion of site information
            -  Recommendation
            - Attach a copy of the Captec spreadsheet model (if applicant has existing store operations)
            - Attach a copy of the Captec spreadsheet for modeling the unit level economics

        See Appendix I.F.11 for the guideline format for this report.














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- --------------------------------------------------------------------------------


12. DECISION TO APPROVE OR DECLINE - The Report on Financing Application must be submitted to all members of the Credit Committee, or other appropriate decision-making authority (see Policy I.D for determination of the appropriate credit decision-making authority), for their review in advance of the committee meeting. The Credit Committee or other appropriate decision-making authority must review and discuss the Report and decide whether to approve or decline the proposed financing.

        The Credit Committee or other appropriate decision-making authority also has the authority to change the terms and conditions of the proposed financing if they are not acceptable as originally proposed. Any such changes must be communicated by the Credit Manager to the assigned account representative in the Sales & Marketing Department, that representative must communicate such changes to the applicant and the applicant must accept such changes in writing in order for a transaction to be approved.

        Credit Department personnel must maintain a Credit Transaction Form which is attached to the credit file. See Appendix I.F.12 for the format for this report. The credit decision must be indicated on this form, along with all contingency items. In the case of approvals, all persons voting on the credit decision (the attending Credit Committee members or the other appropriate decision-making members) must initial the approval.

        Credit Department personnel must also post the credit decision and any credit contingency items into the INFO-LEASE Credit Application Module. Such personnel must then immediately re-assign the application to the Documentation Department and place the physical credit file in Captec's filing cabinets.














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                                                               REVISED JULY 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


13. APPROVAL AND DECLINE LETTERS - Approval and decline letter must conform to the standard form for such letters. See Appendix I.F.13(a) for standard form approval letters and Appendix I.F.13(b) for standard form rejection letters.

        These standard form letters have been designed to legally conform to commercial law and Federal Regulation B (Equal Credit Opportunity) requirements. Additionally, approval letters must specify certain documentation requirements, the standards for which are determined outside of the Credit Department. Therefore, only Captec's General Counsel has authority to make changes to the standard form approval or rejection letters.

        If approved, an approval letter must be signed by the Vice President - Credit or Credit Manager and sent to the customer, outlining the terms and conditions of the approval and the file proceeds to the documentation department. However, with respect to franchise loans secured by mortgages, the communication of loan application approvals must be coordinated with the issuance of a Commitment Letter by the Documentation Department, as more fully described in Section I.F1.9.

        If the transaction is declined, a rejection letter must be signed by the Vice President - Credit or Credit Manager and sent to the applicant.





















                                       38
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


1. LIMITATIONS ON LOAN TERMS & CONDITIONS - Franchise loans secured by mortgages must conform with the following terms and conditions as a prerequisite for being considered for credit underwriting. Credit applications with non-conforming terms and conditions must be returned to the Sales & Marketing Department for restructuring.

        a) FIXED RATE - All loans must provide for a fixed rate of interest for the entire term of the loan. Rates may float prior to funding based upon changes in the comparable-term U.S. Treasury Notes. The loan interest rate will be priced based upon a spread over the Treasury security most closely approximating the stated maturity of the loan.

        b) SECURITY INTEREST - Loans must be secured by one of three types of security interests:

            FEE SIMPLE MORTGAGES provide a security interest in the Borrower's restaurant building(s) and related land.

            LEASEHOLD MORTGAGES provide a security interest in the Borrower's ground lease. Leasehold mortgages are used in instances where the Borrower leases the land under a ground lease from a third party lessor.

            BUSINESS ENTERPRISE LIENS provide a security interest in all of the assets of the Borrower held at the unit that is the subject of the financing. Business Enterprise Liens are typically used in instances where the Borrower may have no land or building assets at the subject unit.

        At least 70% of loans made by the Company will be secured by fee simple mortgages. No more than 30% of the loans will be secured by leasehold mortgages and business enterprise liens. Senior management places the limitations on the percentage of loans which can be secured by leasehold mortgages and business enterprise liens. From time to time, such limitations will be discussed in Credit Committee meetings and any resulting changes to the limitations must be communicated by the Vice President - Credit to the Sales & Marketing Department.



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- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


        1.  LIMITATIONS ON LOAN TERMS & CONDITIONS (CONTINUED)

            Furthermore, other underwriting and documentation policies will vary, as noted elsewhere in the Operations Manual, depending upon whether a loan is secured by a fee simple mortgage or a leasehold mortgage.

        c) MAXIMUM LOAN MATURITY - The maturity period for any loan must be less than or equal to 15 years.
































                                       40
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

1.      LIMITATIONS ON LOAN TERMS & CONDITIONS (CONTINUED)

        d) OTHER LOAN MATURITY RESTRICTIONS - Loan maturity periods are further restricted as follows:

            i) The loan maturity period may not be less than one half (1/2) of the payment amortization period.

            ii) The loan maturity period must be less than or equal to the remaining term of the Borrower's franchise agreement; except that variances from this policy are acceptable for only fully amortizing loans that have a stated maturity that extends no more than three (3) months beyond the franchise agreement termination date.

        e) MAXIMUM AMORTIZATION PERIOD - The loan amortization period for any loan secured by a fee simple mortgage must be less than or equal to 20 years. The loan amortization period for any loan secured by a leasehold mortgage or business enterprise lien must be less than or equal to 15 years.

        f) BALLOON LOANS - Loans secured by fee simple mortgages may be structured with balloon amortizations. Balloon loans are not permitted on loans secured by leasehold mortgages or business enterprise liens. Furthermore, the aggregate balance of balloon loans must not exceed 20% of the aggregate Secured Franchise Business Loan portfolio. Senior management places limitations on the percentage of loans which can have balloon features. From time to time, such limitations will be discussed in Credit Committee meetings and any resulting changes to the limitations must be communicated by the Vice President - Credit to the Sales & Marketing Department.












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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

2. FRANCHISE CONCEPT TIERING SYSTEM - Only for purposes of underwriting franchise loans secured by mortgages, a tiering system has been established which categorizes franchise concepts into two tiers. These tiers are intended to delineate the relative level of credit risk associated with loans to franchisees within such concepts, prior to taking into account the results of the franchisee underwriting process (see Section I.F). The franchisee underwriting process is critical to the overall risk analysis associated with any loan application, and thus, the tiering system is not an exclusive or absolute measure of the credit risk of any loan. Notwithstanding the prior sentence, tier rankings of approved concepts have the following meaning:

               Tier I  - Highest Overall Quality
               Tier II - Strong Overall Quality

        The tier classifications are used for purposes of stratifying certain other loan underwriting criteria, as well as for stratifying certain concept and borrower loan portfolio concentration limits (see Section I.F1.8 for further information regarding concentration limits).

        This tiering system, and the tier ranking assigned to any concept, are confidential and should not be communicated to loan applicants or franchisors. The purpose of this confidentiality is to avoid offending franchisors and applicant's with differing views on the relative strengths and weaknesses of their concept.

        The Credit Committee is responsible for assigning tier rankings to each approved concept. The Vice President - Credit is responsible for communicating the tier rankings, and any changes thereto, to the Sales & Marketing Department.










                                       42
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        The tier designation process, similar to the credit underwriting process, involves the weighing of strengths and weaknesses and making qualitative decisions based upon such information. The general criteria to be used for classifying concepts by tier level are as follows:

        -  Size of system
        -  Maturity of system
        -  Degree of positive trademark recognition
        -  Degree of franchisor support
        -  Financial strength of franchisor

        The size of the system (i.e. - number of stores under operation) is a strong indicator of the credit risk associated with an individual franchisee loan. It is an important measure of the scope and depth of a concept. When accompanied by limited unit level closure statistics, the size of the system is the best historical measure of the long-term success of a concept at the unit level. Generally, Tier I concepts have over 500 units (often over 1,000 units), and Tier II concepts have up to 500 units. Concepts which cross-over these general ranges are typically tiered based upon other criteria and mitigating factors. Concepts with over 1,000 units would, in nearly all cases, be classified as Tier I concepts. As a general exception to the above tiering standards, casual dining and family restaurant segment concepts will usually have lower system unit size threshold levels due to the substantially higher unit level revenues, capital costs and seating capacities.

        The degree of maturity of a concept system is measured by such factors as market penetration, growth rate, and number of years in operation. Generally, Tier I concepts are more mature systems than Tier II concepts.









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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        Often linked with system maturity is positive trademark recognition. Concepts with a high level of positive trademark recognition generally have the broadest appeal in the consumer market. Tier I concepts generally are "household names" either regionally or nationally.

        Franchisor support is an important component which contributes to the stable, consistent operation of the franchise store unit, which in turn promotes growth in the overall size of the system. Franchisors provide support to their franchisees in very significant ways, including site analysis and selection, personnel training, operational support, quality control, and the development and production of national marketing and advertising campaigns. Generally, the level of franchisor support is strongest for Tier I concepts.

        The financial strength of the franchisor is considered and can be important, although its is not necessarily a major factor. There is no requirement for credit ratings of the franchisor. A financially strong franchisor can be a benefit in terms of future system growth opportunities and general stability. However, a franchisor with more limited financial strength may also be able to provide all of the necessary support for the franchisee community and, as a result, may be just as effective as a financially stronger franchisor. For example, the parent companies of concepts such as Arby's, Denny's and Hardees have below investment grade corporate ratings, yet these systems have continued high level of franchisor support of the system.












                                       44
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- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        Mitigating factors which may positively affect the tier designation of a concept include:

        -  Strong sales and unit growth rates
        -  Strong same store sales growth figures
        -  Superior unit level economics
        -  Superior management
        -  Beneficial Parent/Affiliate relationships
        -  Broad access to capital at the franchisor level
        -  Regional market strength
        -  Low unit level closure statistics
        -  Overall quality of the franchisees within the system

        Mitigating factors which may negatively affect the tier designation of a concept include:

        -  Detrimental Parent/Affiliate relationships
        -  High unit level closure statistics
        -  Poor franchisor management team
        -  Declining market penetration or trademark appeal
        -  Negative same store sales growth figures

















                                       45
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

3. CONCEPTS APPROVED FOR SECURED FRANCHISE BUSINESS LOANS - The following concepts have been approved for the indicated types of security interests (see definitions in Section I.F1.1(b)):

        a)  Fee Simple Mortgages

            Tier I - Applebee's, Arby's, Boston Market, Burger King, Chili's, Denny's, Hardees, Jack In The Box, KFC, Pizza Hut, Red Robin, Taco Bell, TGI Friday's, and Wendy's.

            Tier II - Carrows/Coco's, Church's/Popeye's, Eastside Mario's,
                      Golden Corral, Houlihan's, Kenny Rogers Roasters, Shoney's, Sonic, and Taco Cabana.

        b)  Leasehold Mortgages -

            Tier I - Applebee's, Arby's, Boston Market, Burger King, Chili's, Denny's, Hardees, Jack In The Box, KFC, Pizza Hut, Red Robin, Taco Bell, TGI Friday's, and Wendy's.

            Tier II - Carrows/Coco's, Church' s/Popeye's, Eastside Mario's,
                      Golden Corral, Houlihan's, Kenny Rogers Roasters, Shoney's, Sonic, and Taco Cabana.

        c)  Business Enterprise Liens

            Tier I - Applebee's, Arby's, Burger King, KFC, Pizza Hut, Taco Bell, and Wendy's.

            Tier II - None










                                       46
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

4. LOAN-TO-VALUE RATIOS - Secured Franchise Business Loans must conform to the following loan-to-value (LTV) ratio limitations.

        a) Loans secured by fee simple mortgages must be based upon an independent valuation of the land and building assets. The LTV ratio for each loan must not exceed the lesser of 70% of an independent valuation of the franchise enterprise (a business valuation which includes land and building) or 100% of the real estate appraised value. In addition, the LTV ratio of the aggregate portfolio of fee simple mortgage loans must not exceed the lesser of 70% of the business valuation (including land and building) or 92.5% of the real estate appraised value.

        b) Loans secured by leasehold mortgages or business enterprise liens must be based upon an independent valuation of the franchise enterprise (a business valuation). The LTV ratio must be less than or equal to 70%.

        In all instances, the independent valuation must be performed by a nationally recognized valuation firm with extensive knowledge and experience in the area of restaurant franchise finance. Section IV.D.6 further addresses the loan documentation requirements related to real estate and business valuations.




















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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        1.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


5. Fixed Charge Coverage Ratios - Minimum Fixed Charge Coverage Ratios are required as a condition of approval of any application for a Secured Franchise Business Loan. There are two levels of minimum Fixed Charge Coverage Ratios.

        a) If the loan is secured by a fee simple mortgage, then the Borrower Entity must have a minimum Fixed Charge Coverage Ratio of 1.10:1. Otherwise, if the loan is secured by a leasehold mortgage or a business enterprise lien, the Borrower entity must have a minimum Fixed Charge Coverage Ratio of 1.20:1.

            In addition, the aggregate pool of loans secured by fee simple mortgages must have a minimum Fixed Charge Coverage Ratio of 1.15:1 for the Borrower and 1.25:1 for the individual store unit, which the loan will be extended.

        b) If the loan is secured by a fee simple mortgage, then the individual store unit to which the loan will be extended must have a minimum Fixed Charge Coverage Ratio of 1.20:1. Otherwise, if the loan is secured by a leasehold mortgage or a business enterprise lien, the individual store unit must have a minimum Fixed Charge Coverage Ratio of 1.40:1.

            In addition, the aggregate pool of loans secured by a leasehold mortgages and business enterprise liens must have a minimum Fixed Charge Coverage Ratio of 1.35:1 for the Borrower and 1.25:1 for the individual store unit, which the loan will be extended.


        See section I.G for the definition of Fixed Charge Coverage Ratio.







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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


6. Franchisee Operator Experience Requirements - Franchisee borrowers must meet the following operating experience requirements in order to qualify for a loan secured by a mortgage.

        a) Franchisee borrowers must currently be operating at least two (2) franchise units of the concept to which the loan will be extended.

        b) A principal member of the management team of the franchisee borrower must have at least two (2) years of experience in the management of restaurant operations.

        c) A principal member of the management team of the franchisee borrower must have at least one (1) year of experience in the management of restaurant operations within the concept to which the loan will be extended.

























                                       49
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                     SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


7. PERSONAL GUARANTEE REQUIREMENTS - Personal guarantee requirements differ depending upon whether the loan is secured by a fee simple mortgage or a leasehold mortgage or business enterprise lien (see definitions in Section I.Fl.1(b)).

        a) Loans secured by fee simple mortgages are not required to be guaranteed by the borrower. However, when circumstances allow, personal guarantees should be obtained. Furthermore, the omission of personal guarantee(s) from a loan application must be highlighted on the face of the Report on Financing Application submitted to the Credit Committee and must be considered by the Credit Committee relative to the credit decision for that loan application.

        b) Loans secured by leasehold mortgages and business enterprise liens MUST have personal guarantee(s), unless the Borrower is operating 25 or more restaurants in one or more concepts. Such, personal guarantees must be offered by at least one of the principal members of the management team of the franchisee borrower.






















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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


8. BORROWER'S USE OF LOAN PROCEEDS - The borrower must state the use of the loan proceeds in the credit application. Generally, the borrower should be using the loan proceeds to refinance existing indebtedness, develop/acquire additional restaurant units, and/or for other purposes relating to the operation of restaurant facilities. Any use of loan proceeds outside of this scope must be noted in the Report on Financing Application submitted to the Credit Committee. The Credit Committee is responsible for determining whether the use of loan proceeds for reasons beyond those noted herein is acceptable.






























                                       51
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

9. PORTFOLIO CONCENTRATION LIMITATIONS - The Credit Committee will place limitations on concept, borrower and geographic concentrations in the portfolio of Secured Franchise Business Loans. Furthermore, the Chief Financial Officer must be present at a Credit Committee meeting in which changes to concentration limits are proposed and must vote affirmatively for any concentration limit changes in order for such changes to become effective.

        The Vice President - Credit will maintain a written matrix which specifies the current portfolio concept, borrower and geographic concentration limits, and further, will be responsible for preparing and circulating weekly reports to the Credit Committee detailing these concentrations with respect to the outstanding loan balances and remaining availability under the concentration limits. The Vice President - Credit is also responsible for communicating the limitations, and any changes thereto, to the Sales & Marketing Department.

        Such concentration limits will be stratified based upon the tier designations assigned to each approved concept (see Section I.F1.2 and Section I.Fl.3). Borrower concentration limits, as well as concept concentration limits, will vary depending upon the applicable tier ranking.

        Borrower concentration limits will also vary depending upon whether a borrower is a franchisor or a franchisee, within a given concept.


















                                       52
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            REVISED OCTOBER 1995

SECTION:        I.  CREDIT UNDERWRITING POLICIES
SUB-SECTION:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

10. PROCESSING OF APPROVED LOAN APPLICATIONS - Credit files for approved applications for franchise loans secured by mortgages must be forwarded to the Manager of Contract Administration - Real Estate for preparation of the loan and mortgage documentation.

        Commitment letters for such approved loan applications must be prepared by the Documentation Department. Loan commitment letters may NOT be prepared or executed by Credit Department or Sales & Marketing Department personnel.





























                                       53
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               REVISED JULY 1995

SECTION:        I. CREDIT UNDERWRITING POLICIES
SUB-SECTION:    G. DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------


CASH FLOW - The sum or subtraction of the following items for the applicant business for the applicable operating period:

      +       Operating Cash Flow
      -       Debt Service
      -       Operating Lease Expense
      --------------------------------
      =       Cash Flow

CASH FLOW/CPLTD RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

      +       Net Income
      +       Depreciation and Amortization
              -----------------------------
      =       Subtotal
      div     Current Portion of Long-Term Debt
      -----------------------------------------
      =       Cash Flow/CPLTD Ratio                        -

CURRENT ASSETS - The current assets as stated on the applicant's financial statement.

CURRENT LIABILITIES - The current liabilities as stated on the applicant's financial statement.

CURRENT PORTION OF LONG-TERM DEBT - The current portion of long-term debt due to mature during the next comparable operating period, as stated on the applicant's financial statement, plus, if not already included therein, the current portion of principal payments imputed on all capital leases. (Note: See comments under Interest Expense definition regarding FASB financial reporting standards for capital leases. These same comments apply to this definition for the related principal portion of such capital leases.)

CURRENT PORTION OF OPERATING LEASES - The amount of rent due under operating leases for the next comparable operating period.










                                       54
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:       I. CREDIT UNDERWRITING POLICIES
Sub-Section:   G. DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

DEBT SERVICE - The sum of Interest Expense, plus the amount of principal paid on long-term debt, plus the amount of principal paid on capital leases, all for the applicable operating period.

DEBT/WORTH RATIO - The product of the following equation, expressed as a ratio (e.g. 2.0:1):

                  Total Liabilities
             div  Net Worth
             --------------
             =    Debt/Worth Ratio

DEPRECIATION AND AMORTIZATION - The depreciation and amortization expense as stated on the applicant's financial statement.

EBITDA - The sum of the following items for the applicant business for the applicable operating period:

             +   Net Income
             +   Depreciation and Amortization
             +   Interest Expense
             +   Income Taxes
             ----------------
             =   EBITDA (earnings before interest, taxes, depreciation and
                 amortization)

FIXED CHARGE COVERAGE RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

                 Operating Cash Flow
            div  Fixed Charges
            ------------------
            =    Fixed Charge Coverage Ratio

FIXED CHARGES - The sum of the following items for the applicant business for the applicable operating period:

           + Current Portion of Long-Term Debt
           + Interest Expense
           + Current Portion of Operating Leases
           -------------------------------------
           =  Fixed Charges

                                       55

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    G.  DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

INTEREST EXPENSE - The interest expense as stated on the applicant's financial statement, plus, if not already included therein, the interest expense imputed on all capital leases. (Note: FASB financial reporting standards require the interest imputed on capital leases to be recorded as interest expense and included in the interest expense total on the financial statement. Therefore, the interest expense as stated on the applicant's financial statement should include the interest imputed on capital leases. If the financial statement has been reviewed or audited, reliance may be placed on the audit firm to have properly applied this principal. If the financial statement has not been reviewed or audited, the analyst must determine if the imputed interest has been properly stated, and if not, must add this interest as per the stated formula.)

LIQUIDITY RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

                   Current Assets
               div Current Liabilities
               -----------------------
               =   Liquidity Ratio

NET INCOME - The net income as stated on the applicant's financial statement.

NET WORTH - The net worth (e.g. - partners' capital or stockholders equity) as stated on the applicant's financial statement. For a corporation, this will include preferred stock, common stock, additional paid-in capital and retained earnings, less any treasury stock or stock subscriptions receivable.

NON-RECURRING ITEMS - Items which, when computing cash flow, should be added back to or subtracted from net income to normalize results. Examples of Non-Recurring Items include, but are not limited to: gains on sales of assets, expensed development costs for newly constructed store units, theft expenses, non-recurring bank charges (e.g. - new facility fees) and discontinued operations write-offs (on a case-by-case basis).






                                       56
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    G.  DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

OPERATING CASH FLOW - The sum or subtraction of the following items for the applicant business for the applicable operating period:

          +       Net Income
          +       Depreciation and Amortization
          +       Interest Expense
          +       Operating Lease Expense
          +/-     Non-Recurring Items
          ---------------------------
          =       Operating Cash Flow

OPERATING LEASE EXPENSE - The amount of rental expense paid under operating leases, as stated on the applicant's financial statements.

TOTAL LIABILITIES - The total liabilities as stated on the applicant's financial statement, including current and long-term liabilities.




                                       57
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- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------


1. UPDATES ON FRANCHISE CONCEPT UNDERWRITING REPORTS - Once a Franchise Concept is approved, the Franchisor file should be retained in the Credit Department. Captec should be put on the franchisor's mailing list to receive quarterly financial statements and any news releases on the franchisor. All updated information must be informally reviewed by the Credit Manager for major events or changes.

     Each franchise concept must be formally reviewed on an annual basis. All franchisors should be entered in the Credit Department's tracking system, which provides a tickler report when the franchisor is up for an annual review.

     The annual franchise concept review should include the spreading of the most recent audited and interim financial statements of the franchisor, a review of the existing portfolio and a review and update of the written Concept Underwriting Report so that it includes all current information on the company. The Concept Underwriting Report should be submitted to Credit Committee for renewal.






                                       58
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------

2. MONITORING UNIT LEVEL PERFORMANCE TRENDS WITHIN CONCEPTS - As Captec finances more franchisees in each concept and a portfolio is established, unit level financial statements are obtained from a variety of customers. The result is a resource of actual operating results from a cross-section of stores within the concept.

     The Vice President - Credit is responsible for overseeing the input of this information into a database which accumulates this information and computes average concept performance standards such as store sales, pertinent margins, operating cost components and profits. These unit level performance standards must be updated on an annual basis in conjunction with the update of the Concept Underwriting Report. Any significant changes in the standards must be noted in the updated report

     Furthermore, the most current unit level performance standards must be utilized when analyzing a new application for the concept, comparing the applicant's projections to the standards.






                                       59
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------


3. MONITORING HIGH CONCENTRATION CUSTOMER ACCOUNTS - Customer accounts with total exposure (outstanding balances) exceeding $700,000 ("high concentration accounts") must be monitored on a continuous basis. It is the duty of the Credit Manager to assign responsibility for monitoring each high concentration account to a specific Credit Analyst.

     Each high concentration account customer must provide Captec with quarterly financial statements. Upon receipt, the quarterly financial information must be input into the spreadsheet tracking system by the assigned Credit Analyst. This system lists the customer name, details the transaction(s) and total exposure with Captec, and lists the most recent financial statement on file and when the next is due. A follow-up date is triggered by this system.

     The assigned Credit Analyst should perform the standard analysis on these quarterly financial statements and report any significant changes in the customer's financial trends and financial position to the Credit Manager. The Credit Manager must report this information to the Credit Committee.

     It is common for Captec's high concentration account customers to be in a significant growth phase. Such growth can strain the capital resources, management expertise and earnings trends of the customer. Therefore, when monitoring such customers, the credit analysis should also include comparison of projected to actual results and an on-going review of the projected effects of growth on the financial position of the customer.




                                       60
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                            II. COLLECTION POLICIES









                                       61
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    A.  INTRODUCTION

- --------------------------------------------------------------------------------


1. COLLECTION PHILOSOPHY - Captec's collection philosophy has been developed and refined throughout the Company's history and must be viewed as dynamic. The company's collection policies have been developed internally - designed for Captec's specific market focus on franchise and chain restaurant businesses and the various types of financing products provided to its customers in those markets. This is a specialized market demanding specialized collection policies.

     Captec's collection policies are proprietary. They have similarities to other commercial finance institutions' collection policies, but in other ways are unique to Captec

     Captec's collection policies are founded upon the belief that the collection process is both art and science. This is a process that includes considering the many interrelated facts of a particular customer account in relation to the Company's market expertise, past collection experiences, and franchisor support agreements. As such, it is not a process which can be entirely reduced to the administration of written policy.

     Therefore, these policies are designed as guidelines and principals for conducting the day-to-day business of monitoring and collecting balances due on customer financing accounts. These policies are NOT intended to be all-inclusive or absolute.

     Captec believes in strict enforcement of the terms and conditions of its financing contracts, and any guarantees thereon. The Portfolio Management Department must be committed to the enforcement process and be prepared, at all times, to use all of its resources to ensure such enforcement.

     Captec's collection policies are also founded upon the belief that enforcement of contracts within its specialized industry is often most successful when there exists a spirit of cooperation between the various parties having vested interests in resolving collection problems, including on a case-by-case basis franchisors, sub-franchisors and/or franchisees.
     In certain cases, this process may call for patience or limited forbearance by Captec during the resolution negotiating process. However, ultimately this process must be directed towards and lead to satisfactory resolution of the customers' obligations to the Company; otherwise, the Portfolio Management Department must pursue its collection objectives independent of all other parties.




                                       62
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    A.  INTRODUCTION

- --------------------------------------------------------------------------------



2. PORTFOLIO MANAGEMENT DEPARTMENT ORGANIZATION - The Portfolio Management Department is made up of a group of employees dedicated to the collection process. The following is an organizational chart for the Portfolio Management Department


                                  |
                                  |
                     ----------------------------
                     |                           |
                  Equipment                 Real Estate
                  Portfolio                  Portfolio
                   Manager                    Manager
                                              (Future)
                     |                           |
                     ----------------------------
                                  |
                                  |
                             Collectors






The Portfolio Management Department reports to the Company's Senior Management via the Senior Vice President and General Counsel.





                                       63
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    B.  ACCOUNT MONITORING

- --------------------------------------------------------------------------------

1. STANDARDIZED PAYMENT DUE DATES - Equipment lease payments are due on either the 1st or 15th day of the month. Real estate leases are due on the 1st day of the month. Real estate mortgages are due on the 1st day of the month.


2. SYSTEM REPORTS - The following reports must be generated at the stated frequency and monitored as follows:

         a) DELINQUENCY REPORT - Twice a week, after receipts have been processed into the INFO-LEASE computer system, the Portfolio Managers must run a Delinquency Report from the INFO-LEASE. This report lists any amount past due for 5 days or more. Past due accounts are sorted in the report by the number of days past due and the number of days since the last payment, with each sort having the following categories: 5-30 days, 31-60 days, 61-90 days and over 90 days. The report must be distributed to the Equipment Portfolio Manager, assigned Collector, and General Counsel. These persons must review the report to remain up-to-date regarding the status of payments and must discuss the delinquent accounts to strategize on any necessary actions. See Exhibit II.B.2(a) for a sample report.

         b) SUMMARY PAST DUE REPORT - At the end of each month, after receipts have been processed into the INFO-LEASE system, the Accounting Department must run this report. This report lists any amount past due for 5 days or more. Past due accounts aged in the report into the following categories: 5-30 days, 31-60 days, 61-90 days and over 90 days. The report must be distributed to the Equipment Portfolio Manager, assigned Collector, and General Counsel and Chief Financial Officer. This report provides a month-end summary of the information in the Delinquency Report and must be reviewed and monitored by the same persons and in the same manner as the Delinquency Report. See Exhibit II.B.2(b) for a sample report.







                                       64
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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    B.  ACCOUNT MONITORING

- --------------------------------------------------------------------------------


2.   System Reports (Continued)


         c) SUMMARY PAST DUE BY BANK REPORT - This report is identical to the Summary Past Due Report except that it captures information only for contracts securing borrowings at a specific lender. The report must be run by the Accounting Department at each month-end. The Portfolio Manager must review the report to ensure its accuracy and, thereafter, forward a copy of the report to the respective lender.


         d) ACCOUNTS RECEIVABLE TRIAL BALANCE BY DEALER - This report must be run on a monthly basis by the Accounting Department. It outlines the detail of all outstanding financing balances within a franchise/chain concept. Report detail includes customer name, contract number, contract start date, gross remaining balance, original term and remaining term. It also reports the date of last payment made and next payment due date as well as the total dollar amount currently due.

         Copies of this report must be distributed to the Credit Manager, Portfolio Manager, assigned Collector, General Counsel, Chief Financial Officer and also to the Sales & Marketing Department. The report is primarily generated for reporting information to franchisors who have recourse or remarketing agreements with Captec, and it is the responsibility of the Sales & Marketing Department personnel to distribute these reports to franchisors.


3. ON-LINE ACCOUNT MONITORING - The Portfolio Manager and assigned Collector also must monitor pay histories of past due accounts daily by use of the on-line information screens on the INFO-LEASE computer system.





                                       65
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CAPTEC FINANCIAL GROUP, INC.    OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    B.  ACCOUNT MONITORING

- --------------------------------------------------------------------------------

4. PAYMENT RECEIPTS - The majority of payments are made to lockbox accounts, but receipts are also received in the mail direct to Captec's offices. On a daily basis, the Accounting Department must provide to the Portfolio Management Department a report of daily cash receipts. The cash receipts reports will include contractual lease or loan payments, as well as other billable items such as personal property taxes and late charges.


5. CHANGE INFORMATION - Any notification of changes received from the Lessees are input into the INFO-LEASE database by the Equipment Portfolio Manager and assigned Collector. Examples of change information include: change of customer address, phone or location; change of asset location, change of principals. Memos of changes are also routed to contract files.





                                       66
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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------

1. EQUIPMENT FINANCINGS

a. IDENTIFICATION - Delinquent accounts are identified by the account monitoring procedures described in Section II.B.


b. 5 - 15 DAY PROCEDURES - All customers having amounts 5 days past due must be immediately called by the assigned Collector, and the Collector should attempt to arrange for the customer to make payment via overnight mail. The Collector must advise the customer that a late charge will be assessed shortly and that this is an opportunity for the customer to send their payment in time to avoid the late charge. Customers who do not respond to this call by making immediate payment must be brought by the Collector to the Portfolio Manager's attention to discuss the customer's payment status and to strategize on any further action required.

     There is a 7 day grace period, after which late charges are assessed in an amount equal to 10% of the past due payment. This grace period is not stated in the contract and does not have to be granted to the customer. As an internal policy, the grace period should typically be granted to the customer, but the grace period generally should NOT be communicated to the customer so as to avoid the abusive use of grace period by the customer.

c. 15 - 30 DAY PROCEDURE - If any amount due on an account (except nominal amounts of under $100) becomes 15 days past due, a Notice Of Default with a 7 day cure period must be prepared by the assigned Collector and sent to the customer and a copy must be sent to all guarantors (See Appendix II.C.1.c for standard letter). During this time, the assigned Collector must call the customer regularly to secure a "proposed" payment date and amount. At the 15 day past due point, the Collector must advise the Portfolio Manager of the collection history on the account and, thereafter, the Portfolio Manager must remain involved in the collection
     process and work closely   with the Collector seeking to resolve the
     delinquency.






                                       67
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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------


1.   EQUIPMENT FINANCINGS (Continued)

d. 30 - 45 DAY PROCEDURES - If any amount due on an account (except nominal amounts of under $100) becomes 30 days past due, the account must be reassigned to the Portfolio Manager, although the previously assigned Collector generally should remain active in supporting the on-going collection process on the account. Immediately, a Notice Of Default and Acceleration of Payments must be prepared by the Portfolio Manager and sent to the customer (See Appendix II.C.1.d-1 for standard letter). Additionally, a separate Guarantor Notice Of Default and Demand for Payment letter must be sent to each guarantor, enclosing a copy of the letter to the customer and outlining the guarantors' responsibilities (See Appendix II.C.1.d-2 for standard letter). All copies of these letters must be sent by both regular U.S. mail and by certified mail. These letters must accelerate the contract balance and must make final demand for payment.

     In addition to the above letter procedure and this time period, the Portfolio Manager, with assistance as required from the previously assigned Collector, must continue to speak with the customer and guarantors, their legal counsel, and the franchisor, with the objective of resolving the delinquency.

     At the 30 day past due point, the Senior Vice President and General Counsel must be notified of the status of the account and the actions taken on the account to date. The Senior Vice President and General Counsel is responsible for informing Captec's executive management of the account status.

e. 45 - 90 DAY PROCEDURES - The Senior Vice President and General Counsel, Portfolio Manager and Collector staff must all review possible transfer, assumption or re-write opportunities within the chain concept system. Other members of executive management and of the Sales & Marketing Department should be consulted to help target potential equipment buyers and evaluate the value of the equipment. If an asset sale is anticipated, the Portfolio Manager must notify the customer of Captec's election to conduct a sale of the assets. When necessary, a local collection attorney may also be selected by the Senior Vice President and General Counsel. During this period, a final resolution strategy must be determined and implemented.





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- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------

1.   EQUIPMENT FINANCINGS (Continued)

f. CONTINUOUS CONTACT - Throughout the collection process, the Portfolio Manager must oversee the activities of the entire Portfolio Management Department with the objective of continuing dialogue with the customer to effect payment. All verbal discussions with the customer (e.g. - telephone calls, office visits, etc.) must be recorded in the Collectors or Portfolio Managers phone log (see form in Appendix II.C.1.f).







                                       69
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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------



2.   MORTGAGE LOANS

a. IDENTIFICATION - Delinquent accounts are identified by the account monitoring procedures described in Section II.B.


b. 5 - 15 DAY PROCEDURES - All customers having amounts 5 days past due must be immediately called by the assigned Collector, and the Collector should attempt to arrange for the customer to make payment via overnight mail. The Collector must advise the customer that a late charge will be assessed shortly and that this is an opportunity for the customer to send their payment in time to avoid the late charge. Customers who do not respond to this call by making immediate payment must be brought by the Collector to the Portfolio Manager's attention to discuss the customer's payment status and to strategize on any further action required.

     There is a 15 day grace period, after which late charges are assessed in an amount equal to 5% of the past due payment. This grace period is stated in the promissory note. The grace period generally should NOT be communicated to the customer so as to avoid the abusive use of grace period by the customer.

c. 15 - 30 DAY PROCEDURE - If any amount due on an account (except nominal amounts of under $100) becomes 15 days past due, a Notice Of Default with a 5 day cure period must be prepared by the assigned Collector and sent to the customer and a copy must be sent to all guarantors (See Appendix II.C.1.c for standard letter). During this time, the assigned Collector must call the customer regularly to secure a "proposed" payment date and amount. At the 15 day past due point, the Collector must advise the Portfolio Manager of the collection history on the account and, thereafter, the Portfolio Manager must remain involved in the collection process and work closely with the Collector seeking to resolve the delinquency.







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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------



2.   MORTGAGE LOANS (CONTINUED)

d. 30 - 45 DAY PROCEDURES - If any amount due on an account becomes 30 days past due, the Portfolio Manager must notify the General Counsel to the status of the account and the actions taken on the account to date. The General Counsel shall inform Captec's executive management of any account that becomes 30 day past due and provide the Portfolio Manager with the proper procedure for Default and Acceleration notice in the jurisdiction where the mortgaged premises are located. A Notice Of Default and Acceleration of Payments must be prepared by the Portfolio Manager in accordance with the General Counsel direction and sent to the customer. Additionally, a separate Guarantor Notice Of Default and Demand for Payment letter must be sent to each guarantor, enclosing a copy of the letter to the customer and outlining the guarantors' responsibilities. All copies of these letters must be sent by both regular U.S. mail and by certified mail. These letters must accelerate the contract balance and must make final demand for payment.

     In addition to the above letter procedure at this time period, the Portfolio Manager, with assistance as required from the previously assigned Collector, must continue to speak with the customer and guarantors, their legal counsel, and the franchisor, with the objective of resolving the delinquency.

e. 45 - 90 DAY PROCEDURES - The Senior Vice President and General Counsel, Portfolio Manager and Collector staff must all review possible transfer, assumption or re-write opportunities within the chain concept system. Other members of executive management and of the Sales & Marketing Department should be consulted to help target potential buyers and evaluate the value of the real estate.








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- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II. COLLECTION POLICIES
Sub-Section:    C.  DELINQUENT ACCOUNTS

- --------------------------------------------------------------------------------



2.   MORTGAGE LOANS (CONTINUED)

f. CONTINUOUS CONTACT - Throughout the collection process, the Portfolio Manager must oversee the activities of the entire Portfolio Management Department with the objective of continuing dialogue with the customer to effect payment. All verbal discussions with the customer (e.g. - telephone calls, office visits, etc.) must be recorded in the Collectors or Portfolio Managers phone log (see form in Appendix II.C.1.f).








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- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II. COLLECTION POLICIES
Sub-Section:    D.  DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------

1.   EQUIPMENT FINANCINGS

a. REPLACEMENT OF FRANCHISEE & ASSUMPTION/TRANSFER OF FINANCING CONTRACT - Generally, the most effective method of recovery on defaulted accounts is the replacement of the franchisee and, in conjunction therewith, the assumption or transfer of the leases to the new franchisee. This process requires cooperation from and coordination with the franchisor or sub-franchisor, as only those parties can effect the replacement of the franchisee. The Portfolio Manager must determine whether the franchisor is obligated to assist Captec with this process under the terms of a remarketing agreement. Section II.E outlines methods for managing this process. The Equipment Portfolio Manager must be directly involved in this process.


b. FORECLOSURE AND TAKING LEGAL ACTION - If, after all attempts, payment has not been received, and the Equipment Portfolio Manager and General Counsel believe that it is in Captec's best interest to repossess the equipment, the General Counsel must contact the obligor and seek voluntarily release of the equipment into Captec's possession. If the obligor agrees to this request, the Equipment Portfolio Manager must arrange for immediate pick-up of the equipment by an outside contractor. In conjunction with the repossession, the Equipment Portfolio Manager must arrange for storage of the equipment and gain possession.

     If the obligor refuses to voluntarily release the equipment, the General Counsel must select local counsel to represent Captec and must instruct local counsel to immediately file the necessary proceedings to enforce Captec's rights to repossess the equipment. Thereafter, upon approval from the court, the Equipment Portfolio Manager must appoint a contractor as Captec's agent, and that agent must accompany the local sheriff to remove the equipment and gain possession.

     Other legal action may be required to attempt to collect any or all amounts due under the contract from the obligor or any guarantors. If local counsel is obtained to gain possession of the premises, such counsel must also be instructed by the General Counsel regarding other legal action that the General Counsel believes should be taken against these parties. Only the General Counsel has the authority to commence further legal action against obligors and related guarantors.





                                       73
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- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II. COLLECTION POLICIES
Sub-Section:    D.  DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------



1.   EQUIPMENT FINANCINGS (CONTINUED)

c. REMARKETING WITHIN FRANCHISE SYSTEM - Generally, the Equipment Portfolio Manager should attempt to sell forclosed premises to other franchisees of the same concept. The repossessed equipment is typically worth the most to another franchisee. The Equipment Portfolio Manager must determine whether the franchisor is obligated to assist Captec with this process under the terms of a remarketing agreement. See Section II.E for further information regarding utilizing franchisor support.

     The Equipment Portfolio Manager is responsible for all sale negotiations, although final sale amounts must be approved by the Chief Financial Officer. The Equipment Portfolio Manager should communicate pricing information to the Chief Financial Officer during the negotiating process so as to avoid delays in the sale closing process.

     Sales to other franchisees can be effected as cash sales or can be structured so as to be financed by Captec via a re-write of the contract, subject to the standard credit approval process. Structuring sales using Captec financing will often result in the realization of a higher recovery amount, and therefore, the Equipment Portfolio Manager should always include this option in the sale pricing negotiations.

d. REMARKETING TO THIRD PARTIES - Captec receives frequent requests to purchase equipment from various users and dealers. The Equipment Portfolio Manager is responsible for maintaining information files on these inquiries and for cultivating further remarketing sources. If equipment is repossessed, the Equipment Portfolio Manager must review these files in an attempt to identify potential buyers for the assets. Potential buyers must be contacted by the Equipment Portfolio Manager when equipment is available for sale. The original vendor of the repossessed equipment may also be of assistance, as outlined in Section II.E.3. The Company also subscribes to various trade publications which advertise "want to buy" prospects, and these can be reviewed for potential buyers. Consideration must also be given to existing customers operating other similar concepts who have indicated a need for additional equipment.





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- --------------------------------------------------------------------------------

Section:        II.  COLLECTION POLICIES
Sub-Section:    D.   DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------

1.   EQUIPMENT FINANCINGS (CONTINUED)

e. ENFORCEMENT OF RIGHTS UNDER FINANCING CONTRACT - As described in Sections II.C.1.d and II.C.1.e, Captec must send to the obligor a notice of default, which notice accelerates all future payment due under the contract. This notice states that Captec will pursue all remedies provided for in the contract. If the obligor does not respond to this notice and make an offer to satisfy their obligation, they must be considered for legal action. The General Counsel must review the facts of the matter and make a recommendation to the Executive Committee of whether legal action should be taken. The Executive Committee must consider the probabilities of prevailing in the legal action, the projected costs of such action and the probabilities of collecting from the obligor, and thereafter, must decide whether to take legal action. Subject to the realities of such considerations as legal costs and insufficient financial resources of the obligor, Captec's policy is to take legal action to recover material deficiencies remaining after the sale of the equipment.

f. ENFORCEMENT OF FRANCHISOR GUARANTEES AND REMARKETING AGREEMENTS - The Equipment Portfolio Manager must provide written notice to the franchisor according to the provisions of their Remarketing Agreement with Captec governing default situations. A follow-up phone call must be made by the Equipment Portfolio Manager to the franchisor to discuss the details of the default and to coordinate plans for the actions provided for in the Agreement. If the franchisor does not respond promptly in accordance with the Agreement and/or hesitates to effect its responsibilities in a timely manner, the Equipment Portfolio Manager must notify the General Counsel, and the General Counsel must assist the Equipment Portfolio Manager in seeking enforcement of the terms of the Agreement.





                                       75
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- --------------------------------------------------------------------------------

Section:        II.  COLLECTION POLICIES
Sub-Section:    D.   DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------

1.   EQUIPMENT FINANCINGS (CONTINUED)

g.   ENFORCEMENT ON GUARANTEES FROM PRINCIPALS AND OTHER OBLIGOR-RELATED PARTIES
     - In conjunction with Section II.D. I.e and as described in Sections II.C. 1.d and II.C.1.e, The Equipment Portfolio Manager must also send a notice of default and acceleration to each guarantor. This notice states that Captec will pursue all remedies provided for in the guarantee.

     Captec's standard guarantee is joint and several, allowing for collection of the entire balance due from any one or combination of guarantors. For each specific default, the Equipment Portfolio Manager and General Counsel must review the guarantee document to understand all of the terms of the guarantee, most importantly noting any non-standard language in the document. Thereafter, the Equipment Portfolio Manager must contact each guarantor in an attempt to collect payment under the guarantee.

     If the guarantors do not respond to this notice and make an offer to satisfy their obligation, they must be considered for legal action. The General Counsel must review the facts of the matter and make a recommendation to the Executive Committee of whether legal action should be taken. The Executive Committee must consider the probability of prevailing in the legal action, the projected costs of such action and the probability of collecting from the obligor, and thereafter, must decide whether to take legal action. Subject to the realities of such considerations as legal costs and insufficient financial resources of the obligor, Captec's policy is to take legal action to recover material deficiencies remaining after the sale of the equipment.

h. BANKRUPTCY FILINGS - All notices of bankruptcy filings must be routed to the Equipment Portfolio Manager, and the Equipment Portfolio Manager must send a copy to the General Counsel. The Equipment Portfolio Manager, with the assistance of the General Counsel, must take action to promptly require the trustee to affirm or reject the lease. If the lease is rejected, the Equipment Portfolio Manager must promptly repossess the equipment. The Equipment Portfolio Manager is also responsible for filing claims with the bankruptcy court, but such claims must be received and approved by the General Counsel prior to filing.





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- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II.     COLLECTION POLICIES
Sub-Section:    D.      DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------

2.   MORTGAGE LOANS

a. REPLACEMENT OF FRANCHISEE & ASSUMPTION/TRANSFER OF FINANCING CONTRACT - Generally, the most effective method of recovery on defaulted accounts is the replacement of the franchisee and, in conjunction therewith, the assumption or transfer of the premises to the new franchisee. This process requires cooperation from and coordination with the franchisor or sub-franchisor, as only those parties can effect the replacement of the franchisee. The Portfolio Manager must determine whether the franchisor is obligated to assist Captec with this process under the terms of a remarketing agreement. Section II.E outlines methods for managing this process. The Portfolio Manager must be directly involved in this process.


b. FORECLOSURE AND TAKING LEGAL ACTION - If, after all attempts, payment has not been received, and the executive management and General Counsel believe that it is in Captec's best interest to foreclose the mortgage, the General Counsel shall contact the obligor and seek voluntary release of the premises. Upon obtaining consent from the executive management, the General Counsel will prepare the necessary documents to effect this release of possession. If the obligor fails to respond to the request for voluntary release of the premises, the General Counsel shall select local counsel in the area where the mortgaged premises are located and have that counsel institute foreclosure proceedings. Local counsel shall also be instructed to proceed with whatever actions is necessary to collect for any deficiency resulting from the foreclosure action. Captec's policy is to take legal action to recover material deficiencies remaining after the sale of the mortgaged premises.

     Other legal action may be required to attempt to collect any or all amounts due under the promissory note from the guarantors. If local counsel is obtained to gain possession of the premises, such counsel must also be instructed by the General Counsel regarding other legal action that the General Counsel believes should be taken against these parties. Only the General Counsel or associated General Counsel has the authority to commence further legal action against obligors and related guarantors.





                                       77
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995
Section:        II.     COLLECTION POLICIES
Sub-Section:    D.      DEFAULTED ACCOUNTS

- --------------------------------------------------------------------------------



2.   MORTGAGE LOANS (CONTINUED)

c. REMARKETING WITHIN FRANCHISE SYSTEM - Generally, the Portfolio Manager should attempt to sell the foreclosed premises to other franchisees of the same concept. The premises is typically worth the most to another franchisee. The Portfolio Manager must determine whether the franchisor is obligated to assist Captec with this process under the terms of a remarketing agreement. See Section II.E for further information regarding utilizing franchisor support.

     The Portfolio Manager is responsible for all sale negotiations, although final sale amounts must be approved by the Chief Financial Officer. The Portfolio Manager should communicate pricing information to the Chief Financial Officer during the negotiating process so as to avoid delays in the sale closing process.

     Sales to other franchisees can be effected as cash sales or can be structured so as to be financed by Captec via a re-write of the contract, subject to the standard credit approval process. Structuring sales using Captec financing will often result in the realization of a higher recovery amount, and therefore, the Portfolio Manager should always include this option in the sale pricing negotiations.

d. REMARKETING TO THIRD PARTIES - If the Portfolio Manager is unsuccessful in Remarketing the premises to a franchisee of the same concept, franchisees and franchisors of like concepts shall be contacted. Use of Captec's data bank containing over 4,150 names of franchisees and 90 names of franchisors shall be used in this effort.

e. ENFORCEMENT OF FRANCHISOR GUARANTEES AND REMARKETING AGREEMENTS - The Portfolio Manager must provide written notice to the franchisor according to the provisions of their Remarketing Agreement with Captec governing default situations. A follow-up phone call must be made by the Portfolio Manager to the franchisor to discuss the details of the default and to coordinate plans for the actions provided for in the Agreement. If the franchisor does not respond promptly in accordance with the Agreement and/or hesitates to effect its responsibilities in a timely manner, the Portfolio Manager must notify the General Counsel, and the General Counsel must assist the Portfolio Manager in seeking enforcement of the terms of the Agreement.





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Section:        II. COLLECTION POLICIES
Sub-Section:    E. PROBLEM RESOLUTION TOOLS

- --------------------------------------------------------------------------------

1.   FRANCHISOR SUPPORT

     a) AGREEMENTS WITH FRANCHISOR - Captec has various written agreements with franchisors which govern delinquency/default resolution procedures. In seeking to resolve a problem customer account, the Senior Vice President, General Counsel, Portfolio Manager and Collector must make themselves familiar with the terms of any such agreement, discuss strategies in connection with the agreement and, in certain circumstances, consult with the Senior Vice President of Sales & Marketing and the Sales Representative regarding the planned strategy. Thereafter, the Portfolio Manager and Collector must contact the franchisor to discuss the problem and agree on a collection strategy. If the agreement with the franchisor calls for financial or physical support, the Portfolio Manager also must discuss with the franchisor how they intend to fulfill these obligations.

     b) COORDINATING WITH FRANCHISOR'S INTERESTS - Even in the event that Captec has no written agreement with a franchisor, the Portfolio Management Department, in seeking to resolve a problem customer account, must strategize on how to work within the franchisor's interest and/or how to incorporate the franchisor into the collection process. The Portfolio Manager must contact the franchisor and discuss the problem with them, inquire as to whether the Franchisor is having problems with the franchisee (past due royalties, weak unit sales, operating weaknesses, management disputes, etc.). If the franchisor is having problems, the Portfolio Manager must inquire about what actions the franchisor intends to take against the franchisee. This information will be considered by Captec in forming its collection strategy for the specific account. It also helps to corroborate information provided by the franchisee to Captec.


2. REGIONAL SUB-FRANCHISOR SUPPORT - In some franchise systems, the franchisor has "delegated" its franchisee support systems to some form of sub-franchisor. In these circumstances, the franchisor support problem resolution tools must be adjusted to fit the sub-franchisor. The Portfolio Management Department must seek to contact and develop relationships with these sub-franchisors for the purpose of seeking assistance with problem resolution.




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- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    E.  PROBLEM RESOLUTION TOOLS

- --------------------------------------------------------------------------------

3. VENDOR SUPPORT - In the event of a default leading to a repossession and remarketing of the equipment, equipment vendors may be of assistance in contacting potential buyers of the repossessed equipment.


4. FACILITATING FRANCHISE UNIT TRANSFER - The Portfolio Manager must negotiate the terms of transfer and supply the prospective transferee with a credit application package. The Portfolio Manager must notify the Credit Manager of this action. The Portfolio Manager must remain in contact with the potential replacement franchisee to encourage the timely completion of the application. The applicant must be instructed to return the completed application to the attention of the Portfolio Manager. Upon receipt of the completed application, the package must be immediately delivered to the Credit Manager for credit underwriting. In the event that the replacement franchisee's credit application is approved, the Portfolio Manager must communicate to the Manager of Contract Administration the nature of the account and any special time urgencies for the documentation of the replacement contracts. Thereafter, the Portfolio Manager must monitor the progress of the documentation process to ensure that the transfer/assumption/re-write is completed in a timely fashion and any delinquency or default is cured.




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- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        II. COLLECTION POLICIES
Sub-Section:    F.  PREPAYMENTS

- --------------------------------------------------------------------------------

1. METHODS OF QUOTING PREPAYMENTS - The Portfolio Manager(s) are responsible for quoting prepayments on contracts. Generally, lease contracts do not have prepayment clauses and are non-cancelable agreements (except in the case of purchase option windows provided in real estate leases). Loan contracts may have stated prepayment penalty schedules.

     a) EQUIPMENT LEASES - Prepayments are allowed but not encouraged by Captec Prepayment amounts are computed by taking into consideration book balances, residuals, prepayment penalties, unbilled property taxes, sales taxes and various other transaction specific items. The Chief Financial Officer is responsible for setting the methodology for making these calculations. The Portfolio Manager is responsible for computing prepayment amounts. Any deviations from the standard methods of calculation must be must be approved by the Chief Financial Officer.

     b) REAL ESTATE LEASES - Prepayments are generally not allowed, except in the case of purchase option windows provided in real estate leases. All other prepayment requests will typically be declined, but such requests should be directed to the Sales Account Representative for customer relations purposes. With respect to contractual purchase options, the Portfolio Manager is responsible for computing the purchase amount, taxes, etc. Any non-contractual prepayment amounts must be computed by the Chief Financial Officer. In any event, all prepayment calculations for real estate leases must be approved by the Chief Financial Officer.

     c) REAL ESTATE MORTGAGE LOANS - Prepayments are allowed to the extent provided for in the loan documents. The Portfolio Manager is responsible for computing the principal balance, accrued interest, prepayment penalties, recording fees, etc, in accordance with the loan prepayment clause(s). All prepayment calculations for real estate mortgage loans must be approved by the Chief Financial Officer.

2. PENALTY COMPUTATION - Generally, all prepayments will be subject to a penalty. Penalties will be calculated according to the following: first in accordance with contractual prepayment penalty agreements; and second in accordance with computations set from time to time by Captec's Chief Financial Officer.




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- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    F.  PREPAYMENTS

- --------------------------------------------------------------------------------

3. WAIVER OF PREPAYMENT PENALTIES - ONLY the Chief Financial Officer has the authority to waive prepayment penalties. Requests for such waiver should be communicated INTERNALLY to the Chief Financial Officer.







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CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    G.  EQUIPMENT LEASE EXPIRATIONS

- --------------------------------------------------------------------------------

1. COMMUNICATION TO LESSEE - Approximately 30 days prior to the expiration of the lease term, the Portfolio Management Department must send a letter to advise the Lessee of their end of lease options. In addition, an invoice for the purchase price, in an amount as determined by the Equipment Portfolio Manager (see Section II.G.2), must accompany the letter. See Appendix II.G.la and II.G.lb for sample termination notices.


2. PRICING & NEGOTIATING WITH LESSEE - Approximately 10 days after mailing the termination notice, the Equipment Portfolio Manager must contact the Lessee by phone to determine if they choose to purchase the equipment, return the equipment or extend the lease.

     The purchase amount must been established by the Equipment Portfolio Manager at time of invoice by using current market information, i.e. trade papers and dealer information. In the event the lease has a pre-written purchase agreement, that amount must be billed. The Equipment Portfolio Manager has the authority to adjust the amount due, if circumstances dictate. The purchase amount must be clearly noted as payable on the termination date of the lease.

     Subsequent to receipt of the entire purchase price, the Equipment Portfolio Manager must have a bill of sale prepared, must execute the bill of sale and send it to the lessee. See Appendix II.G.2a for standard form of bill of sale. Any modifications to the standard form of bill of sale must be approved by the General Counsel. A copy of the bill of sale must be filed in the lease file.

     The Equipment Portfolio Manager may negotiate terms for an extended payment plan if necessary and is mutually agreed. In such event, the Equipment Portfolio Manager must negotiate the terms of the extension or renewal and produce appropriate documentation for execution. See Appendix II.G.2b for the standard form of Lease Extension Agreement. The terms of extension vary, dependent upon the needs of the Lessee as well as the willingness of Captec.

     If the Lessee does not respond in a timely manner to the termination letter or does not pay the purchase price in a timely manner, the Lease Agreement provides Captec with the right to collect month to month extension rentals from the termination date through payment of the purchase price. Such extension rentals




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- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    G.  EQUIPMENT LEASE EXPIRATIONS

- --------------------------------------------------------------------------------



2.   PRICING & NEGOTIATING WITH LESSEE (CONTINUED)

     are equal to the monthly rent required during the base term of the lease. The Equipment Portfolio Manager has authority to use their own discretion in choosing whether to enforce this provision of the lease. If such extension rentals are to be enforced, the Equipment Portfolio Manager must notify the Accounting Department to prepare an invoice for such amounts due.

3. HANDLING AND SALE OF RETURNED ASSETS - The Lessee is required to provide written notice of intent to return all, but not less than all, of the leased equipment. The Equipment Portfolio Manager must instruct the Lessee on where to ship the equipment, and should select a location that will lead to the most efficient disposal of the equipment. The Lessee is responsible for packaging, de-installation, insurance and freight charges to a site as designated by Lessor.

     If possible, the Equipment Portfolio Manager should attempt to negotiate a sale of the equipment to a third party prior to shipment and, in such case, must instruct the Lessee to ship from their site directly to the buyer. Buyers must be solicited from various sources. They can be existing Lessees, franchisees, franchisors, vendors or perhaps unrelated third party buyers. The Equipment Portfolio Manager must negotiate the terms of the equipment sale and facilitate invoices, purchase orders and any other required documents. Captec has storage facilities available locally. If the equipment is to be stored elsewhere, the Equipment Portfolio Manager must arrange for the off-site storage.

     The Equipment Portfolio Manager must arrange for any necessary inspections as well as de-installation, if needed, at Lessee's expense. After completion of rental payments, the Equipment Portfolio Manager must obtain original documents, including UCC reassignments, from any assignee, in order to be able to provide buyers with evidence of clear title. The Equipment Portfolio Manager must forward original UCC's (keeping a copy in the lease file) to the Documentation Department for processing the termination of the UCC.






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- --------------------------------------------------------------------------------

Section:        II. COLLECTION POLICIES
Sub-Section:    H.  CASUALTY & THEFT

- --------------------------------------------------------------------------------

1. INSURANCE REQUIREMENTS - Lessees are required to assume all risk of loss or damage to the leased equipment. If there is a loss during the term of the lease, the Lessee is required to report such to the Equipment Portfolio Manager. In addition, Captec requires insurance from the Lessee naming Captec as loss payee and additional insured. Therefore, in the event of a loss, the insurance company will also notify Captec of the loss event.

     The Equipment Portfolio Manager must work with Lessee and insurance company to compensate Captec for the loss by replacement of the equipment or payment of balance due under the lease. In some cases, a stipulated loss value schedule may be part of the lease agreement and must be used to determine the value of the loss.

     Compensation may also be sought from the insurance companies for any equipment which might be missing at time of repossession or termination.

     In the event of a Notice of Insurance Cancellation during the lease term, the Equipment Portfolio Manager must notify the Lessee that cancellation is a condition of a default and must advise the Lessee of the requirement of reinstatement of coverage. The Equipment Portfolio Manager must monitor such accounts to verify that the insurance is actually reinstated.





                                       85
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                 III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES








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- --------------------------------------------------------------------------------

Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    A.   INTRODUCTION

- --------------------------------------------------------------------------------

1. DOCUMENTATION DEPARTMENT ORGANIZATION - Captec has a Documentation Department made up of a group of employees dedicated to production and processing of all equipment lease documentation. The following is the organizational chart for the documentation department organization.


                                       |
                                       |
                               -------------------
                               |   Manager of    |
                               |    Contract     |
                               | Administration  |
                               |   Equipment     |
                               -------------------
                                       |
                                       |
                               -------------------
                               |    Contract      |
                               | Administrators   |
                               -------------------
                                       |
                                       |
                               -------------------
                               |    Contract      |
                               |     Clerk        |
                               -------------------






     The Documentation Department reports to the Company's senior management via the Senior Vice President and General Counsel.





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- --------------------------------------------------------------------------------

Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    A.   INTRODUCTION

- --------------------------------------------------------------------------------



2. DELIVERING QUALITY CUSTOMER SERVICE - The equipment lease documentation process involves considerable interaction with Captec's lessees, franchisors and equipment vendors. As a result, personnel in the Documentation Department play an important role in delivering quality service to these customers and suppliers.

     The Documentation Department's customer service role is also unique since it must balance this commitment to deliver quality customer service with the requirement to produce documentation that protects Captec's interest in the leased property and that complies with all laws, including those in the lessee's place of business.

     Among other things, quality customer service means:

          -   Professional communication
          -   Market expertise
          -   Timely response (see below)
          -   Genuine interest in the customers' needs

     Timely response addresses all of the various ways in which the Documentation Department interfaces with customers. This includes timely preparation of documents, timely resolution of documentation issues, facilitating timely execution of documents and timely completion of the lease funding.





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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    B.   STANDARDIZED DOCUMENTATION

- --------------------------------------------------------------------------------

All equipment lease documentation must be prepared using Captec's standardized documents. See Section III.D.5 for a list of the standard documentation. Any changes to such standard documentation or any additional non-standard documentation required for a specific lease must be pre-approved by the Senior Vice President and General Counsel.







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- --------------------------------------------------------------------------------

Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    C.   DOCUMENTATION CHECKLISTS

- --------------------------------------------------------------------------------

Each document required for a lease transaction must be input into the Documentation Checklist included in the application file of the INFO-LEASE Credit Application Module. There are pre-programmed standardized checklist available for selection and modification. The Documentation Checklist must be maintained at all times by the assigned Contract Administrator such that each document required for a specific lease can be monitored as to its status.

The Manager of Contract Administration - Equipment is responsible for monitoring the INFO-LEASE checklist reports to ensure that transactions are being processed on a timely basis.









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- --------------------------------------------------------------------------------

Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

1. PRELIMINARY PROCEDURES - Upon approval of a Credit application and receipt of the Credit File, the following preliminary procedures occur:

         a) DOCUMENTATION FILE - A Documentation File must be created by the Credit Department from the Credit File and forwarded to the Documentation Manager. The following documents must be copied from the Credit File and placed into the Documentation File:

            -  Credit Approval Letter
            -  Report on Financing Application
            -  Lease Proposal
            -  Check evidencing payment of Commitment Fee
            -  Any other information necessary to prepare the Lease documents

         b) UCC and Financing Statements - The Documentation Clerk must prepare the following documents and send them to the Lessee:

            -  UCC financing statements
            -  Credit Approval Letter
            -  Insurance Request Letter
            -  Landlord's Waiver
            -  Letter to Lessee outlining the Closing Process
            -  Invoice and Payment Information for Equipment Vendors

2. REVIEW OF DOCUMENTATION FILE - Once the Documentation File has been created, the Documentation Manager is required to review the file and determine a projected funding date and identify any additional information or clarification that is needed from the Credit Department regarding the terms of the commitment.

3. ASSIGNMENT OF DOCUMENTATION FILE - After review, the Documentation Manager must assign the file to a Contract Administrator, who has had previous experience, if possible, with the concept account. The Documentation Manager must update INFOLEASE to show the projected funding date and the Contract Administrator worklist ID.





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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

4. LEASE DOCUMENT PACKAGE - The Contract Administrator must review the file to determine what, if any, additional documents or information must be obtained in order to prepare the Lease. Accordingly, the Contract Administrator must prepare a Lease Documentation Package based on the Lessee's business organization, the type of equipment being leased, the equipment location and the terms of the lease commitment. In addition, the following procedures must be completed by the Contractor Administrator:

         a) CONFIRMATION OF LEGAL ENTITY - The Contract Administrator must confirm the legal entity or the Lessee and order certified copies of organizational documents and Certificates of Good Standing from the state of organization and the state where the equipment is located.

         b) ARRANGEMENT FOR DIRECT BILLING - The Contract Administrator must contact the lessee to determine the name, address and phone number of the vendor who will be supplying the leased equipment and arrange for direct billing to Captec. At such time, the Contract Administrator must also give the Documentation Clerk invoices to prepare an Equipment Schedule for the Lease and any purchase orders required by equipment vendors.

         c) UCC SEARCHES - If the transaction is a sale/leaseback or if the equipment has been delivered prior to Captec's UCC filings, the Contract Administrator must order UCC searches.

         d) CONTACT CREDIT DEPARTMENT - The Contract Administrator must contact the Credit Department for approval of any increase in the amount of funding requested by the Lessee or changes in the structure of the commitment.




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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

5. LEASE DOCUMENTS - The Contract Administrator must prepare the following documents that complete the Document Package and send them to the Lessee via overnight courier:

         -  Equipment Lease Agreement
         -  Purchase Option Addendum
         -  Franchisee Addendum
         -  Certificate of Delivery Acceptance
         -  Certificate of Authority
         -  UCC-l with Equipment List (or UCC-3 if applicable)
         -  Bill of Sale (for salelease back)
         -  Personal/Corporate Guaranty
         -  Subordination Agreement
         -  Pay Proceeds Letter
         - Cover Letter enclosing outlines of any additional documents or information still needed from Lessee. Additional requirements include:
              -  Fully-Executed Copy of Franchise Agreement
              -  Fully-Executed Copy of Landlord Lease (If premises are rented)
              -  Copy of Deed (If premises are owned)
              -  Legal Description of Premises (for Fixture Filings)
              -  Lessee's Federal ID Number
         - Cover Letter also outlining any outstanding credit contingencies such as:
              -  Verification of Liquid Assets
              -  Copies of Tax Returns





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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

6. VERIFICATION OF RETURNED LEASE DOCUMENTS FROM LESSEE - The Contract Administrator must follow up with the Lessee for timely return of properly executed lease documents. Upon receipt of the returned documentation package, the Contract Administrator is required to review the lease documents signed by the Lessee. Specifically, the Contract Administrator must verify the following:

         -  The signatures on the documents are authorized by the Lessee
         -  No changes have been made to the documents
         -  The documents contain original signatures
         -  All signatures on Personal and Corporate Guaranties are notarized
         -  The documents are properly dated

7. VERIFICATION OF RETURNED LEASE DOCUMENTS FROM OTHERS - The Contract Administrator must review documents that are received separately from the Lessee to verify the accuracy of the documents. These documents will include:

         - Original Invoices required from the equipment vendor that must include a detailed description of the equipment, the location where the equipment is to be delivered and show the purchaser as "Captec." (unless it is a sale/leaseback)

         - A Certificate of Insurance showing Captec as Additional Insured and Loss Payee for liability and property damage coverage at equipment location in amounts that are satisfactory to Captec.

         - A Landlord's Waiver stating that the equipment is Captec's personal property, that Captec may remove it at any time and that Captec will be given notice if Lessee defaults under the landlord lease. Mortgagee must also sign, if applicable.

         - UCC searches to confirm that no prior liens exist. If the searches do not show the Captec lease filing, the Contract Administrator must complete a follow-up search.

         - Copies of Organizational Documents and Good Standing Certificates to confirm valid corporate status and authority.


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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

8. CONFIRMATION OF DELIVERY AND ACCEPTANCE - The Contract Administrator must make a due diligence telephone call to the Lessee confirming the delivery and acceptance of all equipment.

9. PREPARATION FOR FUNDING - After the equipment has been delivered and installed and Captec has received a complete lease document package, including original vendor invoices, the Documentation Department must prepare the transaction for funding.








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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    E.   LEGAL REVIEW OF DOCUMENTS

- --------------------------------------------------------------------------------

If the Lessee has requested changes to the standard lease documents, the Documentation Department must seek approval by Captec's General Counsel. The Documentation Manager may assist the Contract Administrator in negotiating the lease documents and landlord waivers, with final approval of Captec's General Counsel.



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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    F.   EXECUTION OF DOCUMENTS

- --------------------------------------------------------------------------------

1. LESSEE AND GUARANTORS SIGNATURES - The documents must be sent by the Documentation Department to the Lessee unsigned. The lessee and guarantors are required to sign the documents and return them to the Contract Administrator. Furthermore, the signatures of the guarantors must be notarized.

2. COUNSEL REVIEW - The signed lease documents must be presented by the Contract Administrator to Captec's General Counsel for execution. (If Captec's General Counsel is not available, the file must be presented to the Chief Financial Officer.) Captec's General Counsel is required to review the entire documentation file with the Commitment Letter to insure that all terms and contingencies of Captec's approval are met prior to executing the documents.


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Section:        III. EQUIPMENT LEASE DOCUMENTATION PROCEDURES
Sub-Section:    G.   FUNDING PROCEDURES

- --------------------------------------------------------------------------------

1. MASTER LEASE FUNDING DISBURSEMENT SUMMARY - The transaction will fund after the documents have been executed by Captec. At that time, the Master Lease Funding Disbursement Summary, outlining the vendors and the amounts to be paid, must be approved and issued to the Accounting Department. The Accounting Department will prepare payments to vendors as outlined in the disbursement summary.

2. RECEIPT OF POST CLOSING ITEMS - Any items approved by Captec's General Counsel for receipt on a post closing basis must be obtained by the Contract Administrator within 30 days of funding.

3. LESSEE'S COPY OF THE LEASE - A fully-executed copy of the Lease (with all attachments and addendums), the Certification of Delivery Acceptance and any Guaranties must be returned to the Lessee by the Documentation Department.

4. FINAL SUBMITTING TO ACCOUNTING - The Contract Administrator or the Documentation Clerk must place the documents in order in the lease file, complete any final data entries and submit the file to the Accounting Department for booking and billing.




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                   IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES





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                                                            Revised July 1995
Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    A.  INTRODUCTION

- --------------------------------------------------------------------------------

1. DOCUMENTATION DEPARTMENT ORGANIZATION - Captec has a Real Estate Documentation Department made up of a group of employees dedicated to production and processing of all mortgage documentation. The following is the organizational chart for the Real Estate Documentation Department.


                                        |
                                        |
                                ----------------
                                |  Manager of   |
                                |   Contract    |
                                |Administration |
                                |  Real Estate  |
                                ----------------
                                        |
                                        |
                                ----------------
                                |   Contract    |
                                |Administrators |
                                |   (Future)    |
                                ----------------
                                        |
                                        |
                                ----------------
                                |   Contract    |
                                |     Clerk     |
                                |   (Future)    |
                                ----------------




     The Real Estate Documentation Department reports to the Company's senior management via the Senior Vice President - Administration.



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                                                              Revised July 1995
Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    A.  INTRODUCTION

- --------------------------------------------------------------------------------

2. DELIVERING QUALITY CUSTOMER SERVICE - The mortgage documentation process involves considerable interaction with Captec's borrowers and franchisors. As a result, personnel in the Real Estate Documentation Department play an important role in delivering quality service to these customers and sellers.

     The Real Estate Documentation Department's customer service role is also unique since it must balance this commitment to deliver quality customer service with the requirement to produce documentation that protects Captec's interest in the mortgaged property and that complies with all laws, including those in the borrower's place of business and the location of the real estate.

        Among other things, quality customer service means:

         -  Professional communication
         -  Market expertise
         -  Timely response (see below)
         -  Genuine interest in the customers' needs

     Timely response addresses all of the various ways in which the Real Estate Documentation Department interfaces with customers. This includes timely preparation of documents, timely resolution of documentation issues, facilitating timely execution of documents and timely completion of the mortgage funding.

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- --------------------------------------------------------------------------------
                                                              Revised July 1995
Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    B.  STANDARDIZED DOCUMENTATION

- --------------------------------------------------------------------------------

All mortgage documentation must be prepared using Captec's standardized documents, as modified to conform with local requirements. See Section IV.D.6 for a list of the standard documentation. Any changes to such standard documentation or any additional non-standard documentation required for a specific mortgage must be pre-approved by the Senior Vice President - Administration.




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- --------------------------------------------------------------------------------
                                                             Revised July 1995

Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    C.  DOCUMENTATION CHECKLISTS

- --------------------------------------------------------------------------------

Each document required for a mortgage transaction must be inputted into the Real Estate Document Checklist. There are pre-established standardized checklists available for selection and modification. The Real Estate Document Checklist must be maintained at all times by the assigned Contract Administrator such that each document required for a specific mortgage can be monitored as to its status. See Exhibit IV.C for a sample Real Estate Documentation Checklist.

The Manager of Contract Administration - Real Estate is responsible for monitoring the Real Estate Document Checklist reports to ensure that transactions are being processed on a timely basis.




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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------

1. MORTGAGE DOCUMENTATION FILE - Upon approval of a mortgage loan application, the Mortgage Documentation File must be created by the Credit Department from the Credit File and forwarded to the Manager of Contract Administration - Real Estate. The following documents must be copied from the Credit File and placed into the Mortgage Documentation File:

         -  Credit Approval Letter
         -  Transaction Summary
         -  Mortgage Loan Proposal Letter
         -  Check evidencing payment of Commitment Fee
         -  Any other information necessary to prepare the mortgage documents

2. INITIAL REVIEW OF DOCUMENTATION FILE - Once the Mortgage Documentation File has been created, the Manager of Contract Administration - Real Estate is required to review the file and identify any additional information or clarification that is needed from the Credit Department regarding the terms of the commitment.

3. ASSIGNMENT OF REAL ESTATE DOCUMENTATION FILE - After review, the Manager of Contract Administration - Real Estate must assign the file to a Contract Administrator. The Manager of Contract Administration - Real Estate must update the Real Estate Document Checklist to show the projected funding date.



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- --------------------------------------------------------------------------------
                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------


4. COMMITMENT LETTER - The Manager of Contract Administration - Real Estate must prepare the Commitment Letter in accordance with the terms of the Mortgage Loan Proposal Letter but incorporate any modifications or additions called for in the Credit Approval Letter. Upon completion, the Manager of Contract Administration - Real Estate must have the Commitment Letter reviewed by the Senior Vice President - Administration and the Sales Representative. After the review process of the Commitment Letter has been completed, the Manager of Contract Administration - Real Estate is required to incorporate all necessary changes to the Commitment Letter.

     The Commitment Letter must be signed by the Senior Vice President - Administration or in his absence, the Chief Financial Officer or the President. The signed Commitment Letter must be sent by the Manager of Contract Administration - Real Estate to the Borrower via overnight courier.

     If the Borrower requests material changes to the Commitment Letter, the Manager of Contract Administration - Real Estate must have the changes reviewed by the Senior Vice President - Administration or Vice President - Credit, who determines if the Commitment Letter needs to be resubmitted to the Credit Committee. If these changes are determined to require additional approval from the Credit Committee, the revised Commitment Letter must also be resubmitted to the Senior Vice President - Administration or an authorized officer of Captec. Once completed, the Manager of Contract Administration - Real Estate sends the Commitment Letter to the Borrower via overnight courier.

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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



5. MORTGAGE DOCUMENT PACKAGE - Upon receipt of the Commitment Letter, signed by the Borrower, and the remainder of the Commitment Fee, the Contract Administrator must prepare and send the Real Estate Document Checklist to the Borrower via facsimile. In addition, the Contract Administrator must contact the Borrower to determine what, if any, additional documents or information must be obtained in order to prepare the Mortgage Document Package and coordinate the ordering of outside services. Accordingly, the Contract Administrator must prepare a Mortgage Document Package based on the Borrower's business organization, the property location and the terms of the Commitment Letter. Specifically, the following procedures must be completed by the Contractor Administrator:


         a) CONFIRMATION OF LEGAL ENTITY - The Contract Administrator must confirm the legal entity of the Borrower and order certified copies of organizational documents and certificates of good standing/authority from the state of organization and, if different, the state where the property is located.

         b) ORDER OF OUTSIDE SERVICES - The Contract Administrator must contact the Borrower to coordinate the ordering of outside services. These services include Real Estate and Business Valuation, Environmental Site Assessment, Survey, Title Insurance, and Lien and Judgment searches. See Section IV.D.6.

         c) CONTACT CREDIT DEPARTMENT - The Contract Administrator must contact the Credit Department for approval of any increase in the amount of funding requested by the Borrower, clearing of any credit contingency requirements and/or changes in the structure of the Commitment Letter.







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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6. MORTGAGE DOCUMENTS - The Contract Administrator must prepare, or request the preparation by third parties of, the following documents that complete the Mortgage Document Package. Upon completion, the Contract Administrator must promptly send the Mortgage Document Package to the Borrower via overnight courier:

         -  Promissory Note
         -  Mortgage or Deed of Trust
         -  Estoppel Letters
         -  Guarantee
         -  Forms of Opinions of Counsel
         -  Miscellaneous Closing Documents
         - Cover Letter outlining any additional documents or information still needed from the Borrower. Additional requirements include:
              -  Fully-Executed Copy of Franchise Agreement
              -  Lessee's Federal ID Number
         - Cover Letter also outlining any outstanding credit contingencies such as:
              -  Verification of Liquid Assets
              -  Copies of Tax Returns
              -  Studies on Demographics and/or Competition

     In addition, the Contract Administrator must obtain the following outside services with the Borrower:

         -  Real Estate and Business Valuation
         -  Environmental Site Assessment
         -  Survey
         -  Certificate of Insurance
         -  Title Commitment
         -  Lien and Judgment Search Results


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- --------------------------------------------------------------------------------
                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------


6.   MORTGAGE DOCUMENTS (CONTINUED)

     a) PROMISSORY NOTE - The purpose of the Promissory Note is to evidence the Borrower's obligation to repay the mortgage loan to Captec and to identify key agreements and terms of repayment between the Borrower and Captec. The Contract Administrator is required to review and confirm that the following information found in the Promissory Note is accurate:

         -  Name of the Borrower;
         -  Amount of the mortgage loan;
         -  Interest payable on the outstanding balance of the mortgage loan;
         -  Monthly payments;
         -  Term of the mortgage loan;
         -  Amortization period of the mortgage loan.


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- --------------------------------------------------------------------------------
                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     b) MORTGAGE OR DEED OF TRUST - In general, the Mortgage or Deed of Trust provides Captec with a lien on and a security interest in the real estate and/or improvements. The Real Estate Documentation Department is responsible for determining if a Mortgage or Deed of Trust is required in the State in which the property is located. In those States where a Deed of Trust is employed, the trustee must be approved by the Contract Administrator.

         The Contract Administrator must prepare the Mortgage or Deed of Trust on Captec's standard forms, modified to conform with state law requirements. These forms will include, among others, the following provisions:

         - LIENS - The Borrower must keep the property free from all liens and/or encumbrances (other than those acceptable to Captec) throughout the term of the loan.

         - COMPLIANCE WITH LAW - The Borrower must comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the property.

         - UTILITIES - The Borrower must pay all utility charges related to the property.

         - TAXES - The Borrower must pay all real estate taxes, assessments, ad valorem taxes or gross receipt taxes imposed by any authority having the power to tax the property. The Borrower must further agree to pay all personal property taxes related to the property.

         - MAINTENANCE AND REPAIRS - The Borrower must maintain the property in good repair, order and condition.

         - INSURANCE - The Borrower must maintain policies of insurance, in amounts and with insurance companies as are satisfactory to Captec.

         - ALTERATIONS - The Borrower must not make material alterations to the property unless prior written approval is obtained from Captec. The cost of all alterations will be paid for by the Borrower.


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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



     b)  MORTGAGE OR DEED OF TRUST (CONTINUED)

              - ASSIGNMENT AND SUBLETTING - The Borrower will not be permitted to transfer or assign the property without prior written approval from Captec.

              - HAZARDOUS MATERIALS - The Borrower must make certain representations and warranties for the benefit of Captec regarding hazardous materials and relevant environmental laws, and must further agree to indemnify and hold harmless Captec from any loss, liability, damage or expense that Captec may incur as a result thereof.

              - LEGAL DESCRIPTION - The legal description of the property on the Mortgage or Deed of Trust must conform to the legal description found on the Title Commitment.

              - LEASE AND/OR LICENSING AGREEMENTS - If the Borrower has a lease and/or licensing agreement with an operating entity who has the right to conduct franchise operations on the property, an assignment (on Captec's standard form) of the Borrower's rights and interest in that lease and/or licensing agreement must be given to Captec.



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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     c)  ESTOPPEL LETTERS -

         FRANCHISOR ESTOPPEL LETTER - The Franchisor must provide to Captec an Estoppel Letter, stating that the Borrower has entered into a franchise agreement with the Franchisor and that the franchise agreement is in full force and effect. The Franchisor must also state that the Borrower is not in default under the franchise agreement as of the closing date. In addition, the Contract Administrator must review and confirm that the Borrower has a valid franchise agreement in place for the property and that the franchise agreement has a term that is equal to or greater than the term of the mortgage loan (except as outlined in Section I.F1.1).

         GROUND LEASE LANDLORD ESTOPPEL LETTER - The Ground Lease Landland must provide to Captec an Estoppel Letter, stating that the Borrower has entered into a ground lease with the Landlord and that the ground lease is in full force and effect. The Landlord must also state that the Borrower is not in default under the ground lease as of the closing date. In addition, the Contract Administrator must review and confirm that the Borrower has a valid ground lease in place for the property and that the ground lease has a term that is equal to or greater than the term of the mortgage loan.


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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     d) GUARANTEE - The Contract Administrator is responsible for obtaining Guarantees from those principals of the borrowing entity as are indicated in the Credit Approval Letter. In general, the Guarantees are full and unconditional and will guarantee the full performance and payment of all obligations of the Borrower under the Promissory Note, the Mortgage or Deed of Trust, and all other documents evidencing or securing the mortgage loan.

         The Contract Administrator must use Captec's standard form and confirm that the correct Guarantor(s)' names, Borrower's name and loan amount appear on all Guarantees. In addition, the Contract Administrator must verify that all Guarantees are properly executed and notarized.



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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     e) OPINIONS OF COUNSEL - The Contract Administrator must confirm that all of the legal opinions are issued in the name of Captec. The following legal opinions are required and must be reviewed by the Contract Administrator and obtained as of the closing:

              - BUSINESS ENTITY - A legal opinion must verify that the Borrower is a duly formed and valid existing entity and qualified to do business in the jurisdiction where the property is located;

              - OBTAINED APPROVALS - A legal opinion confirming all approvals necessary as a condition of the Borrower entering into, executing, and delivering the mortgage loan documents has been obtained;

              - VALID AND BINDING AGREEMENT - A legal opinion stating that the Promissory Note, the Mortgage or Deed of Trust, and all other documents executed by the Borrower and delivered to Captec in connection with the transaction are valid and binding obligations of the Borrower and enforceable in accordance with their terms.

         In addition, the Contract Administrator is to obtain a legal opinion that confirms that the Guarantees from the individuals are valid and binding obligations of the Guarantors.



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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     f) MISCELLANEOUS CLOSING DOCUMENTS - The Contract Administrator must review and confirm that the following Miscellaneous Closings Documents are accurate:

              - CERTIFICATE OF BORROWER - The Certificate of Borrower provides additional representation and warranties supplemental to those set forth in the Promissory Note and Mortgage or Deed of Trust.

              - CERTIFICATE OF GUARANTOR - The Certificate of Guarantor provides additional representation and warranties supplemental to those set forth in the Guarantees.

              - CERTIFICATE OF OCCUPANCY - If the mortgage interest includes a newly constructed building, the Contract Administrator must obtain from the Borrower a copy of a valid Certificate of Occupancy issued for the property.

              - CLOSING STATEMENT - The Closing Statement provides loan disbursement instructions.





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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)


     g) REAL ESTATE AND BUSINESS VALUATIONS - All valuations must be prepared by Deloitte & Touche's Valuation and Realty Consulting Group.

         Valuations for loans secured by a Mortgage or Deed of Trust on a fee interest in the property will be based upon the real estate value, prepared by Deloitte & Touche. The maximum loan-to-value (LTV) ratios for such loans will be as follows:

                  Tier             LTV
                  ----             ---
                   I               90%
                  II               85%
                  III              80%

         Valuations for loans secured by a Mortgage or Deed of Trust on a leasehold interest in the property must be based upon the business enterprise value, as calculated by Deloitte & Touche. The maximum loan-to-value (LTV) for such loans will be 70%.


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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     h) ENVIRONMENTAL SITE ASSESSMENTS - The Borrower is required to obtain a Phase I Environmental Site Assessment, prepared by a certified Environment Engineer or an engineer who is licensed and authorized to conduct business in the state where the property is located.

         The Environmental Site Assessment must be addressed to Captec, and the Contract Administrator must review and confirm that the Environmental Engineer has not discovered any conditions that will lead to the evidence of an environmental hazard or condition with respect to the site. If environmental conditions do exist, Captec will reject the site or require the Borrower to engage in a Phase II Environmental Site Assessment to develop and implement further studies and a remediation program.

         An Environmental Site Assessment provided by the Borrower may be used if the assessment was completed less than one year from the expected closing date and accompanied by a reliance letter, addressed to Captec and signed by the engineer.





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Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     i) SURVEYS - Mortgage loans require a survey to conform to the ALTA-ACSM survey standards. The survey must be certified to the Borrower, Captec, and the Title Company and contain sufficient information and analysis to satisfy Captec.

         Once the survey is completed, the Contract Administrator must review and confirm the following information:

              - The legal description of the property found on the survey must conform to the legal description found on the Title Commitment;

              - All easements and all other matters affecting the title as noted in the Title Commitment are to be shown on the survey;

              - The building and all other major improvements are to be shown on the survey and located within the applicable building set back lines;

              - There are no encroachments from adjoining properties onto the property and no encroachments from the property onto adjoining properties.


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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     j) CERTIFICATE OF INSURANCE - The Contract Administrator must review and confirm that a Certificate of Insurance is issued by a company that is acceptable to Captec and includes the following types and amounts of insurance coverage, with loss payable clauses in favor of Captec:

              - Comprehensive general liability and property damage insurance with initial limits of at least $2,000,000/$2,000,000 for bodily injury and/or death and $1,000,000 for property damage;

              - Fire and extended coverage insurance on a replacement form with inflation-guard, vandalism and malicious mischief endorsements;

              - Flood insurance, in amounts acceptable to Captec, unless evidence is provided that the property is not located in a federally designated flood plain area;

              - Rent loss or business interruption insurance covering a period of not less than three (3) months;

Furthermore, the Contract Administrator must confirm that the Borrower has delivered evidence to Captec, on the closing date, that all policies of insurance are paid in full and are in full force and effect for not less than one (1) year from the closing date and contain the following items:

              -  Captec is named as an additional insured;

              - Each policy cannot be modified, amended or canceled without thirty (30) days' prior written notice to Captec;

              - Appropriate clauses pursuant to which the insurance carriers waive all rights of subrogation against the insured party and all additional insured parties with respect to all losses payable under such policies;

              - Appropriate clauses that any loss otherwise payable under such policies will be payable notwithstanding any act or negligence of Captec or the Borrower.





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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     k) TITLE COMMITMENT - The Contract Administrator must review and confirm that the Title Commitment:

              - appears in the most recent ALTA form without standard exceptions;
              -  names Captec as insured;
              - has the correct amount of the mortgage loan as the insured amount;
              -  is issued by a title company that is acceptable to Captec;
              - includes title endorsements deemed necessary by Captec's counsel;
              - must be subject to no exceptions, unless approved by Captec prior to the closing date;
              - includes an itemization of all outstanding and pending special assessments or states that there are none;
              - includes an itemization of all taxes affecting the property and states whether the taxes are current;
              - has attached copies of all instruments creating exceptions to the title of the property;
              -  has the closing date as its effective date.

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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



6.   MORTGAGE DOCUMENTS (CONTINUED)

     l) LIEN AND JUDGMENT SEARCH RESULTS - The Contract Administrator must order all UCC and other Lien Searches, such as tax liens and judgment liens. The lien searches are required to be completed in the State and County in which the Borrower's chief executive office is located, and in the State and County where the property to be financed is located.

         In addition to the Borrower, Lien Searches may be required on individual Guarantors, and in the case of a Borrower that is a limited partnership, lien searches must be completed on the general partners.





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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------



7. PREPAYMENT CLAUSES - The Contract Administrator is responsible for reviewing and confirming that the correct Prepayment Clause is found in the Promissory Note. Captec has two variations of a Prepayment Clause, as described below.

     a) MAKE-WHOLE PRE-PAYMENT CLAUSE - Under the make-whole provision, the Borrower is not allowed to prepay the loan during its first or second year. But commencing in the third year, the Borrower may elect to prepay the entire outstanding balance. In addition to the outstanding loan balance, the Borrower agrees to pay a premium, if applicable, based on a predetermined formula that guarantees Captec an agreed upon yield. (See Exhibit IV.D.7(b)) This clauses is the prefered prepayment provision.


     b) PREPAYMENT PREMIUM SCHEDULE - If the Borrower elects to prepay all or a portion of the outstanding balance on the loan, the following schedule of premiums must be collected:

                    Year(s)              Premium
                    -------              -------
                      1                     5%
                      2                     4%
                      3                     3%
                      4                     2%
                     5-10                   1%


     c) ONE-TIME PREMIUM-FREE PRE-PAYMENT CLAUSE - Supplemental to the Pre-Payment Clauses above, certain mortgage loans may include an additional option allowing the Borrower to prepay the loan, without a premium, during a pre-determined, single thirty (30) day period, occurring during the seventh to tenth year of the loan.






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                                                             Revised July 1995
Section:        IV.  MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    D.   PREPARATION OF DOCUMENTS

- --------------------------------------------------------------------------------


8. VERIFICATION OF RETURNED MORTGAGE DOCUMENTS FROM BORROWER - The Contract Administrator must follow up with the Borrower for timely return of the properly executed Mortgage Document Package. Upon receipt of the Mortgage Document Package, the Contract Administrator is required to verify the following:

         -  The signatures on the documents are authorized by the Borrower;
         -  No changes have been made to the documents;
         -  The documents contain original signatures;
         -  All signatures on personal and corporate Guarantees are notarized;
         -  The documents are properly dated, witnessed, and notarized.

9. VERIFICATION OF RETURNED MORTGAGE DOCUMENTS FROM OUTSIDE SERVICES - The Contract Administrator must review documents that are received separately from the Borrower to verify the accuracy of the documents.

10. FINAL REVIEW OF THE MORTGAGE DOCUMENT PACKAGE - The Mortgage Document Package must be presented by the Contract Administrator to the Manager of Contract Administration - Real Estate for final review. The Manager of Contract Administration - Real Estate is required to review the entire Documentation File with the Commitment Letter to insure that all terms and contingencies of Captec's approval are met.



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                                                              Revised July 1995

Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    E.  LEGAL REVIEW OF DOCUMENTS

- --------------------------------------------------------------------------------

If the Borrower has requested changes to the standard Mortgage Documents, the Real Estate Documentation Department must seek approval by the Senior Vice President - Administration. The Manager of Contract Administration - Real Estate may assist the Contract Administrator in negotiating the Mortgage Documents and with the final approval from the Senior Vice President - Administration.



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                                                               Revised July 1995
Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    F.  FUNDING PROCEDURES

- --------------------------------------------------------------------------------

1. MORTGAGE FUNDING DISBURSEMENT SUMMARY - The transaction will be in a position to fund after all documents, listed in the Mortgage Document Checklist, have been received by the Real Estate Documentation Department and the executed Mortgage or Deed of Trust has been delivered to the Title Company. At that time, the Mortgage Funding Disbursement Summary, outlining the amounts to be disbursed to the Title Company, must be issued to the Accounting Department.

2. RECEIPT OF POST CLOSING ITEMS - Any items approved by the Senior Vice President - Administration for receipt on a post closing basis must be obtained by the Contract Administrator within 30 days of funding.

3. BORROWER'S COPY OF THE MORTGAGE - A copy of the fully-executed Promissory Note and Mortgage or Deed of Trust (with all attachments and addendums), and any Guaranties must be delivered to the Borrower by the Real Estate Documentation Department promptly after funding.

4. FINAL SUBMITTING TO ACCOUNTING - The Contract Administrator or the Documentation Clerk must place the documents in order in the Mortgage Documentation File, complete any final data entries and submit the file to the Accounting Department for final booking and billing.



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                                                               Revised July 1995
Section:        IV. MORTGAGE LOAN DOCUMENTATION PROCEDURES
Sub-Section:    G.  ESCROW INSTRUCTIONS

- --------------------------------------------------------------------------------

The Real Estate Documentation Department must send to the Title Company the executed Mortgage or Deed of Trust, the fluids to be disbursed, and written escrow instructions. These escrow instructions must authorize the Title Company to record the Mortgage or Deed of Trust, disburse the funds in accordance with Captec's Closing Statement and issue its Title Commitment. Once the Contract Administrator has confirmed that the Title Company is prepared to issue its Title Commitment, the Mortgage or Deed of Trust will be released and recorded.


                                      125
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                                    APPENDIX

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Section:        APPENDIX
Sub-Section:    I.E.8 - Report to Credit Committee on Concept (Guideline Form)

- --------------------------------------------------------------------------------


                                FORMAT & OUTLINE
                          CONCEPT UNDERWRITING REPORT

            -------------------------------------------------------

                            FRANCHISOR/CHAIN SUMMARY

Franchisor:             Name & Address]

Number of Units:        Franchised -    ____
                        Company owned - ____

Projected Units:        ____ new units over the next year

Franchisee Fee:        $______

Investment per Unit:   $_______ - $_______

Asset Cost:
 Land                  $_______ - $_______
 Building              $_______ - $_______
 Equipment             $_______ - $_______

Franchisor Sales:      $___ Million(FYE___)

Business Nature:       ______________________

Ownership:             ________________

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- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.E.8 - Report to Credit Committee on Concept (Guideline Form)
                    (CONTINUED)

- --------------------------------------------------------------------------------

                           PROPOSED FINANCING PROGRAM




Program Description:    A $_________ financing facility for the financing of
                        [real estate/equipment] for [Concept] [franchisees].

Type of Financing:
  Real Estate           [Net Lease or Mortgage]
  Equipment             [Lease or Loan]

Asset Financing Amount:
  Real Estate           Up to $_________ per location (__% of cost)
  Equipment             Up to $_________ per location (__% of cost)

Term:
  Real Estate           ___Years
  Equipment             ___ Months

Amortization Periods:
  Real Estate          [fully amortizing or balloon]
  Equipment            [fully amortizing or balloon]

Yields Anticipated:     Describe nature of anticipated yields and status of
                        rate negotiations.

Equipment Package:      List major equipment items.

Franchisor Support:     Describe the general aspects of any contractual support
                        from the Franchisor, including the details of any remarketing and recourse agreements.

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Section:        APPENDIX
Sub-Section:    I.E.8 - Report to Credit Committee on Concept (Guideline Form)
                    (CONTINUED)

- --------------------------------------------------------------------------------



                         CONCEPT UNDERWRITING FINDINGS


Concept and Operation
- ---------------------

Typically should include discussion of:

     -   franchisor's headquarters location
     -   method of franchising/licensing
     -   concept features (including description of products sold and target
     -   market)
     -   typical building features (for restaurants)
     -   typical site features
     -   list of direct competition
     -   discussion of competitive advantages


Management and Operating History
- --------------------------------

Typically should include discussion of:

     -   history of concept and major events during its history
     -   ownership structure
     -   number of units in operation and growth trends
     -   number of outstanding development agreements
     -   projected new unit openings during next year
     -   summary background information on principal officers and directors


Fees Paid by the Franchisee
- ---------------------------

Franchise Fee:        indicate fee for first franchise unit and the fee schedule for multiple units

Royalty Fee:          ___% of net sales, payable _________
                      Also, describe any unique features to the royalty
               arrangements

Joint Marketing Fee:  ___% of net sales, payable _________
                      Also, describe any unique features to the royalty
               arrangements

Franchisee Ad
 Requirements: Indicate any requirements imposed on the franchisee for spending advertising dollars in the local market.

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- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.E.8 - Report to Credit Committee on Concept (Guideline Form)
                    (CONTINUED)

- --------------------------------------------------------------------------------



Investment Requirements
- -----------------------

The following is a summary of the estimated costs, exclusive of land and building investments, that the franchisee may be required to incur:

- --------------------------------------------------------------------------------
ITEM                                HIGH             LOW
- --------------------------------------------------------------------------------
Franchise Fee                        $0              $0
- --------------------------------------------------------------------------------
Architect/Engineering                 0               0
- --------------------------------------------------------------------------------
Equipment-                            0               0
Kitchen, Furniture, POS
- --------------------------------------------------------------------------------
Signage                               0               0
- --------------------------------------------------------------------------------
Working Capital I                     0               0
Pre-Opening
- --------------------------------------------------------------------------------
Leasehold Improvements                0               0
- --------------------------------------------------------------------------------
TOTAL                                $0              $0
- --------------------------------------------------------------------------------

The above costs are exclusive of land and building investments the franchisee may be required to incur. These costs vary widely due to geographic areas, code requirements, condition of the structure, building design and size of building. However, the typical range of land and building costs are as follows:

- --------------------------------------------------------------------------------
ITEM                                HIGH             LOW
- --------------------------------------------------------------------------------
Land                                 $0              $0
- --------------------------------------------------------------------------------
Improvements on Land                  0               0
- --------------------------------------------------------------------------------
Building                              0               0
- --------------------------------------------------------------------------------
TOTAL                                $0              $0
- --------------------------------------------------------------------------------


Training and Support
- --------------------

Typically should include discussion of:
     - description of standard pre-opening training program, noting who receives training, location of training, length of training period and nature of training process
     - description of other support features such as: site selection, design and construction assistance, promotional and advertising programs, grand opening assistance, and on-going operations monitoring


Financial Requirements and Average Sales
- ----------------------------------------

Describe the minimum franchisee financial requirements (including net worth and liquidity thresholds) and comment on the sufficiency of these requirements.

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Section:        APPENDIX
Sub-Section:    I.E.8 - Report to Credit Committee on Concept (Guideline Form)
                    (CONTINUED)

- --------------------------------------------------------------------------------



Discuss the average sales per store unit broken down as follows:
     -   for franchised units
     -   for company operated units
     -   system-wide

Discuss other unit level economic measures such as various expense components expressed as a percent of sales, average cash flow as a percent of sales, and average net income as a percent of sales.

Financial Condition
- -------------------

Discuss the findings of the analysis of the franchisor's financial statements. Attach to the report the detailed financial statement spreadsheets which were prepared by the Credit Department. Highlight all pertinent trends, ratios and balances. Discuss all significant strengths and weaknesses.


Closures
- --------

For the past five years the following number of franchised units closed for any reason:

                               Fiscal year Ending
        19            19             19              19              19
        --            --             --              --              --


Discuss the reasons behind all closures.


Franchisee Survey
- -----------------

Indicate how many franchisees were surveyed (indicate number and % of franchise units represented by respondents) and their mix between single-unit versus multi-unit operators. Indicate the trends noted from the responses, including satisfaction ratings for both their own stores, the concept in general and the franchisor's support efforts. Indicate the range of average store unit sales represented by the respondents. Indicate any unusual comments or concerns noted by the respondents. Summarize the Credit Department's overall impressions from the survey responses.


Recommendation
- --------------

Summarize all strengths and weaknesses identified during the underwriting process, generally devoting a single sentence to each. Highlight any information which is incomplete. Make a recommendation for approval or decline based upon these issues.

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Section:        APPENDIX

Sub-Section:    I.F.11 - Report on Financing Application (Guideline Form)

- --------------------------------------------------------------------------------

                              TRANSACTION SUMMARY


LESSEE:
                 -----------------

GUARANTORS:
                 -----------------

CONCEPT:
                 -----------------

TRANSACTION
TYPE:
                 -----------------

LOCATION:
                 -----------------



PROJECTED
OPENING:
                 -----------------

PURCHASE PRICE: $
                 -----------------

TERM:
                 ------
RATE:
                 ------
PURCHASE OPTION:    %
                 ---
CLOSING FEE:        %
                 ---
IRR:                %
                 ---
IRR w/ RESIDUAL:    %
                 ---
TOTAL IRR:           %
                 ---

TRANSACTION:

Summarize the nature of the proposed transaction. Enumerate the total outstanding credit exposure to the customer, both before and after the proposed transaction.

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- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.F.11 - Report on Financing Application (Guideline Form)
                   (CONTINUED)

- --------------------------------------------------------------------------------

ORGANIZATION BACKGROUND:

Provide a summarization of the applicant's business structure, operating history and current operations.


KEY PERSONNEL:

Summarize the findings of the review of principals' prior operating experience (see Policy I.F.5)


GUARANTORS:

Provide a detailed discussion of the findings from the review of principals' personal financial statements (see Policy I.F.4) and the review of personal credit reports (see Policy I.F.6).


FINANCIAL ANALYSIS:

Discuss in detail all of the findings from the review of the applicant's financial statements (see Policy I.F.2).

Note what references were contacted, any derogatory comments received from such references and the analysts findings with respect to such comments (see Policy I.F.8).

For all applications related to a newly opened store unit, discuss in detail (and attach as an exhibit) the results of the credit analysis of the unit level economics for the new unit.


SOURCES AND USES:

For all applications related to a newly opened store unit, provide a chart indicating the sources and uses of capital and discuss whether these amounts reconcile with the expected sources and uses of capital as outlined in the Report to Credit Committee on Concept (see Policy I.E.7).


SITE ANALYSIS:

Discuss in detail all of the findings from site review (see Policy I.F.9).

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- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.F.11 - Report on Financing Application (Guideline Form)
                   (CONTINUED)

- --------------------------------------------------------------------------------



OTHER:

Discuss any other unusual positive or negative findings of the underwriting process which the analyst believes to be material to the credit decision.

RECOMMENDATION:

The analyst must state a recommendation to approve or decline, and note any contingencies for approvals. The primary strengths and weaknesses of the application must be highlighted, along with the principle reasons supporting the recommendation

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CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.F.12 - Credit Transaction Form

- --------------------------------------------------------------------------------

                                 APPROVAL SHEET

- -------------------------------------------------- -----------------------------
LESSOR:                                            APPLICATION #
- -------------------------------------------------- -----------------------------
LESSEE:                                            CCA NO.:
- -------------------------------------------------- -----------------------------
AMOUNT:                                            APPROVAL NO.:
- -------------------------------------------------- -----------------------------
FRANCHISE:                                         LOGGED IN:
- -------------------------------------------------- -----------------------------
APPROVED AT:                                       SALESMAN:
- -------------------------------------------------- -----------------------------
BY:                                                RECOURSE:
- -------------------------------------------------- -----------------------------
AMOUNT:                                            TERM
- -------------------------------------------------- -----------------------------
DATE:                  RATE:                       DISCOUNT:
- -------------------------------------------------- -----------------------------
EXPIRATION RATE:       APPROVAL:                   PURCHASE OPTION:
- -------------------------------------------------- -----------------------------
RATE FACTOR:                                       CLOSING FEE:
- -------------------------------------------------- -----------------------------
TRANSACTION TYPE:      REAL ESTATE:   EQUIPMENT:
- -------------------------------------------------- -----------------------------

                                CAPTEC APPROVAL

BY:                                              DATE:
   --------------------------------                   -------------------------

COMMENTS:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

- --------------------------------------- -------------------- -------------------
APPROVAL REQUIREMENTS                   DATE REQUESTED       DATE RECEIVED
- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------

- --------------------------------------- -------------------- -------------------


REJECTED AT:                      BY:         DATE:      REASON:
            ---------------------    --------      ------      -----------------
WITHDRAWN BY:                               DATE:        REASON:
             ------------------------------      -------        ---------------


- ----------------------- -------------------- -----------------------------------
      DATE              STATUS               OTHER COMMENTS
- ----------------------- -------------------- -----------------------------------

- ----------------------- -------------------- -----------------------------------

- ----------------------- -------------------- -----------------------------------

- ----------------------- -------------------- -----------------------------------

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    I.F.13.a - Credit Approval Letter

- --------------------------------------------------------------------------------

[Date]

[Address]



Dear [Mr/Ms. Lessee],

We are pleased to inform you that the lease application of [Applicant Name] has been approved. This lease approval is subject to the following terms and conditions:

LESSEE:

LOCATION:


LESSOR:             Captec Financial Group, Inc. or its assignee

COST:               $

EQUIPMENT:          Restaurant Equipment

BASE TERM
COMMENCEMENT:       [First or Fifteenth] of the month following equipment
                    acceptance.

BASE LEASE TERM:    [#] Months

INTERIM RENT:       Pro rata daily rate for the period between equipment
                    acceptance date and commencement of base term.

MONTHLY
PAYMENT FACTOR:     [ ]

                    Payments are subject to change to reflect changes in money market rates that may occur prior to Base Lease Term Commencement date.

PAYMENT FREQUENCY:  First and last month's rent is due upon closing. All remaining payments are due monthly in advance.

PURCHASE OPTION:    At the end of the Base Term or any renewal term, the Lessee may purchase the equipment for [__% of the original equipment cost] [the fair market value] [$1.00].

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX

Sub-Section:    I.F.13.a - Credit Approval Letter (CONTINUED)

- --------------------------------------------------------------------------------

NET LEASE:          This shall he a net lease. The Lessee will be
                    unconditionally obligated to pay rent during the base term.
                    All taxes (except income taxes of the Lessor), maintenance, insurance, risk of loss, and risk of obsolescence during the term will he at the sole risk and expense of the Lessee.

CONDITIONS:         This approval is subject to the following conditions:

                    -   Documentation acceptable to all parties to the Lease.

                    - Lessee agrees that approval of documents will not be unreasonably withheld.

                    - No material adverse change in the financial condition of the Lessee or any Guarantor prior to the closing.

                    - Complete legal description of all properties (see enclosed forms).

                    - Lessee shall reimburse Lessor for all Uniform Commercial Code filing and search costs incurred by Lessor as well as any other fees or charges incurred in relation to filing or recording any documents in connection with this lease agreement or any supplemental documents.

                    - See enclosed list for further documentation requirements.

                    -   Personal Guarantees of [ ].


The rate expires 30 days from the approval date. This approval is good for 90 days from the approval date of [- -95]. In order for the approval to hold, the lease must be funded by [- -95]. If the transaction has not been closed on or before this date, the application must be re-approved and updated financial information may be required. An additional processing fee of $150.00 is charged if an application requires re-approval. This approval is also contingent upon acceptable documentation and insurance coverage.

Please acknowledge your acceptance and understanding of these terms and conditions by signing below and returning the original signed copy to Captec Financial Group, Inc. The commitment fee previously submitted is a cost of business and does not apply toward the lease payments. In the event Lessee fails to enter into the Lease, the commitment fee will he forfeited to Lessor as liquidated damages.

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX

Sub-Section:    I.F.13.a - Credit Approval Letter (CONTINUED)

- --------------------------------------------------------------------------------

If you have any questions or concerns, please contact  at (313)994-5505.
Sincerely,



- ------------------------
Credit Manager


Accepted and understood by:


- -----------------------------------------------------------
                         Date

CAPTEC FINANCIAL GROUP, INC.                         OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX

Sub-Section:    I.F.13.b - Credit Decline Letter

- --------------------------------------------------------------------------------

[Date]

(Address]



Dear [Mr/Ms. Lessee],

Thank you for applying to Captec for credit. We have given your request careful consideration and regret that we are unable to extend credit to you at this time.

Captec is required by Federal Reserve Board regulations to provide you, upon timely request, specific reason(s) for the denial of business credit. [Reasons for denial include: No P.G. of spouse who is operator, derogatory personal credit.]

If you wish further information please contact:

        Captec Financial Group, Inc.
        24 Frank Lloyd Wright Drive
        Lobby L, 4th Floor
        Ann Arbor, MI 48106
        Attention: Credit Department
        Phone: (313)994-5505

In contacting the Credit Department, please specifically identify that your request is made pursuant to Regulation B, and provide an address and all the information specified. We will contact you with the reason(s) for denial within thirty (30) days of receiving your written request

The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The federal agency that administers compliance with this law concerning this creditor is the Federal Trade Commission, Equal Credit Opportunity, Washington, DC 20580.

Sincerely,


- ----------------------
Credit Manager

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX

Sub-Section:    ll.C.1.c - Notice of Default Letter

- --------------------------------------------------------------------------------



Date


Name
Company
Address
City, State Zip

RE: LEASE#
Dear ____________:

YOU ARE HEREBY NOTIFIED that pursuant to section 15(i) of your lease with CAPTEC FINANCIAL GROUP, INC. (Lessor) dated the _____ day of_______, 199_, you are in default for non payment of rent for the Month(s) of________________ in the total sum of $_______________.

You are hereby granted 7 days from date hereof to cure said default or Lessor shall declare the remaining __ payments totaling $________ due and payable forthwith as well as requiring the return of the equipment described in Exhibit A of said Lease, pursuant to Section 15(b) of said Lease, and to exercise any and all other remedies provided for default in Section 15(b) as well as any other rights provided by law.

All questions should be directed to the under signed by mail directed to the Lessor at 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106 or by telephone at (3l3)-994-5505.

Sincerely,

CAPTEC FINANCIAL GROUP, INC.


BY:
    ----------------------
ITS
   -----------------------

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    ll.C.1.d-1 - Notice of Default & Acceleration of Payments
                             Letter (Obligor)

- --------------------------------------------------------------------------------


DATE

NAME
COMPANY NAME
ADDRESS



RE: LEASE#

Dear

On [DATE] a Notice of Default was sent to you, certified mall, providing you with an opportunity to cure your lease default within seven days from that date. Since we have not received that payment, your account remains in default and that option to cure that default is hereby withdrawn.

YOU ARE HEREBY NOTIFIED THAT CAPTEC FINANCIAL GROUP, INC. HEREBY ELECTS, ACCORDING TO THE TERMS OF YOUR LEASE AGREEMENT, TO ACCELERATE YOUR REMAINING PAYMENTS AT THIS TIME.

DEMAND IS HEREBY MADE FOR PAYMENT IN FULL FOR THE REMAINING RENTALS AND ACCRUED FEES ON YOUR ACCOUNT IN THE AMOUNT OF _________________ WITHIN TEN (10) DAYS FROM DATE OF THIS NOTICE AND THE IMMEDIATE RETURN OF EQUIPMENT AS PROVIDED IN YOUR LEASE.

If these funds are not in our possession by that date, we will have our attorneys commence action under the Lease and pursue our remedies provided in your Lease Agreement as well as any other rights provided by law.

You may contact the undersigned at (313) 994-5505 with any questions you might have concerning your account balance.

Sincerely,
CAPTEC FINANCIAL GROUP, INC.

By:
   ---------------------------
       Patricia A. Devine
Its: Equipment Portfolio Manager
     ---------------------------
Via Certified Mail

CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    ll.C.1.d-2 - Notice of Default and Demand for Payment
                Letter (Guarantor)

- --------------------------------------------------------------------------------


DATE

NAME
COMPANY
ADDRESS
CITY, STATE ZIP

RE: LEASE #

DEAR (GUARANTOR)

The subject Lease is in Default as evidenced by a copy of the enclosed Notice to the Lessee. Accordingly, Captec Financial Group, Inc. has elected, pursuant to the terms of said Lease to accelerate the remaining payments so that there is presently due and payable the sum of $____________.

As a Guarantor under said Lease dated the ___ day of__________ 199__ you agreed "to pay on demand all sums due and to become due, to you (Captec) from the
Obligor...." In addition, if this matter is referred to an attorney you are obligated to pay attorney fees and costs.

DEMAND IS HEREBY MADE FOR PAYMENT IMMEDIATELY OF THE ENTIRE BALANCE SET FORTH ABOVE. IF CERTIFIED FUNDS ARE NOT RECEIVED BY US WITHIN TEN (10) DAYS FROM DATE OF THIS NOTICE WE WILL REFER THIS MATTER TO OUR ATTORNEYS FOR IMMEDIATE ACTION.

If you have any questions concerning this balance please contact the undersigned at (313) 994-5505.


Sincerely,
CAPTEC FINANCIAL GROUP, INC.

By:
   -----------------
Its:
    ----------------

Via Certified Mail

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    II.C.1.f- Phone Log

- --------------------------------------------------------------------------------

                                   PHONE LOG

COMPANY NAME:___________________________________________
PHONE NO:_______________________________________________
FAX NO:_________________________________________________
LEASE NO:_______________________________________________
CONTACT:________________________________________________


- ---------- -------------- -------------- --------------------- -----------------
INVOICE      DUE DATE         AMOUNT            LATE CHG.          TOTAL


- ---------- -------------- -------------- --------------------- -----------------



- -------- -----------------------------------------------------------------------
DATE     NOTES

- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------


- -------- -----------------------------------------------------------------------

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    II.G.1.a - Notice of Termination ($1 purchase option)

- --------------------------------------------------------------------------------

DATE

NAME
COMPANY
ADDRESS
CITY, STATE ZIP

Re: Lease No.
Dear__________:

Our records indicate that the term of your lease with Captec Leasing Company will expire on _____________,l99__.

Your lease was structured so that you would have ownership of the equipment at the term of the lease. After receipt of your final rental payment, a Bill of Sale will be sent to you.

We have enjoyed out business relationship and would be please to offer our leasing services to you in the future. If you have any questions regarding the above, please call me at 3l3/994-55O5.


Yours very truly,
CAPTEC FINANCIAL GROUP, INC.


By:___________________
Its:___________________

CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    II.G.1.b - Notice of Termination (true lease)

- --------------------------------------------------------------------------------

DATE

NAME
COMPANY
ADDRESS
CITY, STATE ZIP

RE:     LEASE NO.

Dear

Our records indicate that the term of your lease with Captec Leasing Company will expire on _________ __, 199__.

After receipt of your final rental payment, you will have two options. First you may purchase the equipment for the sum of ________________ (see our invoice enclosed). This sum must be received in our office no later than _____________ __, 199__.

Secondly, if you do not wish to purchase the equipment you must return it to a designated location as directed in writing at your expense, on or before _____________ __, 199__. Please note that your are liable for the same monthly payment provided for in your lease until the equipment is received at the site as instructed.

We have enjoyed our business relationship and would be pleased to offer out leasing services to you in the future. If you have any questions regarding the above, please call me at 313/994-5505.


Yours very truly,
CAPTEC FINANCIAL GROUP, INC.



By:_________________
Its:________________

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    II.G.2.a - Bill of Sale

- --------------------------------------------------------------------------------

                                  BILL OF SALE

In consideration of the sum of __________________________________________and
/100 ($________) Dollars, receipt of which is hereby acknowledged, CAPTEC FINANCIAL GROUP, INC. ("Seller") does hereby sell and transfer to___________. ("Buyer") the following described personal property:

                         SEE SCHEDULE A ATTACHED HERETO

The above described personal property is in a used condition, having been leased by the Buyer in the exercise of its rights under a lease. The Seller in neither a manufacturer nor distributor of, nor dealer or merchant in, said personal property.

THE SELLER MAKES NO WARRANTY OF TITLE OR THAT SAID PROPERTY IS FREE OF LIENS OR CLAIMS IN FAVOR OF OTHERS, AND MAKES NO WARRANTY OF MERCHANTABILITY IN RESPECT TO SAID PERSONAL PROPERTY, WHICH PROPERLY IS SOLD IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY OF SAID PROPERTY, THE BUYER AFFIRMS THAT IT HAS NOT RELIED ON THE SELLER'S SKILL OR JUDGMENT TO SELECT OR FURNISH SAID PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT THE SELLER MAKES NO WARRANTY THAT SAID PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF SAID PROPERTY ABOVE SET FORTH.

This is a final and exclusive expression of the agreement of the Seller and the Buyer and no course of dealing or usage of trade or course of performance shall be relevant to explain or supplement any term expressed in this agreement.

By acceptance of delivery of said property, the Buyer acknowledges that the Buyer has either examined said property as fully as desired, or has been given the opportunity for such examination and has been given the opportunity for such examination and has refused to make such examination.

IN WITNESS WHEREOF, Seller has executed this instrument this day of____________.

CAPTEC FINANCIAL GROUP, INC.
24 Frank Lloyd Wright Drive
P.O. Box 544
Ann Arbor, Michigan 48106-0544

By: _____________________
Its: _____________________

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        APPENDIX
Sub-Section:    II.G.2.b - Lease Renewal Agreement

- --------------------------------------------------------------------------------

                            LEASE RENEWAL AGREEMENT
                            -----------------------

This agreement is executed pursuant to Lease Agreement No. ________ dated ____, 199_ (the "Lease Agreement"). Lessor and Lessee hereby agree that, for the purposes of extending the Basic Term of the Lease Agreement, the terms of the Lease Agreement shall be amended as follows:

5. BASIC TERM: _______ (_) months commencing on________________ and ending on
_________.

7. BASIC RENT: ________________ (_) payments of$_________ (plus applicable sales/use tax) payable monthly on the ____________________ (_) day of each successive month commencing ________________________. Followed by __________ (_)
payments of $_________ (plus applicable sales/use tax) payable monthly on the ____________________ (_ ) day of each successive month commencing______________.


In all other respects, the terms and conditions of the Lease Agreement and the Equipment Schedule shall remain the same and continue to be in effect.



LESSEE HEREBY ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS AGREEMENT.



LESSOR:                                         LESSEE:
CAPTEC FINANCIAL GROUP
                                        ------------------------------

By:                                    By:
    -------------------------              ---------------------------
        (Signature)                             (Signature)
Name:                                  Name:
      -----------------------               --------------------------
                                                  (Print Name & Title)
Date:                                  Date:
     ------------------------                -------------------------

                                    EXHIBITS

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        EXHIBITS
Sub-Section:    I.F.1 - Credit Application Form

- --------------------------------------------------------------------------------

24 Frank Lloyd Wright Drive                                        800-522-7832
Lobby L. 4th Floor            [CAPTEC FINANCIAL GROUP LOGO]        313-994-5505
P.O. Box 544
Ann Arbor, MI 48106-0544

SALESPERSON ___________            LEASE APPLICATION        DATE _______________

COMPANY NAME ___________________________________________________________________

ADDRESS ________________________________________________________________________
          City               County               State               Zip

PHONE _____________________  CONTACT ___________________________________________

ADDRESS OF INSTALLATION: SAME ____  OTHER ______________________________________

TIME IN BUSINESS ______ TYPE OF BUSINESS _______________________________________

CIRCLE ONE:   Corporation    Partnership   Proprietorship

================================================================================
                                   GUARANTOR

- -------------------      -----------------------       -------------------------
NAME                     NAME                          NAME

- -------------------      -----------------------       -------------------------
TITLE                    TITLE                         TITLE

- -------------------      -----------------------       -------------------------
HOME ADDRESS             HOME ADDRESS                  HOME ADDRESS

- -------------------      -----------------------       -------------------------


- -------------------      -----------------------       -------------------------


- -------------------      -----------------------       -------------------------
S.S#                     S.S#                          S.S#

- -------------------      -----------------------       -------------------------
PHONE                    PHONE                         PHONE

** IF LESS THAN ONE YEAR AT THIS ADDRESS, PLEASE ALSO INCLUDE PREVIOUS ADDRESS.

================================================================================
                                BANK REFERENCES

BANK          BRANCH/LOCATION      PHONE     ACCOUNT#     OFFICERS     CH SV LN
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
================================================================================
                                TRADE REFERENCES

FIRM                                CONTACT         CITY/STATE      PHONE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
================================================================================

                                   EQUIPMENT

VENDORS______________________ PHONE_________________ SALESPERSON________________

ADDRESS ________________________________________________________________________

EQUIPMENT DESCRIPTION (INCLUDE MODEL AND SERIAL NUMBERS WHEN AVAILABLE):

____________________________________        COST ___________ TAX _______________

____________________________________       TOTAL ___________ CUST. DWNPMT ______

____________________________________       TERM ____________ RATE ______________

____________________________________       # ADVANCE PMTS ______________________

CAPTEC FINANCIAL GROUP, INC.                          OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        EXHIBITS
Sub-Section:    II.B.2.a - Delinquency Report

- --------------------------------------------------------------------------------

                                                   Collection Reports - 25

- --------------------------------------------------------------------------------

                            Collection Report Menu

- --------------------------------------------------------------------------------


                               DELINQUENCY REPORT

PURPOSE

        This report lists past-due contracts, sorting them by delinquency status (number of days past due) and by number of days since a payment has been made.




Characteristics
        Frequency                  Upon request.

        Generation                 This report is selected from the Collection
                                   Report Menu.

        Format                     The contracts are listed in numerical order.

                                   Examples of headings printed on the report are as follows:

                                        "PAST DUE OVER 90 DAYS
                                        LAST PAYMENT OVER 90 DAYS AGO"

                                        "PAST DUE OVER 90 DAYS
                                        LAST PAYMENT 61-90 DAYS AGO"

                                        "PAST DUE 61-90 DAYS
                                        LAST PAYMENT OVER 90 DAYS AGO"


Fields

        CONTRACT NUMBER            The contract number within the lessor.

        CUSTOMER NAME              The customer's name.

        PAST DUE                   The total amount past due.


- --------------------------------------------------------------------------------

Info-Lease(R) Report Guide                                             Rev VIII
Decision Systems, Inc.                                                 04/1989

26 - Collection Reports


- --------------------------------------------------------------------------------

                             COLLECTION REPORT MENU

- --------------------------------------------------------------------------------

Delinquency Report  cont....

        RENTAL PAYMENT             The scheduled payment amount.

        LAST PAYMENT DATE          The date of the last payment. This could be
                                   either a default or manually entered date.

        NEXT DUE DATE              The due date of the next payment.

        BOOK EXPOSURE              The book exposure is calculated as follows:

                                               Net Investment
                                             + Unearned ITC
                                             -----------------
                                             = Book Exposure

                                   See Appendix 2 - 1 for net investment
                                   calculation.

                                   Note: The Book Exposure is printed if the
                                         contract is over 60 days past due and
                                         the last payment was over 60 days ago
                                         (Delinquency Report only).

        BALANCE REMAINING          The contract balance remaining.

                                   This is printed if the contract is past-due less than or equal to 60 days, or the last payment was less than or equal to 60 days ago.

        TOTALS Totals are printed for PAST DUE and BALANCE REMAINING if the contract is past-due less than or equal to 60 days, or the last payment was less than or equal to 60 days ago. They are also printed for RENTAL PAYMENT.

                                   Totals are printed for PAST DUE and BOOK
                                   EXPOSURE if the contract is over 60 days past-due and the last payment was over 60 days ago. They are also printed for RENTAL PAYMENT.

        NUMBER OF CONTRACTS        The total contracts within their past-due and
                                   last payment date categories.

- --------------------------------------------------------------------------------

Info-Lease(R) Report Guide                                             Rev VIII
Decision Systems, Inc.                                                 04/1989

                                                         Collection Reports - 27


DELINQUENCY.RPT              INFO-LEASE TEST SYSTEM                      PAGE 5
03/10/1989                     DELINQUENCY REPORT
                              AS OF MARCH 10, 1989
PAST DUE 3-30 DAYS
LAST PAYMENT 1-30 DAYS AGO


                                                                            RENTAL           LAST            NEXT          BALANCE
CONTRACT NUMBER      CUSTOMER NAME                        PAST DUE         PAYMENT   PAYMENT DATE        DUE DATE        REMAINING
- ---------------      -------------                        --------         -------   ------------        --------        ---------

001-0000009-000      SUMMIT DESIGN COMPANY                21,323.70      21,323.70     02/27/1989      03/01/1989       725,005.80
001-0000009-001      SUMMIT DESIGN COMPANY                 5,786.46       5,786.46     02/27/1989      03/01/1989       219,885.48
001-0000009-002      SUMMIT DESIGN COMPANY                 6,817.73       6,817.73     02/27/1989      03/01/1989       299,980.12
001-0000009-003      SUMMIT DESIGN COMPANY                 5,141.76       5,141.76     02/27/1989      03/01/1989       241,662.72
001-0000009-004      SUMMIT DESIGN COMPANY                 4,595.84       4,595.84     02/27/1989      03/01/1989       229,792.00
001-0000009-005      SUMMIT DESIGN COMPANY                 6,596.87       6,596.87     02/27/1989      03/01/1989       349,634.11
001-0000009-006      SUMMIT DESIGN COMPANY                 8,417.20       8,417.20     02/27/1989      03/01/1989       454,528.80
001-0000030-000      COLLINS BUILDING & DEVELOPMENT        1,248.27       1,248.27     02/22/1989      03/01/1989        21,220.59
001-0000030-001      COLLINS BUILDING & DEVELOPMENT          506.12         506.12     02/22/1989      03/01/1989         8,604.04
001-0000088-016      SETHE COMPANY                         4,293.30       4,293.30     02/06/1989      03/01/1989        90,159.30
001-0000098-000      MILTON INC.                           6,357.95       6,357.95     02/03/1989      03/01/1989        95,369.25
001-0000098-001      MILTON INC.                             430.32         430.32     02/03/1989      03/01/1989         6,454.80
001-0000098-002      MILTON INC.                             539.15         539.15     02/03/1989      03/01/1989        10,243.85
001-0000098-003      MILTON INC.                             132.73         132.73     02/03/1989      03/01/1989         2,787.33
001-0000151-000      SOUTH ORTHOPEDIC SURGERY                859.56         859.56     02/21/1989      03/01/1989        29,225.04
001-0000192-000      TATES, D HERMAN                       1,104.31       1,104.31     02/23/1989      03/01/1989         8,834.48
001-0000204-000      CLARK COMPANY                         1,126.84       1,126.84     02/06/1989      03/01/1989        28,171.00
001-0000277-000      ROUNDLAKE LUMBER & MOLDING CO         3,923.37       3,923.37     02/23/1989      03/01/1989       176,551.65
001-0000277-001      ROUNDLAKE LUMBER & MOLDING CO           340.23         340.23     02/23/1989      03/01/1989        17,011.50
001-0000277-002      ROUNDLAKE LUMBER & MOLDING CO           827.27         827.27     02/23/1989      03/01/1989        47,154.39
001-0000311-002      A-PLUS CHEMICAL CO., INC.               625.82         625.82     02/06/1989      03/01/1989        36,297.56
001-0000398-000      CELLWAY MEDICAL CLINIC, LTD.          9,136.88       9,136.88     02/02/1989      03/01/1989       529,939.04
001-0000034-000      H & L FAST PRINT                        641.66         641.66     03/01/1989      03/01/1989        19,249.80
001-0000034-001      H & L FAST PRINT                        395.33         395.33     03/01/1989      03/01/1989        13,045.89
001-0000051-001      DEHLER ASSOCIATES INC                 1,156.38       1,156.38     03/03/1989      03/01/1989        21,971.22
001-0000051-002      DEHLER ASSOCIATES INC                    79.27          79.27     03/03/1989      03/01/1989         1,823.21
001-0000051-004      DEHLER ASSOCIATES INC                   578.78         578.78     03/03/1989      03/01/1989        10,418.04
001-0000094-000      QUINN INDUSTRIES                      1,508.65       1,508.65     03/22/1989      03/01/1989         3,017.33
001-0000094-001      QUINN INDUSTRIES                        388.97         388.99     03/22/1989      03/01/1989         4,667.86
001-0000094-002      QUINN INDUSTRIES                         53.97          53.97     03/22/1989      03/01/1989           701.61
001-0000094-003      QUINN INDUSTRIES                        296.21         296.21     03/22/1989      03/01/1989         4,739.36
001-0000094-004      QUINN INDUSTRIES                        114.35         114.35     03/22/1989      03/01/1989         2,401.35
001-0000094-005      QUINN INDUSTRIES                        284.70         284.70     03/22/1989      03/01/1989         6,832.80
001-0000094-006      QUINN INDUSTRIES                        989.78         989.79     03/22/1989      03/01/1989         7,918.31
001-0000129-000      BLOCKE BUILDING CORPORATION             304.88         304.88     03/10/1989      03/01/1989         8,536.64
001-0000370-001      SET MANUFACTURING CORPORATION         1,726.41       1,734.59     03/20/1989      03/01/1989       102,332.63
001-0000379-001      BILL D. TULL, M.D., P.C.                189.42         473.54     03/01/1989      03/01/1989        18,657.48
001-0000398-003      CELLWAY MEDICAL CLINIC, LTD.            112.77         393.68     03/01/1989      03/01/1989        22,552.53
001-0000398-004      CELLWAY MEDICAL CLINIC, LTD.            488.45         749.05     03/01/1989      03/01/1989        44,682.40
001-0000449-000      TYSON INDUSTRIES                        449.20      23,100.55     03/01/1989      03/01/1989        69,750.85
                                                         ----------     ----------                                      ----------
TOTALS:                                                   99,890.86     123,376.08                                    3,991,812.16
NUBER OF CONTRACTS:     40

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL

Section:        EXHIBITS
Sub-Section:    II.B.2.b - Summary Past Due Report

- --------------------------------------------------------------------------------

                                                         Collection Reports - 13

- --------------------------------------------------------------------------------

                             COLLECTION REPORT MENU

- --------------------------------------------------------------------------------


                            SUMMARY PAST DUE REPORT

PURPOSE

The Summary Past Due Report lists past-due contracts by aging category, including ones with only miscellaneous amounts past due. This report also provides a summmary by aging category of the receivable balances for contracts.



CHARACTERISTICS
        Frequency             This is considered a period-end report, but may be
                              requested at any time.

        Generation            This report is selected from the Collection Report
                              Menu.
                              In addition to the standard sort options, you are given the option to have the residual added to the CBR on the report.

        Format The left side of the report displays the past-due payment aging fields, and the right side lists the contract balance remaining and any receivable writedown that may have been entered. Grand totals of all fields are printed at the end of the report. The contract information is listed in numerical order. Following each primary page break, a Portfolio Percent Report will be printed that summarizes the past-due contracts as a percentage of the entire portfolio. A summary page follows the report, which shows general ledger totals.


- --------------------------------------------------------------------------------

Info-Lease(R) Report Guide                                             Rev VIII
Decision Systems, Inc.                                                 04/1989

14 - Collection Reports

- --------------------------------------------------------------------------------

                             COLLECTION REPORT MENU

- --------------------------------------------------------------------------------

SUMMARY PAST DUE REPORT CONT....

FIELDS
        CONTRACT NUMBER       The contract number within the lessor.

        CUSTOMER NAME         The customer's name.

        PAYMENTS PAST DUE BY  The list of past-due amounts in their respective
         AGING CATEGORIES     aging categories.

        LATE CHRGS            The total late charges past due.

        INTEREST              The total interest past due.

        MISC                  The total miscellaneous charges past due.

        TAXES                 The total taxes past due.

        TOT PAST DUE          The total contract amount past due.

        CONTRACT BALANCE      The receivable balance appears in the aging
         REMAINING/WRITEDOWN  category corresponding to the oldest payment.

                              Ex: A contract has three payments past due as
                                  follows:

                                           01-30   $775.00
                                           31-60   $775.00
                                           61-90   $775.00

                                  The contract balance remaining is $15,500, and will be printed in the 61-90 aging classification.


- --------------------------------------------------------------------------------

Info-Lease(R) Report Guide                                             Rev VIII
Decision Systems, Inc.                                                 04/1989

                                                         Collection Reports - 15

- --------------------------------------------------------------------------------

                             COLLECTION REPORT MENU

- --------------------------------------------------------------------------------

SUMMARY PAST DUE REPORT CONT....

        CONTRACT BALANCE      If there has been a writedown to the receivable,
        REMAINING/WRITEDOWN   the writedown amount is printed as a negative
        CONT....              amount below the receivable balance.

                              Note: The Renewal CBR or "OPEN RNWL" will be printed if the original CBR goes to zero and the contract has been renewed (Renewal Module only).



SUMMARY PAGES

        Following each primary page break, a Portfolio Percent Report will be printed that summarizes the past-due contracts as a percentage of the entire portfolio.

        The last page of the report prints a miscellaneous general ledger summary. The payments to each individual account are reported along with the identifying general ledger account number and description.



- --------------------------------------------------------------------------------

Info-Lease(R) Report Guide                                            Rev VIII
Decision Systems, Inc.                                                04/1989

                                                        Collection Reports - 17

SUMMARY.PASTDUE.RPT                                          INFO-LEASE TEST SYSTEM                                       PAGE    8
03/10/1989                                       SUMMARY PAST DUE REPORT FOR MARCH 10, 1989

                                    PAYMENTS PAST DUE BY AGING CATEGORY                     CBR + RESIDUAL/WRITEDOWN

CONTRACT NUMBER         3-30      31-60      61-90      91-OVER      LATE CHRGS             GROUPED ACCORDING TO AGING CATEGORY
CUSTOMER NAME                  INTEREST       MISC        TAXES    TOT PAST DUE             3-30      31-60      61-90    91-OVER
- ---------------     --------   --------      -----      -------    -------------            ----      -----      -----    -------
001-0000222-006

                     FILING FEES              5.00         0.00

001-0000239-000         0.00       0.00       0.00         0.00         0.00
WILLIAMS TRACTOR CO                                        0.00        86.54

                     JANUARY LATE CHARGE     86.54         0.00

001-0000241-000         0.00       0.00       0.00         0.00         0.00
WILKINSONS DEVELOP & CONSTRC                               0.00       123.45
                     JANUARY LATE CHARGE    123.45         0.00

001-0000247-000     6,007.21   6,007.21   6,007.21    24,028.84         0.00                                           258,310.03
HUELDON ASSOCIATES                            0.00         0.00    42,050.47

001-0000247-001       523.33     523.33     523.33     2,093.32         0.00                                            25,119.84
HUELDON ASSOCIATES                            0.00         0.00     3,663.31

001-0000254-000         0.00       0.00       0.00         0.00         0.00
WILSON TRANSPORTATION                                      0.00     2,388.06
                     LEASE PAYMENT FROM

                     12-1 THRU 1-1          745.76        50.26
                     LEASE PAYMENT FROM

                     1-1 THRU 2-1           745.76        50.26
                     LEASE PAYMENT FROM

                     2-1 THRU 3-1           745.76        50.26

001-0000277-000     3,923.37       0.00       0.00         0.00         0.00          186,153.65
ROUNDLAKE LUMBER A MOLDING CO                 0.00         0.00     3,923.37

001-0000277-001       340.23       0.00       0.00         0.00         0.00           17,011.50
ROUNDLAKE LUMBER & HOLDING CO                 0.00         0.00       340.23

001-0000277-002       827.27       0.00       0.00         0.00         0.00           47,154.39
ROUNDLAKE LUMBER S HOLDING CO                              0.00       830.27
                     FILING FEES              3.00         0.00

001-0000303-000     1,761.09   1,761.09       0.00         0.00         0.00                      88,054.50
SMITH MOTOR CAR COMPANY, LTD                               0.00     3,747.59
                     DECEMBER LATE CHARGE   111.82         0.00
                     JANUARY LATE CHARGE    113.59         0.00

001-0000311-002       625.82       0.00       0.00         0.00         0.00            36,297.56
A-PLUS CHEMICAL CO., INC.                     0.00        41.93       667.75

001-0000336-005       912.99      30.43       0.00         0.00         0.00                      53,896.84
REST LINE REFRIGERATION CO INC                0.00         0.00       943.42

001-0000370-001     1,726.41       0.00       0.00         0.00         0.00           106,413.63
LOW MANUFACTURING, INC.                       0.00         0.00     1,726.41

001-0000379-001       189.42       0.00       0.00         0.00         0.00            18,658.48
BILL A. TULM, M.D., P.C.                      0.00         0.00       189.42

                                                        Collection Reports - 18


SUMMARY.PASTDUE.RPT                                          INFO-LEASE TEST SYSTEM                                       PAGE    13
03/10/1989                                       SUMMARY PAST DUE REPORT FOR MARCH 10, 1989
                                                               PORTFOLIO PERCENT

                                              CBR
                                              WITH
PAST DUE DAYS      % PORTFOLIO                RESIDUAL                NO. OF CONTRACTS
- -------------      -----------                -----------             ----------------
30 TO 30                                         9,580.60                     1
31 TO 60                 20.68              44,589,332.07                    27
61 TO 90                  9.28              20,009,695.06                    24
OVER 90                  69.23             149,260,696.01                    42
                         =====             ==============                  ====
TOTAL                    99.20             213,869,303.74                    94

TOTAL CBR BALANCE WITH RESIDUAL            215,590,990.52

TOTAL NO. OF CONTRACTS............          135

                                                         Collection Reports - 19

SUMMARY.PASTDUE.RPT                                          INFO-LEASE TEST SYSTEM                                       PAGE    12
03/10/1989                                       SUMMARY PAST DUE REPORT FOR MARCH 10, 1989
                                                         MISCELLANEOUS PASTDUE SUMMARY

CL ACCOUNT NUMBER         DESCRIPTION                        AMOUNT
- -----------------         -----------                        ------
LLL.3501.BBB.RR.00        Other Insurance Fees               400.00
LLL.3501.BBB.RR.00        Setup Charges                       15.50
LLL.2095.BBB.RR.00        Property Tax                       333.33
LLL.3501.BBB.RR.00        Insurance Fees                      46.50
                           UNKNOWN                           15.50
                          0022 UNKNOWN                       138.29
LLL.3502.BBB.RR.00        Service Fees                       200.00

                                          TOTAL MISCELLANEOUS PAST DUE 1,149.12

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL

- --------------------------------------------------------------------------------
Section:        EXHIBITS
Sub-Section:    III.D.5(a) - Equipment Lease Agreement

- --------------------------------------------------------------------------------

                    24 Frank Lloyd Wright Drive
 Captec                      Lobby L, 4th Floor         LEASE AGREEMENT
                                   P.O. Box 544
                 Ann Arbor, Michigan 48106-0544


- ----------------------------------------------------------------------------------------------------------------
  QTY.             DESCRIPTION OF LEASED EQUIPMENT          MODEL NO.       SERIAL NO.
- ----------------------------------------------------------------------------------------------------------------
                                                                                       NEITHER VENDOR
                                                                                       NOR ANY SALESMAN
                                                                                        IS AN AGENT OF
                                                                                        LESSOR NOR ARE
                                                                                      THEY AUTHORIZED TO
                                                                                      WAIVE OR ALTER THE
                                                                                        TERMS OF THIS
                                                                                         LEASE. THEIR
                                                                                       REPRESENTATIONS
                                                                                       SHALL IN NO WAY
                                                                                       AFFECT LESSEE OR
                                                                                      LESSOR'S RIGHTS OR
                                                                                        OBLIGATIONS AS
                                                                                       HEREIN SET FORTH.
- ----------------------------------------------------------------------------------------------------------------
  EQUIPMENT LOCATION: (If other than Billing Address of Lessee)

  Street Address              City                     County             State       Zip
- ----------------------------------------------------------------------------------------------------------------

- --------------------------------------------------    ----------------------------------------------------------
             RENTAL PAYMENT SCHEDULE                                         ADVANCE PAYMENT
                                                            Check for this amount must accompany Lease Application
             BASE LEASE TERM                              ----------------------------------------------------------
RENTAL       Commencement Date________________________
 TERM
             ________ Payments of $_____per [ ] month                                  [ ] 1st and last ____________
                                            [ ] quarter   $__________________________  [ ] Other____________________
             Followed By                                                                        _______________
______       ________ Payments of $_____per [ ] month     Inclusive of applicable tax
                                            [ ] quarter
[ ] Months   Inclusive/Exclusive of applicable tax
[ ] Quarters
- --------------------------------------------------    ----------------------------------------------------------

================================================================================================================

1. PURCHASE AND ACCEPTANCE: Lessee requests Lessor to purchase the Equipment from a supplier (the "Supplier")
and arrange for delivery to Lessee, which shall be deemed complete upon the Commencement Date. Lessor shall have no responsibility for delay or failure of Supplier to fill the order for the Equipment.

- ----------------------------------------------------------------------------------------------------------------
     2. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON
     BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:
     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT. ITS
     MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS
     QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;
     (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire from Lessee's selected Supplier and Lease to Lessee and the Equipment is in good condition and to Lessee's complete satisfaction and Lessee hereby approves the contract by which Lessor has acquired the Equipment;
     (c) Lessee leases the Equipment "as is" and with all faults;
     (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;
     (e) if the Equipment is not property installed, does not operate as represented or warranted by the
     Supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence.
     Lessee's only remedy, if any, shall be against the Supplier or manufacturer of the Equipment and not against Lessor;
     (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the Supplier or the manufacturer of the Equipment; and
     (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR: and
     (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE
     OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.
                                                                                            -------------------
          The parties have specifically negotiated and agreed to the foregoing paragraph.     INITIALS
- ----------------------------------------------------------------------------------------------------------------

3. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment: and (2) the Supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the Supplier, and Lessor has not selected, manufactured, or supplied the
Equipment. LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE
EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A
DESCRIPTION OF ANY SUCH RIGHTS.

                THE ADDITIONAL PROVISIONS ON THE REVERSE SIDE HEREOF ARE INCLUDED IN, AND MADE A
               PART OF, THIS LEASE. THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED ABOVE.

LESSOR                                                          LESSEE
- ------------------------------------------------------------    ------------------------------------------------
  ACCEPTED:

 ---------------------------------------------------------        --------------------------------------------
 LESSOR                                                           LESSEE (COMPLETE LEGAL NAME)

 DATE: ___________________________________________________        ADDRESS ____________________________________

                                                                  CITY ___________COUNTY ______ST ___ZIP______
 BY:______________________________________________________
                   AUTHORIZED SIGNATURE                           PHONE (___)_____________ DATE_______________


                                                                  BY: X_______________________________________
 LEASE NO:________________________________________________                      AUTHORIZED SIGNATURE

- ------------------------------------------------------------    ------------------------------------------------

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL

- --------------------------------------------------------------------------------
Section:        EXHIBITS
Sub-Section:    III.D.5(b) - Certificate of Delivery Acceptance

- --------------------------------------------------------------------------------

                    24 Frank Lloyd Wright Drive
 Captec                      Lobby L, 4th Floor         LEASE AGREEMENT
                                   P.O. Box 544
                 Ann Arbor, Michigan 48106-0544


- ----------------------------------------------------------------------------------------------------------------
  QTY.             DESCRIPTION OF LEASED EQUIPMENT          MODEL NO.       SERIAL NO.
- ----------------------------------------------------------------------------------------------------------------
                                                                                       NEITHER VENDOR
                                                                                       NOR ANY SALESMAN
                                                                                        IS AN AGENT OF
                                                                                        LESSOR NOR ARE
                                                                                      THEY AUTHORIZED TO
                                                                                      WAIVE OR ALTER THE
                                                                                        TERMS OF THIS
                                                                                         LEASE. THEIR
                                                                                       REPRESENTATIONS
                                                                                       SHALL IN NO WAY
                                                                                       AFFECT LESSEE OR
                                                                                      LESSOR'S RIGHTS OR
                                                                                        OBLIGATIONS AS
                                                                                       HEREIN SET FORTH.
- ----------------------------------------------------------------------------------------------------------------
  EQUIPMENT LOCATION: (If other than Billing Address of Lessee)

  Street Address              City                     County             State       Zip
- ----------------------------------------------------------------------------------------------------------------

- --------------------------------------------------    ----------------------------------------------------------
                 RENTAL PAYMENT SCHEDULE                                         ADVANCE PAYMENT
                                                              Check for this amount must accompany Lease Application
               BASE LEASE                                   ----------------------------------------------------------
RENTAL         Commencement Date________________________
 TERM
               ________ Payments of $_____per [ ] month                                  [ ] 1st and last ____________
                                              [ ] quarter   $__________________________  [ ] Other____________________
               Followed By                                                                        _______________
______         ________ Payments of $_____per [ ] month     Inclusive of applicable tax
                                              [ ] quarter
[ ] Months     (Includes Advance Rentals)
[ ] Quarters
- --------------------------------------------------    ----------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------
                                   LESSEE'S CERTIFICATE OF DELIVERY ACCEPTANCE

     We are pleased to confirm to you as follows:
     1. All of the equipment described in the attached Lease has been delivered to and received by the undersigned Lessee; that all installation of other work necessary prior to the use thereof has been completed; that said equipment has been examined and/or tested and is in good operating order and condition and is in all respects satisfactory to the undersigned and as represented, and that said equipment has been accepted by the undersigned and complies with all terms of the attached Lease.
     Consequently, Lessor is hereby authorized to pay for the leased equipment and commence said lease.

     2. In the future, in the event that said equipment fails to perform as expected or represented Lessee will continue to honor the attached Lease by continuing to make monthly payments in the normal course of business and will look solely to the seller or manufacturer for the performance of all covenants and warranties. In addition, Lessee will indemnify Lessor and hold them harmless from any nonperformance of the aforementioned equipment, hereinafter referred to as "Accepted Items".
     RENT PAYMENT DATE: _______ DAY OF EACH MONTH.
     (If the Acceptance Date is not a rent payment date, interim rent will be added to the first rent payment as provided in Section 4 of the Lease.)

     3. LESSEE'S ASSURANCES. Lessee represents, warrants and agrees as follows:
     (a) The representations and warranties of Lessee in Section 13 of the Agreement are true and correct on and as of the below Acceptance Date as though made as of that date. The representations and warranties of any guarantor of Lessee's obligations under the Lease contained in the related guaranty are similarly true and correct.
     (b) Lessee has received, inspected and approved the Accepted Items. They are in good working order and conform to the Lease and all applicable specifications. Lessee will not terminate, repudiate or modify the Lease as to the Accepted Items or reject or revoke its acceptance of the Accepted Items for any reason whatsoever. The above information concerning the Accepted Items is true, correct and complete.
     The Accepted Items are being placed in service on the Acceptance Date, which, unless Lessor has consented otherwise, is the date on which Lessee is signing this Certificate of Acceptance.
     (c) No Event of Default under the Lease has occurred. There has been no adverse change in the business or financial condition of Lessee or any such guarantor since the date of the most recent financial statements submitted to Lessor before Lessor signed the Lease.

     4. WARRANTY AND RELATED MATTERS. Lessor has not selected, manufactured or supplied the Accepted Items.
     Lessor is acquiring the Accepted Items in connection with the Lease. Lessee has received a copy of and has approved the purchase order(s) or contracts(s) for the Accepted Items. Lessee acknowledges that it has selected the supplier(s) of the Accepted Items. Lessor hereby informs Lessee that Lessee may have rights under the purchase order(s) or contract(s) for the Accepted Items and advises Lessee to contact such supplier(s) for a description of any such rights.
     This certificate shall not be considered to alter, construe. or amend the terms of the aforesaid
     Agreement(s).

- ----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------    ------------------------------------------------

 ---------------------------------------------------------        --------------------------------------------
 LESSEE (COMPLETE LEGAL NAME)                                       SUPPLIER


 BILLING ADDRESS _________________________________________          ADDRESS ____________________________________

 CITY ___________COUNTY ______ST ___ZIP___________________          CITY ___________COUNTY ______ST ___ZIP______

 PHONE (___)_____________ ACCEPTANCE DATE_________________          PHONE (___)_____________ DATE_______________

 BY: X____________________________________________________          CONTACT_____________________________________
              AUTHORIZED SIGNATURE
 LEASE NO:________________________________________________

- ------------------------------------------------------------    ------------------------------------------------

CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL

- --------------------------------------------------------------------------------
Section:        EXHIBITS

Sub-Section:    IV.C - Real Estate Document Checklist

- --------------------------------------------------------------------------------

MORTGAGE CHECKLIST

     Lender:            _______________________________________________________
     Borrower:          _______________________________________________________
     Restaurant:        _______________________________________________________
     Property Location: _______________________________________________________
     Closing Date:      _______________________________________________________
     Funding Account:   _______________________________________________________


DOCUMENTATION REQUIREMENTS

Real Estate Document Requirements

                                         Doc's      Date      Received      Person
     PRELIMINARY INFORMATION             Sent       Due       Date          Responsible                Comments
     Checklist Created                                 7/5/95
                                        -------------------------------------------------------------------------------------------
 1  Proposal Letter/Commitment Fee                                          SalesRep
                                        -------------------------------------------------------------------------------------------
 2  Commitment Letter/2nd Commit. Fee                                       LPerkins
                                        -------------------------------------------------------------------------------------------

    PRELIMINARY SITE INFORMATION
                                        -------------------------------------------------------------------------------------------
 3  Site Inspection                                                         SalesRep         MAXIMUM OF ACTUAL COSTS: $1,000/SITE
                                        -------------------------------------------------------------------------------------------
 4  Site Plan                                                               Customer
                                        -------------------------------------------------------------------------------------------
 5  City Map                                                                Customer
                                        -------------------------------------------------------------------------------------------
 6  Aerial Photographs                                                      Customer
                                        ------------------------------------------------------------------------------------------
 7  Site Photographs                                                        Customer
                                        ------------------------------------------------------------------------------------------
 8  Demographic Study                                                       Customer
                                        ------------------------------------------------------------------------------------------
 9  Competition Study                                                       Customer
                                        ------------------------------------------------------------------------------------------

    BORROWER OPERATIONS INFORMATION
                                        ------------------------------------------------------------------------------------------
10  Franchise Agreement                                                     Customer
                                        -----------------------------------------------------------------------------------------
11  Area Development Agreement                                              Customer
                                        -----------------------------------------------------------------------------------------
12  Franchise Site Approval                                                 Customer
                                        -----------------------------------------------------------------------------------------

    BORROWER ORGANIZATIONAL INFORMATION
                                        -----------------------------------------------------------------------------------------
13  Articles of Incorporation                                               LPerkins
                                        -----------------------------------------------------------------------------------------
14  Bylaws (Certified)                                                      Customer
                                        -----------------------------------------------------------------------------------------
15  Good Standing Certificate                                               LPerkins
                                        -----------------------------------------------------------------------------------------
16  Qualification as Foreign Corporation                                    LPerkins
                                        -----------------------------------------------------------------------------------------
17  Incumbency Certificate                                                  Customer
                                        -----------------------------------------------------------------------------------------
18  Resolutions                                                             Customer
                                        -----------------------------------------------------------------------------------------

    GUARANTOR(S) ORGANIZATION INFORMATION
                                        -----------------------------------------------------------------------------------------
19  Articles of Incorporation                                               LPerkins
                                        -----------------------------------------------------------------------------------------
20  Bylaws (Certified)                                                      Customer
                                        -----------------------------------------------------------------------------------------
21  Good Standing Certificate                                               LPerkins
                                        -----------------------------------------------------------------------------------------
22  Qualification as Foreign Corporation                                    LPerkins
                                        -----------------------------------------------------------------------------------------

   TITLE INFORMATIOM
                                        -----------------------------------------------------------------------------------------
23  Title Commitment                                                        LPerkins         $2,000/$1000,000 OF VALUE, AN
                                                                                             ADDITIONAL $1.00/$1,000 UP TO
                                                                                             $10,000,000
                                        -----------------------------------------------------------------------------------------
24  Documents Noted as Exemptions                                           LPerkins
                                        -----------------------------------------------------------------------------------------
25  Survey                                                                  LPerkins         "AS BUILT" $2,500 TO $4,500 CAN
                                                                                             BE SELECTED BY CUST.SATIS. TO CFG
                                        -----------------------------------------------------------------------------------------
26  Real Property Tax Bills                                                 Customer
                                        -----------------------------------------------------------------------------------------
27  UCC Search Results                                                      LPerkins         COMBINED WITH ITEM #29 COSTS WILL
                                                                                             BE APPROX. $200/$300
                                        -----------------------------------------------------------------------------------------
28  Tax Lien Search Results                                                 LPerkins         SEE ITEM #28
                                        -----------------------------------------------------------------------------------------
29  Documents Required to Clear Title                                       LPerkins
                                        -----------------------------------------------------------------------------------------

    SITE INFORMATION

30  Business Valuation                                                      Customer         $1,300.00/site
                                        -----------------------------------------------------------------------------------------
31  Environmental Report(s)                                                 Customer         $2,700 TO $2,900 SELECTED BY CUST.
                                                                                             SATIS. TO CFG
                                        -----------------------------------------------------------------------------------------
32  Zoning/Building Letter(s)                                               Customer
                                        -----------------------------------------------------------------------------------------
33  Certificate of Occupancy                                                Customer
                                        -----------------------------------------------------------------------------------------
34  Health Permits                                                          Customer
                                        -----------------------------------------------------------------------------------------
35  Other Licenses                                                          Customer         RETAIL
                                        -----------------------------------------------------------------------------------------

    INSURANCE INFORMATION
                                        -----------------------------------------------------------------------------------------

36  Insurance Certificate                                                   Customer
                                        -----------------------------------------------------------------------------------------

    CLOSING INFORMATION

37  Mortgage                                                                MCPS
                                        -----------------------------------------------------------------------------------------
38  Promissory Note                                                         MCPS
                                        -----------------------------------------------------------------------------------------
39  Subordination Agreement                                                 MCPS
                                        -----------------------------------------------------------------------------------------
40  Guaranty                                                                MCPS
                                        -----------------------------------------------------------------------------------------
41  Certificate of Borrower                                                 MCPS
                                        -----------------------------------------------------------------------------------------
42  Certificate of Guarantor                                                MCPS
                                        -----------------------------------------------------------------------------------------
43  Electronic Funds Transfer Auth.                                         MCPS
                                        -----------------------------------------------------------------------------------------
44  Franchisor Estoppel Letter                                              MCPS
                                        -----------------------------------------------------------------------------------------
45  UCC Financing Statement                                                 MCPS
                                        -----------------------------------------------------------------------------------------
46  Title Policy                                                            LPerkins
                                        -----------------------------------------------------------------------------------------
47  Title Affidavit (by Borrower)                                           LPerkins
                                        -----------------------------------------------------------------------------------------
48  Wiring Instructions                                                     Customer
                                        -----------------------------------------------------------------------------------------
49  Closing Statement                                                       LPerkins
                                        -----------------------------------------------------------------------------------------
50  Opinion of Counsel                                                      MCPS             INCLUDED IN LEGAL BILL OF CFG
                                        -----------------------------------------------------------------------------------------
51  Escrow Closing Letter                                                   MCPS
                                        -----------------------------------------------------------------------------------------
52  UCC Financing Statement                                                 Customer
                                        -----------------------------------------------------------------------------------------
53  Consent & Waiver (if Ground Lease)                                      MCPS


CAPTEC FINANCIAL GROUP, INC.                           OPERATIONS POLICY MANUAL

- --------------------------------------------------------------------------------
Section:        EXHIBITS
Sub-Section:    IV.D.7(b) - Make-Whole Pre-Payment Clause

- --------------------------------------------------------------------------------

                         MAKE-WHOLE PRE-PAYMENT CLAUSE

        Except as provided herein, Borrower may not prepay this Note during the first and second Loan Years. Commencing with the third Loan Year and if no Event of Default exists, Borrower may voluntarily prepay the entire unpaid Principal Sum on any date on which a Monthly Installment is payable. Borrower must give Lender at least thirty (30) days prior written notice of Borrower's intention to prepay. Once given, such notice may not be withdrawn, and failure to prepay in accordance with the notice shall be an Event of Default. The prepayment of the Principal Sum shall be accompanied by a payment of all accrued and unpaid interest and a premium for prepayment.

        Borrower acknowledges that (i) Lender is entitled to receive an agreed yield on the Loan and (ii) Lender may not realize such yield if the Principal Sum is repaid prior to the Maturity Date. Accordingly, Lender shall not be required to accept any tender of prepayment of the Principal Sum at any time when the Reinvestment Rate is lower than the Stated Rate unless such tender also includes a sum of money (the "Additional Sum") equal to the present value computed at the Reinvestment Rate of the difference between a stream of monthly payments necessary to amortize the Principal Balance of the Stated Rate and a stream of monthly payments necessary to amortize the Principal Balance at the Reinvestment Rate (the "Differential"). In the event the Differential is less than zero no Additional Sum will be required.

        For purposes hereof (a) the Stated Rate is ___________________________ (___%) percent, and (b) the Reinvestment Rate is the Yield on a United States Treasury Note of a constant maturity rate maturing closest in time but prior to the Maturity Date, as reported in THE WALL STREET JOURNAL on the fifth (5th) business day preceding the prepayment date.

        In addition to the Additional Sum, if any, every tender of prepayment of the Principal Sum shall be accompanied by a payment equal to (x) all accrued but unpaid interest and other charges to the date of prepayment and (y) an administrative fee equal to one half of one percent (.05%) of the Principal Sum being prepaid but not less than $1,000 (collectively "Other Charges").

        If, by reason of an Event of Default, the unpaid balance of the Principal Sum is accelerated, such acceleration shall be deemed to be a prepayment and Borrower shall pay to Lender, in addition to all other sums due as a result of the acceleration, any Additional Sum and Other Charges. In the event of an acceleration in the first or second Loan Year, Borrower shall be required to pay a prepayment premium equal to five (5%) percent of the unpaid Principal Sum together with any Additional Sums and Other Charges.

        If a partial prepayment of the Principal Sum occurs as a result of the application by Lender of Taking Proceeds or Insurance Proceeds, as provided in the Indenture no Additional Sum or Other Charges shall be payable and each Monthly Installment thereafter shall be reduced to an amount which will amortize the then unpaid Principal Sum at the Interest Rate over the then remaining Number of Monthly Installments.

                                   EXHIBIT O

                                   ---------

                                   EXHIBIT P

                                   ---------

================================================================================


                         CAPTEC NET LEASE REALTY, INC.,

                                    [TENANT)

                                      AND

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.

               ----------------------------------------------------------------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

               ----------------------------------------------------------------

               Dated:

               Location:

               RECORD AND RETURN TO:

               Battle Fowler LLP
               75 East 55th Street
               New York, New York 10022

               Attention: Charles J. Hamilton, Jr., Esq.

     The premises described within this instrument are also known as Section ___, Block ___ and Lot ___ on the Official Tax Map of __________ County.

================================================================================

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

          [Note:  Change Lender to Prime Landlord form for
          Sublease Transactions]

          THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of the ____ day of ____________, 19__, by and among (i) [TENANT], [ENTITY] ("Tenant"); (ii) CAPTEC NET LEASE REALTY, INC., a Michigan Corporation ("Landlord"); and (iii) CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation ("Lender").

                                  WITNESSETH:

                                  -----------

          WHEREAS, Lender is the holder of that certain mortgage/deed of trust, dated _______________, 199 ("Mortgage/Deed of trust") encumbering that certain parcel of real property and the improvements thereon, commonly known as the _____________ located at____________________________ in Schedule 1 attached hereto and incorporated herein by this reference (the "Property");

          WHEREAS, Lender and Landlord are parties to the Mortgage/Deed of Trust, pursuant to which Landlord financed the Property from Lender; and

          WHEREAS, Landlord and Tenant are parties to that certain Lease, dated ______________, 199 (the "Lease"), pursuant to which Tenant leased the Property from Landlord.

          NOW, THEREFORE, in consideration for the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. SUBORDINATION. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are hereby made, and shall at all times continue to be, subject, junior and subordinate in all respects to the Mortgage/Deed of Trust and to the lien thereof and to all increases, renewals, modifications, spreaders, consolidations, replacements and extensions thereof and to the rights of Lender thereunder and to any and all sums secured thereby, with the same force and effect as if the Mortgage/Deed of Trust and all other such instruments had been executed, delivered and recorded prior to the execution of the Lease.

          2. NON-DISTURBANCE. So long as (i) the term of the Lease shall have commenced pursuant to the provisions thereof, (ii) Tenant shall be in possession of the Property, (iii) the Lease shall be in full force and effect and (iv) Tenant is not in default in the payment of rent or any other sums payable under the Lease or any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed beyond any applicable grace or cure period provided in the Lease, then: (a) Tenant's possession of the Property shall not be diminished or interfered with by Lender or any third party purchaser; (b) the Lease shall not be terminated or affected by the foreclosure of the Mortgage/Deed of Trust or the Lender's exercise of any remedy provided for in the Mortgage/Deed of Trust; and (c) in the event that Lender forecloses upon the Property, Lender shall elect to preserve the Lease as a lease between Lender and Tenant in accordance with the terms of this Agreement.

          3. ATTORNMENT. In the event that Lender or any successors in interest to Lender shall become the owner of the Property by reason of the foreclosure of the Mortgage/Deed of Trust or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, then:

          (a) Tenant shall be bound to Lender, and Lender shall be bound to Tenant, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, with the same force and effect as if Lender were the original landlord under the Lease, except that Paragraph 3(b) below and the other provisions of this Agreement shall modify the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments; provided, however, that within ten (10) days after receipt of written request therefor from Lender, Tenant will execute and deliver to Lender any instrument or other documents reasonably requested by Lender to confirm Tenant's attornment to Lender.

          (b) Notwithstanding the foregoing, however, it is agreed that in no event shall Lender:

             (1) be liable for any act or omission of any prior landlord (including Landlord);

             (2) be obligated to cure any defaults of any prior landlord (including Landlord) which occurred prior to the date that Lender succeeded to the interest of such prior landlord under the Lease; provided that from and after the date Lender becomes owner of the Property, Lender shall be obligated to cure any continuing non-monetary default of the landlord under the Lease to the extent such default is capable of being cured by Lender;

             (3) be subject to any offsets or defenses which Tenant may be entitled to assert against any prior landlord (including Landlord) with respect to events occurring prior to the date Lender succeeded to Landlord's interest;

             (4) be bound by any rent or other amounts paid by Tenant to any prior landlord (including Landlord) more than one (1) month in advance of the date that Lender succeeded to the interest of such prior landlord under the Lease; or

             (5) be bound by any amendment or modification of the Lease or any supplemental agreement made without the written consent of Lender.

          (c) The terms of the Lease shall be further amended by (i) substituting the provisions of the Mortgage/Deed of Trust with respect to the disposition of any casualty insurance proceeds or condemnation awards, (ii) removing any indemnity provision of whatever nature contained in the Lease running from Landlord to Tenant, (iii) removing any offsets, claims or counterclaims which shall have accrued to Tenant against Landlord prior to the date on which Lender or its successor in interest shall have become the owner of the Property and (iv) providing that Lender shall not be liable for any security deposit or other monies not actually received by Lender.

          4. AMENDMENTS. Tenant shall not, without the prior written consent of Lender (a) enter into any agreement amending, modifying or terminating the Lease, (b) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due date thereof, (c) voluntarily surrender the Property or terminate the Lease without cause or shorten the term thereof, or (d) assign the Lease or sublet the Property or any part thereof; and any such amendment, modification, termination, prepayment, voluntary surrender, assignment or subletting, without the prior written consent of Lender shall not be binding on Lender.

        5. TENANT'S REPRESENTATIONS AND WARRANTIES. Tenant hereby represents and warrants to Lender that as of the date hereof (a) Tenant is the owner and holder of the tenant's interest under the Lease, (b) a true and complete copy of the Lease is annexed hereto and made a part hereof as Schedule 2 and the Lease has not been modified or amended, (c) the Lease is in full force and effect and the term thereof commenced on ________________, pursuant to the provisions thereof,
(d) the Property has been completed and Tenant has taken possession of the same on a rent paying basis, (e) neither Tenant nor the

Landlord is in default under any of the terms, covenants or provisions of the Lease and Tenant to the best of its knowledge knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default by Tenant or the Landlord under the Lease, (f) neither Tenant nor the Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease, (g) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof, and (h) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease.

          6. PAYMENT OF RENT TO LENDER. Tenant agrees to pay the rent and any other payments due under the Lease to Lender upon receipt of written notice from Lender that it has succeeded to the interest of Landlord under the Lease, and Landlord agrees that Tenant is entitled to rely conclusively upon such notice without any duty of inquiry.

          7. LIMITATION ON LIABILITY OF LENDER. There shall be no personal liability on the part of Lender or any officer, director, employee, shareholder or partner of Lender for the performance of the Lease or any covenant or agreement contained therein or in this Agreement. Tenant shall look solely to Lender's estate and interest in the Property, if any, for the satisfaction of every remedy of Tenant for any breach by Lender under the Lease or this Agreement or otherwise arising out of or in connection with the Lease, and Lender is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Lender, Tenant shall look solely to the estate or interest owned by Lender in the Property and Tenant will not collect or attempt to collect any such claim out of any other assets of Lender.

          8. PERFORMANCE BY LENDER: CONFLICT. Nothing in this Agreement shall be or be deemed to be an agreement by Lender to perform any obligation of Landlord under the Lease unless and until the Lender acquires the Property, and then only if required to do so by the terms of the Lease, as modified and limited by this Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall control.

          9. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, certified mail, return receipt requested or by nationally recognized overnight courier service and if given personally or by mail or by courier service, shall be deemed sufficiently given if addressed to the parties at the addresses set forth below. Any party may by notice specify a different address for notice purposes.

          Addresses for Notices:

          To Lender:               CS First Boston Mortgage
                                   Capital Corp.
                                   55 E. 52nd Street
                                   New York, New York 10055
                                   Attention:  Laura Goldberg

          To Landlord:             Captec Net Lease Realty, Inc.
                                   24 Frank Lloyd Wright Drive
                                   Lobby L, 4th Floor
                                   P.O. Box 544
                                   Ann Arbor, Michigan 48106-0544

          To Tenant:               [TENANT]

                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------



          10. SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant and provision contained herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

          11. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located.

          12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND FREELY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OTHER PARTY HERETO IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date herein above first written.

WITNESSES:                              TENANT:
                                        -------

                                        [TENANT]

_________________________________       By___________________________

_________________________________        Its____________________________

                                        LANDLORD:
                                        ---------

                                        CAPTEC NET LEASE REALTY, INC.

_________________________________       By___________________________

_________________________________        Its_____________________________

WITNESSES:                              LENDER:
                                        -------

                                        CS FIRST BOSTON MORTGAGE
                                        CAPITAL CORP.

_________________________________       By___________________________

_________________________________        Its_____________________________

STATE OF _____________ )
                       : ss.
COUNTY OF ____________ )

          The foregoing instrument was acknowledged before me this ___ day of ________, 199_, by __________________, as ___________ of [TENANT], (TENANT
ENTITY] on behalf of the [ENTITY].

                                        --------------------------------------
                                        Notary Public

                                        _________ County, ____________________
                                        My commission Expires: _______________
                                        [Notary Public's Seal]

STATE OF MICHIGAN  )
                   : ss.
COUNTY OF WASHTENAW)

          The foregoing instrument was acknowledged before me this ___ day of ________, 199_, by __________________, as _________ of CAPTEC NET LEASE REALTY,
INC., a Michigan corporation, on behalf of the corporation.

                                        --------------------------------------
                                        Notary Public
                                        Washtenaw County, Michigan
                                        My commission Expires: _______________
                                        [Notary Public's Seal]

STATE OF NEW YORK)
                  : ss.
COUNTY OF NEW YORK)

          The foregoing instrument was acknowledged before me this ___ day of ________, 199_, by __________________, as _________ of CS FIRST BOSTON MORTGAGE
CAPITAL CORP., a Delaware corporation, on behalf of the corporation.

                                        --------------------------------------
                                        Notary Public

                                        _________ County, ____________________
                                        My commission Expires: _______________
                                        [Notary Public's Seal]

Drafted By and When Recorded
Return to:



- ---------------------------

- ---------------------------

- ---------------------------

- ---------------------------
                                       7

                                 SCHEDULE 1 to

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

          Land situated in the _______________ of ___________, County of _____________, State of _________________ , and more particularly described as follows:

                                 SCHEDULE 2 to

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

                              [Copy of the Lease]

                                   EXHIBIT Q
                                   ---------

                        I. CREDIT UNDERWRITING POLICIES

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section     A.  INTRODUCTION

- --------------------------------------------------------------------------------


1. CREDIT PHILOSOPHY - Captec's credit philosophy has been developed and refined throughout the Company's history and is viewed by management as dynamic. The Company's credit policies have been developed internally-designed for Captec's specific market focus on franchise and chain restaurant businesses and the various types of financing products provided to its customers in those markets. This is a specialized market demanding specialized credit policies.

        Captec's credit policies are proprietary. They have certain similarities to traditional commercial finance credit policies, but in other ways are unique to Captec

        Captec believes that the credit decision making process is one of measuring strengths and weaknesses to make informed credit decisions. This is a process that includes considering the many inter-related facts of a particular applicant in relation to the Company's market expertise, past financing experiences, and credit underwriting policies. As such, it is not a process which can be entirely reduced to the administration of written policy.

        Therefore, these credit policies are designed as guidelines and principles for conducting the day-to-day business of underwriting and monitoring the credit-worthiness of Captec's potential and existing customers. These policies are NOT intended to be all-inclusive or absolute.

        With respect to credit decision making, Captec believes in the value of utilizing the "committee process" in conjunction with independent analysis and opinion formation. The Credit Committee is made up of persons who, on a day-to-day basis, represent a number of different functions of the Company, most of whom have a long-term vested interest in the Company's well-being. Credit Committee meetings are an open forum for discussion of each proposed financing based upon the information gathered during the credit analysis process - all Credit Committee members are encouraged to freely communicate their opinions. The Company believes that this approach leads to balanced credit decisions.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I. CREDIT UNDERWRITING POLICIES
Sub-Section     A. INTRODUCTION

- --------------------------------------------------------------------------------

2. THE CREDIT ORGANIZATION - Captec has a Credit Department made up of a group of employees dedicated to the credit underwriting and monitoring process. Captec also has a Credit Committee which is responsible for making credit approval decisions. The following is the organizational chart for the credit organization.

                          ------------        ------------------
                             Vice              Credit Committee
                           President -         ----------------
                            Credit     ------     President
                          ------------               CFO
                                                  Sr. VP-S&M
                          ------------            Credit Mgr.
                            Credit
                            Manager           ------------------

                          ------------

            --------------------------------------------

      ------------        ------------          ------------
         Credit              Senior                 Credit
        Analysts             Credit                 Clerk
                            Analyst
      ------------        ------------          ------------


The Credit Department reports to the Company's senior management via the Chief Financial Officer and Senior Vice President - Administration.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section     A.  INTRODUCTION

- --------------------------------------------------------------------------------

3. DELIVERING QUALITY CUSTOMER SERVICE - The credit underwriting process involves significant interaction with potential and existing customers. As a result, personnel in the Credit Department play an important role in delivering quality service to these customers.

        The Credit Department's customer service role is also unique because it must balance this commitment to deliver quality customer service with an even higher commitment to making independent credit decisions, which typically requires investigation and corroboration, rather than acceptance, of information supplied by customers.

        Among other things, quality customer service means:
            -  Professional communication
            -  Market expertise
            -  Timely response (see below)
            -  Genuine interest in the customers' needs

        Timely response addresses all of the various ways in which the Credit Department interfaces with customers. Most important of these is completing and communicating the credit decision. To this end, the Credit Department and Credit Committee should strive to maintain the standard of taking 5 business days subsequent to receipt of a completed application to communicate a credit decision to all financing applicants and 10 business days from receipt of all primary information to communicate a credit decision on all franchise/chain concept reviews.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

The analysis and approval process of a credit application varies depending on the nature of the credit (i.e. new program review, application under an established program, vendor applications, etc.).

It is the responsibility of the Vice President - Credit to oversee the credit analysis and approval process with support from the Credit Manager and Credit Committee. The Credit Committee meets weekly at 10:00 AM on Monday and, additionally, on an as needed basis as determined by the Vice President - Credit. The Credit Committee reviews new franchise concepts, as well as day-to-day transactions.

The following outlines the basic credit approval process used for the Company's principal sources of business:

NEW FRANCHISE CONCEPT REVIEW

Captec's Sales & Marketing Department monitors many franchise concepts, ranging from small, newly created concepts to large, mature concepts with established track records. This monitoring effort identifies target concepts which are selected to be considered for concept approval. At such time, the Sales & Marketing Department submits a request to the Credit Department to conduct a franchise concept review to determine if the concept should be approved for Captec to provide financing to its franchisees.

A review of a new franchise concept involves analysis of the franchisor's history and existing operations. If the program is approved, franchise lease applications are reviewed on a deal by deal basis.

The following factors are included in reviewing a franchisor:

        FRANCHISOR'S OPERATING HISTORY - A Uniform Franchise Offering Circular
        (UFOC) is obtained for examination of a particular Franchisor. The examination includes an analysis of the financial condition of the franchisor, a study of the historical failure rates experienced by the franchise system, a review of prior and pending litigation against the franchisor, a review of the minimum financial requirements for new franchisees, and consideration of the number of years in the business of franchising.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------


        EVALUATION OF THE BUSINESS OPPORTUNITY - A review of the quality of the opportunity at the individual franchisee store unit level. This includes review of the sales to investment ratio, unit level sales and income statistics, the concept's market penetration, and the level of direct competition.

        EVALUATION & SURVEVY OF EXISTING FRANCHISEES - A telephone survey of a random sampling of existing franchisees. The survey addresses issues such as historical and projected sales and profitability figures, the quality of franchisor support, and overall franchisee satisfaction with their franchise.

The franchise concept review must also include a review of the standard store unit equipment package, the average prices thereof and the vendors from whom Captec would purchase such equipment. Equipment items which are new to Captec and of a material cost amount must be researched: product brochures obtained, fair market prices verified and vendors subjected to reference checks.

ln addition, the Credit Department must, in coordination with the sales department, work together with the franchisor to discuss various options with respect to support to be provided by the franchisor. This support can be in the form of guarantees, limited recourse arrangements, remarketing agreements, etc. Franchisor support may be offered in advance by the franchisor or may be requested by Captec as a condition to concept approval. The concept analysis must include consideration of the need for the franchisor's support relative to such items as the financial strength of the typical franchisee and the historical failure rates in the system. Additionally, the ability of the franchisor to meet any of its support obligations, particularly financial and operating obligations must be considered.

Other general information should be gathered regarding the franchisor's future plans for royalty revenue growth, projected new franchise unit growth, and the annual volume of financing expected to be utilized under the proposed financing program.

All of this information must be summarized in a written report that is presented to the Credit Committee for consideration. The Credit Committee is charged with considering the credit quality of the franchisor as well as the "fit" of the proposed program with Captec's market strategy. Based upon all of this information, the Credit Committee must decide whether or not to approve the concept.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------

FRANCHISEE APPLICATION REVIEW

A franchise concept review approval must include the establishment of standard franchisee credit requirements and criteria. Each franchisee application must be reviewed individually based upon these standards. Such standards typically include minimum net worth and liquidity criteria, a range of acceptable "cost to open" amounts and maximum debt to worth ratios.

A franchisee application review cannot be commenced by the Credit Department until a countersigned proposal is received back from the franchisee and the commitment fee is paid by such applicant. The commitment fee is refundable if the application is declined, less expenses incurred by Captec, but is otherwise non-refundable. Payment of this fee is an important indication of the applicant's good faith in actually closing on the proposed financing. Thus, this policy is intended to prevent the occurrence of withdrawn applications that waste the time and efforts of the Credit Department and Credit Committee.

Additionally, the credit review process typically should not be commenced until a complete application package is received from the applicant. Information required for a franchisee application includes:
        -   Completed lease application
        - Business financial statements (unless first time franchisee), typically including 2 years of annual comparative financial statements and, if financial statements are either prepared by management or compiled, then 2 years of federal tax returns will also be required
        -   Capitalization structure
        -   Bank references and verification of assets
        -   Demographic and site information
        -   Personal information on guarantors:
             Personal financial statements (including personal income statement) 2 most recent years' personal tax returns
        - Monthly projections for the first 12 months of operation of the new unit
        -   Summary of work experience and who will run the business

Review of a new franchisee requires an extensive investigation of the applicant's principal officers. Information on the principals is very important for new franchisee transactions, because they are generally the key to a successful franchise store. In this regard, the

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------

analysis focuses on personal financial resources, personal credit reports and previous operating experience. In addition, liquid assets, personal net worth, initial cash investment, and secondary sources of household income are measured against pre-established criteria. These criteria vary depending on the franchise system and lease or loan requirements.

Review of multi-unit franchisees focuses on the operating history of the existing store units and the capital resources available before and alter opening the proposed unit. Detailed analysis is conducted on the financial results in an effort to measure financial strength and operating success. Key ratios are measured against concept system-wide standards. Additionally, personal financial resources and personal credit statements are analyzed.

Once the application is reviewed, a decision must be made by the Vice President
- - Credit and/or the Credit Manager as to whether the applicant is creditworthy and is within Company guidelines (i.e., net worth, financial condition, equipment, etc.). If the application fails to meet preliminary credit criteria, the application is declined and the process ends. In an instance where the credit is not strong enough to be considered as submitted, changes in the structure may be suggested to the Captec sales representative.

If the application meets preliminary credit criteria, the process continues with an investigation of bank and trade references. A Dun and Bradstreet report on the company and credit bureau reports on the company's principals are obtained. Financial statements are analyzed with a focus on net income, cash flow, net worth, pertinent ratios, trends, and ability to service existing and additional debt.

As a general guideline, the credit review should reveal various positive attributes including (but not limited to) the following:
        -   Upward trend in sales and profits
        -   3 years in business
        - Positive cash flow to cover the current portion of long term debt and lease payments
        -   Satisfactory bank and trade references
        -   Moderate leverage position





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                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    B.  SUMMARY OF THE CREDIT UNDERWRITING PROCESS (CONT.)

- --------------------------------------------------------------------------------


This guidelines describe characteristics that may not all be present in each transaction approved. Each company must be examined in light of its particular circumstances. For example, leverage ratios often vary by concept and size of business, or an applicant may have experienced prior operating losses but have since successfully turned around its operations and returned to profitability.

Finally, the credit investigation and financial analysis must be summarized in writing and the Vice President - Credit, Credit Manager or Credit Committee, depending on the size of the transaction, must approve or reject the proposed transaction.


























                                       9
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- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    C.  CREDIT COMMITTEE

- --------------------------------------------------------------------------------


1. COMMITTEE MEMBERS - Members of the Credit Committee are: the President, Chief Financial Officer, Senior Vice President - Sales & Marketing, Vice President - Credit and Credit Manager. Additionally, the Senior Vice President Administration, while not a Committee member, will typically attend all meetings of the Credit Committee to monitor the status of the financing applications.


2. VOTING REQUIREMENTS - The Credit Committee must operate under the following voting rules:

        a) Meeting Quorum: 75% of members, but the Vice President - Credit or Credit Manager must always be present.

        b)  Approval Vote: 100% of members present.


















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- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    D.  CREDIT DECISION MAKING AUTHORITY

- --------------------------------------------------------------------------------

1. CREDIT COMMITTEE - The Credit Committee is the senior credit body and has ultimate authority for making any type of credit decision. Only the Credit Committee has the authority to approve:

        a)  franchise and chain concepts;

        b) transaction applications that exceed $150,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings); and

        c)  any and all deviations from standard credit policies.

        The Vice President - Credit and Credit Manager have authority to decline concepts, although they should submit most concept reviews to Credit Committee, even if the probable credit decision appears to be a decline of the concept for program financing.

2. VICE PRESIDENT - CREDIT AND CREDIT MANAGER - The Vice President - Credit and Credit Manager have the following approval authorities:

        a) Individual Authority: Transactions that do not exceed $75,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings), assuming the customer is in an approved concept, may be approved by the sole authority of the Vice President - Credit or Credit Manager.

        b) Joint Credit Authority: Transactions that do not exceed $150,000 in aggregate credit exposure to a customer (including outstanding balances on existing financings), assuming the customer is operating an approved concept, may be approved by the Vice President - Credit or Credit Manager and one other member of the Credit Committee.







                                       11
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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

1. MINIMUM CONCEPT QUALIFICATIONS - To be considered for the concept underwriting process, a franchise concept should typically meet the minimum qualifications listed below.

        - Minimum of 50 units, typically 100 or more units in operation system-wide
        -   Minimum of 5 years of franchising experience by the franchisor
        -   Minimum net worth of $5 million
        -   Historical net profits for the past 2 years
        -   Low historical rates of failure by franchisees (i.e. unit closures)
        - Limited historical levels of litigation against franchisor, particularly with regard to franchisee complaints

        Concepts that fall marginally below these standards may also be considered at the discretion of the Credit Manager.

        Chain concepts (i.e. - non-franchised concepts) may become mature, proven successful systems with a smaller number of units than a franchised concept. Therefore, the Credit Manager may override the minimum number of units standard for Chain concepts if the other standards are met.



















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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

2. REVIEW OF UFOC - The Federal Trade Commission prohibits the offer or sale of any franchise without first providing a Uniform Franchise Offering Circular ("UFOC") to a prospective franchisee. Thus, all franchisors maintain a current UFOC which they provide to Captec upon request.

        The UFOC is an initial and primary source of information on the franchise concept. The FTC has established a standard format for the UFOC and requires a variety of information disclosure. As a result, the UFOC contains extensive information on the franchisor and the concept, and therefore, it must be utilized extensively during the concept underwriting process. The UFOC review must include the following:

        a) FRANCHISE CONCEPT AND OPERATION - The nature of the business being franchised and the reasons for its success must be analyzed. Unit level sales and operating costs, unit development costs, competitive strengths and weaknesses and geographical penetration are factors to be considered. This analysis must result in an assessment of the quality of the unit level business opportunity.

        b) MANAGEMENT AND OPERATING HISTORY - The history of the concept must be reviewed, including the number of years in business, the number of years engaged in franchising, and the history of the franchisor's business strategies. Additionally, this must include a review of the capabilities and business experience of the key directors, officers and employees of the franchisor. The purpose of this analysis is to gain a historical perspective on the franchisor's business and the strengths and weaknesses of key personnel.

        c) NUMBER OF UNITS - The number of existing store units, broken down between company (franchisor) operated and franchisee units, must be reviewed and analyzed. The percentage mix between company and franchisee stores must be noted, along with new unit development plans for the next year. Franchisor involvement in unit operations affects the franchisor' mix of revenue and income sources and is an important consideration when measuring the franchisor's capabilities in taking over and operating troubled franchisee units. This analysis must assess the size of the concept, the concept-wide unit growth trends, and the degree to which the franchisor is involved in store operations.

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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

2.      REVIEW OF UFOC (CONTINUED)

        d) FRANCHISE FEES AND EXPENSES - This is an analysis of the various fees required to be paid by the franchisee, which typically includes a one-time franchise fee and training fee and ongoing royalty and advertising fees. This analysis must compare these fees to industry standards and to assess the impact of the fee structure on the store unit level economics.

        e) FRANCHISEE'S INITIAL INVESTMENT - The UFOC includes an outline of the low to high range of total costs to a franchisee to open a new store unit. Generally, these costs include the franchise fee, land, building, leasehold improvements, equipment, initial inventory, training expenses, pre-opening expenses and working capital reserves. This information will be used as a basis for reviewing franchisee applications to assess whether the franchisee's actual costs, including the cost of the asset being financed, are reasonable. Additionally, this analysis must include a "sales to investment ratio" calculation, which compares average annual unit sales to average cost to open a unit. This ratio is an important measure of the quality of the business opportunity from an economic standpoint.

        f) DUTIES OF THE FRANCHISOR TO THE FRANCHISEES - This is a review of the support systems provided by the franchisor for the benefit of the franchisee. This support review must focus on the depth of the training program and field operations support. The purpose of this analysis is to become familiar with the support systems available within the system and to compare such systems to industry standards.

        g) FRANCHISOR'S LITIGATION AND CLAIMS - The UFOC lists all pending or threatened litigation against the franchisor and/or its directors and shareholders and provides detailed information on each case. This analysis must include an assessment of the quality of the franchisor's relations with its franchisees, as well as any significant financial risks facing the franchisor as a result of litigation.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

2.      REVIEW OF UFOC (CONTINUED)

        h) FRANCHISE UNIT CLOSURES - The UFOC provides a three year history of closures of franchise units as measured by termination of franchise agreements (there is an individual franchise agreement for each franchisee operated store unit). This information must be analyzed closely in order to understand the nature of any franchisee failures and to assess the success rate of the franchisees.

        i) FINANCIAL STATEMENTS - The UFOC includes audited financial statements on the franchisor for three fiscal years. A complete financial analysis must be performed on these financial statements, including inputting the statement into Captec's spreadsheet model, conducting ratio analyses, and reviewing cash flow coverage and line-item trends.

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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

3. CREDIT ANALYSIS OF FRANCHISOR FINANCIAL STATEMENTS - The Franchisor's financial statements must be input into Captec's financial statement spreadsheet model as a basis for the analysis.

        The review of the Franchisor's financial statements must include the three most recent fiscal year-ends. Trends must be analyzed with respect to revenue, profit and cash flow. Trends in revenues and expenses must be analyzed on both a nominal dollar value and percentage basis. Revenues must be broken down in terms of store sales, franchise fees and royalty income. The mix must be analyzed in terms of where operating profit is derived from, as well as the stage of the Franchisor (e.g. - early stage, high growth, mature, etc.). Generally, revenue derived from franchise fees should decrease as a percent of total revenue as the Franchisor matures. Results in contrast to this general trend must be examined and discussed in detail in the written report to Credit Committee.

        Ratios must be examined and compared to industry averages. This ratio analysis must address the following key ratios: the Debt/Worth Ratio, the Liquidity Ratio, the Cash Flow/CPLTD Ratio and the Fixed Charge Coverage Ratio. Trends in these ratios must also be analyzed and assessed with respect to the long-term financial viability of the Franchisor and the concept. If the debt/equity ratio increases every year, a detailed analysis must be performed to ascertain the reasons for this trend. If the Cash Flow/CPLTD Ratio is less than 1.25:1, and/or the Fixed Charge Coverage Ratio is less than 1.25:1, a detailed analysis must be performed to assess the degree of risk that the Franchisor would be unable to meet its financial obligations. Such negative trends must be discussed in detail in the written report to Credit Committee.

        The company's debt must be itemized and analyzed. Long-term debt must be reviewed in detail, examining terms, financing sources, and the composition of the current portion of long-term debt. A cash flow analysis must be completed to ensure that the Franchisor has an acceptable Cash Flow/CPLTD Ratio and Fixed Charge Coverage Ratio.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

3.      CREDIT ANALYSIS OF FRANCHISOR FINANCIAL STATEMENTS (CONTINUED)

        A detailed financial statement analysis must be included in the Report to Credit Committee and the results of this analysis must be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information when deciding whether to extend credit to applicants operating in the concept.

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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

4. ANALYSIS OF UNIT CLOSURE STATISTICS - The UFOC discloses the number of franchise agreements terminated for any reason over the past three years. This information is broken down further to number of units closed, number of units transferred, and number of units taken over by the Franchisor. The number of terminated franchises is also broken down as a percentage of the total number of units and by geographical location. The reasons for the closures or transfers are also discussed in detail.

        The Report to Credit Committee must contain a section outlining the unit closure statistics and discussing the pertinent details regarding such closures. In general, a small number and percentage of terminated franchise agreements is acceptable. However, a large number or percentage of terminations, or negative trends in terminations, must be closely examined. Issues mitigating any of these negative statistics must be discussed in depth.

        Poor franchise termination history generally suggests the potential of a major weakness in the franchise system and, therefore, must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information when deciding whether to extend credit to applicants operating in the concept.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


5. REVIEW OF LITIGATION AGAINST FRANCHISOR - The UFOC discloses any administrative, criminal or material civil action pending against the Franchisor, any predecessor and any person identified as an officer and/or director in the UFOC. The information contained in the UFOC on each case must be reviewed and, if necessary, more detailed information must be obtained, including a current status report.

        Significant litigation pending between the Franchisor and its Franchisees (significant in terms of either dollars or number of actions) must be examined closely. This is often an indication of weakness in the franchise system which ultimately could affect the future earnings and financial strength of applicants.

        Furthermore, if pending litigation is significant in terms of dollars, the potential adverse affect on the company's financial condition must be analyzed. Again, in such case further information must be obtained on the status and range of the amount of contingent liability.

        The Report to Credit Committee must contain a section outlining the pending litigation and discussing the pertinent details regarding such actions. Major litigation problems must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information in deciding whether to extend credit to applicants operating in the concept.


















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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

6. SURVEY OF FRANCHISEES - When reviewing a Franchisor concept for approval, a randomly selected sampling of existing Franchisees must be surveyed. A minimum of 5% of the franchisees or 25 franchisees, whichever is greater, must be surveyed. Franchisees must be selected from different parts of the country. Information obtained from the franchisees should include: 1) average sales; 2) the level of franchisee profitability and how long it took them to become profitable; 3) whether the franchisee is satisfied with both the pre-opening and ongoing support from the franchisor; 4) does the franchisee believe that the working capital requirements and other cost projections listed in the UFOC are adequate. Each franchisee surveyed must also be asked if they would recommend that other people become franchisees of the concept and if they would open their store(s) again. Finally, the franchisee should be asked if they are having any problems with their business.

        The Report to Credit Committee must contain a section outlining the results of the franchisee survey. Major franchisee concerns must also be summarized in the Recommendation section of the Report to Credit Committee. The Credit Committee must consider this information in deciding whether to extend credit to applicants operating in the concept.






















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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


7. MINIMUM CREDIT STANDARDS FOR FRANCHISEES - When reviewing a franchise concept for approval, general credit standards must be established for typical franchisees. Many factors must be considered when setting the standards, including: 1) the total cost to open a typical unit; 2) first year sales and profitability averages; 3) mature store sales and profitability averages; and 4) standard multi-unit development requirements. In some instances, secondary sources of personal income for the principals must also be considered when determining liquidity requirements.

        Also, the franchisor's stated financial requirements for franchisees must be reviewed and compared to the results of Captec's analysis. Ideally, Captec and the Franchisor will have similar credit standards. If Captec's credit standards significantly exceed the Franchisor's credit standards, the approval rate of franchisee applicants may be below acceptable levels.

        All financing programs require a clean credit bureau report on the franchisee. Generally, a standard net worth requirement and an initial capitalization requirement should also be established. Each credit has unique circumstances and must be reviewed on an individual basis, taking into account the credit standards established through this analysis.





















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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

8. REPORT TO CREDIT COMMITTEE ON CONCEPT - Utilizing all of the information and analysis derived from the concept underwriting process, the Credit Department must prepare a written report on each franchisor (the "Concept Underwriting Report"). The Concept Underwriting Report must include the following:

            -  One page summary of Franchisor
            -  One page summary of the proposed financing program
            -  Discussion of concept and operations
            -  Discussion of management and operating history
            -  Discussion of fees paid by franchisees
            -  Discussion of training and support
            - Discussion of unit level economics, including average unit sales, average return on sales, average investment required to open a unit and standard unit capitalization requirements
            - Discussion of the results of the credit analysis of the Franchisor's financial statements
            -  Discussion of unit closure statistics
            -  Discussion of survey of franchisees
            -  Recommendation

        See Appendix I.E.8 for the guideline format of this report.

        The report must be submitted to all members of the Credit Committee for their review in advance of the committee meeting. The Credit Committee must review and discuss the concept, decide whether or not to approve a financing program for the franchisees and decide what the terms and conditions of the program will be.

        Either prior to or as a result of the Credit Committee's review, there may be a negotiating process that takes place with the franchisor regarding the structure and nature of any recourse programs, remarketing agreements, the maximum aggregate dollar amount of program financings, the maximum dollar amount of individual transactions, and/or the standard rate of return on such transactions.









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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    E.  FRANCHISE/CHAIN CONCEPT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

8.      REPORT TO CREDIT COMMITTEE ON CONCEPT (CONTINUED)


        The Credit Committee may, on occasion, limit the amount of a program to establish a relationship with a franchisor and agree, after a predetermined period of time, to review the performance of the portfolio and update financial and credit information on the franchisor to determine if the program should be increased. In such instances, the Report to Credit Committee must be revised and resubmitted to Credit Committee for final approval.

        The Report to Credit Committee must be reviewed and approved by the Credit Committee prior to accepting franchisee financing applications. All concepts must pass this credit underwriting process in order to become "Approved Concepts."




























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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


1. STANDARD APPLICATION - A credit application must be completed, signed and dated by a proposed applicant and made a part of every credit file. The credit application should be used as a starting point and should indicate the applicant's name and address, the location to be financed, the name, address and social security number of all guarantors, the applicant's bank and trade references, a description of the assets to be financed, and the amount and the costs of those assets. (see Exhibit I.F.1 for the standard application form).

        A signed credit application authorizes Captec as a potential creditor to order credit bureau reports on the guarantors and obtain credit information from current creditors. Therefore, such credit service reports cannot be ordered or received prior to receiving a signed application.

        The application should be submitted to Captec accompanied by a check from the applicant for payment of the commitment fee. A copy of the check must be attached to the application and remain in the credit file.

        No application can be processed prior to receipt of the properly signed application form and the commitment fee. Upon receipt of the signed application and check, the transaction must be input by Credit Department personnel into the INFO-LEASE Credit Application Module using the information from the application. An application number and customer credit account number is assigned at that time. If the applicant is an existing customer or applicant, the existing customer credit account must be used in order that all pending, approved, and/or closed transactions may be tracked by customer, enabling the efficient monitoring of customer borrowing concentrations.

        The Credit Application Module database must be maintained for each application throughout the application, documentation and transaction booking process. Each application will be tracked within this system to monitor such items as credit decision status, open approval contingency items, documentation checklists, asset cost and description information, and projected funding date. Each application is tracked across departments (from credit to documentation to accounting); therefore, the assigned credit analyst must re-assign the approved application to Documentation Department upon completion of the credit approval process.






                                       24
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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

2.      REVIEW OF APPLICANT'S FINANCIAL STATEMENTS

        a) CREDIT ANALYSIS METHODS - When an applicant operates one or more existing restaurants, current financial statements on the existing operations must be submitted with the application. This information must be input into Captec's spreadsheet model for summarization and ratio analysis.

        The financial statements must be reviewed on both a consolidated as well as a unit level basis. Sales of existing restaurants must be analyzed and compared to average per unit sales for the concept. Costs and margins must also be compared to concept-wide averages. The balance sheet must be analyzed in terms of trends, capitalization, Debt/Worth Ratio and other pertinent ratios. The capitalization structure should be closely analyzed to insure that the applicant has sufficient capital to support its existing and planned future units. If funds are put into the business as debt from the principals (e.g. - in the form of shareholder notes) the notes should typically be required to be subordinated to the Captec financings.

        As with any existing company, part of the financial analysis must include analyzing pertinent ratios and studying trends. Debt/Worth Ratio should be moderate depending on the growth stage of the company. If a high Debt/Worth Ratio exists, there must be numerous other redeeming features for the application to receive further consideration for approval. A typical maximum Debt/Worth Ratio is 3:1, but ratios may vary both upwards and downwards for different concepts and the analyst must give consideration to these variances.

        Cash flow is very important and must be positive. The existing operations of the applicant must be generating sufficient cash flow to service all current obligations. A typical minimum Fixed Charge Coverage Ratio would be 1.25:1.

        An existing company's profitability must also be reviewed. Depending on the stage of the company, profitability may or may not have been reached. On a newer unit, there may be many pre-opening costs expensed that have limited or prevented profitability. Also, if an applicant is in a growth phase and opening several units, numerous start-up costs, training and overhead are often being absorbed and may also prevent profitability. All of these factors must be taken into account by the analyst and each application must be analyzed based upon each particular situation.




                                       25
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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


2.      REVIEW OF APPLICANT'S FINANCIAL STATEMENTS (CONTINUED)


        b) COMPARISON WITH FRANCHISOR'S MINIMUM CREDIT REQUIREMENTS - Once a Franchise concept is approved, the Franchisor file is kept in the Credit Department and used for reference. When an application for the system is being reviewed, various assumptions must be compared with the franchisor information for accuracy. This Franchisor file information and the application must be compared with respect to the following:

            -  the cost to open
            -  site and store unit size
            -  the net worth and liquid assets of the applicant
            -  unit level sales results
            -  unit level profits as a percent of sales

        This unit level economic information must be input into and tested using Captec's unit level economics model. Any economic stresses noted from this analysis must be discussed in the Report on Financing Application.

        This information must be compared to both: 1) continuously monitor the accuracy of the assumptions made in the Franchisor file; and 2) to assess the strengths and weaknesses of the applicant relative to these standards.



















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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

3. SELECTION OF GUARANTORS - As a policy, all principal officers owning 10% or more of the applicant organization must individually guarantee all financings. However, their are common occurrences of exceptions to this policy.

        The most typical examples of an exception are:
               1. organizations with substantial capital paid-in directly by the principals (i.e. - the principals have significant capital at stake in the business)
               2. organizations with substantial net worth, many years in business and/or insignificant mass of operations (as measured by such statistics as total revenue and number of store units)

        Generally, transactions must be proposed by the Sales & Marketing Department with a requirement for guarantees, unless the applicant organization is an obvious exception to the policy or unless the applicant specifically states and satisfactory explains why guarantees are not available.

        All guarantees must be joint and several for the entire amount of the financing. Exceptions to this policy may only be allowed in unusual circumstances.

        If an application submitted for credit underwriting is submitted without a guarantee or with a limited guarantee, the credit analysis must address the issue of whether the applicant qualifies for an exception from the guarantee policies. All such exceptions must be discussed in the Report on Financing Application and can only be approved by Credit Committee.

















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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


4. REVIEW OF PRINCIPALS' PERSONAL FINANCIAL STATEMENTS - All personal financial statements must be submitted directly by the principals and must be complete, signed and dated. All personal financial statements should be no more than 6 months old.

        Each line item must be reviewed and analyzed further, if needed. Cash must be verified through bank references and/or current bank statements. Marketable securities must be verified through securities account statements. The valuation of certain assets, such as business interests, must be reviewed to assess the reasonableness of the stated value. Total debt indicated as owing to banks and others must be reconciled with the individuals' credit bureau report to determine the accuracy and completeness of the liabilities section of the personal financial statement.

        The strengths and weaknesses of the personal financial condition of all principals, particularly those who are proposed as guarantors, must be discussed in detail in the Report on Financing Application.

























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                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


5. REVIEW OF PRINCIPALS' PRIOR OPERATING EXPERIENCE - A resume must be generally obtained on the principals, and the analyst must review their background and experience.
            -  Positive attributes include (but are not limited to):
            - previous experience operating stores within the same concept or a concept with similar operations requirements
            -  previous successful business ownership
            - specific occupational expertise for persons serving in various functional areas of the applicant's organization (e.g. - a person serving as the CFO might have a background as a CPA, a financial officer with previous employers, etc.)
            - significant business contacts and presence within the operating territory


        In most cases the principals should have direct prior operating experience within the concept or a similar concept. Any lack of such prior experience is a major weakness and must be highlighted in the Report on Financing Application.

        With respect to franchise loans secured by mortgages, there are certain specific, quantitative requirements regarding the principals' prior operating experience. See Section I.Fl.5 for further details regarding these requirements.




















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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


6. OBTAINING AND REVIEWING PERSONAL CREDIT REPORTS - A personal credit bureau report must be obtained directly from the reporting agency on every potential guarantor listed on an application. The reports should generally be obtained via the Credit Department's on-line reporting service.

        A TRW is the standard report used. This report must be used to verify current address, social security number, year of birth, spouses name and employment. The profile summary must be reviewed, and includes the number of accounts, satisfactory accounts, delinquent accounts, public records, installment balances and payments, real-estate balances and payments, revolving balances and availability, past due amounts, and inquiries. Each trade account is listed separately and includes the name of the creditor, the date the account was open, balance date and last pay date. The high credit, current balance, and monthly payment are also listed. The account status reflects the last 24 months of payment history. Inquiries over the past two years are listed.

        Each account listed on the credit report must be reviewed to establish prompt payment history and determine that the amount of personal debt is not excessive. Should an account show any derogatory payment history, a detailed written explanation must be provided by the principal and the explanation must be acceptable to Captec.

        The number of inquiries must be noted and assessed as an indication of other funding sources the individuals may be working with and the probability of recent similar credit requests.

        Any derogatory payment history noted on a personal credit report must be disclosed in the Report on Financing Application, along with the person's explanation and the analyst's assessment of that explanation. Also, any discrepancies between the debt indicated on the credit report and the debt disclosed on the personal financial statement must be indicated in the Report on Financing Application.









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- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


7. OBTAINING AND REVIEWING BUSINESS CREDIT REPORTS - A Dun & Bradstreet Business Information Report must be obtained on every company applying for credit to Captec The D&B report contains extensive information on the business which must be used for both information gathering and information verification purposes.

        The D&B report contains the company's complete legal name and address, its business activity, a rating which is generally based on the company's net worth, the year started and number of employees. The D&B summarizes the company's financial statements, if the company has agreed to provide D&B with such financial statements, and the report lists any special events. Payment histories are outlined by vendor industry, reflecting total dollar amount, high credit and payment history. A paydex score is assigned based on this data and the percentage of payments within the allotted terms are disclosed. Public filings are listed including all suits, tax liens, and UCC filings. The D&B report lists the location of the offices of the company, ownership structure and background information on the officers. This information is generally used for verification purposes.

        The entire D&B report must be reviewed. Any derogatory information regarding the business rating, special events, payments histories/paydex score and public filings (e.g. - suits and tax liens) must be fully investigated and discussed in the Report on Financing Application.

        The information in the D&B report such as the name of legal entity, summarized financial statements, names and backgrounds of officers, and ownership structure must be compared to such information provided directly by the customer. Any discrepancies between these information sources must be fully investigated, and any such discrepancies that cannot be satisfactorily reconciled must be discussed in the Report on Financing Application.

        All lending/leasing creditors listed in the D&B report must be compared to the bank reference and financial statement information provided directly by the customer. Any such creditors which were not disclosed by the customer must be contacted as a bank reference. Furthermore, if there are any creditors who were not disclosed by the customer and who have material outstanding balances owed to them by the customer, the reason for such omissions must be investigated by




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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------

7.      OBTAINING AND REVIEWING BUSINESS CREDIT REPORTS (CONTINUED)


        discussion with the customer. Any omissions which cannot be satisfactorily reconciled must be discussed in the Report on Financing Application.





































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Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


8. REFERENCE INVESTIGATION - All bank and finance company references and all material trade references, which are either supplied with the application or discovered during the credit investigation, must be contacted by the Credit Analyst.

        When obtaining a bank reference, the Credit Analyst must speak directly to the account officer assigned to the applicant, to ensure that complete information is being provided. The Credit Analyst must inquire about the following: length of their institution's relationship with the applicant; average deposit balances; lending/financing history; and detailed history and status on each outstanding obligation. In addition, the Credit Analyst should ask the account officer other questions to probe into their overall experience and satisfaction with the customer. This can be accomplished by asking questions regarding the applicant's business history, growth potential and other future business plans.

        References from institutions (e.g. finance companies) that have only secured term financings (e.g. equipment and real estate leases) outstanding with the applicant will generally provide some limited reference information, as compared to a bank relationship. For such references, the Credit Analyst must inquire about the history of each financing provided, including the following: commencement date; original balance; type of financing; collateral; term of the financing; and payment history.

        Trade references must be investigated to determine if the applicant is paying its suppliers on a timely basis. The Credit Analyst must inquire about the following: average and high monthly balance, payment history, length of the vendor's relationship with the applicant; and frequency of purchases.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


9. SITE REVIEW - A complete demographics report is included in the credit application and generally includes the description of the site (including diagrams), main traffic generators, competition in the area, population, and traffic counts. The depth of site review analysis depends upon the type of financing being considered.

        EQUIPMENT financing transactions require a compilation of site information for presentation as a section in the Report on Financing Application. This information must be generally compared to the standard site requirements for the concept and any major discrepancies must be noted in the Report on Financing Application.

        REAL ESTATE MORTGAGE LOAN transactions require a detailed review of the site information. In addition to the review of the demographics report, this review must also include a review of the Franchisor's site analysis and pictures and site drawings for the site. Furthermore, the Senior Vice President - Sales & Marketing must review the entire site information package and provide summary comments to the Credit Analyst for inclusion in the Report on Financing Application. A detailed discussion of the site must be included in the Report on Financing Application, and the entire site package must be made available to Credit Committee during the committee meeting.

        REAL ESTATE NET LEASE transactions require the same level of review as described above for real estate mortgage transactions. In addition, the President or Senior Vice President - Sales & Marketing must physically visit the site prior to the funding of the transaction. If this site visit occurs after a credit approval, such approval must be made contingent upon a satisfactory site visit. A detailed discussion of the site must be included in the Report on Financing Application, and the entire site package must be made available to Credit Committee during the committee meeting.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


10. REVIEW OF FRANCHISE AGREEMENT - The franchise agreement must be reviewed during the approval process. If the application is for a new store unit, the franchise agreement may not be available when the application is submitted to the Credit Department because it may not yet have been executed by the franchisee and franchisor. The franchise agreement is typically executed 1-3 months in advance of the unit opening, depending on the concept. Review of the franchise agreement must be listed as a credit contingency item if the agreement is not reviewed during the application underwriting process, and it must be submitted, reviewed and deemed acceptable to the Credit Department prior to the funding of the transaction.

        The review of the franchise agreement must verity that:
            - the term of the proposed financing does not exceed the remaining term of the franchise agreement; and
            - the franchisee, as named in the franchise agreement, is the same entity as the lessee/borrower under the proposed financing

        If the review of the franchise agreement does not verity the above criteria, the discrepancies must be discussed with the Credit Manager to determine whether the applicant should immediately be disqualified for financing. If, in the opinion of the Credit Manager, the application merits consideration for approval despite any such discrepancy, then such discrepancy must be discussed in the Report on Financing Application.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


11. REPORT ON FINANCING APPLICATION - Once the credit analysis is completed, the assigned Credit Analyst or the Credit Manager must prepare a complete written analysis on the proposed transaction and present such report to the Credit Committee or other appropriate decision-making authority (see Policy I.D for determination of the appropriate credit decision-making authority).

        The Report on Financing Application must include the following:

            -  One page Transaction Summary
            -  Discussion of company structure
            - Discussion of background of key personnel and financial strength of guarantors
            -  Discussion of operating history
            - Discussion of sources and uses of capital (for applications related to development of new units)
            - Discussion of the results of the credit analysis of the applicant's historical financial statements (if applicant has existing store operations)
            - Discussion of the results of the credit analysis of the projected unit level economics for the unit being financed (if application is for a new unit)
            -  Discussion of site information
            -  Recommendation
            - Attach a copy of the Captec spreadsheet model (if applicant has existing store operations)
            - Attach a copy of the Captec spreadsheet for modeling the unit level economics

See Appendix I.F.11 for the guideline format for this report.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------


Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


12. DECISION TO APPROVE OR DECLINE - The Report on Financing Application must be submitted to all members of the Credit Committee, or other appropriate decision-making authority (see Policy I.D for determination of the appropriate credit decision-making authority), for their review in advance of the committee meeting. The Credit Committee or other appropriate decision-making authority must review and discuss the Report and decide whether to approve or decline the proposed financing.

        The Credit Committee or other appropriate decision-making authority also has the authority to change the terms and conditions of the proposed financing if they are not acceptable as originally proposed. Any such changes must be communicated by the Credit Manager to the assigned account representative in the Sales & Marketing Department, that representative must communicate such changes to the applicant and the applicant must accept such changes in writing in order for a transaction to be approved.

        Credit Department personnel must maintain a Credit Transaction Form which is attached to the credit file. See Appendix I.F.12 for the format for this report. The credit decision must be indicated on this form, along with all contingency items. In the case of approvals, all persons voting on the credit decision (the attending Credit Committee members or the other appropriate decision-making members) must initial the approval.

        Credit Department personnel must also post the credit decision and any credit contingency items into the INFO-LEASE Credit Application Module. Such personnel must then immediately re-assign the application to the Documentation Department and place the physical credit file in Captec's filing cabinets.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F.  FINANCING APPLICANT UNDERWRITING PROCESS

- --------------------------------------------------------------------------------


13. APPROVAL AND DECLINE LETTERS - Approval and decline letter must conform to the standard form for such letters. See Appendix I.F.13(a) for standard form approval letters and Appendix I.F.13(b) for standard form rejection letters.

        These standard form letters have been designed to legally conform to commercial law and Federal Regulation B (Equal Credit Opportunity) requirements. Additionally, approval letters must specify certain documentation requirements, the standards for which are determined outside of the Credit Department. Therefore, only Captec's General Counsel has authority to make changes to the standard form approval or rejection letters.

        If approved, an approval letter must be signed by the Vice President - Credit or Credit Manager and sent to the customer, outlining the terms and conditions of the approval and the file proceeds to the documentation department. However, with respect to franchise loans secured by mortgages, the communication of loan application approvals must be coordinated with the issuance of a Commitment Letter by the Documentation Department, as more fully described in Section I.F1.9.

        If the transaction is declined, a rejection letter must be signed by the Vice President - Credit or Credit Manager and sent to the applicant.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    F1. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS


- --------------------------------------------------------------------------------


1. LIMITATIONS ON LOAN TERMS & CONDITIONS - Franchise loans secured by mortgages must conform with the following terms and conditions as a prerequisite for being considered for credit underwriting. Credit applications with non-conforming terms and conditions must be returned to the Sales & Marketing Department for restructuring.

        a) FIXED RATE - All loans must provide for a fixed rate of interest for the entire term of the loan. Rates may float prior to funding based upon changes in the comparable-term U.S. Treasury Notes. The loan interest rate will be priced based upon a spread over the Treasury security most closely approximating the stated maturity of the loan.

        b) SECURITY INTEREST - Loans must be secured by one of three types of security interests:

            FEE SIMPLE MORTGAGES provide a security interest in the Borrower's restaurant building(s) and related land.

            LEASEHOLD MORTGAGES provide a security interest in the Borrower's ground lease. Leasehold mortgages are used in instances where the Borrower leases the land under a ground lease from a third party lessor.

            BUSINESS ENTERPRISE LIENS provide a security interest in all of the assets of the Borrower held at the unit that is the subject of the financing. Business Enterprise Liens are typically used in instances where the Borrower may have no land or building assets at the subject unit.

            At least 70% of loans made by the Company will be secured by fee simple mortgages. No more than 30% of the loans will be secured by leasehold mortgages and business enterprise liens. Senior management places the limitations on the percentage of loans which can be secured by leasehold mortgages and business enterprise liens. From time to time, such limitations will be discussed in Credit Committee meetings and any resulting changes to the limitations must be communicated by the Vice President - Credit to the Sales & Marketing Department.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


1.      LIMITATIONS ON LOAN TERMS & CONDITIONS (CONTINUED)

        Furthermore, other underwriting and documentation policies will vary, as noted elsewhere in the Operations Manual, depending upon whether a loan is secured by a fee simple mortgage or a leasehold mortgage.

        c) MAXIMUM LOAN MATURITY - The maturity period for any loan must be less than or equal to 15 years.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


1.      LIMITATIONS ON LOAN TERMS & CONDITIONS (CONTINUED)

        d) OTHER LOAN MATURITY RESTRICTIONS - Loan maturity periods are further restricted as follows:

            i) The loan maturity period may not be less than one half (1/2) of the payment amortization period.

            ii) The loan maturity period must be less than or equal to the remaining term of the Borrower's franchise agreement; except that variances from this policy are acceptable for only fully amortizing loans that have a stated maturity that extends no more than three (3) months beyond the franchise agreement termination date.

        e) MAXIMUM AMORTIZATION PERIOD - The loan amortization period for any loan secured by a fee simple mortgage must be less than or equal to 20 years. The loan amortization period for any loan secured by a leasehold mortgage or business enterprise lien must be less than or equal to 15 years.

        f) BALLOON LOANS - Loans secured by fee simple mortgages may be structured with balloon amortizations. Balloon loans are not permitted on loans secured by leasehold mortgages or business enterprise liens. Furthermore, the aggregate balance of balloon loans must not exceed 20% of the aggregate Secured Franchise Business Loan portfolio. Senior management places limitations on the percentage of loans which can have balloon features. From time to time, such limitations will be discussed in Credit Committee meetings and any resulting changes to the limitations must be communicated by the Vice President - Credit to the Sales & Marketing Department.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2. FRANCHISE CONCEPT TIERING SYSTEM - Only for purposes of underwriting franchise loans secured by mortgages, a tiering system has been established which categorizes franchise concepts into two tiers. These tiers are intended to delineate the relative level of credit risk associated with loans to franchisees within such concepts, prior to taking into account the results of the franchisee underwriting process (see Section I.F). The franchisee underwriting process is critical to the overall risk analysis associated with any loan application, and thus, the tiering system is not an exclusive or absolute measure of the credit risk of any loan. Notwithstanding the prior sentence, tier rankings of approved concepts have the following meaning:

               Tier I  - Highest Overall Quality
               Tier II - Strong Overall Quality

        The tier classifications are used for purposes of stratifying certain other loan underwriting criteria, as well as for stratifying certain concept and borrower loan portfolio concentration limits (see Section I.F1.8 for further information regarding concentration limits).

        This tiering system, and the tier ranking assigned to any concept, are confidential and should not be communicated to loan applicants or franchisors. The purpose of this confidentiality is to avoid offending franchisors and applicant's with differing views on the relative strengths and weaknesses of their concept.

        The Credit Committee is responsible for assigning tier rankings to each approved concept. The Vice President - Credit is responsible for communicating the tier rankings, and any changes thereto, to the Sales & Marketing Department.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        The tier designation process, similar to the credit underwriting process, involves the weighing of strengths and weaknesses and making qualitative decisions based upon such information. The general criteria to be used for classifying concepts by tier level are as follows:

        -  Size of system
        -  Maturity of system
        -  Degree of positive trademark recognition
        -  Degree of franchisor support
        -  Financial strength of franchisor

        The size of the system (i.e. - number of stores under operation) is a strong indicator of the credit risk associated with an individual franchisee loan. It is an important measure of the scope and depth of a concept. When accompanied by limited unit level closure statistics, the size of the system is the best historical measure of the long-term success of a concept at the unit level. Generally, Tier I concepts have over 500 units (often over 1,000 units), and Tier II concepts have up to 500 units. Concepts which cross-over these general ranges are typically tiered based upon other criteria and mitigating factors. Concepts with over 1,000 units would, in nearly all cases, be classified as Tier I concepts. As a general exception to the above tiering standards, casual dining and family restaurant segment concepts will usually have lower system unit size threshold levels due to the substantially higher unit level revenues, capital costs and seating capacities.

        The degree of maturity of a concept system is measured by such factors as market penetration, growth rate, and number of years in operation. Generally, Tier I concepts are more mature systems than Tier II concepts.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        Often linked with system maturity is positive trademark recognition. Concepts with a high level of positive trademark recognition generally have the broadest appeal in the consumer market. Tier I concepts generally are "household names" either regionally or nationally.

        Franchisor support is an important component which contributes to the stable, consistent operation of the franchise store unit, which in turn promotes growth in the overall size of the system. Franchisors provide support to their franchisees in very significant ways, including site analysis and selection, personnel training, operational support, quality control, and the development and production of national marketing and advertising campaigns. Generally, the level of franchisor support is strongest for Tier I concepts.

        The financial strength of the franchisor is considered and can be important, although its is not necessarily a major factor. There is no requirement for credit ratings of the franchisor. A financially strong franchisor can be a benefit in terms of future system growth opportunities and general stability. However, a franchisor with more limited financial strength may also be able to provide all of the necessary support for the franchisee community and, as a result, may be just as effective as a financially stronger franchisor. For example, the parent companies of concepts such as Arby's, Denny's and Hardees have below investment grade corporate ratings, yet these systems have continued high level of franchisor support of the system.

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CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

2.      FRANCHISE CONCEPT TIERING SYSTEM (CONTINUED)

        Mitigating factors which may positively affect the tier designation of a concept include:

        -   Strong sales and unit growth rates
        -   Strong same store sales growth figures
        -   Superior unit level economics
        -   Superior management
        -   Beneficial Parent/Affiliate relationships
        -   Broad access to capital at the franchisor level
        -   Regional market strength
        -   Low unit level closure statistics
        -   Overall quality of the franchisees within the system

        Mitigating factors which may negatively affect the tier designation of a concept include:

        -   Detrimental Parent/Affiliate relationships
        -   High unit level closure statistics
        -   Poor franchisor management team
        -   Declining market penetration or trademark appeal
        -   Negative same store sales growth figures

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------


3. CONCEPTS APPROVED FOR SECURED FRANCHISE BUSINESS LOANS - The following concepts have been approved for the indicated types of security interests (see definitions in Section I.F1.1(b)):

        a)  Fee Simple Mortgages

            Tier I  - Applebee's, Arby's, Boston Market, Burger King,
                      Chili's, Denny's, Hardees, Jack In The Box, KFC, Pizza Hut, Red Robin, Taco Bell, TGI Friday's, and Wendy's.

            Tier II - Carrows/Coco's, Church's/Popeye's, Eastside Mario's,
                      Golden Corral, Houlihan's, Kenny Rogers Roasters, Shoney's, Sonic, and Taco Cabana.

        b)  Leasehold Mortgages

            Tier I - Applebee's, Arby's, Boston Market, Burger King, Chili's, Denny's, Hardees, Jack In The Box, KFC, Pizza Hut, Red Robin, Taco Bell, TGI Friday's, and Wendy's.

            Tier II - Carrows/Coco's, Church's/Popeye's, Eastside Mario's,
                      Golden Corral, Houlihan's, Kenny Rogers Roasters, Shoney's, Sonic, and Taco Cabana.

        c)  Business Enterprise Liens

            Tier I - Applebee's, Arby's, Burger King, KFC, Pizza Hut, Taco Bell, and Wendy's.

            Tier II - None

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

4. LOAN-TO-VALUE RATIOS - Secured Franchise Business Loans must conform to the following loan-to-value (LTV) ratio limitations.

     a) Loans secured by fee simple mortgages must be based upon an independent valuation of the land and building assets. The LTV ratio for each loan must not exceed the lesser of 70% of an independent valuation of the franchise enterprise (a business valuation which includes land and building) or 100% of the real estate appraised value. In addition, the LTV ratio of the aggregate portfolio of fee simple mortgage loans must not exceed the lesser of 70% of the business valuation (including land and building) or 92.5% of the real estate appraised value.

     b) Loans secured by leasehold mortgages or business enterprise liens must be based upon an independent valuation of the franchise enterprise (a business valuation). The LTV ratio must be less than or equal to 70%.

In all instances, the independent valuation must be performed by a nationally recognized valuation firm with extensive knowledge and experience in the area of restaurant franchise finance. Section IV.D.6 further addresses the loan documentation requirements related to real estate and business valuations.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

5. FIXED CHARGE COVERAGE RATIOS - Minimum Fixed Charge Coverage Ratios are required as a condition of approval of any application for a Secured Franchise Business Loan. There are two levels of minimum Fixed Charge Coverage Ratios.

     a) If the loan is secured by a fee simple mortgage, then the Borrower Entity must have a minimum Fixed Charge Coverage Ratio of 1.10:1. Otherwise, if the loan is secured by a leasehold mortgage or a business enterprise lien, the Borrower entity must have a minimum Fixed Charge Coverage Ratio of 1.20:1.

          In addition, the aggregate pool of loans secured by fee simple mortgages must have a minimum Fixed Charge Coverage Ratio of 1.15:1 for the Borrower and 1.25:1 for the individual store unit, which the loan will be extended.

     b) If the loan is secured by a fee simple mortgage, then the individual store unit to which the loan will be extended must have a minimum Fixed Charge Coverage Ratio of 1.20:1. Otherwise, if the loan is secured by a leasehold mortgage or a business enterprise lien, the individual store unit must have a minimum Fixed Charge Coverage Ratio of 1.40:1.

          In addition, the aggregate pool of loans secured by a leasehold mortgages and business enterprise liens must have a minimum Fixed Charge Coverage Ratio of 1.35:1 for the Borrower and 1.25:1 for the individual store unit, which the loan will be extended.


See section I.G for the definition of Fixed Charge Coverage Ratio.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

6. FRANCHISEE OPERATOR EXPERIENCE REQUIREMENTS - Franchisee borrowers must meet the following operating experience requirements in order to qualify for a loan secured by a mortgage.

     a) Franchisee borrowers must currently be operating at least two (2) franchise units of the concept to which the loan will be extended.

     b) A principal member of the management team of the franchisee borrower must have at least two (2) years of experience in the management of restaurant operations.

     c) A principal member of the management team of the franchisee borrower must have at least one (1) year of experience in the management of restaurant operations within the concept to which the loan will be extended.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

7. PERSONAL GUARANTEE REQUIREMENTS - Personal guarantee requirements differ depending upon whether the loan is secured by a fee simple mortgage or a leasehold mortgage or business enterprise lien (see definitions in Section I.F1.1(b)).

     a) Loans secured by fee simple mortgages are not required to be guaranteed by the borrower. However, when circumstances allow, personal guarantees should be obtained. Furthermore, the omission of personal guarantee(s) from a loan application must be highlighted on the face of the Report on Financing Application submitted to the Credit Committee and must be considered by the Credit Committee relative to the credit decision for that loan application.

     b) Loans secured by leasehold mortgages and business enterprise liens must have personal guarantee(s), unless the Borrower is operating 25 or more restaurants in one or more concepts. Such, personal guarantees must be offered by at least one of the principal members of the management team of the franchisee borrower.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

     8. BORROWER'S USE OF LOAN PROCEEDS - The borrower must state the use of the loan proceeds in the credit application. Generally, the borrower should be using the loan proceeds to refinance existing indebtedness, develop/acquire additional restaurant units, and/or for other purposes relating to the operation of restaurant facilities. Any use of loan proceeds outside of this scope must be noted in the Report on Financing Application submitted to the Credit Committee. The Credit Committee is responsible for determining whether the use of loan proceeds for reasons beyond those noted herein is acceptable.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

9. PORTFOLIO CONCENTRATION LIMITATIONS - The Credit Committee will place limitations on concept, borrower and geographic concentrations in the portfolio of Secured Franchise Business Loans. Furthermore, the Chief Financial Officer must be present at a Credit Committee meeting in which changes to concentration limits are proposed and must vote affirmatively for any concentration limit changes in order for such changes to become effective.

     The Vice President - Credit will maintain a written matrix which specifies the current portfolio concept, borrower and geographic concentration limits, and further, will be responsible for preparing and circulating weekly reports to the Credit Committee detailing these concentrations with respect to the outstanding loan balances and remaining availability under the concentration limits. The Vice President - Credit is also responsible for communicating the limitations, and any changes thereto, to the Sales & Marketing Department.

     Such concentration limits will be stratified based upon the tier designations assigned to each approved concept (see Section I.Fl.2 and Section I.F1.3). Borrower concentration limits, as well as concept concentration limits, will vary depending upon the applicable tier ranking.

     Borrower concentration limits will also vary depending upon whether a borrower is a franchisor or a franchisee, within a given concept.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                            Revised October 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    Fl. SUPPLEMENTAL UNDERWRITING REQUIREMENTS FOR
                    SECURED FRANCHISE BUSINESS LOANS

- --------------------------------------------------------------------------------

10. PROCESSING OF APPROVED LOAN APPLICATIONS - Credit files for approved applications for franchise loans secured by mortgages must be forwarded to the Manager of Contract Administration - Real Estate for preparation of the loan and mortgage documentation.

     Commitment letters for such approved loan applications must be prepared by the Documentation Department. Loan commitment letters may not be prepared or executed by Credit Department or Sales & Marketing Department personnel.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I. CREDIT UNDERWRITING POLICIES
Sub-Section:    G. DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

CASH FLOW - The sum or subtraction of the following items for the applicant business for the applicable operating period:

         +       Operating Cash Flow
         +       Debt Service
         -       Operating Lease Expense
         -------------------------------
         =       Cash Flow

CASH FLOW/CPLTD RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

         +       Net Income
         +       Depreciation and Amortization
                 -----------------------------
         =       Subtotal
         div     Current Portion of Long-Term Debt
         -------------------------------------------------
         =       Cash Flow/CPLTD Ratio

CURRENT ASSETS - The current assets as stated on the applicant's financial statement.

CURRENT LIABILITIES - The current liabilities as stated on the applicant's financial statement.

CURRENT PORTION OF LONG-TERM DEBT - The current portion of long-term debt due to mature during the next comparable operating period, as stated on the applicant's financial statement, plus, if not already included therein, the current portion of principal payments imputed on all capital leases. (Note: See comments under Interest Expense definition regarding FASB financial reporting standards for capital leases. These same comments apply to this definition for the related principal portion of such capital leases.)

CURRENT PORTION OF OPERATING LEASES - The amount of rent due under operating leases for the next comparable operating period.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    G.  DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

DEBT SERVICE - The sum of Interest Expense, plus the amount of principal paid on long-term debt, plus the amount of principal paid on capital leases, all for the applicable operating period.

DEBT/WORTH RATIO - The product of the following equation, expressed as a ratio (e.g. 2.0:1):

                    Total Liabilities
            div     Net Worth
            ----------------
            =       Debt/Worth Ratio

DEPRECIATION AND AMORTIZATION - The depreciation and amortization expense as stated on the applicant's financial statement.

EBITDA - The sum of the following items for the applicant business for the applicable operating period:

            +       Net Income
            +       Depreciation and Amortization
            +       Interest Expense
            +       Income Taxes
            --------------------
            =       EBITDA (earnings before interest, taxes, depreciation and
                    amortization)

FIXED CHARGE COVERAGE RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

                     Operating Cash Flow
            div      Fixed Charges
            ----------------------
            =        Fixed Charge Coverage Ratio

FIXED CHARGES - The sum of the following items for the applicant business for the applicable operating period:

            +       Current Portion of Long-Term Debt
            +       Interest Expense
            +       Current Portion of Operating Leases
            -------------------------------------------
            =       Fixed Charges

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    G.  DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

INTEREST EXPENSE - The interest expense as stated on the applicant's financial statement, plus, if not already included therein, the interest expense imputed on all capital leases. (Note: FASB financial reporting standards require the interest imputed on capital leases to be recorded as interest expense and included in the interest expense total on the financial statement. Therefore, the interest expense as stated on the applicant's financial statement should include the interest imputed on capital leases. If the financial statement has been reviewed or audited, reliance may be placed on the audit firm to have properly applied this principal. If the financial statement has not been reviewed or audited, the analyst must determine if the imputed interest has been properly stated, and if not, must add this interest as per the stated formula.)

LIQUIDITY RATIO - The product of the following equation, expressed as a ratio (e.g. 1.25:1):

                    Current Assets
            div     Current Liabilities
            ---------------------------
            =       Liquidity Ratio

NET INCOME - The net income as stated on the applicant's financial statement.

NET WORTH - The net worth (e.g. - partners' capital or stockholders equity) as stated on the applicant's financial statement. For a corporation, this will include preferred stock, common stock, additional paid-in capital and retained earnings, less any treasury stock or stock subscriptions receivable.

NON-RECURRING ITEMS - Items which, when computing cash flow, should be added back to or subtracted from net income to normalize results. Examples of Non-Recurring Items include, but are not limited to: gains on sales of assets, expensed development costs for newly constructed store units, theft expenses, non-recurring bank charges (e.g. - new facility fees) and discontinued operations write-offs (on a case-by-case basis).

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    G.  DEFINITIONS OF CREDIT ANALYSIS TERMS

- --------------------------------------------------------------------------------

OPERATING CASH FLOW - The sum or subtraction of the following items for the applicant business for the applicable operating period:

            +       Net Income
            +       Depreciation and Amortization
            +       Interest Expense
            +       Operating Lease Expense
            +/-     Non-Recurring Items
            ---------------------------
            =       Operating Cash Flow

OPERATING LEASE EXPENSE - The amount of rental expense paid under operating leases, as stated on the applicant's financial statements.

TOTAL LIABILITIES - The total liabilities as stated on the applicant's financial statement, including current and long-term liabilities.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------

1. UPDATES ON FRANCHISE CONCEPT UNDERWRITING REPORTS - Once a Franchise Concept is approved, the Franchisor file should be retained in the Credit Department. Captec should be put on the franchisor's mailing list to receive quarterly financial statements and any news releases on the franchisor. All updated information must be informally reviewed by the Credit Manager for major events or changes.

     Each franchise concept must be formally reviewed on an annual basis. All franchisors should be entered in the Credit Department's tracking system, which provides a tickler report when the franchisor is up for an annual review.

     The annual franchise concept review should include the spreading of the most recent audited and interim financial statements of the franchisor, a review of the existing portfolio and a review and update of the written Concept Underwriting Report so that it includes all current information on the company. The Concept Underwriting Report should be submitted to Credit Committee for renewal.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------
                                                               Revised July 1995

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------

2. MONITORING UNIT LEVEL PERFORMANCE TRENDS WITHIN CONCEPTS - As Captec finances more franchisees in each concept and a portfolio is established, unit level financial statements are obtained from a variety of customers. The result is a resource of actual operating results from a cross-section of stores within the concept.

     The Vice President - Credit is responsible for overseeing the input of this information into a database which accumulates this information and computes average concept performance standards such as store sales, pertinent margins, operating cost components and profits. These unit level performance standards must be updated on an annual basis in conjunction with the update of the Concept Underwriting Report. Any significant changes in the standards must be noted in the updated report.

     Furthermore, the most current unit level performance standards must be utilized when analyzing a new application for the concept, comparing the applicant's projections to the standards.

CAPTEC FINANCIAL GROUP, INC.                            OPERATIONS POLICY MANUAL
- --------------------------------------------------------------------------------

Section:        I.  CREDIT UNDERWRITING POLICIES
Sub-Section:    H.  CREDIT MONITORING

- --------------------------------------------------------------------------------

3. MONITORING HIGH CONCENTRATION CUSTOMER ACCOUNTS - Customer accounts with total exposure (outstanding balances) exceeding $700,000 ("high concentration accounts") must be monitored on a continuous basis. It is the duty of the Credit Manager to assign responsibility for monitoring each high concentration account to a specific Credit Analyst.

     Each high concentration account customer must provide Captec with quarterly financial statements. Upon receipt, the quarterly financial information must be input into the spreadsheet tracking system by the assigned Credit Analyst. This system lists the customer name, details the transaction(s) and total exposure with Captec, and lists the most recent financial statement on file and when the next is due. A follow-up date is triggered by this system.

     The assigned Credit Analyst should perform the standard analysis on these quarterly financial statements and report any significant changes in the customer's financial trends and financial position to the Credit Manager. The Credit Manager must report this information to the Credit Committee.

     It is common for Captec's high concentration account customers to be in a significant growth phase. Such growth can strain the capital resources, management expertise and earnings trends of the customer. Therefore, when monitoring such customers, the credit analysis should also include comparison of projected to actual results and an on-going review of the projected effects of growth on the financial position of the customer.

                                 AMENDMENT NO.1
                          TO CREDIT AGREEMENT BETWEEN
             CAPTEC FINANCIAL GROUP FUNDING CORPORATION, BORROWER,
                                      AND
                 CS FIRST BOSTON MORTGAGE CAPITAL CORP., LENDER



Section 4(c)(iv)(C) of the above named Credit Agreement dated February 26, 1996 (the "Agreement") is hereby amended and restated, so as to be and read in its entirety as follows:

            (C) Subordinated Debt payable to the Parent in an aggregate principal amount not to exceed at any time the sum of 10% of the then aggregate principal amount outstanding of the Revolving Loans plus $500,000; provided, however, that the Borrower may incur Subordinated Debt in an aggregate principal amount in excess of the sum of 10% of the then aggregate principal amount outstanding of the Revolving Loans plus $500,000 provided (i) the proceeds of such excess Subordinated Debt is used by Borrower to fund the origination of Loans and (ii) any such excess Subordinated Debt is prepaid in full on the date of the next succeeding Credit Event.


IN WITNESS WHEREOF, Lender and Borrower have caused this amendment to be duly executed so as to be effective as of March 31, 1996.


LENDER                                 BORROWER
- ------                                 --------

CS FIRST BOSTON MORTGAGE               CAPTEC FINANCIAL GROUP
CAPITAL CORP.                          FUNDING CORPORATION


By: /s/ Emily Youssouf                 By: /s/ W. Ross Martin
    ------------------------------         -----------------------------
    Name:  Emily Youssouf                  Name:  W. Ross Martin
    Title: Director                        Title: Vice President

Address:                               Chief Executive Office:
- --------                               -----------------------

55 East 52nd Street                    24 Frank Lloyd Wright Drive
New York, New York 10055               Lobby L, 4th Floor
                                       Ann Arbor, Michigan 48106-0544